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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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BROOKFIELD PROPERTY REIT INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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BROOKFIELD PROPERTY REIT INC.

250 Vesey Street, 15th Floor
New York, New York 10281-1023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 19, 2019

To our Stockholders:

        The 2019 Annual Meeting of Stockholders of Brookfield Property REIT Inc. (the "Company") will be held on June 19, 2019, at 11:00 a.m. Eastern Time. The Annual Meeting will be a virtual meeting conducted via live audio webcast that can be accessed by visiting www.virtualshareholdermeeting.com/BPR2019. At the meeting our stockholders will consider the following items of business:

  1.
  To elect nine directors to serve until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

  2.
  To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2019;

  3.
  To amend and restate our Third Amended and Restated Certificate of Incorporation (the "Charter") to authorize a new class of capital stock known as Class B-2 Stock, par value $0.01 per share (the "Class B-2 Stock");

  4.
  To amend and restate our Charter to reduce the rate of dividends payable on (i) the shares of the Company's Class B-1 Stock, par value $0.01 per share (the "Class B-1 Stock" and together with the Class B-2 Stock, the "Class B Stock"), from 10.0% per year of the liquidation amount per share (the "Class B Liquidation Amount") to 6.5% per year of the Class B Liquidation Amount effective as of June 26, 2019 and (ii) the shares of Company's Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), from 10.0% per year of the Class B Liquidation Amount to 8.65% per year of the Class B Liquidation Amount effective as of June 26, 2019;

  5.
  To amend and restate our Charter to clarify certain conversion mechanics relating to the Company's Class A Stock, par value $0.01 per share, acquired by Brookfield Property Partners L.P. ("BPY") or an affiliate of BPY;

  6.
  To amend and restate our Charter to eliminate authorized common stock, par value $0.01 per share and implement other ancillary amendments;

  7.
  To approve the Brookfield Property Group Restricted BPR Class A Stock Plan;

  8.
  To approve the Brookfield Property L.P. FV LTIP Unit Plan; and

  9.
  To transact other business properly coming before the meeting.

        Each of these matters is described in further detail in the proxy statement that accompanies this notice. Only stockholders of record at the close of business on April 22, 2019 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

By order of the Board of Directors,
New York, New York
April 30, 2019

Michelle L. Campbell
Secretary

Page
General Information	1
About The Meeting	2
Proposal 1 Election of Directors	8
Proposal 2 Ratification of Selection of Independent Registered Public Accounting Firm	12
Proposal 3 Proposal to Amend and Restate Our Charter to Authorize the Class B-2 Stock	14
Proposal 4 Proposal to Amend and Restate Our Charter to Decrease the Dividend Rate Payable on the Class B-1 Stock and Series B Preferred Stock	17
Proposal 5 Proposal to Amend and Restate Our Charter to Clarify Certain Conversion Mechanics Relating to the Class A Stock Acquired By BPY or an Affiliate of BPY	18
Proposal 6 Proposal to Amend and Restate Our Charter to Eliminate Authorized Common Stock and Implement Other Ancillary Amendments	19
Proposal 7 Proposal to Approve the Brookfield Property Group Restricted BPR Class A Stock Plan	20
Proposal 8 Proposal to Approve the Brookfield Property L.P. FV LTIP Unit Plan	22
Corporate Governance	24
Executive Officers	30
Executive Compensation and Other Information	30
Compensation Discussion and Analysis	30
Compensation Committee Report	38
2018 Summary Compensation Table	39
All Other Compensation Table	40
Grants of Plan-Based Awards for Fiscal Year Ended 2018	41
Outstanding Equity Awards at Fiscal Year End 2018	42
Option Exercises and Stock Vested for Fiscal Year Ended 2018	44
Potential Payments Upon Termination of Employment or Change in Control	44
Employment Arrangements for Executive Officers	45
Pay Ratio	45
Director Compensation	46
Security Ownership of Certain Beneficial Owners and Management	48
Certain Relationships and Related Party Transactions	50
Report of the Audit Committee	52
Additional Information	53
Appendix A—Fourth Amended and Restated Certificate of Incorporation	A-1
Appendix B—Marked Version of Fourth Amended and Restated Certificate of Incorporation	B-1
Appendix C—Brookfield Property Group Restricted BPR Class A Stock Plan	C-1
Appendix D—Brookfield Property L.P. FV LTIP Unit Plan	D-1

BROOKFIELD PROPERTY REIT INC.

250 Vesey Street, 15th Floor
New York, New York 10281-1023

2019 PROXY STATEMENT

GENERAL INFORMATION

        The Board of Directors ("Board") of Brookfield Property REIT Inc. is asking for your proxy for use at the 2019 annual meeting of our stockholders (the "Annual Meeting") to be held on June 19, 2019, at 11:00 a.m. Eastern Time, and at any postponement or adjournment of the meeting. The Annual Meeting will be a virtual meeting conducted via live audio webcast that can be accessed by visiting www.virtualshareholdermeeting.com/BPR2019. We are making this proxy statement (the "Proxy Statement") and related material available to our stockholders on or about April 30, 2019. In this Proxy Statement we refer to Brookfield Property REIT Inc. as "BPR," "we," "us," "our," or the "Company".

        Stockholders are being asked to vote at the Annual Meeting on the following items of business:

  (1)
  the election of nine directors to the Board;

  (2)
  the selection of Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the year ending December 31, 2019;

  (3)
  the amendment and restatement of our Third Amended and Restated Certificate of Incorporation (the "Charter") to authorize a new class of capital stock known as Class B-2 Stock, par value $0.01 per share (the "Class B-2 Stock") (the "Class B-2 Amendment");

  (4)
  the amendment and restatement of our Charter to the reduce the rate of dividends payable on (i) the shares of the Company's Class B-1 Stock, par value $0.01 per share (the "Class B-1 Stock" and together with the Class B-2 Stock, the "Class B Stock"), from 10.0% per year of the liquidation amount per share (the "Class B Liquidation Amount") to 6.5% per year of the Class B Liquidation Amount effective as of June 26, 2019 and (ii) the shares of Company's Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock"), from 10.0% per year of the Class B Liquidation Amount to 8.65% per year of the Class B Liquidation Amount effective as of June 26, 2019 (the "Proposed Rate Amendment");

  (5)
  the amendment and restatement of our Charter to clarify certain conversion mechanics relating to the Company's Class A Stock, par value $0.01 per share (the "Class A Stock"), acquired by Brookfield Property Partners L.P. ("BPY") or an affiliate of BPY (the "Proposed Conversion Amendment");

  (6)
  the amendment and restatement of our Charter to eliminate the common stock and implement other ancillary amendments (the "Proposed Common Stock Amendment");

  (7)
  the approval of the Brookfield Property Group Restricted BPR Class A Stock Plan;

  (8)
  the approval of the Brookfield Property L.P. FV LTIP Unit Plan; and

  (9)
  such other business as may properly come before the meeting.

        This Proxy Statement summarizes the information you need to know in order to vote on these proposals in an informed manner.

Use of the Internet

        Pursuant to rules adopted by the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials for the Annual Meeting, including this Proxy Statement and our annual report for the year ended December 31, 2018 on Form 10-K (the "Annual Report"), on the

Internet. Accordingly, on or about April 30, 2019, we will begin mailing a Notice of Internet Availability of Proxy Materials ("Notice") to all of the Company's stockholders of record and beneficial owners as of the record date for the Annual Meeting. The Notice will include instructions on how you may access the proxy materials for the Annual Meeting at www.proxyvote.com. Stockholders will not receive printed copies of the proxy materials for the Annual Meeting unless they request them, in which case printed copies of the proxy materials and a paper proxy card will be provided at no charge. Any stockholder may request to receive the proxy materials for the Annual Meeting in printed form by mail or electronically by e-mail by contacting us at bpy.enquiries@brookfield.com prior to June 5, 2019 in order to receive the materials in advance of the Annual Meeting. We encourage you to take advantage of the availability of the Company's proxy materials on the Internet in order to lower our printing and delivery costs and help reduce the environmental impact of the Annual Meeting.

        We have elected this year to hold the Annual Meeting virtually via the Internet. Stockholders who choose to attend the Annual Meeting will do so by accessing a live audio webcast of the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/BPR2019. At this website, stockholders will be able to listen to the Annual Meeting live, submit questions and submit their vote while the Annual Meeting is being held. We believe hosting the Annual Meeting virtually will enable increased stockholder attendance from locations around the world and will encourage more active stockholder engagement and participation at the Annual Meeting. Please see "How do I attend the Annual Meeting?" below for more information.

ABOUT THE MEETING

Who is entitled to vote?

        The Board has fixed the close of business (Eastern Time) on April 22, 2019 (the "Record Date"), as the record date to determine who is entitled to receive notice of and to vote at the Annual Meeting. There were 97,014,250 shares of Class A Stock, 323,641,838 shares of Series B Preferred Stock, 127,449,295 shares of Class B-1 Stock and 640,051,301 shares of Class C Stock, par value $0.01 per share (the "Class C Stock"), outstanding on the Record Date, each entitled to one vote with respect to the election of each director nominee and one vote on each of the other proposals presented for stockholder action at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

How do I attend the Annual Meeting?

        All BPR stockholders of record at the close of business on the Record Date, or their designated proxies, may attend and participate in the Annual Meeting. Even if you plan to attend the Annual Meeting, you are encouraged to vote on the Internet, by telephone or by mail before the Annual Meeting, to ensure that your vote will be counted. Please see "How do I vote my shares?" and "Can I change my vote?" below for voting instructions.

        To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/BPR2019 and use their 16-digit control number provided in the Notice to login to this website, and beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. We encourage stockholders to login to this website and access the webcast before the Annual Meeting's start time. Further instructions on how to attend, participate in and vote at the Annual Meeting, including how to demonstrate your ownership of our stock as of the record date, are available at www.proxyvote.com.

        Submitting your proxy before the Annual Meeting will not affect your right to vote at the Annual Meeting if you decide to attend; however, your attendance at the Annual Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. In order to do so, you must submit an online vote during the webcast of the Annual Meeting reflecting your new vote. Please see "Can I change my vote?" below for further detail.

What are the Board's voting recommendations?

        The Board recommends that you vote your shares FOR the election of each of the nominees to the Board (Proposal 1), FOR the ratification of the independent registered public accounting firm (Proposal 2), FOR the Proposed Class B-2 Amendment (Proposal 3), FOR the Proposed Rate Amendment (Proposal 4), FOR the Proposed Conversion Amendment (Proposal 5), FOR the Proposed Common Stock Amendment (Proposal 6), FOR the approval of the Brookfield Property Group Restricted BPR Class A Stock Plan (Proposal 7) and FOR the approval of the Brookfield Property L.P. FV LTIP Unit Plan (Proposal 8).

What matters are to be voted on at the Annual Meeting and what are the required votes?

Proposal	Who is Entitled to Vote	Voting Requirement
Item 1: Election of Each of the Nominees to the Board	• Holders of the outstanding shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.	Majority of votes cast Abstentions and broker non-votes excluded
The Board recommends a vote FOR each of the Director Nominees.
Item 2: Ratification of the Independent Registered Public Accounting Firm	• Holders of the outstanding shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.	Majority of the voting power present and entitled to vote thereon Abstentions have the effect of an AGAINST VOTE and broker non-votes have no effect
The Board recommends a vote FOR Proposal 2.
Item 3: Proposed Class B-2 Amendment	• Holders of the outstanding shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.	Two-thirds of the voting power of the shares outstanding
	• Holders of the outstanding shares of the Series B Preferred Stock and the Class B-1 Stock, voting together as a single class.	Two-thirds of the voting power of the shares outstanding
	• Holders of the outstanding shares of the Series B Preferred Stock, voting separately.	Majority of the voting power of the shares outstanding
	• Holders of the outstanding shares of the Class B-1 Stock, voting separately.	Majority of the voting power of the shares outstanding
	• Holders of the outstanding shares of the Class C Stock, voting separately.	Two-thirds of the voting power of the shares outstanding

Proposal	Who is Entitled to Vote	Voting Requirement
Abstentions and broker non-votes have the effect of an AGAINST VOTE
The Board recommends a vote FOR Proposal 3.
Item 4: Proposed Rate Amendment	• Holders of the outstanding shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.	Majority of the voting power of the shares outstanding
	• Holders of the outstanding shares of the Series B Preferred Stock and the Class B-1 Stock, voting together as a single class.	Two-thirds of the voting power of the shares outstanding
	• Holders of the outstanding shares of the Series B Preferred Stock, voting separately.	Majority of the voting power of the shares outstanding
	• Holders of the outstanding shares of the Class B-1 Stock, voting separately.	Majority of the voting power of the shares outstanding
Abstentions and broker non-votes have the effect of an AGAINST VOTE
The Board recommends a vote FOR Proposal 4.
Item 5: Proposed Conversion Amendment	• Holders of the outstanding shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.	Majority of the voting power of the shares outstanding
Abstentions and broker non-votes have the effect of an AGAINST VOTE
The Board recommends a vote FOR Proposal 5.
Item 6: Proposed Common Stock Amendment	• Holders of the outstanding shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.	Two-thirds of the voting power of the shares outstanding
Abstentions and broker non-votes have the effect of an AGAINST VOTE
The Board recommends a vote FOR Proposal 6.
Item 7: Approval of the Brookfield Property Group Restricted BPR Class A Stock Plan	• Holders of the outstanding shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.	Majority of the voting power present and entitled to vote thereon

Proposal	Who is Entitled to Vote	Voting Requirement
Abstentions have the effect of an AGAINST VOTE and broker-non votes have no effect
The Board recommends a vote FOR Proposal 7.
Item 8: Approval of the Brookfield Property L.P. FV LTIP Unit Plan	• Holders of the outstanding shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.	Majority of the voting power present and entitled to vote thereon
Abstentions have the effect of an AGAINST VOTE and broker-non votes have no effect
The Board recommends a vote FOR Proposal 8.

        BPY has informed the Company that it intends to vote, or cause to be voted, the shares of Class B-1 Stock, Series B Preferred Stock and Class C Stock it owns, directly or indirectly, in favor of each of the Proposals. Because BPY owns, directly or indirectly, a majority of the voting power of the outstanding shares of capital stock of the Company and all of the outstanding shares of the Class B-1 Stock, Series B Preferred Stock and Class C Stock, it has the power to approve each Proposal.

How do I vote my shares?

        Stockholders of Record.    If you are a "record" holder of our shares (that is, if you hold your stock in your own name in the Company's stock records maintained by our transfer agent), you may vote in any one of the following ways:

  •
  On the Internet.  You may vote on the Internet in one of two ways: (1) you may vote by proxy before the Annual Meeting starts by visiting www.proxyvote.com and following the instructions in the Notice; or (2) you may vote during the Annual Meeting by attending the live audio webcast at www.virtualshareholdermeeting.com/BPR2019 and following the instructions in the Notice.

  •
  By Telephone.  If you request printed copies of the proxy materials for the Annual Meeting, you may vote by proxy by calling the toll-free number found on the proxy card delivered with these proxy materials.

  •
  By Mail.  If you request printed copies of the proxy materials for the Annual Meeting, you may vote by proxy by completing the proxy card delivered with these proxy materials and mailing it in the envelope provided.

        Votes submitted by proxy on the Internet or by telephone must be received by 11:59 p.m. Eastern Time on the day before the Annual Meeting to be counted. Votes submitted on the Internet during the Annual Meeting by stockholders attending the meeting and votes submitted by mail must be received no later than the close of voting at the Annual Meeting to be counted.

        Beneficial Owners of Shares Held in Street Name.    If you hold shares of our Company in "street name" (that is, through a broker, bank or other nominee), you will need to obtain a voting instruction form from the institution that holds your shares and follow the voting instructions and submission deadlines on that form. The availability of Internet, telephone, mail or other methods to vote your shares by proxy will depend on the voting processes of the broker, bank or other nominee that holds your shares.

What happens if I don't provide voting instructions?

        Stockholders of Record.    If you are a stockholder of record at the close of business on the Record Date and you submit a valid proxy that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted FOR the election of each of the nominees to the Board (Proposal 1), FOR the ratification of the independent registered public accounting firm (Proposal 2), FOR the Proposed Class B-2 Amendment (Proposal 3), FOR the Proposed Rate Amendment (Proposal 4), FOR the Proposed Conversion Amendment (Proposal 5), FOR the Proposed Common Stock Amendment (Proposal 6), FOR the approval of the Brookfield Property Group Restricted BPR Class A Stock Plan (Proposal 7) and FOR the approval of the Brookfield Property L.P. FV LTIP Unit Plan (Proposal 8).

        Beneficial Owners of Shares Held in Street Name.    If you hold shares of our Company in "street name" it is important that you provide the broker, bank or other nominee who holds your shares with voting instructions on the matters to be voted on at the meeting. With respect to the election of directors (Proposal 1), the Proposed Class B-2 Amendment (Proposal 3), the Proposed Rate Amendment (Proposal 4), the Proposed Conversion Amendment (Proposal 5), the Proposed Common Stock Amendment (Proposal 6), the approval of the Brookfield Property Group Restricted BPR Class A Stock Plan (Proposal 7) and the approval of the Brookfield Property L.P. FV LTIP Unit Plan (Proposal 8), your broker or other institution generally will not be able to vote your shares unless you provide voting instructions. With respect the ratification of the independent registered public accounting firm (Proposal 2), your broker or other nominee in certain circumstances may be able to vote your shares in its discretion without voting instructions from you.

Can I change my vote?

        Stockholders of Record.    If you are a stockholder of record at the close of business on the Record Date, you may revoke a previously submitted proxy and change your vote by taking any one of the following actions:

  •
  Later-Dated Vote.  You may revoke a previously submitted proxy by submitting a later-dated vote on the Internet (either before or during the Annual Meeting), by telephone or by mail.

  •
  Written Notice.  You may revoke a previously submitted proxy by sending or otherwise delivering a written notice of revocation to the attention of our Secretary at the address of our principal executive offices.

        To be effective, any later-dated vote must be received by the applicable deadline for the voting method used, as described above, and any written notice of revocation must be received no later than the close of voting at the Annual Meeting. Only your latest-dated vote that is received by the deadline applicable to the voting method used will be counted.

        Beneficial Owners of Shares Held in Street Name.    If you hold our shares in "street name," you will need to contact the institution that holds your shares and follow its instructions for revoking your proxy.

How will the proxy holders vote?

        The persons named in the accompanying proxy intend to vote the shares represented by all properly executed and unrevoked proxies received by them in accordance with the instructions on each proxy. If no instructions are given, they will vote FOR the election of each of the nominees to the Board (Proposal 1), FOR the ratification of the independent registered public accounting firm (Proposal 2), FOR the Proposed Class B-2 Amendment (Proposal 3), FOR the Proposed Rate Amendment (Proposal 4), FOR the Proposed Conversion Amendment (Proposal 5), FOR the Proposed Common Stock Amendment (Proposal 6), FOR the approval of the Brookfield Property Group

Restricted BPR Class A Stock Plan (Proposal 7) and FOR the approval of the Brookfield Property L.P. FV LTIP Unit Plan (Proposal 8). If any other matters come before the Annual Meeting, your proxy grants the individuals named in the proxy the discretion to vote on such matters.

What constitutes a quorum for the Annual Meeting?

        If a majority of the voting power of the Company's capital stock entitled to vote generally on the election of directors on the Record Date are present in person or represented by proxy at the Annual Meeting, we will have a quorum, permitting the conduct of business at the Annual Meeting. As of the Record Date, we had 97,014,250 shares of Class A Stock, 323,641,838 shares of Series B Preferred Stock, 127,449,295 shares of Class B-1 Stock, and 640,051,301 shares of Class C Stock outstanding and entitled to vote on the election of directors. When specified business is to be voted on by one or more classes or series of stock voting separately, the holders of the majority of the shares of such class or classes or series shall constitute a quorum of such class or classes or series for the transaction of such business. Abstentions and broker non-votes are counted as present in person or represented by proxy for purposes of determining whether a quorum exists.

Who will bear the costs of soliciting votes for the meeting?

        Your proxy is being solicited by the Board on behalf of the Company. The Company will bear the entire cost of the solicitation of proxies from its stockholders. Solicitations will be made primarily through the Notice and the solicitation materials made available on the Internet or via e-mail or in print to those who request copies, but may be supplemented by telephone, mail, e-mail or personal solicitation by our directors or officers, who will not receive any additional compensation for such solicitation activities. We will provide copies of solicitation materials to brokers, banks and other nominees holding in their names shares of our stock that are beneficially owned by others for forwarding to the beneficial owners of those shares who have requested printed materials and we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

PROPOSAL 1
ELECTION OF DIRECTORS

        Each of the Company's directors serves for a one-year term and is subject to annual election by the stockholders. Accordingly, the stockholders will be asked to elect nine directors at the Annual Meeting. Each director will hold office until the 2020 Annual Meeting of Stockholders, and until a successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

        The Board, based on the recommendation of the Governance and Nominating Committee, has nominated Caroline M. Atkinson, Jeffrey M. Blidner, Soon Young Chang, Richard B. Clark, Omar Carneiro da Cunha, Scott R. Cutler, Stephen DeNardo, Louis J. Maroun and Lars Rodert to be elected to serve on the Board, each until the 2020 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

        Each of the nominees is currently a director of our Company and has agreed to stand for election, be named in this Proxy Statement and to serve on the Board if elected. If, prior to the Annual Meeting, a nominee should become unavailable to serve, the shares represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board, unless the Board determines to reduce the number of directors or to leave a vacant seat on the Board in accordance with the Company's Charter and Amended and Restated Bylaws (the "Bylaws"), as then in effect. During the course of a term, the Board may appoint a new director to fill any vacant seat. In that event, the newly appointed director would complete the term of the director he or she replaced or, if appointed to fill a vacancy caused by an increase to the size of the Board, serve until the next annual meeting of our stockholders.

Director Nominees

        The nominees for the Board are set forth below, along with a description of their professional backgrounds. Each of these director nominees currently serves on the Board of the general partner of our parent company, BPY, (the "BPY General Partner"). We believe each of these nominees contributes to the Board's effectiveness as a whole based on the wealth of executive leadership experience they bring to the Board, as well as the other specific attributes, qualifications and skills described below. All nominees have agreed to serve if elected.

Caroline M. Atkinson, 66	Director since February 2019

        Ms. Atkinson is a Senior Adviser to Rock Creek investment firm in Washington D.C., a trustee of the International Institute of Strategic Studies in London and a director of the BPY General Partner. Ms. Atkinson is an Oxford-trained economist with more than two decades as a senior policy-maker in international economics and finance and as an executive in technology. She has held senior positions at Google, the U.S. government, the International Monetary Fund (IMG) and the Bank of England. Most recently Ms. Atkinson was Head of Global Policy for Google Inc. Prior to joining Google, Ms. Atkinson worked for President Barack Obama as the Deputy National Security Adviser for International Economics at the White House. She was the President's personal representative to major international economic summits, including the G-7/8 and the G-20. She was also the Advisor to Treasury Secretaries Robert Rubin and Lawrence Summers. She has advised leading U.S. companies on global business and economic issues. Ms. Atkinson is a Member of the Board Executive Committee for the Peterson Institute for International Economics, and a Member of the Council on Foreign Relations and the Economic Club of New York. The Board nominated Ms. Atkinson to serve as a director based, among other factors, on her experience in international economics and finance.

Jeffrey M. Blidner, 70	Director since August 2018

        Mr. Blidner is a Vice Chairman of Brookfield Asset Management Inc. ("Brookfield Asset Management") and is responsible for strategic planning and fundraising. Mr. Blidner is also Chief Executive Officer of Brookfield Asset Management's Private Funds Group, Chairman and a director of the general partner of each of Brookfield Business Partners L.P. and Brookfield Renewable Partners L.P. and a director of Brookfield Asset Management, the BPY General Partner and the general partner of Brookfield Infrastructure Partners L.P. Mr. Blidner also served as a board member for Rouse Properties, Inc. from 2012 to 2016. Prior to joining Brookfield Asset Management in 2000, Mr. Blidner was a senior partner at a Canadian law firm. The Board nominated Mr. Blidner to serve as a director based, among other factors, on his knowledge of the Company and his experience in board governance.

Dr. Soon Young Chang, 59	Director since August 2018

        Dr. Chang is a member of the board of directors of Dubai World and the BPY General Partner. Dr. Chang serves as Senior Advisor to the Investment Corporation of Dubai, providing strategic counsel and lending his global perspective to the investment arm of the Dubai Government. Dr. Chang is the founder and chairman of Midas International Asset Management Company, an international asset management fund which manages over $5 billion. He is also a founding partner of Sentinel Advisor, a New York-based arbitrage fund. Dr. Chang has served as an advisor to a variety of financial institutions, including Korea National Pension Corporation, Hyundai International Merchant Bank and Templeton-Ssangyong Investment Trust Company. Dr. Chang received his Master's and Doctoral degrees from George Washington University and has authored many books and articles on the subject of financial engineering. The Board nominated Dr. Chang to serve as a director based, among other factors, on his knowledge of the Company and his experience in asset management and international finance.

Richard B. Clark, 60	Director since August 2018

        Mr. Clark is a Managing Partner of Brookfield Asset Management and Chairman of the board of directors of the Company and the BPY General Partner. He has over 30 years of real estate experience. Mr. Clark has been employed by Brookfield Asset Management and its predecessors since 1984 in various senior roles including President and Chief Executive Officer of Brookfield Property Group LLC ("BPG") and BPY. Mr. Clark holds a Bachelor of Science in Business from the Indiana University of Pennsylvania. Mr. Clark served on the board of directors of GGP Inc. ("GGP") prior to its acquisition by BPY. The Board nominated Mr. Clark to serve as a director based, among other factors, on his knowledge of the Company and his experience in commercial real estate and development.

Omar Carneiro da Cunha, 72	Director since August 2018

        Mr. Cunha is a Senior Partner with Dealmaker Ltd., a consultancy and M&A advisory firm, with a focus in telecommunications, information technology, oil & gas and retail, and has also been a Senior Partner of BOND Consultoria Empresarial e Participacoes since 1994. Mr. Cunha is a director of the BPY General Partner. He was the Chairman of "Bob's", a Brazilian fast food company, from 1995 to 2008, a director of the Energisa Group since 1996, and a director of Grupo Libra since 2010. In 2005, Mr. Cunha was the Deputy Chairman and Chief Executive Officer of VARIG Brazilian Airline. From 1995 to 1998, Mr. Cunha was the President of AT&T Brasil and a member of the Management Committee of AT&T International. Prior to that, Mr. Cunha worked for 27 years in Brazil and abroad for the Royal Dutch/Shell Group, and was President of Shell Brasil, Billiton Metals and Shell Quimica from 1991 to 1994. Mr. Cunha is currently a member of the board of Cultura Inglesa S/A and of the American Chamber of Commerce for Brazil. The Board nominated Mr. Cunha to serve as a director based, among other factors, on his knowledge of the Company and his experience in board governance in the telecommunications, technology, energy and retail sectors.

Scott R. Cutler, 49	Director since February 2019

        Mr. Cutler is a director of the BPY General Partner. He was the Senior Vice President, Americas at eBay from 2017 to 2019, where he oversaw the Americas business unit, including the United States, Latin America, and Canada. Mr. Cutler joined eBay as President of eBay's StubHub business in April 2015 after nine years as an Executive Vice President at the New York Stock Exchange ("NYSE"). During his tenure at NYSE, Mr. Cutler transformed it into the number one global exchange and was responsible for over $1 trillion in capital raised and helped to take public some of the world's most iconic brands of the last decade. Mr. Cutler holds a B.S. degree in Economics from Brigham Young University ("BYU") and a J.D. from the University of California, Hasting College of Law. He also serves on the board of the Mental Health Association of New York City and is a trustee on the National Advisory Committee for BYU. The Board nominated Mr. Cutler to serve as a director based, among other factors, on his experience in technology and international business.

Stephen DeNardo, 65	Director since August 2018

        Mr. DeNardo is currently managing director and president and CEO of RiverOak Investment Corp., LLC and has held this position since 1999. He is also a director of the BPY General Partner and Chairman of its Audit Committee. From 1997 to 1999 he was Partner and Senior Vice President of ING Realty Partners, where he managed a $1 billion portfolio. Prior to his employment with ING Realty Partners, he was President of ARES Realty Capital from 1991 to 1997, where he managed a $5 billion portfolio of diversified debt and equity assets. Before joining ARES Realty Capital, he was a Partner at First Winthrop Corporation. Mr. DeNardo has held a license as a Certified Public Accountant since 1978 and has a B.S. in Accounting from Fairleigh Dickinson University. The Board nominated Mr. DeNardo to serve as a director based, among other factors, on his knowledge of the Company, his financial acumen and his experience in commercial real estate and asset management.

Louis J. Maroun, 68	Director since August 2018

        Mr. Maroun is the Founder and Chairman of Sigma Real Estate Advisors and Sigma Capital Corporation, which specializes in international real estate advisory services. Prior to this role, Mr. Maroun was the Executive Chairman of ING Real Estate Canada and held executive positions in a number of real estate companies where he was responsible for overseeing operations, real estate transactions, asset and property management, as well as many other related functions. Mr. Maroun is a director of the BPY General Partner and Chair of its Governance and Nominating Committee. Mr. Maroun also is on the board of directors of the general partner of Brookfield Renewable Energy Partners L.P. and Summit Industrial Income REIT. Previously, Mr. Maroun served on the board of ThermoCeramix Corp. from 2014 to 2016. Mr. Maroun graduated from the University of New Brunswick in 1972 with a Bachelor's degree, followed by a series of post graduate studies and in January of 2007, after a long and successful career in investment real estate, Mr. Maroun was elected to the position of Fellow of the Royal Institute of Chartered Surveyors The Board nominated Mr. Maroun to serve as a director based, among other factors, on his knowledge of the Company and his experience in commercial real estate and board governance.

Lars Rodert, 57	Director since August 2018

        Mr. Rodert is the founder and CEO of ÖstVäst Capital Management ("OVCM") and is a director of the BPY General Partner and its Lead Independent Director. Mr. Rodert has 30 years of experience in global investment industry. Prior to OVCM, Mr. Rodert spent 11 years as a Global Investment Manager for IKEA Treasury. Before joining IKEA Treasury, Mr. Rodert was with SEB Asset

Management for 10 years as CIO and responsible for SEB Global Funds ("SEB"). Prior to SEB, Mr. Rodert spent 10 years in North America with five years at Investment Bank Gordon Capital and five years as a partner with a private investment holding company, Robur et. Securitas. Mr. Rodert is a director of PCCW Limited, an information and communications technology company. Mr. Rodert holds a Master of Science Degree in Business and Economics from Stockholm University. The Board nominated Mr. Rodert to serve as a director based, among other factors, on his knowledge of the Company and his experience in commercial real estate and board governance.

Election of Directors

        To be elected, the votes cast in favor of the election of a nominee must exceed the votes cast against the election of that nominee. The holders of our Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class, are entitled to vote on the election of directors. Under Delaware law, if an incumbent director is not re-elected, the director will continue to serve on the Board as a "holdover director." If any incumbent director is not re-elected, under our Corporate Governance Guidelines and our Bylaws, the director is required to tender his or her resignation for consideration by the Board. The Chairman of the Board will review any submitted resignation and the Governance and Nominating Committee will consider the resignation, evaluating the best interest of the Company and its stockholders, and make a recommendation to the Board on whether to accept or reject the resignation.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR EACH OF THE NINE DIRECTOR NOMINEES (ITEM 1 ON THE PROXY CARD).

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We are asking our stockholders to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2019. Deloitte has served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 2001 through 2018.

        Although ratification by stockholders is not required by our organizational documents or other applicable law, the Audit Committee has determined that a policy of requesting ratification by stockholders of its selection of an independent registered public accounting firm is a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee may reconsider the selection of Deloitte. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees and Services

        The following table presents the fees paid by the Company to Deloitte during the periods presented:

Year Ended December 31,	2018	2017
Audit Fees(1)	$3,395,100	$3,138,000
Audit-Related Fees(2)	$2,482,800	$1,190,750
Tax Fees(3)	$84,700	$411,800
All Other Fees	$—	$—
Total	$5,962,600	$4,740,550

(1)
Audit fees consisted principally of the audits of the Company's annual consolidated financial statements, internal control over financial reporting, reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q, comfort letters, and reviews of other filings or registration statements under the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended (the "Exchange Act").

(2)
Audit-related fees consisted primarily of various audits of individual or portfolios of properties to comply with lender, joint venture partner or tenant requirements. The 2018 and 2017 fees exclude $224,000 and $84,000, respectively, related to consents provided for the 2017 and 2016 consolidated financial statements of the Company included in registration statements of BPY and its affiliates; all such fees were reimbursed by BPY.

(3)
Tax services consisted principally of services necessitated by the Company's ongoing tax compliance requirements.

Audit Committee's Pre-Approval Policies and Procedures

        We have adopted written policies that provide that the Audit Committee is to pre-approve all audit services and permitted non-audit services to be performed for us by our independent registered public accounting firm in accordance with applicable law. During the fiscal year ended December 31, 2018, all audit and non-audit services provided to us by Deloitte were pre-approved by the Audit Committee.

Ratification of Selection of Independent Registered Public Accounting Firm

        Ratification of this Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock present in person or by proxy at the Annual Meeting and entitled to vote on this Proposal 2, voting together as a single class.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR THIS PROPOSAL (ITEM 2 ON THE PROXY CARD).

PROPOSAL 3
PROPOSAL TO AMEND AND RESTATE OUR CHARTER
TO AUTHORIZE THE CLASS B-2 STOCK

        The Board has approved, adopted and declared advisable, and recommends for your approval and adoption, an amendment to our Charter to authorize the Class B-2 Stock and establish the rights, powers, preferences, privileges, restrictions and other matters relating to the Class B-2 Stock. The following description of the Class B-2 Stock sets forth certain general terms and provisions of Class B-2 Stock. The Company expects that the Class B-2 Stock will be issued to BPY or its affiliates.

        All capitalized terms used in this section "Proposal 3—Proposal to Amend our Charter to Authorize the Class B-2 Stock" but not defined in this Proxy Statement shall have the definitions prescribed to such terms in our Fourth Amended and Restated Certificate of Incorporation, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference.

Voting Rights

        Except as otherwise expressly provided in our Charter or as required by law, the holders of Class B-2 Stock shall not have voting rights with respect to any matter submitted for stockholder approval.

Dividends

        Pursuant to our Charter and subject to the prior rights of holders of all the Class A Stock, each share of Class B-2 Stock will entitle its holder to cumulative cash dividends per share at a rate of 10.0% per year of the Class B Liquidation Amount per share, with such Class B Liquidation Amount per share equal to $21.39, until June 25, 2019 and a rate of 6.5% per year of the Class B Liquidation Amount per share effective June 26, 2019. Dividends on the Class B-2 Stock may also be paid by an in-kind distribution of additional shares of Class B-2 Stock, with a Liquidation Preference equal to the Class B Liquidation Amount, or of any other class of shares of the Company's capital stock ranking junior to the Class A Stock. Dividends on the Class B-2 Stock shall be cumulative and shall be payable quarterly in arrears. The dividend rights of the Class B-2 Stock are also subject to the prior rights of the holders of Series A Preferred Stock.

        Notwithstanding the foregoing, except for distributions to holders of Class B-2 Stock in shares of any other class or series of stock of the Company ranking junior to the Class A Stock, holders of the Class B-2 Stock will not be entitled to receive dividends, redemptions or other distributions: (i) unless and until (a) the Company has paid the aggregate dividends owed to the holders of Class A Stock and (b) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if any Tendering Class A Shareholder has not received the cash or limited partnership units of BPY ("BPY units") due under our Charter upon exchange or (iii) if holders of Class A Stock are owed cash in the event of an adjustment to the Conversion Factor.

Liquidation

        Upon any liquidation, dissolution or winding up of the Company or its operating partnership, BPR OP, LP (the "Operating Partnership"), whether or not substantially concurrent with the liquidation, dissolution or winding up of BPY, and after the payment of the full amount due to any Tendering Class A Shareholders and the holders of Class A Stock, and before any distribution or payment shall be made to the holders of Series B Preferred Stock and Class C Stock, the holders of Class B-2 Stock shall be entitled to a cash amount, for each share of Class B-2 Stock, equal to the Class B Liquidation Amount per share, plus all accrued and unpaid dividends. If, upon any such liquidation, dissolution or winding up, the assets of the Company are insufficient to make such payment in full, then the assets of the Company will be distributed among the holders of Class B-2 Stock ratably in proportion to the full amounts which they would otherwise be respectively entitled to receive.

Power to Increase or Decrease the Authorized Number of Shares of Class B-2 Stock

        The Fourth Amended and Restated Certificate of Incorporation of the Company authorizes the Company to issue up to 965,000,000 shares of Class B-2 Stock. The authorized shares of Class B-2 Stock may not be increased or decreased without the affirmative vote of the holders of a majority of the outstanding shares of Class B-2 Stock voting separately as a class, in accordance with Section 242(b)(2) of the Delaware General Corporate Law.

Power to Issue Additional Shares of Class B-2 Stock

        The BPR board will be authorized to issue shares of Class B-2 Stock without stockholder approval.

Transfer Restrictions

        In order to qualify as a real estate investment trust under the Internal Revenue Code of 1985, as amended (the "Code"), for a taxable year, certain ownership requirements must be satisfied by the Company. In order to meet these requirements, our Charter contains, and the Fourth Amended and Restated Certificate of Incorporation will contain, provisions which limit the value of the Company's stock that a stockholder may own, or be deemed to own, by virtue of the applicable attribution provisions of the Code. The ownership limit is set at 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of capital stock. The Board, in its sole and absolute discretion, may waive the ownership limit in certain circumstances. If shares of capital stock in excess of the ownership limit, or shares which would cause the Company to be beneficially owned by fewer than 100 persons, are issued or transferred to any person, such issuance or transfer shall be null and void and the intended transferee will acquire no rights to such shares.

Listing and Transfer Agent

        BPR does not anticipate that the Class B-2 Stock will be listed. The transfer agent and registrar for the Class B-2 Stock is expected to be American Stock Transfer & Trust Company, LLC, Brooklyn, New York.

        The general description of the Proposed Class B-2 Amendment and the Class B-2 Stock set forth above is qualified in its entirety by reference to the text of the Fourth Amended and Restated Certificate of Incorporation, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. For convenience of reference, a copy of the Fourth Amended and Restated Certificate of Incorporation showing the changes to our Charter, including the changes to Section B of Article IV and Exhibit B of our Charter by the Proposed Class B-2 Amendment, with deleted text shown in strikethrough and added text shown as underlined, is attached to this Proxy Statement as Appendix B.

        The approval of this Proposal 3 is not conditioned on the approval of Proposals 4, 5 and 6. If each or any of Proposals 3, 4, 5 and 6 are approved by the stockholders, we currently intend to cause the Fourth Amended and Restated Certificate of Incorporation to be promptly filed with the Secretary of State of the State of Delaware to enact the proposals that have been approved by the stockholders. The Fourth Amended and Restated Certificate of Incorporation will be effective on June 26, 2019, pursuant to Article XVII of the Fourth Amended and Restated Certificate of Incorporation. If this Proposal 3 is not approved by the stockholders but Proposals 4, 5 and 6 are approved by the stockholders, then the Company intends to file with the Secretary of State of the State of Delaware a Fourth Amended and Restated Certificate of Incorporation that effects the amendments contemplated by Proposals 4, 5 and 6, and the Proposed Class B-2 Amendment will not become effective. If the stockholders approve the amendments contemplated by this Proposal 3, the Board retains the discretion to abandon and not implement such amendments. If the Board exercises this discretion, it will publicly disclose that fact and the reasons for its determination.

        Approval of this Proposal 3 requires the affirmative vote of the holders of: (i) two-thirds of the voting power of the outstanding shares of our Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class; (ii) two-thirds of the voting power of the outstanding shares of our Series B Preferred Stock and Class B-1 Stock, voting together as a single class; (iii) a majority of voting power of the outstanding shares of our Series B Preferred Stock, voting separately; (iv) a majority of the voting power of the outstanding shares of our Class B-1 Stock, voting separately; and (v) two-thirds of the voting power of the outstanding shares of our Class C Stock, voting as a separate class.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR THE PROPOSED CLASS B-2 AMENDMENT (ITEM 3 ON THE PROXY CARD).

PROPOSAL 4
PROPOSAL TO AMEND AND RESTATE OUR CHARTER TO DECREASE THE
DIVIDEND RATE PAYABLE ON THE CLASS B-1 STOCK AND SERIES B PREFERRED STOCK

        The Board has approved, adopted and declared advisable, and recommends for your approval and adoption, an amendment to our Charter to decrease the dividend rate payable on the (i) Class B-1 Stock from 10.0% per year of the Class B Liquidation Amount per share to 6.5% per year of the Class B Liquidation Amount effective as of June 26, 2019, and (ii) the Series B Preferred Stock from 10.0% per year of the Class B Liquidation Amount per share to 8.65% per year of the Class B Liquidation Amount effective June 26, 2019.

        The general description of the Proposed Rate Amendment set forth above is qualified in its entirety by reference to the text of the Fourth Amended and Restated Certificate of Incorporation, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. For convenience of reference, a copy of the Fourth Amended and Restated Certificate of Incorporation showing the changes to our Charter, including the changes to Subsection (1) of Section C of Article IV of our Charter by the Proposed Rate Amendment, with deleted text shown in strikethrough and added text shown as underlined, is attached to this Proxy Statement as Appendix B.

        The approval of this Proposal 4 is not conditioned on the approval of Proposals 3, 5 and 6. If each or any of Proposals 3, 4, 5 and 6 are approved by the stockholders, we currently intend to cause the Fourth Amended and Restated Certificate of Incorporation to be promptly filed with the Secretary of State of the State of Delaware to enact the proposals that have been approved by the stockholders. The Fourth Amended and Restated Certificate of Incorporation will be effective on June 26, 2019, pursuant to Article XVII of the Fourth Amended and Restated Certificate of Incorporation. If this Proposal 4 is not approved by the stockholders but Proposals 3, 5 and 6 are approved by the stockholders, then the Company intends to file with the Secretary of State of the State of Delaware a Fourth Amended and Restated Certificate of Incorporation that effects the amendments contemplated by Proposals 3, 5 and 6, and the Proposed Rate Amendment will not become effective. If the stockholders approve the amendments contemplated by this Proposal 4, the Board retains the discretion to abandon and not implement such amendments. If the Board exercises this discretion, it will publicly disclose that fact and the reasons for its determination.

        Approval of this Proposal 4 requires the affirmative vote of the holders of: (i) a majority of the voting power of the outstanding shares of our Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class; (ii) two-thirds of the voting power of the outstanding shares of our Series B Preferred Stock and Class B-1 Stock, voting together as a single class; (iii) a majority of the voting power of the outstanding shares of our Series B Preferred Stock, voting separately; and (iv) a majority of the voting power of the outstanding shares of our Class B-1 Stock, voting separately.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR THE PROPOSED RATE AMENDMENT (ITEM 4 ON THE PROXY CARD).

 PROPOSAL 5
PROPOSAL TO AMEND AND RESTATE OUR CHARTER TO CLARIFY
CERTAIN CONVERSION MECHANICS RELATING TO THE CLASS A
STOCK ACQUIRED BY BPY OR AN AFFILIATE OF BPY

        The Board has approved, adopted and declared advisable, and recommends for your approval and adoption, an amendment to our Charter to provide that BPY or an affiliate of BPY may satisfy the Exchange Right and to clarify that the timing of the conversion mechanics relating to the Class A Stock acquired by BPY or an affiliate of BPY so that all Class A Stock acquired by BPY pursuant to subsection C(3)(f) of Article IV of our Charter shall automatically, and without further action required, be converted into fully paid and non-assessable shares of Class B-1 Stock as of the date such Tendered Class A Shares are received by BPY or an affiliate, or, if such date is not a Trading Day, the most recent Trading Day. To complement these conversion mechanics, this Proposal 5 also includes an amendment to our Charter's definition of "Specified Exchange Date" and uses "Exchange Date" as a new defined term to provide that a Tendering Class A Shareholder's Exchange Right may be satisfied by the delivery of the applicable Cash Amount or BPY Units Amount on a date that is prior to the tenth Business Day following such Tendering Class A Shareholder's delivery of a Notice of Exchange. The Proposed Conversion Amendment is for administrative purposes and does not impact the ability of the holders of Class A Stock to exchange their shares of Class A Stock for BPY Units or cash, as applicable.

        All capitalized terms used in this section "Proposal 5—Proposal to Amend our Charter to Clarify Certain Conversion Mechanics Relating to the Class A Stock Acquired by BPY or an Affiliate of BPY" but not defined in this Proxy Statement shall have the definition prescribed to such terms in our Fourth Amended and Restated Certificate of Incorporation.

        The general description of the Proposed Conversion Amendment set forth above is qualified in its entirety by reference to the text of the Fourth Amended and Restated Certificate of Incorporation, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. For convenience of reference, a copy of the Fourth Amended and Restated Certificate of Incorporation showing the changes to our Charter, including the changes to Paragraph (f) of Subsection (3) of Section C of Article IV of our Charter and the changes relating to the terms "Specified Exchange Date" and "Exchange Date" effected by the Proposed Conversion Amendment, with deleted text shown in strikethrough and added text shown as underlined, is attached to this Proxy Statement as Appendix B.

        The approval of this Proposal 5 is not conditioned on the approval of Proposals 3, 4 and 6. If each or any of Proposals 3, 4, 5 and 6 are approved by the stockholders, we currently intend to cause the Fourth Amended and Restated Certificate of Incorporation to be promptly filed with the Secretary of State of the State of Delaware to enact the proposals that have been approved by the stockholders. The Fourth Amended and Restated Certificate of Incorporation will be effective on June 26, 2019, pursuant to Article XVII of the Fourth Amended and Restated Certificate of Incorporation. If this Proposal 5 is not approved by the stockholders but Proposals 3, 4 and 6 are approved by the stockholders, then the Company intends to file with the Secretary of State of the State of Delaware a Fourth Amended and Restated Certificate of Incorporation that effects the amendments contemplated by Proposals 3, 4 and 6, and the Proposed Conversion Amendment will not become effective. If the stockholders approve the amendments contemplated by this Proposal 5, the Board retains the discretion to abandon and not implement such amendments. If the Board exercises this discretion, it will publicly disclose that fact and the reasons for its determination.

        Approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR THE PROPOSED CONVERSION AMENDMENT (ITEM 5 ON THE PROXY CARD).

 PROPOSAL 6
PROPOSAL TO AMEND AND RESTATE OUR CHARTER TO ELIMINATE AUTHORIZED
COMMON STOCK AND IMPLEMENT OTHER ANCILLARY AMENDMENTS

        The Board has approved, adopted and declared advisable, and recommends for your approval and adoption, an amendment to our Charter to eliminate the authorized common stock and implement other ancillary amendments.

        Our Charter currently authorizes us to issue up to 965,000,000 shares of common stock. Following the BPY Transaction, no shares of our common stock are currently outstanding and we have no plans to issue any of the authorized shares of our common stock in the future. As a result, the Board has concluded that the continuing authorization of shares of common stock is unnecessary and that the provisions relating to our common stock are no longer operative and serve no continuing purpose. Our Board also believes it may be confusing to the capital markets and undesirable from a corporate governance perspective.

        The Proposed Common Stock Amendment would eliminate all references to common stock and eliminate provisions related specifically to the rights, powers, preferences, privileges, restrictions and other matters relating to the common stock. The Proposed Common Stock Amendment would not decrease the number of authorized shares of capital stock under our Charter. The Proposed Common Stock Amendment also includes other ancillary amendments to our Charter to reflect our structure following the BPY Transaction.

        The general description of the Proposed Common Stock Amendment set forth above is qualified in its entirety by reference to the text of the Fourth Amended and Restated Certificate of Incorporation, which is attached as Appendix A to this Proxy Statement and is incorporated herein by reference. For convenience of reference, a copy of the Fourth Amended and Restated Certificate of Incorporation showing the changes to our Charter, including the changes by the Proposed Common Stock Amendment, with deleted text shown in strikethrough and added text shown as underlined, is attached to this Proxy Statement as Appendix B.

        The approval of this Proposal 6 is not conditioned on the approval of Proposals 3, 4 and 5. If each or any of Proposals 3, 4, 5 and 6 are approved by the stockholders, we currently intend to cause the Fourth Amended and Restated Certificate of Incorporation to be promptly filed with the Secretary of State of the State of Delaware to enact the proposals that have been approved by the stockholders. The Fourth Amended and Restated Certificate of Incorporation will be effective on June 26, 2019, pursuant to Article XVII of the Fourth Amended and Restated Certificate of Incorporation. If this Proposal 6 is not approved by the stockholders but Proposals 3, 4 and 5 are approved by the stockholders, then the Company intends to file with the Secretary of State of the State of Delaware a Fourth Amended and Restated Certificate of Incorporation that effects the amendments contemplated by Proposals 3, 4 and 5, and the Proposed Conversion Amendment will not become effective. If the stockholders approve the amendments contemplated by this Proposal 6, the Board retains the discretion to abandon and not implement such amendments. If the Board exercises this discretion, it will publicly disclose that fact and the reasons for its determination.

        Approval of this Proposal 6 requires the affirmative vote of the holders of two-thirds of the voting power of the outstanding shares of our Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock, voting together as a single class.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR THE PROPOSED COMMON STOCK AMENDMENT (ITEM 6 ON THE PROXY CARD).

PROPOSAL 7
PROPOSAL TO APPROVE THE BROOKFIELD PROPERTY GROUP RESTRICTED BPR CLASS A
STOCK PLAN

        In February 2019, the Brookfield Property Group Restricted BPR Class A Stock Plan (the "Restricted Stock Plan") was adopted by BPG and certain of its affiliates for the purpose of providing equity compensation in the form of restricted shares of the Company's Class A Stock to certain employees of BPG and its affiliates. Pursuant to the Restricted Stock Plan, BPG or certain of its affiliates may buy Class A Stock in open market purchases and deliver them to certain of their employees as equity compensation.

        The Restricted Stock Plan does not require the Company to issue any additional shares of Class A Stock. The Restricted Stock Plan is not subject to approval by the Company's Board. No more than 2,500,000 shares of Class A Stock can be delivered pursuant to the Restricted Stock Plan.

        Given the terms of the Master Services Agreement dated August 27, 2018 among Brookfield Asset Management, the Company and certain other parties thereto, pursuant to which each service provider (the "Service Providers") and certain other affiliates of Brookfield Asset Management provide, or arrange for other service providers to provide, day-to-day management and administrative services for our Company (the "Master Services Agreement"), the cost of purchasing any shares of Class A Stock to be delivered under the Restricted Stock Plan may be borne by the Company to the extent that Brookfield Asset Management or its affiliates use the fees paid by the Company under the Master Services Agreement to purchase such shares.

Administration

        The Restricted Stock Plan shall be administered by a committee comprised of senior executives of BPG and/or Brookfield Asset Management as determined by the Chief Executive Officer of BPG (the "Administrator"). The Administrator has the authority to make all determinations and take all actions in connection with the implementation and administration of the Restricted Stock Plan as it may deem necessary or advisable, and is permitted to delegate to any person or committee of persons any or all of its powers and authorities under the Restricted Stock Plan.

Persons Eligible to Participate

        Eligible persons include officers and employees of any member of BPG and any of their respective affiliates, and any other persons so designated by the Administrator.

New Plan Benefits

        As reflected in the table below, no grants have been allocated to the following individuals or groups under the Restricted Stock Plan. Because the grant of awards under the Restricted Stock Plan is within the discretion of BPG and certain of its affiliates, we cannot determine the dollar value or number of shares of Class A Stock that will in the future be received by or allocated to any participant in the Restricted Stock Plan.

Name and Position	Dollar Value ($)	Number of Shares
Brian W. Kingston	—	—
Chief Executive Officer, Brookfield Property Group LLC*
Bryan K. Davis	—	—
Chief Financial Officer, Brookfield Property Group LLC*
Sandeep Mathrani	—	—
Former Chief Executive Officer
Heath Fear	—	—
Former Executive Vice President and Chief Financial Officer
Michael B. Berman	—	—
Former Executive Vice President and Chief Financial Officer
Shobi Khan	—	—
Former President and Chief Operating Officer
Richard Pesin	—	—
Former Executive Vice President
All current executive officers as a group	—	—
All current directors who are not executive officers, as a group	—	—
All current employees who are not executive officers, as a group	—	—

*
Mr. Kingston and Mr. Davis perform the functions of principal executive officer and principal financial officer, respectively, for the Company pursuant to the Master Services Agreement.

        The general description of the Restricted Stock Plan set forth above is qualified in its entirety by reference to the text of the Restricted Stock Plan, which is attached as Appendix C to this Proxy Statement and is incorporated herein by reference.

        Approval of this Proposal 7 requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock present in person or by proxy at the Annual Meeting and entitled to vote on this Proposal 7, voting together as a single class.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR THE PROPOSED COMMON STOCK AMENDMENT (ITEM 7 ON THE PROXY CARD).

PROPOSAL 8
PROPOSAL TO APPROVE THE BROOKFIELD PROPERTY L.P. FV LTIP UNIT PLAN

        In February 2019, the Brookfield Property L.P. FV LTIP Unit Plan (the "FV LTIP Plan") was adopted by BPG and certain of its affiliates for the purpose of providing equity compensation to certain employees of BPG and its affiliates. Pursuant to the FV LTIP Unit Plan, BPG or certain of its affiliates may cause Brookfield Property L.P. (the "Property Partnership") to issue its FV LTIP Units to certain employees of BPG and its affiliates as equity compensation. Subject to the terms of the FV LTIP Plan, the award agreement governing such FV LTIP Units and the limited partnership agreement of the Property Partnership, each FV LTIP Unit may be redeemed for either cash or equity interests, at the option of the Property Partnership. If the Property Partnership elects to satisfy a redemption request with equity interests the redeeming FV LTIP Unit holder may express a preference to receive, for each FV LTIP Unit, either (i) one BPY unit or (ii) one share of Class A Stock. Any shares of Class A Stock delivered pursuant to the FV LTIP Plan will be acquired in open market purchases.

        The FV LTIP Plan does not require the Company to issue any additional shares of Class A Stock. The FV LTIP Plan is not subject to approval by the Company's Board. No more than 1,250,000 shares of Class A Stock can be delivered pursuant to the FV LTIP Plan. As of April 16, 2019, the aggregate market value of the shares of Class A Stock underlying the FV LTIP Units was $26,175,000.

        Given the terms of the Master Services Agreement, the cost of purchasing any shares of Class A Stock to be delivered under the FV LTIP Plan may be borne by the Company to the extent that Brookfield Asset Management or its affiliates use the fees paid by the Company under the Master Services Agreement to purchase such shares.

Administration

        The FV LTIP Plan shall be administered by the Administrator. The Administrator has the authority to make all determinations and take all actions in connection with the implementation and administration of the FV LTIP Plan as it may deem necessary or advisable, and is permitted to delegate to any person or committee of persons any or all of its powers and authorities under the FV LTIP Plan.

Persons Eligible to Participate

        Eligible persons include officers and employees of any member of BPG and any of their respective affiliates, and any other persons so designated by the Administrator.

New Plan Benefits

        As reflected in the table below, no grants have been allocated to the following individuals or groups under the FV LTIP Plan. Because the grant of awards under the FV LTIP Plan is within the discretion of BPG and certain of its affiliates, and because any FV LTIP Units issued pursuant to the FV LTIP Plan are redeemable for cash or shares of Class A Stock, at the option of the Property

Partnership, we cannot determine the dollar value or number of shares of Class A Stock that will in the future be received by or allocated to any participant in the FV LTIP Plan.

Name and Position	Dollar Value ($)	Number of FV LTIP Units
Brian W. Kingston	—	—
Chief Executive Officer, Brookfield Property Group LLC*
Bryan K. Davis	—	—
Chief Financial Officer, Brookfield Property Group LLC*
Sandeep Mathrani	—	—
Former Chief Executive Officer
Heath Fear	—	—
Former Executive Vice President and Chief Financial Officer
Michael B. Berman	—	—
Former Executive Vice President and Chief Financial Officer
Shobi Khan	—	—
Former President and Chief Operating Officer
Richard Pesin	—	—
Former Executive Vice President
All current executive officers as a group	—	—
All current directors who are not executive officers, as a group	—	—
All current employees who are not executive officers, as a group	—	—

*
Mr. Kingston and Mr. Davis perform the functions of principal executive officer and principal financial officer, respectively, for the Company pursuant to the Master Services Agreement.

        The general description of the FV LTIP Plan set forth above is qualified in its entirety by reference to the text of the FV LTIP Plan, which is attached as Appendix D to this Proxy Statement and is incorporated herein by reference.

        Approval of this Proposal 8 requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of our Class A Stock, Series B Preferred Stock, Class B-1 Stock and Class C Stock present in person or by proxy at the Annual Meeting and entitled to vote on this Proposal 8, voting together as a single class.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
FOR THE PROPOSED COMMON STOCK AMENDMENT (ITEM 8 ON THE PROXY CARD).

CORPORATE GOVERNANCE

Director Nomination Process

        BPR, BPY, the BPY General Partner and BP US REIT LLC ("BPUS"), entered into a joint governance agreement, dated August 28, 2018 (the "Joint Governance Agreement"), intended to facilitate the governance of BPR and BPY following the acquisition of all of the shares of common stock of GGP that BPY and its affiliates did not already own through a series of transactions (the "BPY Transaction").

        Pursuant to the Joint Governance Agreement , BPUS has the right to designate candidates to be nominated for election to each directorship subject to election at any meeting of BPR stockholders, and BPR will include such nominees in its proxy statements without BPUS having to comply with the generally applicable provisions of the Company's Bylaws regarding notice of stockholder nominations. The Joint Governance Agreement further provides that BPR and the BPY General Partner will nominate an identical board of directors, except in limited circumstances. The nominees for the Board included in this Proxy Statement are also members of the board of directors of the BPY General Partner.

        Additionally, each of the BPY General Partner and BPR have the right to expand its respective board of directors to add additional non-overlapping independent members if it determines that the addition of non-overlapping board members is necessary to address or otherwise resolve a conflict of interest arising from its relationship with the other entity. Further, BPUS has the option, in its sole discretion, to cause each of the BPY General Partner and BPR to expand the size of their respective boards, and to nominate one or more additional independent directors to fill the directorship created by such expansion.

        The Company's Governance and Nominating Committee annually selects candidates that it recommends to the Board to be director nominees for election by the stockholders. In addition, the Governance and Nominating Committee selects candidates it recommends to the Board to fill vacancies on the Board. In each case, the selection of candidates by the Governance and Nominating Committee is subject to the nomination rights of BPUS pursuant to the Joint Governance Agreement. The Governance and Nominating Committee reviews with the Board, on an annual basis, the requisite experience, qualifications, attributes and skills of director nominees, including those designated pursuant to the Joint Governance Agreement. This assessment includes independence, as well as numerous other factors, including ability to devote adequate time to Board duties, experience and background.

        Director nominees must possess appropriate qualifications and reflect a reasonable diversity of personal experience and background to promote our strategic objectives, contribute to the development of strategic alliances and activities in which we have an indirect interest and to fulfill responsibilities as directors to our stockholders. In considering candidates, the Governance and Nominating Committee considers the background and qualifications of the directors as a group, and whether the candidates and existing directors together will provide an appropriate mix of experience, knowledge and attributes that will allow the Board to fulfill its responsibilities. The Governance and Nominating Committee and the Board do not have a formal diversity policy; however, in identifying nominees for director, the Governance and Nominating Committee considers a diversity of professional experiences, perspectives, education, and backgrounds among the directors to ensure that a variety of perspectives are represented in Board discussions and deliberations concerning our business.

        The Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Governance and Nominating Committee does not set specific minimum qualifications that candidates must meet in order for it to recommend them to the Board, but rather believes that each candidate should be evaluated based on his or her merits, taking into account the needs of the Company and the composition of the Board as a whole.

Manner by Which Stockholders May Nominate Director Candidates for Election at the Next Annual Meeting

        Stockholders who wish to submit nominations for director for consideration by the Governance and Nominating Committee for election at the 2020 Annual Meeting of Stockholders may do so by delivering written notice, along with the additional information and materials required by our Bylaws, to our Secretary not later than 90 days nor earlier than 120 days prior to the first anniversary of this year's annual meeting. As specified in our Bylaws, different notice deadlines apply in the case of a special meeting, when the date of an annual meeting is more than 30 days before or more than 70 days after the first anniversary of the prior year's meeting, or when the first public announcement of the date of an annual meeting is less than 100 days prior to the date of such annual meeting. Accordingly, for the 2020 Annual Meeting of Stockholders, we must receive this notice on or after February 20, 2020 and on or before March 21, 2020. Such information must be addressed to our Secretary, c/o Brookfield Property REIT Inc., 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Board Meetings and Attendance

        In connection with the BPY Transaction, on August 28, 2018, the GGP board of directors, being Sandeep Mathrani, Richard B. Clark, Mary Lou Fiala, J. Bruce Flatt, Janice R. Fukakusa, John K. Haley, Daniel B. Hurwitz, Brian W. Kingston and Christina M. Lofgren, resigned from their roles as directors of GGP. In connection with their resignation, Jeffrey M. Blidner, Dr. Soon Young Chang, Richard B. Clark, Omar Carneiro da Cunha, Stephen DeNardo, Louis J. Maroun and Lars Rodert were appointed to the Board and its committees pursuant to the Joint Governance Agreement (as further discussed under "—Director Nomination Process"). Caroline M. Atkinson and Scott R. Cutler were appointed to the Board pursuant to the Joint Governance Agreement in February 2019. Consequently, the Board is currently comprised of nine members.

        The Board and its committees meet quarterly on a set schedule and also hold special meetings from time to time.

        We refer to the board of directors of GGP prior to the BPY Transaction as the "GGP Board of Directors." The GGP Board of Directors held three meetings from January 1, 2018 to August 28, 2018 and its Audit Committee, Compensation Committee, and Governance and Nominating Committee held three, two and two meetings, respectively. The special committee created specifically for the purpose of evaluating the BPY Transaction (the "GGP Special Committee"), held two meetings. Each of the directors of GGP attended at least 75% of the meetings of the Board applicable to the director during the period of January 1, 2018 to August 28, 2018, aside from Richard B. Clark, J. Bruce Flatt and Brian W. Kingston, each of whom attended at least 66% of the meetings of the Board applicable to the director for the same period. With respect to those Board committees on which he or she served through August 28, 2018, the applicable directors attended 100% of the meetings.

        Following the consummation of the BPY Transaction on August 28, 2018 and through the remainder of 2018, the Board held one meeting and its Audit Committee and Governance and Nominating Committee each held one meeting. Each of the directors of BPR attended 100% of the meetings of the Board and its committees applicable to the director.

Meetings of Independent Directors

        The independent directors hold regular meetings without any non-independent directors or members of management present. Lars Rodert, the Lead Independent Director of the Board, presides over meetings of the independent directors.

Board Leadership Structure

        Richard B. Clark currently serves as Chairman of the Board and Lars Rodert serves as the Lead Independent Director. The Board believes the current structure is appropriate and effective for the Company. The duties of the Chairman of the Board include: working with the Company's Service Providers under its Master Services Agreement and other directors to set the agenda for the Board meetings; presiding over all meetings of the Board; and serving as the principal liaison on Board-wide issues. The Lead Independent Director's primary role is to facilitate the functioning of the Board (independently of the Company's Service Providers and Brookfield Asset Management), and to maintain and enhance the quality of the Company's corporate governance practices. The Lead Independent Director presides over the private sessions of the independent directors of the Company that take place following each meeting of the Board and conveys the results of these meetings to the Chairman of the Board. In addition, the Lead Independent Director is available, when appropriate, for consultation and direct communication with our stockholders or other stakeholders of our Company.

Risk Oversight

        The Company is exposed to a wide variety of risks in its business activities, including market, strategic, operational (including those related to cyber security), financial, legal, competitive and regulatory risks. The Board is responsible for oversight of risks facing the Company, while the Service Providers are responsible for day-to-day management of risk. The Board, as a whole, directly administers its risk oversight function through its Audit Committee. Under its charter, the Audit Committee is responsible for reviewing and approving the Company's policies with respect to risk assessment and management, particularly financial risk exposure, and discussing with management the steps taken to monitor and control risks. In its oversight role, the Audit Committee has the responsibility to satisfy itself that the risk management processes designed and implemented by the Service Providers are adequate and functioning as designed. The Audit Committee receives updates in the ordinary course from the Service Providers and outside advisors regarding risks the Company faces, including litigation and various operating risks.

Committees of the Board

        The Board has the authority to appoint committees to perform certain management and administrative functions. The current standing committees are the Audit Committee and the Governance and Nominating Committee. The Board may, however, from time to time, establish or maintain additional committees as necessary or appropriate.

        The table below shows current membership for each of the standing committees.

Audit Committee	Governance and Nominating Committee
Stephen DeNardo*^	Omar Carneiro de Cunha
Louis J. Maroun	Louis J. Maroun*
Lars Rodert	Lars Rodert

*
Denotes Chair.

^
Denotes Audit Committee Financial Expert.

        Committee members and Chairs are appointed by the Board upon recommendation of the Governance and Nominating Committee with consideration of the desires of individual directors. The Board will consider rotating committee members periodically, but the Board does not have a rotation policy.

        The Board and each standing committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Company or the Service Providers in advance. Directors have complete access to the Board's advisors.

        Each of the committees operate under a written charter. Copies of these charters can be obtained from our website at bpy.brookfield.com/bpr under the "Corporate Governance—Governance Documents" heading or by writing to our Secretary at our principal executive offices.

Audit Committee

        The Board has a standing Audit Committee, established in accordance with the requirements of the SEC. The Board has affirmatively determined that all of the members of the Audit Committee meet the requirements for independence and expertise, including financial literacy for the purposes of serving on the Audit Committee, under applicable Nasdaq Stock Market ("Nasdaq") listing standards and SEC rules. The Board has also determined that Mr. DeNardo qualifies as an "audit committee financial expert" under applicable SEC rules.

        The Audit Committee is responsible for assisting and advising the Board with respect to: our accounting and financial reporting processes; the integrity and audits of our financial statements; our compliance with legal and regulatory requirements; and the qualifications, performance and independence of our independent accountants. The Audit Committee is responsible for engaging our independent auditors, reviewing the plans and results of each audit engagement with our independent auditors, approving professional services provided by our independent accountants, considering the range of audit and non-audit fees charged by our independent auditors and reviewing the adequacy of our internal accounting controls.

Governance and Nominating Committee

        In accordance with the Nasdaq listing standards, the Governance and Nominating Committee is comprised solely of independent directors. The primary functions of the Governance and Nominating Committee include: assisting and advising the Board with respect to matters relating to the general operation of the Board, our Company's governance, and the performance of the Board; approving the appointment by the sitting directors of a person to the office of director and for recommending a slate of nominees for election as directors by the Company's stockholders; and reviewing and making recommendations to the Board concerning the remuneration of directors and committee members and any changes in the fees to be paid pursuant to our Master Services Agreement. The Governance and Nominating Committee has approved a Conflicts Policy which addresses the approval and other requirements for transactions in which there is a greater potential for a conflict of interest to arise. Please see "Certain Relationships and Related Party Transactions—Conflicts Policy" below for further detail. The Governance and Nominating Committee may be required to approve any such transactions.

Compensation Committee

        Following the BPY Transaction, the Company is a "controlled company" as defined in the Nasdaq listing standards and as such do not have to comply with certain of its corporate governance standards, including the requirement that we have a compensation committee comprised of independent directors. The function previously served by the compensation committee of the GGP Board of Directors is now undertaken pursuant to arrangements contemplated by the Master Services Agreement.

        Prior to the BPY Transaction, the Compensation Committee of the GGP Board of Directors consisted of J. Bruce Flatt, Mary Lou Fiala, John K. Haley and Daniel B. Hurwitz. During fiscal year 2018, there were no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

GGP Special Committee

        In November 2017, the GGP Board of Directors created the GGP Special Committee in accordance with the requirements of the SEC and in response to the change in control proposal from BPY. The GGP Special Committee was comprised solely of independent non-management directors of the Company not affiliated with BPY: Daniel B. Hurwitz, Mary Lou Fiala, Janice R. Fukakusa, John Haley and Christina Lofgren. The purpose of the GGP Special Committee was to review and make determinations with respect to the proposed BPY Transaction and any alternative transactions, to evaluate the BPY Transaction and to negotiate and make recommendations to the Board, where appropriate. The GGP Special Committee terminated in 2018 upon completion of its duties.

Compensation Committee Interlocks and Insider Participation

        The Company does not currently have a Compensation Committee because we are externally managed and do not pay compensation to any employees or management. Our directors participate in the consideration of director compensation. Prior to the BPY Transaction, the Compensation Committee of the GGP Board of Directors consisted of J. Bruce Flatt, Mary Lou Fiala, John K. Haley and Daniel B. Hurwitz. During fiscal year 2018, there were no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

Director Independence

        A majority of the Board is independent. Of the nine directors being nominated for re-election by the Board, the Board affirmatively determined, based on the recommendation of the Governance and Nominating Committee, that Ms. Atkinson and Messrs. Carneiro da Cunha, Cutler, DeNardo, Maroun and Rodert are independent under the Nasdaq listing standards.

        The Board reviewed director independence in February 2019. During this review, the Board considered transactions and relationships between each director nominee (including any member of his or her immediate family, if any) and the Company and its subsidiaries and affiliates. In making independence determinations, the Board considered each relationship not only from the standpoint of the director nominee, but also from the standpoint of persons and organizations with which the director nominee has a relationship. The purpose of this review is to determine whether any such relationship or transactions would interfere with the director's or nominee's independent judgment, and therefore be inconsistent with a determination that the director nominee is independent.

        When assessing the independence of the directors designated by the BPY General Partner pursuant to the Joint Governance Agreement, the Board considered that they were nominated by significant stockholders of the Company but concluded that this did not impair their independence. As required by the Nasdaq listing standards, the Board considered whether the nominated directors themselves had a relationship with BPR that would interfere with the director's independent judgment in carrying out their duties as a director.

        As a result of this review, the Board affirmatively determined that each of the director nominees, except Dr. Chang and Messrs. Clark and Blidner, is independent of the Company and its management under Nasdaq listing standards. Dr. Chang is not independent because he was appointed to the board of directors of the BPY General Partner as the representative of a large shareholder of BPY and Messrs. Clark and Blidner are not independent due to their employment with Brookfield Asset Management.

Important Governance Policies

Corporate Governance Guidelines

        The Board adopted Corporate Governance Guidelines, to assist the Board in the exercise of its responsibilities. The Corporate Governance Guidelines govern, among other matters: (i) the evaluation of directors and nominees for election to the Board; (ii) stock ownership guidelines for directors; (iii) the resignation of directors; (iv) compensation paid to directors and the periodic evaluation of such compensation; (iv) access to independent advisors; and (v) the annual evaluation process of the Board and its committees.

        Our Corporate Governance Guidelines are available on our website at bpy.brookfield.com/bpr under the "Corporate Governance—Governance Documents" heading. In addition, a copy may be obtained by writing to our Secretary at our principal executive offices.

Stock Ownership Guidelines for Directors

        The Board believes that directors can better represent our stockholders if they have economic exposure to our Company themselves. Our Company expects that our independent directors should hold sufficient BPY units or Class A Shares such that the acquisition costs of such securities held by such directors are equal to at least two times their annual retainer, as determined by the Board from time to time.

        Independent directors are required to purchase BPY units or Class A Shares on an annual basis in an amount not less than 20% of the minimum economic ownership requirement until the requirement is met. Independent directors are required to achieve this minimum economic ownership within five years of joining the Board. In the event of an increase in the annual retainer fee, the independent directors will have two years from the date of the change to comply with the ownership requirement. In the case of independent directors who have served on the Board less than five years at the date of the change, such directors will be required to comply with the ownership requirement by the date that is the later of: (i) the fifth anniversary of their appointment to the Board, and (ii) two years following the date of the change in retainer fee. Two of our independent directors have met this minimum economic ownership requirement, two of our independent directors have until 2020 to meet these requirements and two of our independent directors have recently been appointed and intend to meet the 20% annual minimum purchase requirement.

Code of Business Conduct and Ethics

        The Board has adopted the Code of Business Conduct and Ethics ("Code of Conduct") of Brookfield Asset Management, which is applicable to all directors, officers, employees and temporary workers of Brookfield Asset Management, its wholly-owned subsidiaries and certain publicly-traded controlled affiliates who have not adopted their own Code of Conduct, including the Company.

        Our Code of Conduct is available on our website at bpy.brookfield.com/bpr under the "Corporate Governance—Governance Documents" heading. In addition, a copy may be obtained by writing to our Secretary at our principal executive offices. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Conduct by posting such information on the Company's website.

Stockholder Communications with the Board

        Stockholders or other interested persons wishing to communicate with members of the Board may contact them by writing to them, c/o Secretary, at our principal executive offices at 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Correspondence may be addressed to the independent directors as a group, the entire Board or one or more individual members of the Board, at the election of the sender. Any such communication will be promptly distributed to the director or directors named therein. Communications will be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the recipient considers to be important for all directors to know.

EXECUTIVE OFFICERS

        Our Service Providers, wholly-owned subsidiaries of Brookfield Asset Management, provide management services to us pursuant to our Master Services Agreement. Brian W. Kingston and Bryan K. Davis in their roles at the Service Providers perform similar functions for BPR as would typically be performed by a principal executive officer and principal financial officer, respectively.

        Set forth below is the biographical information for each of Messrs. Kingston and Davis.

Brian W. Kingston, 45

        Mr. Kingston is Chief Executive Officer of BPG. He is also a Managing Partner of Brookfield Asset Management, which he joined in 2001. From 2008 to 2013, Mr. Kingston led Brookfield Asset Management's Australian business activities, holding the positions of Chief Executive Officer of Brookfield Office Properties Australia, Chief Executive Officer of Prime Infrastructure and Chief Financial Officer of Multiplex. Mr. Kingston served as a director on the GGP Board of Directors from August 2013 until his resignation in August 2018 in connection with the acquisition of GGP and previously served on the board of Rouse Properties, Inc. from 2013 to 2016.

Brian K. Davis, 45

        Mr. Davis is Chief Financial Officer of BPG. Prior to that, he was Chief Financial Officer of Brookfield Asset Management's global office property company for eight years and spent five years in senior finance roles. Mr. Davis also held various senior finance positions including Chief Financial Officer of Trilon Financial Corporation, Brookfield Asset Management's financial services subsidiary. Mr. Davis serves on the board of Brookfield Office Properties Inc. Prior to joining Brookfield Asset Management in 1999, Mr. Davis was involved in providing restructuring and advisory services at Deloitte.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis discusses the 2018 compensation policies and decisions related to our Named Executive Officers ("NEOs") and should be read together with the NEO compensation tables in this Proxy Statement. For purposes of this Proxy Statement, our 2018 NEOs include the following individuals:

  •
  Brian W. Kingston, Chief Executive Officer, Brookfield Property Group LLC*

  •
  Bryan K. Davis, Chief Financial Officer, Brookfield Property Group LLC*

  •
  Sandeep Mathrani, Former Chief Executive Officer;

  •
  Heath Fear, Former Executive Vice President and Chief Financial Officer (from January 2, 2018 to August 28, 2018);

  •
  Michael B. Berman, Former Executive Vice President and Chief Financial Officer (until January 1, 2018);

  •
  Shobi Khan, Former President and Chief Operating Officer (through August 28, 2018); and

  •
  Richard Pesin, Former Executive Vice President, Anchors, Development and Construction (through August 28, 2018).

*
Mr. Kingston and Mr. Davis perform the functions of principal executive officer and principal financial officer, respectively, for the Company pursuant to the Master Services Agreement.

Post-BPY Transaction Compensation

        Following the BPY Transaction, BPR has no employees and, pursuant to the terms of the Master Services Agreement, the Service Providers provide or arrange for other service providers to provide management and administration services to BPR. Messrs. Kingston and Davis in their roles at the Service Providers perform similar functions for BPR as would typically be performed by a principal executive officer and principal financial officer, respectively.

        Following the BPY Transaction, the form and amount of compensation that we pay the NEOs is significantly different from the compensation historically paid to executive officers by GGP, and BPR does not directly compensate the NEOs or reimburse the Service Providers for their compensation.

        Pursuant to the Master Services Agreement, BPR will pay an annual base management fee to the Service Providers equal to 1.25% of the total capitalization of BPR, subject to certain adjustments. The total capitalization value of BPR is equal to the aggregate of the value of all of the outstanding Class A Stock of BPR and the securities of BPR, the Operating Partnership and any other direct or indirect subsidiary of the Operating Partnership that are not held by BPR, the Operating Partnership, the operating entities, any other direct or indirect subsidiary of the Operating Partnership, BPY, the Property Partnership and certain other affiliates of BPY, plus all outstanding third party debt with recourse against BPR, the Operating Partnership and any other direct or indirect subsidiary of the Operating Partnership, less all cash held by such entities. For the first 12 months following the closing of the BPY Transaction, Brookfield Asset Management has agreed to waive management fees payable by BPR and the incremental management fees BPY would otherwise be required to pay in respect of the securities issued in exchange for the GGP common stock in the BPY Transaction.

        For any quarter in which the Board determines that there is insufficient available cash to pay the base management fee as well as the next regular distribution on Class A Stock, BPR and the Operating Partnership may elect to pay all or a portion of the base management fee in Class A Stock, subject to certain conditions. The base management fee will be calculated and paid on a quarterly basis.

        To the extent that under any other arrangement BPR or the Operating Partnership makes a payment that is determined to be comparable to the base management fee payable by BPR, the base management fee payable by BPR will be reduced on a dollar for dollar basis by the comparable base management fee, subject to certain limitations. In addition, to the extent that there are any residual fees, comparable to the base management fees payable by BPR, that are not used to reduce the base management fees payable by BPY, the base management fee payable by BPR will be reduced on a dollar for dollar basis by such residual fees.

        Additionally, the Service Providers will be reimbursed for any out-of-pocket fees, costs and expenses incurred in the provision of the management and administration services, including those of any third party. However, BPR and the Operating Partnership will not be required to reimburse the Service Providers for the salaries and other remuneration of their management, personnel or support staff who carry out any services or functions for BPR or the Operating Partnership or overhead for such persons.

        Given that the Company is now externally managed and no longer compensates the NEOs or reimburse the Service Providers for their compensation, the Board has determined to no longer hold annual stockholder advisory votes on executive compensation.

Pre-BPY Transaction GGP Compensation

        The below sets forth information regarding GGP's compensation programs prior to the BPY Transaction.

2018 Say-on-Pay Vote and Stockholder Outreach

        At GGP's 2018 annual stockholders' meeting, over 95% of the votes cast were in favor of the advisory resolution to approve GGP's executive compensation program. GGP believed this affirmed stockholder's support of GGP's executive compensation program for 2017 and generally maintained the same structure for 2018 compensation.

Aligning Pay with Performance

        Pay-for-performance was fundamental to GGP's executive compensation philosophy for 2018. To ensure that GGP adhered to this principle, GGP evaluated the degree of alignment of its total incentive compensation to GGP's business results, including, among other items described below, EBITDA, FFO, total occupancy, suite-to-suite lease spreads, and identification of redevelopment opportunities.

        GGP used a balance of short- and long-term incentives as well as cash and non-cash compensation to meet these objectives. The elements of executive compensation provided to GGP's NEOs for 2018 performance consisted of base salary, annual incentives, and long-term incentives. GGP's compensation programs were designed to link pay and performance.

  •
  Performance Assessment:  The GGP Compensation Committee used a comprehensive and well-defined process to assess GGP's performance. GGP believed its metrics focused management on the appropriate objectives for the creation of both short- and long-term stockholder value.

        GGP's 2018 incentive compensation programs for executives were designed to link compensation with the full spectrum of GGP's business goals, some of which were short term, while others were anticipated to take several years or more to achieve.

Determining Compensation

Role of the GGP Compensation Committee

        Pursuant to its charter in effect prior to the BPY Transaction, the GGP Compensation Committee, as a committee or together with the Board (or independent directors as appropriate), was responsible for the overall review, modification and approval of corporate goals and objectives relevant to the compensation of the Chief Executive Officer and the other officers of GGP. The GGP Compensation Committee had the ability, in its sole discretion, to retain or obtain the advice of compensation consultants as it deemed necessary to assist in the evaluation of director or executive officer compensation and was directly responsible for the appointment, compensation and oversight of the work of any such compensation consultant. The GGP Compensation Committee did not engage a compensation consultant in 2018.

In establishing and reviewing the GGP's compensation programs, the GGP Compensation Committee considered whether the programs encouraged unnecessary or excessive risk-taking and has determined that they did not.

Role of the CEO

        Mr. Mathrani played a significant role in the compensation-setting process for GGP's executive officers other than himself. The most significant aspect of his role included recommending the base salary and incentive awards of the other executive officers and evaluating the performance of the other executive officers. Mr. Mathrani regularly participated in meetings of the GGP Compensation Committee to provide this information.

Role of the Human Resources Department and Willis Towers Watson

        Prior to the BPY Transaction, GGP's Human Resources Department researched and compiled market compensation data as directed by the GGP Compensation Committee. In 2018, the GGP Human Resources Department provided to the GGP Compensation Committee compensation data for NEOs of the companies in the peer group determined by the GGP Compensation Committee, as described below. With the help of Willis Towers Watson, a compensation consultant engaged by the GGP Human Resources Department, the data was collected from the peer group's proxy statements and other publicly available sources. Also as directed, the GGP Human Resources Department assisted with the design of GGP's annual and long-term incentive awards prior to their proposal to the GGP Compensation Committee, and did so in 2018.

Use of Peer Group Data

        The GGP Compensation Committee used the peer group data provided by the GGP Human Resources Department to gain a greater understanding of market practices in connection with overall compensation decisions and to evaluate the structure of its compensation program. For purposes of compensation decisions, the GGP Compensation Committee did not target a single percentile or range of percentiles to be paid, or use peer compensation data to set precise pay levels by position, but rather used this information in connection with its review of executives' relative performance compared to their objectives in light of business conditions and developments during the year.

        The 2018 peer group, determined by the GGP Compensation Committee, was comprised of companies in the retail (regional shopping center focused) sector classification of real estate companies and comparably-sized (primarily based on market capitalization) companies in other sectors of the public real estate industry. The peer group is consistent with its 2017 peer group. The GGP Compensation Committee believed companies in the peer group included companies that generally recruit individuals to fill senior management positions who are similar in skills and background to those GGP recruited.

2018 Peer Group Companies

• AvalonBay Communities, Inc.	• Prologis, Inc.
• Boston Properties, Inc.	• Public Storage
• Equity Residential	• Simon Property Group, Inc.
• Federal Realty Investment Trust	• Taubman Centers, Inc.
• HCP, Inc.	• Ventas, Inc.
• Host Hotels and Resorts, Inc.	• Vornado Realty Trust
• Kimco Realty Corp.	• Welltower, Inc.
• The Macerich Company	• Westfield Group

        The GGP Compensation Committee considered the market data and the objectives of the executive compensation program and concluded that the payments of cash and grants of incentive awards to the NEOs for 2018 discussed below were reasonable and consistent with GGP's philosophy and policies.

Key Elements of GGP's 2018 Executive Compensation Program

	Link to Program Objectives	Type of Compensation	Key Features
Base Salary	GGP Compensation Committee considered base salaries paid by companies for comparable roles of the general industry data, offering market competitive fixed compensation.	Cash	Provided a minimum level of guaranteed pay.
Annual Incentive Incentive Compensation Plan	A cash-based award that rewarded short-term operating and financial performance.	Cash	Target incentive opportunity was set as a percentage of base salary and was paid only if threshold performance levels were met.
Long-Term Incentive Time-vesting Restricted Stock	Helped ensure that executive pay was directly linked to the achievement of GGP's long-term objectives and promoted retention.	Long-Term Equity	Four-year vesting promoted retention; aligned NEOs with interests of stockholders.
Long-Term Incentive Performance-vesting Restricted Stock
	Linked compensation of executives to the building of long-term stockholder value, balanced short-term operating focus, and aligned the long-term financial interests of NEOs with those of GGP's stockholders.	Long-Term Equity	Designed to reward executives for attainment of specified long-term stockholder value creation goals (e.g., TSR); value linked to stock price.

        The GGP Compensation Committee designed each element of compensation for the NEOs to further the goals and policies set forth above and to support and enhance GGP's business strategy. The GGP Compensation Committee considered all elements of GGP's executive compensation program holistically rather than each compensation element individually.

        An officer's target compensation was not mechanically set to be a particular percentage of the peer group average; however, the GGP Compensation Committee did review the officer's compensation relative to the peer group to help the GGP Compensation Committee perform the subjective analysis described above. Peer group data was not used as the determining factor in setting compensation for the following reasons: (a) the officer's role and experience within GGP may have been different from the role and experience of comparable officers at the peer companies; (b) the average actual compensation for comparable officers at the peer companies may be the result of a year of over performance or under performance by the peer group and individual peers; and (c) the GGP

Compensation Committee believed that ultimately the decision as to appropriate target compensation for a particular officer should be made based on the full review described above.

        GGP did not have specific, proportionate ratios to define the relative total compensation between the individual NEOs, although, from time to time, the GGP Compensation Committee reviewed the relationship in pay between executive officers to assure that relative compensation levels were appropriate and are designed to effectively motivate and retain executives.

        In setting the total compensation of the NEOs who were employed by GGP, the GGP Compensation Committee considered, for each NEO, the approximate proportions of the different elements of total compensation that would be earned if compensation targets were achieved.

        The allocation between base salary, short-term cash incentives and long-term equity incentives was determined by the GGP Compensation Committee based upon its general consideration of the executive's level within GGP. At the more senior levels, less of an officer's total compensation was fixed and more was variable (i.e., in the form of performance-based cash awards and long-term equity awards).

In determining the base salary and the threshold, target, and maximum short-term cash incentives and long-term equity incentives for each NEO, the GGP Compensation Committee generally considered a number of factors on a subjective basis, including:

  •
  Scope of the officer's responsibilities within GGP and in relation to comparable officers at various companies within the peer group referred to above;

  •
  Experience of the officer within our industry and at GGP;

  •
  Performance of the named executive officer and his or her contribution to GGP;

  •
  GGP's financial budget and general level of wage increases throughout GGP for the coming year;

  •
  Review of historical compensation information for the individual officer;

  •
  Subjective determination of the compensation needed to motivate and retain that individual;

  •
  Recommendations of the GGP Chief Executive Officer; and

  •
  Data regarding compensation paid to officers with comparable titles, positions or responsibilities at REITs that are considered by the GGP Compensation Committee to be comparable for compensation purposes.

        Prior to the BPY Transaction, the primary goals of GGP's executive compensation program were to attract, motivate and retain highly-qualified executives. GGP sought to foster a performance-oriented environment by directly linking a significant part of each executive officer's total compensation to short-term operating performance and long-term stockholder value creation.

2018 GGP Compensation Decisions

Base Salary

        Base salary amounts were based on an evaluation of each executive officer's experience, position and responsibility, as well as competitive pay levels, general economic conditions and other factors deemed relevant by the GGP Compensation Committee. The 2018 base salaries for each NEO who was an employee of GGP were as follows:

Base Salary(1)
NEO	2018
Sandeep Mathrani	$1,200,000
Heath R. Fear	$750,000
Michael B. Berman	$750,000
Shobi Khan	$900,000
Richard S. Pesin	$750,000

(1)
Represents annualized base salaries. Actual amounts paid to NEOs employed for less than the full fiscal year are set forth in the "Summary Compensation Table" below.

Incentive Compensation Plan

        None of the NEOs received an annual incentive cash award under GGP's Incentive Compensation Plan (the "Incentive Compensation Plan") for 2018. In recognition of his role in the transaction, Mr. Pesin's received a bonus equal to his target bonus for 2018. Mr. Mathrani became an employee of Brookfield Asset Management following the closing of the BPY Transaction and was therefore not eligible to receive a bonus under the Incentive Compensation Plan. Messrs. Fear and Khan received 2018 pro-rated bonuses as a component of their severance pay. Mr. Berman was not eligible for a cash incentive award for 2018 as he ceased to be an executive officer as of January 1, 2019.

Long-Term Incentive Awards

        On October 27, 2010, GGP adopted the form of the Equity Plan (the "Equity Plan"), which provided for grants of stock-based awards and performance-based compensation to directors, officers and other employees of GGP. The plan was amended November 12, 2013 to provide for grants of Stock Option-Like LTIP Units and Restricted Stock-Like LTIP Units. The purpose of the equity awards was to attract, retain and motivate GGP's directors, officers and employees by providing them with a proprietary interest in GGP's long-term success or compensation based on the attainment of performance goals.

Long-Term Compensation Program Objectives:

  •
  Reward achievement over a multi-year period;

  •
  Focus executives on the total stockholder return of GGP, which together with stock ownership guidelines, aligned the interests of executives with those of stockholders; and

  •
  Provide a retention mechanism through multi-year vesting.

        The GGP Compensation Committee oversaw grants of the awards. The GGP Compensation Committee determined the target grant amounts for each executive using factors similar to those used in setting annual incentive targets, including the executive's experience, level of responsibility and internal and external equity considerations.

2018 Awards for 2017 Performance under the Equity Plan

        In February 2018, upon review of the objectives described above for determining awards under the Incentive Compensation Plan, the GGP Compensation Committee approved equity award grants for 2017 performance comprised of (i) 50% of the value of the award in performance-vesting restricted stock and (ii) 50% of the value of the award in restricted stock.

  •
  Performance-vesting restricted stock:  These awards provided an incentive to achieve long-term financial objectives. Performance-vesting awards were subject to cliff-vesting after three years if certain performance objectives were achieved. The total number of shares earned depended on how GGP performed relative to peers and on an absolute basis versus pre-established performance goals. To maximize alignment with stockholders, 67% of the performance-vesting awards were subject to vesting based on how GGP's TSR performed relative to its peers and relative to pre-established total return goals. The final 33% of the performance-vesting awards were subject to vesting based on GGP's FFO per diluted share performance. Weightings were based on the grant date fair value of each award. The following table provides a summary of the GGP performance-vesting restricted stock awards granted in 2018. Payouts between threshold and target were to be calculated using straight-line interpolation.

Long-Term Incentive Awards Performance-Vesting Restricted Stock
Performance Measure	Weighting	Threshold (50% payout)	Target (100% payout)	Above Target (100% payout and potential for discretionary award*)
Relative TSR (FTSE Nareit Retail REIT Index)	33%	25th percentile	50th percentile	> 50th percentile
Absolute TSR	33%	3% CAGR	7% CAGR	> 7% CAGR
FFO per diluted share	33%	3% CAGR	7% CAGR	> 7% CAGR
  •
  Time-vesting restricted stock:  These awards helped GGP retain executives and focus attention on long-term performance. Restricted stock was subject to vesting ratably over four years (25% of award vests on each anniversary of the award date).

        The following table shows equity incentive awards for 2017 performance granted on February 23, 2018.

February 2018 Equity Awards for 2017 Performance
	Time-vesting Awards		Performance-vesting Awards
NEO	Value of Restricted Stock(1)	Number of Shares Granted	Value of Restricted Stock(1)	Aggregate Number of Shares Granted(2)	Total Value of Equity Granted
Sandeep Mathrani	$2,680,000	124,535	$2,680,000	153,486	$5,360,000
Heath R. Fear	$500,000	23,234	$500,000	28,635	$1,000,000
Michael B. Berman	$—	—	$—	—	$—
Shobi Khan	$1,005,000	46,701	$1,005,000	57,557	$2,010,000
Richard S. Pesin	$586,250	27,242	$586,250	33,576	$1,172,500

(1)
Amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Grant date fair values for restricted stock that vests on achievement of Relative Retail REIT TSR and Absolute TSR targets were calculated using Monte Carlo simulations. The simulations were conducted using assumptions regarding the total stock return on GGP's common stock and the relative total returns of the FTSE Nareit Retail REIT Index, as applicable, as well as other factors. The simulations used an expected volatility of 25.5% and a risk-free investment rate of 2.37%. The grant date fair value for restricted stock that vests on achievement of FFO targets is equal to the closing price of GGP's common stock on the date of grant.

(2)
Represents the aggregate number of units each NEO would receive if the target was achieved for each performance measure. Performance-vesting restricted stock was subject to forfeiture if performance measures were not met, the NEO does not continue to serve through the vesting date, or the shares do not otherwise vest.

Equity Grant Practices

        Except as described with respect to Mr. Mathrani's initial grant of options in 2010 when GGP was private, the exercise price of each stock option awarded under GGP's equity plans was the closing price of GGP's common stock on the NYSE on the date of grant. Equity awards were subject to GGP's Clawback Policy.

Retirement Benefits

        GGP did not provide any defined benefit pension benefits or supplemental pension benefits.

Other Benefits

        In 2018, Messrs. Mathrani, Fear, Berman, Khan and Pesin participated in various GGP employee benefit programs prior to the BPY Transaction, including medical and dental benefit programs. These benefit programs were generally available to all employees of GGP whose customary employment was more than 20 hours per week. Prior to the BPY Transaction, GGP also provided these employees, including its executive officers, with the opportunity to purchase GGP's common stock through payroll deductions at a 15% discount through an Employee Stock Purchase Plan, which was approved by GGP's stockholders at its 2012 Annual Meeting.

Perquisites

        Except in limited circumstances, GGP's executive officers did not receive perquisites or other benefits that were not available to all of GGP's employees. See the "All Other Compensation Table" below for more information on perquisites provided in 2018.

Impact of Regulatory Requirements on Compensation

        Section 162(m).    In 2018, the GGP Compensation Committee considered the anticipated tax treatment to GGP and its executive officers of various payments and benefits. The GGP Compensation Committee determined not to limit executive compensation to that deductible under Section 162(m) of the Code.

Compensation Committee Report

        As permitted under the Nasdaq listing standards "controlled company" exception, we do not have a compensation committee. The Board has reviewed the "Compensation Discussion and Analysis" section of this Proxy Statement. Based on its review, the undersigned members of the Board have recommended that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company's Annual Report.

  Richard B. Clark (Chair)
  Caroline M. Atkinson
  Jeffrey M. Blidner
  Soon Young Chang
  Omar Carneiro da Cunha
  Scott R. Cutler
  Stephen DeNardo
  Louis J. Maroun
  Lars Rodert

2018 Summary Compensation Table

        The following table provides information on the compensation of the Company's NEOs for the fiscal years indicated. Mr. Kingston and Mr. Davis did not receive any compensation for their services to the Company in 2018. Compensation paid to Mr. Kingston in his capacity as a director in 2018 are set forth in the 2018 Director Compensation table below.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Stock Awards(3) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Brian Kingston	2018	—	—	—	—	—	—	—
Chief Executive Officer, Brookfield Property Group LLC*
Brian Davis	2018	—	—	—	—	—	—	—
Chief Financial Officer, Brookfield Property Group LLC*
Sandeep Mathrani(5)	2018	927,692	—	—	5,360,000	—	7,821,437	14,109,129
Former Chief Executive	2017	1,200,000	—	2,010,000	8,000,000	—	122,589	11,332,589
Officer	2016	1,200,000	—	3,000,000	4,250,000	4,250,000	48,988	12,748,988
Heath R. Fear(6)	2018	576,923	—	—	1,000,000	—	1,214,600	2,791,523
Former Executive Vice	2017	100,962	600,000	—	1,650,000	—	2,292	2,353,254
President and Chief
Financial Officer
Michael B. Berman(7)	2018	210,577	—	—	—	—	14,600	225,177
Former Executive Vice	2017	750,000	—	502,500	2,500,000	—	14,350	3,766,850
President and Chief	2016	750,000	—	750,000	1,250,000	1,250,000	14,216	4,014,216
Financial Officer
Shobi Khan(8)	2018	900,000	—	—	2,010,000	—	27,975	2,937,975
Former President and Chief	2017	900,000	—	603,000	3,000,000	—	14,350	4,517,350
Operating Officer	2016	750,000	—	1,000,000	1,500,000	1,500,000	14,216	4,764,216
Richard S. Pesin(9)	2018	750,000	750,000	—	1,172,500	—	14,600	2,687,100
Former Operating Officer,	2017	750,000	—	502,500	1,750,000	—	14,350	3,016,850
Executive Vice President,	2016	750,000	—	750,000	875,000	875,000	14,216	3,264,216
Anchors, Development and
Construction

*
Mr. Kingston and Mr. Davis perform the functions of principal executive officer and principal financial officer, respectively, for the Company pursuant to the Master Services Agreement.

(1)
Mr. Fear commenced employment with GGP on November 6, 2017. In connection with his commencement of employment, and pursuant to the terms of his offer letter, Mr. Fear received a cash bonus for 2017 in the amount of $600,000, equal to 80% of his starting salary. This sign-on bonus was in lieu of an annual cash incentive bonus for 2017. Mr. Pesin received a bonus equal to his target bonus under the Incentive Compensation Plan in recognition of his role in the BPY Transaction.

(2)
None of the NEOs received annual cash incentive bonuses for 2018 under the Incentive Compensation Plan. Annual cash incentive awards earned for 2017 were paid in February 2018. Annual cash incentive awards earned for 2016 were paid in February 2017.

(3)
Each NEO, other than Mr. Berman, received an equity award in February 2018 for 2017 performance.

Messrs. Mathrani, Khan and Pesin each received an equity award in February 2018 for 2017 performance in the form of 50% time-vesting restricted stock and 50% performance-vesting restricted stock. The maximum values for the performance-vesting equity awards as of the grant date, assuming that the highest level of performance conditions is achieved, are as follows: Mr. Mathrani, $3,303,018; Mr. Fear $616,225; Mr. Khan, $1,238,626 Mr. Pesin, $722,555. In connection with the BPY Transaction, GGP restricted stock awards granted in 2018 were converted into equivalent restricted shares of Class A Stock (with any performance conditions deemed met at target).

Messrs. Mathrani, Khan, Berman, and Pesin each received an equity award in January 2017 for 2016 performance comprised of (i) at each NEO's election, 50% of the value of the award in either performance-vesting restricted stock or performance-vesting Restricted Stock-Like LTIP Units, and (ii) at each NEO's election, 50% of the value of the award in either restricted stock or Restricted Stock-Like LTIP Units. Messrs. Mathrani and Berman, elected to receive restricted stock and performance-vesting Restricted Stock-Like LTIP Units. Messrs. Khan and Pesin elected to receive Restricted Stock-Like LTIP Units and performance-vesting Restricted Stock-Like LTIP Units. The maximum values for the performance-vesting equity awards as of the grant date, assuming that the highest level of performance conditions is achieved, are as follows: Mr. Mathrani, $6,427,794; Mr. Khan, $2,410,439; Mr. Berman, $2,008,717; Mr. Pesin, $1,406,041. Mr. Fear also received an equity award in connection upon his commencement of employment, valued on the date of grant at $1,650,000. 75% of the value of the equity award was granted in the form of time-vesting restricted stock, and the remaining 25% was granted in the form of performance-vesting restricted stock. The maximum value for the performance-vesting restricted stock as of the grant date, assuming that the highest level of performance conditions is achieved, is $412,500.

Messrs. Mathrani, Khan, Berman, and Pesin received awards of time-vesting Stock Option-Like LTIP Units in February 2016 for

  2015 performance. Pursuant to the terms of the Equity Plan, Stock Option-Like LTIP Unit awards were adjusted to reflect a $0.26 special cash dividend paid January 27, 2017 on GGP common stock. The adjustment maintained the value of the awards and placed award recipients in a neutral position following payment of the dividend. Messrs. Mathrani, Khan, Berman, and Pesin also received awards of performance-vesting Restricted Stock-Like LTIP Units in February 2016 for 2015 performance. The maximum values for these units as of the grant date, assuming that the highest level of performance conditions is achieved, are as follows: Mr. Mathrani, $6,991,986; Mr. Khan, $2,467,731; Mr. Berman, $2,056,497; Mr. Pesin, $1,439,523.Restricted stock and Restricted Stock-Like LTIP Units are reported in the Stock Awards column. Stock Option-Like LTIP Units are reported in the Option Awards column. Equity award amounts represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in the footnote "Stock-Based Compensation Plans" included in the Company's audited financial statements included in the Company's Annual Report.

(4)
Refer to the table below for a description of the components of the "All Other Compensation" column for 2018.

(5)
Mr. Mathrani's employment with the Company ended on September 4, 2018.

(6)
Mr. Fear's employment with the Company ended on September 30, 2018.

(7)
Mr. Berman resigned as our Executive Vice President and Chief Financial Officer effective January 2, 2018 and his employment with GGP ended March 1, 2018.

(8)
Mr. Khan's employment with the Company ended on January 2, 2019.

(9)
Mr. Pesin's employment with the Company ended on March 1, 2019.

All Other Compensation Table

Name	401(k) Matching Contribution ($)	Severance ($)		Other ($)		Total ($)
Sandeep Mathrani	13,750	7,774,685	(1)	33,002	(3)	7,821,437
Heath R. Fear	13,750	1,200,000	(2)	850	(4)	1,214,600
Michael B. Berman	13,750	—		850	(4)	14,600
Shobi Khan	13,750	—		14,225	(5)	27,975
Richard S. Pesin	13,750	—		850	(4)	14,600

(1)
Amount reported includes cash severance of $6,420,000 and a pro-rated bonus payment for 2018 of $1,354,685.

(2)
Amount reported includes cash severance of $750,000 and a pro-rated bonus payment for 2018 of $450,000.

(3)
Pursuant to the terms of Mr. Mathrani's 2010 Employment Agreement, the Company agreed to pay Mr. Mathrani's life insurance coverage premiums for the duration of his employment period which totaled $31,985 for 2018. This amount also includes allocations to Mr. Mathrani in 2018 for personal use of aircraft ($167), and dividends related to preferred stock of certain GGP REIT subsidiaries in 2018 ($850).

(4)
Amount represents $850 of dividends related to preferred stock of certain GGP REIT subsidiaries.

(5)
Amount includes $13,375 in gift cards and $850 of dividends related to preferred stock of certain GGP REIT subsidiaries.

Grants of Plan-Based Awards for Fiscal Year Ended 2018

        The following table provides information on incentive awards made to the NEOs in 2018. These incentive awards were made pursuant to the Incentive Compensation Plan and the Equity Plan. Due to the BPY Transaction, no amounts were paid under the Incentive Compensation Plan for 2018.

		Estimated Future Payouts Under non-Equity Incentive Plan Awards(1)						All Other Stock Awards: Number of Shares of Stock or Units(3) (#)
					Estimated Future Payouts Under Equity Incentive Plan Awards(2)				Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)(4)
Brian Kingston	—	—	—	—	—	—	—	—	—
Brian Davis	—	—	—	—	—	—	—	—	—
Sandeep Mathrani	2/23/2018	—	—	—	76,734	153,486	—	—	2,680,000
	2/23/2018	—	—	—	—	—	—	124,535	2,680,000
	—	—	3,000,000	6,000,000	—	—	—	—	—
Heath R. Fear	2/23/2018	—	—	—	11,617	23,234	—	—	500,000
	2/23/2018	—	—	—	—	—	—	23,234	500,000
	—	—	—	—	—	—	—	—	—
Michael B. Berman	—	—	750,000	1,500,000	—	—	—	—	—
Shobi Khan	2/23/2018	—	—	—	23,351	46,701	—	—	1,005,000
	2/23/2018	—	—	—	—	—	—	46,701	1,005,000
	—	—	900,000	1,800,000	—	—	—	—	—
Richard S. Pesin	2/23/2018	—	—	—	13,621	27,242	—	—	586,250
	2/23/2018	—	—	—	—	—	—	27,242	586,250
	—	—	750,000	1,500,000	—	—	—	—	—

(1)
Represent threshold, target and maximum payouts under the Incentive Compensation Plan.

(2)
Represent GGP performance-based restricted stock awards that were subject to vesting as described above under "Compensation Discussion and Analysis." Performance-vesting restricted stock received dividends paid on GGP's common stock, which were held in escrow until the end of the performance period and earned to the extent that the performance goals applicable to the grant were met. In connection with the BPY Transaction, GGP restricted stock awards granted in 2018 were converted into equivalent restricted shares of Class A Stock (with any performance conditions deemed met at target).

(3)
Represent GGP time-vesting restricted stock. Time-vesting restricted stock received dividends paid on GGP's common stock at the same time as GGP's stockholders. In connection with the BPY Transaction, GGP restricted stock awards granted in 2018 were converted into equivalent restricted shares of Class A Stock.

(4)
Award agreements for performance-vesting restricted stock do not provide for payment above target. See the "Compensation Discussion and Analysis" above for additional information on vesting information.

Outstanding Equity Awards at Fiscal Year End 2018

        The following table provides information concerning the number and value of outstanding stock options and restricted stock held by the NEOs at December 31, 2018.

	Option Awards
						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable
Name				Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Unites of Stock That Have Not Vested(13)($)
Brian Kingston	—		—	—	—	—		—
Brian Davis	—		—	—	—	—		—
Sandeep Mathrani	—		—	—	—	—		—
Heath R. Fear	—		—	—	—	—		—
Michael B. Berman	318,162	(1)	—	17.19	1/7/2023	—		—
	455,480	(2)	—	18.41	11/12/2023	—		—
	141,386	(3)	141,389	22.42	2/18/2026	—		—
	—		—	—	—	21,500	(4)	5,627
	—		—	—	—	24,395	(5)	392,760
	—		—	—	—	27,296	(6)	439,466
Shobi Khan	169,664	(3)	169,666	22.42	2/18/2026	—		—
	—		—	—	—	19,350	(4)	5,064
	—		—	—	—	7,781	(5)	125,274
	—		—	—	—	50,201	(7)	13,139
	—		—	—	—	20,422	(8)	328,794
	—		—	—	—	91,378	(9)	23,916
	—		—	—	—	35,695	(10)	574,690
	—		—	—	—	51,744	(11)	833,078
	—		—	—	—	63,772	(12)	1,026,729
Richard S. Pesin	98,970	(3)	98,971	22.42	3/1/2022	—		—
	—		—	—	—	15,050	(4)	3,939
	—		—	—	—	6,122	(5)	98,564
	—		—	—	—	29,284	(7)	7,664
	—		—	—	—	11,913	(8)	191,799
	—		—	—	—	53,302	(9)	13,950
	—		—	—	—	20,820	(10)	335,202
	—		—	—	—	30,184	(11)	485,962
	—		—	—	—	37,200	(12)	598,920

(1)
Represents an option granted pursuant to the Equity Plan on January 7, 2013. This option vested over five years in 20% increments beginning on the first anniversary of the date of grant and vested in full on January 07, 2018. In connection with the BPY Transaction, this option was converted to an option to purchase BPY units.

(2)
Represents an option granted pursuant to the Equity Plan on November 12, 2013. This option vested over four years in 25% increments beginning on the first anniversary of the date of grant and vested in full on November 12, 2017. In connection with the BPY Transaction, this option was converted to an option to purchase BPY units.

(3)
Represents Stock Option-Like LTIP Units granted pursuant to the Equity Plan on February 18, 2016. These units vested over four years at 25% increments beginning on the first anniversary of the date of grant and vest in full on February 18, 2020. In connection with the BPY Transaction, these LTIP Units were cancelled and converted into substitute awards of BPY's operating partnership with consistent economic terms. These substitute awards are convertible into equity interests of BPY's operating partnership (which are exchangeable for BPY units or an equivalent cash amount).

(4)
Represents full value partnership LTIP units of the Operating Partnership granted pursuant to the Equity Plan on January 6, 2015. These units vest over four years at 25% increments beginning on the first anniversary of the date of grant and vest in full on January 6, 2019. These units continued after the BPY Transaction and are convertible, once vested, into series K preferred units of the Operating Partnership (which are exchangeable for shares of Class A Stock).

(5)
Represents series K preferred units of the Operating Partnership. These units vest over four years in 25% increments beginning on the first anniversary of January 6, 2015 and vest in full on January 6, 2019. In connection with the BPY Transaction, certain NEOs received a distribution of series K preferred units of the Operating Partnership (which are exchangeable for shares of Class A Stock) in respect of their full value LTIP units of the Operating Partnership.

(6)
Represents time-vesting restricted stock granted pursuant to the Equity Plan on January 3, 2017. These shares vested over four years in 25% increments beginning on the first anniversary of the date of grant and vest in full on January 3, 2021. In connection with the BPY Transaction, these GGP restricted shares were converted into restricted shares of Class A Stock.

(7)
Represents time-vesting Restricted Stock-Like LTIP Units granted pursuant to the Equity Plan on January 3, 2017. These units vest over four years in 25% increments beginning on the first anniversary of the date of grant and vest in full on January 3, 2021. These units continued after the BPY Transaction and, once vested, are convertible into series K preferred units of the Operating Partnership (which are exchangeable for shares of Class A Stock).

(8)
Represents series K preferred units of the Operating Partnership. These units vest over four years in 25% increments beginning on the first anniversary of January 3, 2017, and vest in full on January 3, 2021. In connection with the BPY Transaction, certain NEOs received a distribution of series K preferred units of the Operating Partnership (which are exchangeable for shares of Class A Stock) in respect of their full value LTIP units of the Operating Partnership.

(9)
Represents performance-vesting Restricted Stock-Like LTIP Units granted pursuant to the Equity Plan on January 3, 2017. The performance conditions for these units were deemed met at target in connection with the BPY Transaction and these units vest in full on December 31, 2019. These units continued after the BPY Transaction and, once vested, are convertible into series K preferred units of the Operating Partnership (which are exchangeable for shares of Class A Stock).

(10)
Represents series K preferred units of the Operating Partnership. These units vest in full on December 31, 2019. In connection with the BPY Transaction, certain NEOs received a distribution of series K preferred units of the Operating Partnership (which are exchangeable for shares of Class A Stock) in respect of their full value LTIP units of the Operating Partnership.

(11)
Represents time-vesting restricted stock granted pursuant to the Equity Plan on February 23, 2018. These shares vest over four years in 25% increments beginning on the first anniversary of the date of grant and vest in full on February 23, 2022. In connection with the BPY Transaction, these GGP restricted shares were converted into restricted shares of Class A Stock.

(12)
Represents performance-vesting restricted stock granted pursuant to the Equity Plan on February 23, 2018. The performance conditions for these units were deemed met at target in connection with the BPY Transaction and these shares vest over four years in 25% increments beginning on the first anniversary of the date of grant and vest in full on February 23, 2022. In connection with the BPY Transaction, these GGP restricted shares were converted into restricted shares of Class A Stock.

Option Exercises and Stock Vested for Fiscal Year Ended 2018

        The following table provides information on option exercises under all plans during the fiscal year ended December 31, 2018 by each of the NEOs, and restricted stock and Restricted Stock-Like that vested during the fiscal year ended December 31, 2018.

				Stock Awards
	Option Awards
				Number of Units Acquired on Vesting (#)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)			Value Realized on Vesting(2) ($)
Brian Kingston	—	—		—	—
Brian Davis	—	—		—	—
Sandeep Mathrani	—	17,939,128	(3)	2,018,440	44,720,835	(4)
Heath R. Fear	—	—		127,893	2,638,433
Michael B. Berman	130,828	669,322		34,672	743,121
Shobi Khan	—	5,367,913	(3)	37,518	5,578,176	(4)
Richard S. Pesin	—	5,172,041	(3)	25,798	3,564,733	(4)

(1)
Amounts represent the difference between the closing price per share of GGP's common stock on the NYSE on the date of exercise and the exercise price, multiplied by the number of options exercised.

(2)
Amounts for vested restricted stock reflect the closing price per share of GGP's common stock on the NYSE on the vesting date, multiplied by the number of shares of restricted stock. Amounts for Restricted Stock-Like LTIP Units reflect the closing price per share of GGP's common stock on the NYSE on the vesting date, multiplied by the number of Restricted Stock-Like LTIP Units vested, multiplied by the conversion ratio of units of the Operating Partnership into GGP common stock of 1.0397624 prior to the BPY Transaction.

(3)
Represents the cash consideration received in connection with the cancellation of in-the-money stock options in the BPY Transaction. Options received in the BPY Transaction are included in the Outstanding Equity Awards at Fiscal Year End 2018 table above.

(4)
Represents amounts received upon vesting of stock awards prior to the BPY Transaction. In addition, for Messrs. Mathrani, Khan, and Pesin, the amounts reported include cash consideration received for Restricted Stock-Like LTIP Units and restricted stock in the BPY Transaction of $30,273,426, $4,693,910 and $2,956,740, respectively, and the value of the fully vested stock awards received by Mr. Mathrani in exchange for his GGP stock awards in the BPY Transaction of $11,411,255.

Potential Payments Upon Termination of Employment or Change in Control

        Mr. Kingston and Mr. Davis are not entitled to any severance payments or benefits from BPR.

        Pursuant to the terms of his employment agreement with GGP, Mr. Mathrani was entitled to full accelerated vesting of outstanding equity awards in connection with the BPY Transaction and the following payments and benefits upon a termination of employment:

  •
  a cash severance payment equal to two times the sum of his annual base salary plus the value of the last annual cash incentive award paid prior to the termination of his employment, payable in equal monthly installments for two years following the date of termination;

  •
  a pro rata annual cash incentive award for the year of termination calculated based on the value of the last annual cash incentive award paid prior to termination;

  •
  any unpaid annual cash incentive award for a fiscal year ending prior to the date of termination; and

  •
  two years of welfare benefits continuation.

        In addition, Mr. Mathrani was also entitled to retain any GGP-owned mobile devices he used during the employment period. The employment agreement also provided that GGP would reimburse Mr. Mathrani for excise taxes and related interest or penalties under Section 4999 of the Code, as well as any income and excise taxes payable by Mr. Mathrani as a result of any reimbursements for such taxes. However, if a reduction in Mr. Mathrani's payments and benefits of less than 10% would result in no portion of the remaining payments and benefits being "parachute payments" under Section 280G and Section 4999 of the Code, then Mr. Mathrani's payments and benefits were subject to reduction by such amount and he would not be entitled to a gross-up payment.

        Each of Messrs. Fear and Khan received a lump sum severance payment in an amount equal to one year of base salary and a pro rata annual cash incentive award for the year of termination pursuant to the terms of their offer letters with GGP. The pro rata annual cash incentive award was calculated based on the value of the last annual cash incentive award paid prior to termination for Mr. Fear and based on target for Mr. Khan. Mr. Berman retired from GGP on March 1, 2018 and did not receive any severance benefits.

        The severance payments and benefits received by Messrs. Mathrani and Fear and Khan are set forth in the "2018 Summary Compensation Table" above

        In addition, pursuant to the terms Mr. Mathrani's employment agreement with GGP, which we refer to as the 2015 Employment Agreement, he was entitled to accelerated vesting of his outstanding equity awards upon a "change in control" of GGP. The BPY Transaction constituted a "change in control" under the 2015 Employment Agreement. Accordingly, Mr. Mathrani's shares of GGP restricted stock vested in full (with any performance conditions deemed met at target) and his GGP FV LTIPs vested in full. Pursuant to the merger agreement, Mr. Mathrani forfeited his out-of-the-money GGP Stock Option-Like LTIP Units and his in-the-money GGP Stock Option-Like LTIP Units vested in full. The cash consideration that Mr. Mathrani and the other NEOs received for their equity awards in connection with the BPY Transaction is set forth in the "Option Exercises and Stock Vested" table above.

Employment Arrangements for Executive Officers

        Neither Mr. Kingston nor Mr. Davis is party to an employment agreement with BPR.

Pay Ratio

        The SEC issued final rules implementing the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act that require U.S. publicly traded companies to disclose in their proxy statement the ratio of their chief executive officer's compensation to that of their median employee. However, since we have no employees and Mr. Kingston, as the person performing the function of principal executive officer for us pursuant to the Master Services Agreement, is an employee of our Service Provider and did not receive any compensation from BPR in 2018, we do not have a pay ratio to disclose.

DIRECTOR COMPENSATION

        Directors receive an annual retainer of $15,000 for their service on the Board and reimbursement of expenses incurred in attending meetings. Directors also receive an annual retainer of $125,000 for serving on the board of directors and various committees of the BPY General Partner. The BPY General Partner pays the chair of its audit committee an additional $20,000 per year and pays the other members of its audit committee an additional $10,000 per year for serving in such positions. The BPY General Partner also pays its lead independent director an additional $10,000 per year. Directors who are not independent due to their employment with Brookfield Asset Management receive no fees for their services on the Board.

        The Governance and Nominating Committee periodically reviews Board compensation in relation to its peers and other similarly sized companies and is responsible for approving changes in compensation for non-employee directors.

        The chart below sets forth the fee structure for non-employee directors from January 1, 2018 through December 31, 2018.

	Pre-BPY Transaction		Post-BPY Transaction
Annual Fees:
All non-employee Directors, including Chairman	$200,000		$15,000	(1)
Chairman and Lead Director	$25,000		$—
Audit Committee Chair	$25,000		$—
Compensation Committee Chair	$15,000		$—
Nominating and Governance Committee Chair	$10,000		$—
Equity Awards:
New Director Award	$75,000	(2)	$—

(1)
Following the BPY Transaction, all non-employee directors receive an annual cash retainer of $15,000, payable in quarterly installments. Mr. Clark does not receive any compensation in his role as Chairman of the Board, as he is employed by Brookfield Asset Management.

(2)
The New Director Award was in the form of restricted stock of GGP and vested one-third on the grant date and one-third on each of the first and second anniversaries of the grant date. The number of shares to be issued was determined based on the closing price of the GGP's common stock on the trading day either on or after the grant date (rounded to the nearest whole share).

        The following table summarizes the compensation earned by or paid to each of our non-employee directors in 2018.

2018 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)($)	All Other Compensation ($)		Total ($)
Richard B. Clark*#(2)	200,000	—	—		200,000
Mary Lou Fiala(3)	295,000	—	—		295,000
J. Bruce Flatt*(3)	—	—	—		—
Janice R. Fukakusa(3)	285,000	—	—		285,000
John K. Haley(3)	310,000	—	—		310,000
Daniel B. Hurwitz(3)	375,000	—	—		375,000
Brian W. Kingston*(3)	200,000	—	—		200,000
Christina M. Lofgren(3)	285,000	—	—		285,000
Caroline M. Atkinson#(4)	—	—	—		—
Jeffrey M. Blidner#	—	—	—		—
Soon Young Chang#	3,750	—	10,000	(5)	13,750
Scott R. Cutler#	—	—	—		—
Omar Carneiro da Cunha#	3,750	—	10,000	(5)	13,750
Stephen DeNardo#	3,750	—	10,000	(5)	13,750
Louis J. Maroun#	3,750	—	10,000	(5)	13,750
Lars Rodert#	3,750	—	10,000	(5)	13,750

*
Denotes director designated by BPY pursuant to an Investment Agreement which was in place prior to the BPY Transaction.

#
Denotes director designated by BPUS pursuant to the Joint Governance Agreement which was effective as of the BPY Transaction.

(1)
Amounts represent the aggregate grant date fair value of restricted stock or Restricted Stock-Like LTIP Units computed in accordance with FASB ASC Topic 718. None of the directors held BPR stock options or unvested stock awards as of December 31, 2018.

(2)
Mr. Clark served as a BPY appointed designee on the GGP Board of Directors prior to the BPY Transaction and was subsequently appointed to the Board pursuant to the Joint Governance Agreement following the BPY Transaction.

(3)
No longer serves as a director of the Company.

(4)
Ms. Atkinson and Mr. Cutler were appointed to the Board in February 2019 and did not receive any compensation from the Company in 2018.

(5)
This amount represents a one-time payment of $10,000 paid to our non-employee directors to compensate for the additional time and effort required in connection with joining the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding beneficial ownership of each class of our capital stock by certain persons as of March 31, 2019. In the case of persons other than Messrs. Kingston and Davis, our directors and Brookfield Asset Management, or where we have received additional information from the beneficial owner, the information presented in this table is based upon the most recent filings with the SEC.

        The table lists the applicable percentage ownership based on 103,138,109 shares of Class A Stock, 323,641,838 shares of Series B Preferred Stock, 126,068,814 shares of Class B-1 Stock, 640,051,301 shares of Class C Stock and 10,000,000 shares of Series A Preferred Stock outstanding as of March 31, 2019.

        The table below sets forth such estimated beneficial ownership for: each stockholder that is known to us to be a beneficial owner of more than 5% of the Company's outstanding shares of each class of our capital stock ("Principal Stockholders"); each director; Messrs. Kingston and Davis; and all directors and Messrs. Kingston and Davis as a group.

	Class A Stock		Series B Preferred Stock		Class B-1 Stock		Class C Stock		Series A Preferred Stock
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class	Number of Shares Beneficially Owned	Percent of Class	Number of Shares Beneficially Owned	Percent of Class	Number of Shares Beneficially Owned	Percent of Class	Number of Shares Beneficially Owned	Percent of Class
Principal Stockholders:
Blackrock, Inc.(1)	8,294,868	8.04%	—	—	—	—	—	—	—	—
BPY	—	—	323,641,838	100%	126,068,814	100%	640,051,301	100%	—	—
Persons and entities associated with Farallon Capital Management LLC(2)	8,054,215	7.81%	—	—	—	—	—	—	—	—
The Vanguard Group(3)	18,563,410	18.00%	—	—	—	—	—	—	—	—
Vanguard Specialized Funds—Vanguard Real Estate Index Fund(4)	7,684,950	7.45%	—	—	—	—	—	—	—	—
Named Executive Officers(5):
Brian W. Kingston	45,000	*	—	—	—	—	—	—	—	—
Bryan K. Davis	—	—	—	—	—	—	—	—	—	—
Directors(5):
Caroline M. Atkinson	—	—	—	—	—	—	—	—	—	—
Jeffrey M. Blidner	—	—	—	—	—	—	—	—	—	—
Soon Young Chang	—	—	—	—	—	—	—	—	—	—
Richard B. Clark	—	—	—	—	—	—	—	—	—	—
Omar Carneiro da Cunha	—	—	—	—	—	—	—	—	—	—
Scott R. Cutler	—	—	—	—	—	—	—	—	—	—
Stephen DeNardo	—	—	—	—	—	—	—	—	—	—
Louis J. Maroun	—	—	—	—	—	—	—	—	—	—
Lars Rodert	—	—	—	—	—	—	—	—	—	—
All directors and executive officers as a group (11 persons)	45,000	*	—	—	—	—	—	—	—	—

*
Represents beneficial ownership of less than 1%.

(1)
Information regarding BlackRock, Inc. ("BlackRock") is based solely on a Schedule 13G filed by BlackRock with the SEC on February 8, 2019. BlackRock's address is 55 East 52nd Street, New York, NY 10055. The Schedule 13G indicates that BlackRock has sole voting power with respect to 7,131,568 shares of Class A Stock and sole dispositive power with respect to all of the shares of Class A Stock.

(2)
Information regarding Farallon Capital Management, LLC ("Farallon") is based solely on a Schedule 13G filed by Farallon with the SEC on September 7, 2018 on behalf of Farallon and the following associated persons and entities: Farallon Capital Partners, L.P., Farallon Capital Institutional Partners, L.P., Farallon Capital Institutional Partners II, L.P., Farallon Capital Institutional Partners III, L.P., Four Crossings Institutional Partners V, L.P. and Farallon Capital (AM) Investors L.P., Farallon Partners, L.L.C., Farallon Institutional (GP) V, L.L.C., Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, David T. Kim, Monica R. Landry, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warren and Mark C. Wehrly (collectively, the "Farallon Reporting Persons"). The address of the Farallon Reporting Persons is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111. The Schedule 13G indicates that, collectively, the Farallon Reporting Persons have shared voting and dispositive power over 8,054,215 shares of Class A Stock.

(3)
Information regarding The Vanguard Group ("Vanguard") is based solely on a Schedule 13G/A filed by Vanguard with the SEC on February 11, 2019. Vanguard's address is 100 Vanguard Blvd., Malvern, PA 19355. The Schedule 13G/A indicates that Vanguard has sole voting power with respect to 208,715 shares of Class A Stock, shared voting power with respect to 168,418 shares of Class A Stock, sole dispositive power with respect to 18,303,822 shares of Class A Stock and shared dispositive power with respect to 259,588 shares of Class A Stock.

(4)
Information regarding Vanguard Specialized Funds—Vanguard Real Estate Index Fund ("Vanguard REIT") is based solely on a Schedule 13G filed by Vanguard REIT with the SEC on January 31, 2019. Vanguard REIT's address is 100 Vanguard Blvd., Malvern, PA 19355. The Schedule 13G indicates that Vanguard REIT has sole voting power with respect to all of the shares of Class A Stock.

(5)
Unless otherwise noted, the address of (i) Mr. Blidner is c/o Brookfield Asset Management, 181 Bay Street, Suite 300, Toronto, Ontario M5J 2T3; (ii) Ms. Atkinson, Dr. Chang and Messrs. Carneiro da Cunha, Cutler, DeNardo, Maroun and Rodert, is c/o Brookfield Property Partners Limited, 73 Front Street, 5th Floor, Hamilton, HM 12 Bermuda; and (iii) Messrs. Clark, Kingston and Davis is c/o Brookfield Property Group, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Conflicts Policy

        Our Governance and Nominating Committee has approved a Conflicts Policy designed to assist with the proper identification, review and disclosure of related party transactions. The Conflicts Policy addresses the approval and other requirements for transactions in which there is greater potential for a conflict of interest to arise. These transactions include:

  •
  acquisitions by us from, and dispositions by us to, Brookfield Asset Management and its affiliates;

  •
  the dissolution of the Company or the Operating Partnership;

  •
  any material amendment to our Master Services Agreement;

  •
  any material service agreement or other material arrangement pursuant to which Brookfield Asset Management or its affiliates will be paid a fee, or other consideration other than any agreement or arrangement contemplated by our Master Services Agreement;

  •
  termination of, or any determinations regarding indemnification under, our Master Services Agreement; and

  •
  any other material transaction involving us and Brookfield Asset Management and its affiliates.

        Our Conflicts Policy requires the transactions described above to be approved by our Governance and Nominating Committee. Pursuant to our Conflicts Policy, the Governance and Nominating Committee may grant approvals for any of the transactions described above in the form of general guidelines, policies or procedures in which case no further special approval will be required in connection with a particular transaction or matter permitted thereby. The Conflicts Policy can be amended at the discretion of the Governance and Nominating Committee.

Related Party Transactions

        Upon closing of the BPY Transaction, BPR and certain of its subsidiaries entered into a Master Services Agreement pursuant to which affiliates of Brookfield Asset Management provide management and administration services. Pursuant to the Master Services Agreement, the Company and the Operating Partnership, among others, (the "Service Recipients") will pay a base management fee to the Service Providers equal to 1.25% annually of the total capitalization of the Service Recipients. The base management fee will be calculated and paid quarterly. In a management fee letter agreement, Brookfield Asset Management agreed to waive the base management fee for a period of 12 months from and after date of the BPY Transaction. No amounts were payable under the Master Services Agreement in the year ended December 31, 2018.

        An affiliate of Brookfield Asset Management is also entitled to receive incentive distributions based on an amount by which quarterly distributions on the Class A Stock and series K preferred units of the Operating Partnership exceed specified target levels. No incentive distributions were paid in the year ended December 31, 2018.

        Brookfield Asset Management and its affiliates may provide services to our subsidiaries which are outside the scope of our Master Services Agreement under arrangements that are on market terms and conditions, or otherwise permitted or approved by independent directors, pursuant to our Conflicts Policy, and pursuant to which Brookfield Asset Management will receive fees. The services that may be provided under these arrangements include financial advisory, property management, facilities management, development, relocation services, construction activities, marketing or other services. We may also provide similar services to Brookfield Asset Management and its affiliates that are on market terms and conditions, or otherwise permitted or approved by independent directors, pursuant to our

Conflicts Policy, and pursuant to which we will receive fees. We did not pay or receive any such fees in the year ended December 31, 2018.

        In connection with the BPY Transaction, Brookfield Asset Management entered into a rights agreement with Wilmington Trust Company whereby it agreed to satisfy, or cause to be satisfied, the obligations with respect to the secondary exchange rights contained in the Charter and deposit certain cash or securities in a collateral account in accordance with the agreement. In this agreement, Brookfield Asset Management was granted a consent right whereby prior to the issuance by BPR of any shares of Class A Stock, BPR will be required, for as long as Brookfield Asset Management is a party to the rights agreement, to obtain the consent of Brookfield Asset Management. The rights agreement will terminate on the earlier of the twentieth anniversary of the BPY Transaction or if there is no Class A Stock outstanding, other than Class A Stock owned by Brookfield Asset Management and its affiliates.

        BPR, BPY and the BPY General Partner, among others, are party to the Joint Governance Agreement which provides a subsidiary of BPY with the right to designate candidates to be nominated for election to the Board. See "Corporate Governance—Director Nomination Process" for further detail on this agreement.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has reviewed and discussed with management the audited financial statements appearing in the Annual Report for the fiscal year ended December 31, 2018.

        The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed under applicable Public Company Accounting Oversight Board (United States) ("PCAOB") standards.

        The Audit Committee has also received the written disclosures and the letter from the independent registered public accountants required by the PCAOB regarding the independent accountant's communication with the Audit Committee concerning independence and has discussed with the independent registered public accountants the issue of their independence.

        Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2018 for filing with the SEC.

  Stephen DeNardo (Chair)
  Louis J. Maroun
  Lars Rodert

 ADDITIONAL INFORMATION

Section 16(A) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of a registered class of our equity securities to file reports with the SEC regarding their ownership and changes in ownership of such registered equity securities. Based solely on our review of the reports furnished to us, we believe that all such filings required to be made during and with respect to the fiscal year ended December 31, 2018 by Section 16(a) of the Exchange Act were timely made.

Householding of Proxy Materials

        We have adopted a procedure called "householding", which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if requested, this Proxy Statement and our Annual Report to multiple stockholders who share the same address, unless we have received contrary instructions from a stockholder. This procedure reduces our printing and mailing costs and other fees. Stockholders who participate in householding will continue to be able to request and receive separate proxy cards. Additionally, upon written or oral request, we will deliver promptly a separate copy of the Notice, this Proxy Statement or the Annual Report to any stockholder at a shared address to which we have delivered a single copy of these documents. To receive a separate copy of the Notice, this Proxy Statement or the Annual Report, or to notify us that you wish to receive separate copies of our proxy materials for future annual meetings of our stockholders, write to the attention of Investor Relations at the address of our principal executive offices or contact us at bpy.enquiries@brookfield.com. Stockholders who share an address and are receiving multiple copies of our proxy materials may also request to receive a single copy of the Notice, this Proxy Statement and the Annual Report or our proxy materials for future annual meetings of our stockholders by writing or calling us as indicated above.

Stockholder Proposals and Nomination of Directors at the 2020 Annual Meeting of Stockholders

        If a stockholder intends to present any proposal for inclusion in the Company's proxy statement in accordance with Rule 14a-8 under the Exchange Act ("Rule 14a-8"), it must be received at our principal executive offices no later than January 1, 2020. This notice must be in writing, must include any additional information and materials required by our bylaws, and must comply with the other provisions of Rule 14a-8.

        Under our Bylaws, nominations for director and any other business proposal may be made by a stockholder entitled to vote at the 2020 Annual Meeting of Stockholders who delivers written notice, along with the additional information and materials required by our Bylaws, to our Secretary not later than 90 days nor earlier than 120 days prior to the first anniversary of this year's annual meeting. As specified in the Bylaws, different notice deadlines apply in the case of a special meeting, when the date of an annual meeting is more than 30 days before or more than 70 days after the first anniversary of the prior year's meeting, or when the first public announcement of the date of an annual meeting is less than 100 days prior to the date of such annual meeting. Accordingly, for our 2020 Annual Meeting of Stockholders, we must receive this notice on or after February 20, 2020, and on or before March 21, 2020. You may obtain a copy of our Bylaws by writing to our Secretary at our principal executive offices. A matter submitted to us in accordance with our Bylaws may be presented at next year's annual meeting, but we are not required to include any such matter in our proxy statement unless the submission also complies with Rule 14a-8. However, the persons named in the proxy for next year's annual meeting will not have discretionary authority to vote with respect to the matter submitted unless we state in the proxy statement the nature of the matter and how the persons named in the proxy intend to vote with respect to the matter. Any matter which is not timely submitted to us in accordance with the requirements of our Bylaws may not be acted upon at the meeting.

APPENDIX A

FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BROOKFIELD PROPERTY REIT INC.

        The present name of the Corporation is Brookfield Property REIT Inc. The Corporation was incorporated under the name "New GGP, Inc." by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on July 1, 2010, which Certificate of Incorporation was amended and restated, and the name of the Corporation was changed to General Growth Properties, Inc., in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware ("DGCL"), by the filing of an Amended and Restated Certificate with the Secretary of State of the State of Delaware on November 9, 2010. The Amended and Restated Certificate of Incorporation of the Corporation was further amended by a Certificate of Amendment filed January 17, 2017 to change the name of the Corporation to GGP Inc., effective January 27, 2017. The Amended and Restated Certificate of Incorporation of the Corporation was amended and restated by the Second Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on May 17, 2017. The Second Amended and Restated Certificate of Incorporation of the Corporation was amended and restated by the Third Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on August 27, 2018 to, among other things, change the name of the Corporation to Brookfield Property REIT Inc. The Third Amended and Restated Certificate of Incorporation of the Corporation was amended by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on August 28, 2018.

        In accordance with Sections 242 and 245 of the DGCL, the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

ARTICLE I

        The name of the corporation (which is referred to herein as the "Corporation") shall be Brookfield Property REIT Inc.

ARTICLE II

        The address of the Corporation's registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

ARTICLE III

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

        A.    Definitions.    The following definitions shall for all purposes, unless otherwise clearly indicated to the contrary, apply to the terms used in this Fourth Amended and Restated Certificate of

Incorporation, as it may be amended from time to time in accordance herewith (the "Certificate of Incorporation").

        "Average Market Capitalization" shall mean, for any period of time, the arithmetic mean of the Market Capitalizations for such period.

        "BAM" shall mean Brookfield Asset Management Inc., a corporation organized pursuant to articles of amalgamation under the Business Corporations Act (Ontario) dated January 1, 2005, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

        "Beneficial Ownership" shall mean ownership of shares of Capital Stock by a Person, whether the interest in such shares is held directly or indirectly (including by a nominee), and shall include shares of Capital Stock that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns," "Beneficially Own," and "Beneficially Owned" shall have correlative meanings.

        "Beneficiary" shall mean, with respect to any Trust, one or more organizations described in each of Section 501(c)(3), Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of subsection G(1) of Article XIV.

        "Board of Directors" shall mean the Board of Directors of the Corporation.

        "BPY" shall mean Brookfield Property Partners L.P., a Bermuda exempted limited partnership, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

        "BPY Distributed Right" shall have the meaning as provided in clause (2) of the definition of "Conversion Factor" below.

        "BPY GP" shall mean Brookfield Property Partners Limited, an exempted company existing under the laws of Bermuda.

        "BPY Liquidation Event" shall have the meaning as provided in subsection C(4)(a) of Article IV.

        "BPY Reference Property" shall have the meaning as provided in subsection C(3)(h) of Article IV.

        "BPY Specified Event" shall have the meaning as provided in subsection C(3)(h) of Article IV.

        "BPY Unit" shall mean a limited partnership interest in BPY representing a fractional part of all the limited partner interests in BPY, which is designated as a "Unit", and shall include any limited partnership interest or other equity interest of BPY or any successor to BPY into which such BPY Unit is converted or for which such Unit is exchanged.

        "BPY Unit of Reference Property" shall have the meaning as provided in subsection C(3)(h) of Article IV.

        "BPY Unit Value" shall mean, with respect to a BPY Unit on a particular date, the market price of a BPY Unit on such date or, if such date is not a Trading Day, the most recent Trading Day. The market price for each such Trading Day shall be: (i) (A) if the BPY Units are listed on a U.S. National Securities Exchange, the closing price per BPY Unit (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if the BPY Units are listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per BPY Unit (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if the BPY Units are not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; (iii) if the BPY Units are not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose or (iv) if none of the conditions set forth in clauses (i), (ii) or (iii) is met, then the amount that a holder of one BPY Unit would receive if each of the assets of BPY were sold for its fair market value on such date, BPY were to pay all of its outstanding liabilities and the remaining proceeds were to be distributed to its partners in accordance with the terms of its partnership agreement.

        "BPY Units Amount" shall mean, with respect to Tendered Class A Shares, a number of BPY Units equal to the product of (a) the number of Tendered Class A Shares multiplied by (b) the Conversion Factor in effect on the Valuation Date with respect to such Tendered Class A Shares.

        "BPR OP" shall mean BPR OP, LP, a Delaware limited partnership, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

        "Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

        "Bylaws" shall mean the Bylaws of the Corporation, as amended from time to time in accordance with the terms of this Certificate of Incorporation and the Bylaws.

        "Capital Stock" shall mean the Class A Stock, Class B Stock, Class C Stock and the Preferred Stock.

        "Cash Amount" shall mean with respect to Tendered Class A Shares, an amount in cash equal to the product of (a) the BPY Units Amount as of the Exchange Date multiplied by (b) the BPY Unit Value as of the Valuation Date with respect to such Tendered Class A Shares.

        "Certificate of Incorporation" shall have the meaning as provided in Section A of Article IV.

        "Class A Distributed Right" shall have the meaning as provided in the definition of "Conversion Factor" below.

        "Class A Dividend" shall have the meaning as provided in subsection C(1)(a) of Article IV.

        "Class A Share" shall mean a share of Class A Stock.

        "Class A Shareholder" shall have the meaning as provided in subsection C(3)(a) of Article IV.

        "Class A Stock" shall have the meaning as provided in Section B of Article IV.

        "Class A Stock Value" shall mean, with respect to a Class A Share on a particular date, the market price of a Class A Share on such date, or, if such date is not a Trading Day, the most recent Trading Day. The market price for each such Trading Day shall be: (i) (A) if the Class A Shares are listed on a U.S. National Securities Exchange, the closing price per Class A Share (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if the Class A Shares are listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per Class A Share (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if the Class A Shares are not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; (iii) if the Class A Shares are not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose or (iv) if none of the conditions set forth in clauses (i), (ii), or (iii) is met then the amount that a holder of one Class A Share would receive if each of the assets of the Corporation were sold for its fair market value on such date, the Corporation were to pay all of its outstanding liabilities and the remaining proceeds were to be distributed to its stockholders in accordance with the terms of this Certificate of Incorporation.

        "Class B Liquidation Amount" shall have the meaning as provided in subsection C(1)(b) of Article IV.

        "Class B Stock" shall have the meaning as provided in Section B of Article IV.

        "Class B-1 Stock" shall have the meaning as provided in Section B of Article IV.

        "Class B-2 Stock" shall have the meaning as provided in Section B of Article IV.

        "Class C Stock" shall have the meaning as provided in Section B of Article IV.

        "Close of Business" shall mean 5:00 p.m., New York City time.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

        "Commission" shall mean the United States Securities and Exchange Commission.

        "Constructive Ownership" shall mean ownership of shares of Capital Stock by a Person whether the interest in such shares is held directly or indirectly (including through a nominee), and shall include shares of Capital Stock that would be treated as owned through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns," "Constructively Own," and "Constructively Owned" shall have correlative meanings.

        "Constructive Ownership Limit" shall mean 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Capital Stock, as may be adjusted pursuant to subsection H of Article XIV.

        "Conversion Factor" shall mean 1.0; provided that in the event that:

          (1)   BPY (a) declares or pays a dividend or a distribution on its outstanding BPY Units wholly or partly in BPY Units or makes a distribution to all or substantially all holders of its outstanding BPY Units wholly or partly in BPY Units; (b) splits or subdivides its outstanding BPY Units or (c) effects a reverse unit split or otherwise combines or reclassifies its outstanding BPY Units into a smaller number of BPY Units, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction, (x) the numerator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date for such dividend, distribution or Effective Date for such split, subdivision, reverse split, combination, or reclassification as applicable (assuming for such purpose that such dividend, distribution, split, subdivision, reverse split, combination or reclassification has occurred as of such time), and (y) the denominator of which shall be the actual number of BPY Units (determined without the above assumption) issued and outstanding as of the Close of Business on the Record Date or Effective Date, as applicable, for such distribution, split, subdivision, reverse split, combination or reclassification.

  Any adjustment under this clause (1) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the Effective Date for such split, subdivision, reverse split, combination or reclassification, as applicable. If such dividend or distribution of the type described in this clause (1) is declared but not so paid or made and will not be so paid or made, the Conversion Factor shall be immediately readjusted, effective as of the date the BPY GP determines not to pay such dividend or distribution, to the Conversion Factor that would be in effect if such dividend or distribution had not been declared.

          (2)   BPY distributes any rights, options or warrants to all or substantially all holders of its BPY Units to convert into, exchange for or subscribe for or to purchase or to otherwise acquire BPY Units (or other securities or rights convertible into, exchangeable for or exercisable for BPY Units), whether or not any such right, option or warrant is immediately exercisable at a price per unit that is less than the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (each a "BPY Distributed Right"), then, as of the Record Date of such BPY Distributed Rights or, if later, the time such BPY Distributed Rights become exercisable, the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date (or, if later, the date such BPY Distributed Rights become exercisable) plus the maximum number of BPY Units deliverable or purchasable under such BPY Distributed Rights and (b) the denominator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date plus a fraction (x) the numerator of which is the minimum aggregate purchase price under such BPY Distributed Rights of the maximum number of BPY Units purchasable under such BPY Distributed Rights and (y) the denominator of which is the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (or, if later, the date such BPY Distributed Rights become exercisable); provided, however, that, if any such BPY Distributed Rights expire or become no longer exercisable, then the Conversion Factor shall be adjusted, effective retroactive to the Record Date of the BPY Distributed Rights, to reflect a reduced maximum number of BPY Units or any change in the minimum aggregate purchase price for the purposes of the above fraction.

  Any adjustment under this clause (2) will be made successively whenever such rights, options or warrants are issued and shall become effective immediately after the Open of Business on the Record Date for such issuance. To the extent that the BPY Units are not delivered and will not be delivered after the exercise of such rights, options or warrants, the Conversion Factor shall be decreased to the Conversion Factor that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of BPY Units actually delivered. If such rights, options or warrants are not so issued, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such Record Date for such issuance had not occurred.

  In determining whether any rights, options or warrants entitle holders of BPY Units to subscribe for or to purchase or to otherwise acquire BPY Units (or other securities or rights convertible into, exchangeable for or exercisable for BPY Units) at a price per unit that is less than the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the minimum aggregate purchase price under such BPY Distributed Rights, there shall be taken into account any consideration received by BPY for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the BPY GP.

          (3)   (A) BPY shall, by dividend or otherwise, distribute to all or substantially all holders of BPY Units evidences of its indebtedness or assets (including securities, but excluding all dividends and distributions paid exclusively in cash, dividends and distributions referred to in subsection (1)

  or (2) above or any Spin-off referred to in clause 3(B) below) or rights, options or warrants to convert into, exchange for or subscribe for or to purchase or to otherwise acquire such securities, then the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the average of the BPY Unit Value of a BPY Unit over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the Record Date and (b) the denominator of which shall be the average of the BPY Unit Value of a BPY Unit over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the Record Date less the fair market value on the Record Date (as determined by the BPY GP) of the portion of the evidences of indebtedness or assets, rights, options or warrants so distributed applicable to one BPY Unit.

  Any adjustment made under this clause (3)(A) will become effective immediately after the Open of Business on the Record Date for such distribution. If such distribution is not paid or made, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to pay or make such distribution, to be the Conversion Factor that would then be in effect if such distribution had not been declared.

  Notwithstanding the foregoing, if the fair market value (as determined by the BPY GP) of the portion of the evidences of indebtedness or assets, rights, options or warrants distributable to one BPY Unit is equal to or greater than the average BPY Unit Value referenced above in this clause (3)(A), in lieu of the foregoing adjustment, each Class A Shareholder shall receive from the Corporation, in respect of each share of Class A Stock, a distribution of cash payable out of the funds legally available therefor (at the same time as holders of the BPY Units), that in the determination of the Corporation, is comparable as a whole in all material respects with the amount of BPY indebtedness or assets or rights, options or warrants to convert into, exchange for or subscribe for or to purchase or to otherwise acquire such securities that such holder would have received if such holder owned a number of BPY Units equal to the Conversion Factor in effect on the Record Date.

          (B)  With respect to an adjustment pursuant to this clause (3) where there has been a Spin-off relating to BPY, the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the average of the Last Reported Sale Prices of the capital stock or similar equity interest distributed to BPY Unit holders over the Valuation Period plus the average of the BPY Unit Value of a BPY Unit over the Valuation Period and (b) the denominator of which shall be the average of the BPY Unit Value of a BPY Unit over the Valuation Period; provided that, if the Corporation elects to pay cash in lieu of making an adjustment to the Conversion Factor provided by this clause 3(B), the Corporation shall be required to pay and the Class A Shareholders shall be entitled to receive, cash to the Class A Shareholders on the third (3rd) Business Day immediately following the last Trading Day of the Valuation Period in an amount calculated by multiplying the BPY Unit Value on the Record Date by the amount of the incremental increase in the Conversion Factor.

  Any adjustment pursuant to this clause (3)(B) will be made immediately after the Close of Business on the last Trading Day of the Valuation Period, but will be given effect as of the Open of Business on the Record Date for such Spin-off. Notwithstanding the foregoing, in respect of any exchange during the Valuation Period, references above to "ten (10) consecutive Trading Days" shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Record Date of such Spin-off and the Trading Day immediately preceding the Exchange Date in determining the Conversion Factor. If any such Spin-off does not occur, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to proceed with the Spin-off, to be the Conversion Factor that would then be in effect if such Spin-off had not been pursued.

          (4)   BPY pays any cash dividend or distribution to all or substantially all holders of BPY Units in excess of any cash dividend or distribution the Corporation pays to all or substantially all Class A Shareholders during any calendar quarter, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which is the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date and (b) the denominator of which is the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date less the Excess Cash for such quarter; provided, however, if and when the Class A Shareholders receive the full amount of the Class A Dividend for the current quarter and all prior periods, then the Conversion Factor shall be decreased to the Conversion Factor that would have been in effect had no Excess Cash been paid.

  Any adjustment under this clause (4) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution. If no such excess is or will be actually paid to holders of BPY Units, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to make or pay such dividend or distribution, to be the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

  Notwithstanding the foregoing, if the Excess Cash is equal to or greater than the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date, in lieu of the foregoing adjustment, each Class A Shareholder shall receive from the Corporation out of funds legally available therefor, in respect of each share of Class A Stock, at the same time and upon the same terms as holders of the BPY Units, the Excess Cash that such holder would have received if such holder owned a number of BPY Units equal to the Conversion Factor on the Record Date.

          (5)   BPY or one of its subsidiaries shall make a payment in respect of a tender or exchange offer for the BPY Units, to the extent that the cash and value of any other consideration included in the payment per BPY Unit exceeds the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the "Expiration Date"), then the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Trading Day next succeeding the Expiration Date by a fraction (a) the numerator of which shall be the aggregate value of all cash and any other consideration (as determined by the Corporation) paid or payable for BPY Units purchased or exchanged in such tender or exchange offer plus the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date multiplied by the number of BPY Units issued and outstanding immediately after the Expiration Date (after giving effect to the purchase of all BPY Units accepted for purchase or exchange in such tender or exchange offer, without duplication), and (b) the denominator of which is the number of BPY Units issued and outstanding immediately prior to the Expiration Date (before giving effect to the purchase of the BPY Units accepted for purchase or exchange in such tender or exchange offer) multiplied by the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date.

  Any adjustment under this clause (5) will be made at the Close of Business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date and shall be given effect as of the Open of Business on the day next succeeding the Expiration Date.

  Notwithstanding the foregoing, in respect of any exchange during the Valuation Period, references above to "ten (10) consecutive Trading Days" shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Expiration Date and the Trading Day immediately preceding the Exchange Date in determining the Conversion Factor.

          (6)   the Corporation (a) declares or pays a dividend on its outstanding Class A Stock wholly or partly in Class A Shares or makes a distribution to all or substantially all holders of its outstanding Class A Shares wholly or partly in Class A Shares; (b) splits or subdivides its outstanding Class A Shares or (c) effects a reverse stock split or otherwise combines or reclassifies its outstanding Class A Shares into a smaller number of Class A Shares, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect prior to the Open of Business on the Record Date by a fraction, (x) the numerator of which shall be the actual number of Class A Shares issued and outstanding immediately prior to the Open of Business on the Record Date for such dividend or distribution or Effective Date for such split, subdivision, reverse split combination or reclassification, as applicable, without taking into account such dividend, distribution, split subdivision, reverse split combination or reclassification, and (y) the denominator of which shall be the number of Class A Shares issued and outstanding immediately after the Open of Business on the Record Date or Effective Date, as applicable, for such dividend, distribution, split, subdivision, reverse split combination or reclassification (assuming for such purpose that such dividend, distribution, split, subdivision, reverse split combination or reclassification has occurred as of such time).

  Any adjustment under this clause (6) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the Effective Date for such share split, subdivision, combination or reclassification, as applicable. If such dividend or distribution of the type described in this clause (6) is declared but not so paid or made and will not be so paid or made, the Conversion Factor shall be immediately readjusted, effective as of the date the Board of Directors of the Corporation determines not to pay such dividend or distribution, to the Conversion Factor that would be in effect if such dividend or distribution had not been declared;

          (7)   the Corporation distributes any rights, options or warrants to all or substantially all holders of its Class A Stock to subscribe for or to purchase or to otherwise acquire Class A Shares (or other securities or rights convertible into, exchangeable for or exercisable for Class A Shares) at a price per share that is less than the average of the Class A Stock Value of a Class A Share for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (each a "Class A Distributed Right"), then, as of the Record Date of such Class A Distributed Rights or, if later, the time such Class A Distributed Rights become exercisable, the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the number of Class A Shares issued and outstanding as of the Close of Business on the Record Date plus a fraction (x) the numerator of which is the minimum aggregate purchase price under such Class A Distributed Rights of the maximum number of Class A Shares deliverable or purchasable under such Class A Distributed Rights and (y) the denominator of which is the average of the Class A Stock Value of a Class A Share for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (or, if later, the date such Class A Distributed Rights become exercisable) and (b) the denominator of which shall be the number of Class A Shares issued and outstanding as of the Close of Business on the Record Date (or, if later, the date such Class A Distributed Rights become exercisable) plus the maximum number of shares Class A Stock purchasable under such Class A Distributed Rights; provided, however, that, if any such Class A Distributed Rights expire or become no longer exercisable, then the Conversion Factor shall be adjusted, effective retroactive to the Record Date of the Class A Distributed Rights, to reflect a reduced maximum number of Class A Shares or any change in the minimum aggregate purchase price for the purposes of the above fraction.

  Any adjustment under this clause (7) will be successively made whenever such rights, options or warrants are issued and shall become effective immediately after the Open of Business on the Record Date for such issuance. To the extent that the Class A Stock is not and will not be delivered after the exercise of such rights, options or warrants, the Conversion Factor shall be increased to the Conversion Factor that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Class A Stock actually delivered. If such rights, options or warrants are not and will not be so issued, the Conversion Factor shall be increased, effective as of the date the Board of Directors of the Corporation determines not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such Record Date for such issuance had not occurred.

  In determining whether any rights, options or warrants entitle Class A Shareholders to subscribe for or to purchase or to otherwise acquire Class A Stock (or other securities or rights convertible into, exchangeable for or exercisable for Class A Stock) at a price per share that is less than the average of the Class A Stock Value of a share of Class A Stock for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the minimum aggregate purchase price of such shares of Class A Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors; and

  Any adjustment to the Conversion Factor shall be calculated up to four (4) decimal places. Within ten (10) Business Days of the effectiveness of any adjustment or readjustment of the Conversion Factor, the Corporation shall make a public announcement of such adjustment or readjustment.

  Notwithstanding the foregoing, the Conversion Factor shall not be adjusted in connection with (a) an event described in clauses (1) through (5) above if, in connection with such event, the Corporation makes a distribution of cash, Class A Stock, BPY Units and/or rights, options or warrants to acquire Class A Stock and/or BPY Units with respect to all applicable Class A Stock or effects a reverse split of, or otherwise combines or makes an offer for, the Class A Stock, as applicable, that, in the determination of the Corporation, is comparable as a whole in all material respects with such event or (b) an event described in clauses (6) through (7) above if, in connection with such event, BPY makes a distribution of cash, Class A Stock, BPY Units and/or rights, options or warrants to acquire Class A Stock and/or BPY Units with respect to all applicable BPY Units or effects a reverse split of, or otherwise combines or makes an offer for, the BPY Units, as applicable, that, in the determination of the Corporation, is comparable as a whole in all material respects with such event.

        "Corporation" shall have the meaning as provided in Article I of this Certificate of Incorporation.

        "Corporation Reference Property" shall have the meaning as provided in subsection C(3)(i) of Article IV.

        "Corporation Specified Event" shall have the meaning as provided in subsection C(3)(i) of Article IV.

        "Corporation Unit of Reference Property" shall have the meaning as provided in subsection C(3)(i) of Article IV.

        "Covered Person" shall have the meaning as provided in Article VII of this Certificate of Incorporation.

        "Designated Proxy Firm" shall have the meaning as provided in subsection G(4) of Article XIV.

        "DGCL" shall have the meaning as provided in the recitals of this Certificate of Incorporation.

        "Dividend Coverage Ratio" shall mean, at any time, a ratio of (a) the Corporation's funds from operations, as calculated in accordance with the definition of funds from operations used by the National Association of Real Estate Investment Trusts, for the immediately preceding fiscal quarter, to (b) the product of (i) the amount of the most recent regular quarterly distribution declared by BPY on each BPY Unit, times (ii) the number of shares of Class A Stock outstanding at such time.

        "Effective Date" shall mean the first date on which the BPY Units or Class A Stock, as applicable, trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant unit or share split, subdivision, reserve split, combination or reclassification, as applicable.

        "Excess Cash" shall mean the amount in cash that is equal to the amount of the cash dividend or distribution on a BPY Unit in excess of the cash dividend or distribution on a Class A Share during a quarter.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Exchange Date" shall mean the date upon which a Tendering Class A Shareholder's Exchange Right has been satisfied by the delivery of either the Cash Amount or BPY Units Amount to such Tendering Class A Shareholder with respect to its Tendered Class A Shares.

        "Exchange Right" shall have the meaning as provided in subsection C(3)(a) of Article IV.

        "Expiration Date" shall have the meaning as provided in clause (5) of the definition of "Conversion Factor" above.

        "Last Reported Sale Price" shall mean, with respect to a security on a particular date, the market price of such security on such date, or, if such date is not a Trading Day, the most recent Trading Day. The market price for each such Trading Day shall be: (i) (A) if such security is listed on a U.S. National Securities Exchange, the closing price per security (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if such security is listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per security (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if such security is not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; or (iii) if such security is not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose.

        "Liquidation Event" shall have the meaning as provided in subsection C(4)(a) of Article IV.

        "Market Capitalization" shall mean, for any particular Trading Day, the Class A Stock Value multiplied by the number of shares of Class A Stock outstanding on such Trading Day.

        "Market Capitalization Liquidation Event" shall have the meaning as provided in subsection C(4)(a) of Article IV.

        "Market Price" on any date shall mean the fair market value of the relevant Capital Stock, as determined in good faith by the Board of Directors.

        "National Securities Exchange" shall mean an exchange registered with the Commission under Section 6(a) of the Exchange Act, any other domestic exchange, whether or not so registered, or the Toronto Stock Exchange.

        "Non-Transfer Event" shall mean an event, other than a purported Transfer, that would cause any Person to Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit. Non-Transfer Events include, but are not limited to, (i) the granting of any option or entering into any agreement for the sale, transfer, or other disposition of shares of Capital Stock, (ii) the sale, transfer, assignment, or other disposition of any securities or rights convertible into or exchangeable for shares of Capital Stock, (iii) a Person purchasing or otherwise acquiring an interest in a Person which Beneficially Owns shares of Capital Stock, or (iv) a redemption, repurchase, restructuring or similar transaction with respect to a person that Beneficially Owns shares of Capital Stock.

        "Notice of Exchange" shall mean a Notice of Exchange substantially in the form set forth on Exhibit A hereto.

        "Open of Business" shall mean 9:00 a.m., New York City time.

        "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of subsection G(5) of Article XIV.

        "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock corporation, or other entity.

        "Preferred Stock" shall have the meaning as provided in Section B of Article IV.

        "Preferred Stock Designation" shall have the meaning as provided in Section D of Article IV.

        "Proceeding" shall have the meaning as provided in Article VII.

        "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of subsection B of Article XIV hereof, would (i) Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit (but such Person will be considered a Prohibited Owner only with respect to those shares in excess of the applicable limit), (ii) Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit (but such Person will be considered a Prohibited Owner only with respect to those shares in excess of the applicable limit), (iii) cause the shares of Capital Stock to be beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (iv) cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code, or (v) cause the Corporation or any of its Subsidiaries to Constructively Own 9.9% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, and if appropriate in the context, shall also mean any Person who would own record title to shares of Capital Stock that the Prohibited Owner would have so owned.

        "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of BPY Units and/or Class A Stock have the right to receive any cash, securities, assets or other property or in which BPY Units and/or Class A Stock are exchanged for or converted into any combination of securities, cash, assets or other property, the date fixed for determination of holders of BPY Units and/or Class A Stock entitled to receive such cash, securities or other property

(whether such date is fixed by the Board of Directors or the BPY GP, as applicable, or a duly authorized committee thereof, statute, contract or otherwise).

        "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code.

        "REIT Requirements" shall mean the requirements contained in Sections 856 through 860 of the Code which must be satisfied in order for the Corporation to qualify as a REIT.

        "Restriction Termination Date" shall mean the first day after the date on which the Board of Directors determines that it is no longer in the best interests of the Corporation to qualify as a REIT.

        "Rights Agent" shall mean Wilmington Trust, National Association or any successor thereto as rights agent for the Secondary Exchange Amount.

        "Rights Agreement" shall mean that certain Rights Agreement, dated as of April 27, 2018, by and between BAM and the Rights Agent as it may be amended or modified from time to time in accordance with the terms thereof.

        "Secondary Exchange Amount" shall mean the BPY Units Amount or, at the election of BAM, the Cash Amount, in each case, on the terms and subject to the conditions of the Rights Agreement.

        "Secondary Exchange Date" shall mean with respect to any Class A Share, the date that is two (2) Business Days following the applicable Specified Exchange Date with respect to such Class A Share.

        "Secondary Exchange Right" shall have the meaning set forth in subsection C(3)(b) of Article IV.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Series B Certificate of Designations" shall mean that certain Certificate of Designations setting forth the powers, designations, preferences and other special rights of the Series B Preferred Stock, as filed with the Secretary of State of the State of Delaware, which Series B Certificate of Designations has been superseded in its entirety by this Fourth Amended and Restated Certificate of Incorporation of the Corporation.

        "Series B Preferred Stock" shall have the meaning as provided in Section B of Article IV.

        "Shares-in-Trust" shall mean any shares of Capital Stock designated Shares-in-Trust pursuant to subsection B of Article XIV.

        "Specified Exchange Date" shall mean, with respect to each Notice of Exchange for which an Exchange Date has not occurred prior thereto, the tenth (10th) Business Day following the delivery of such Notice of Exchange to the Corporation.

        "Spin-off" shall mean a payment by BPY of a dividend or other distribution on the equity interests of an entity of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of such entity, that are, or, when issued, will be, listed or admitted for trading on a U.S. National Securities Exchange.

        "Stock Ownership Limit" shall mean 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Capital Stock, as may be adjusted pursuant to subsection H of Article XIV.

        "Subsidiary" shall have the meaning set forth in subsection A(4) of Article XIV.

        "Tendered Class A Shares" shall have the meaning as provided in subsection C(3)(a) of Article IV.

        "Tendering Class A Shareholder" shall have the meaning as provided in subsection C(3)(a) of Article IV.

        "Trading Day" shall mean a day on which (a) trading in the BPY Units or Class A Stock, as applicable, generally occurs on a National Securities Exchange or, if the BPY Units or Class A Stock, as applicable, are not then listed on a National Securities Exchange, on the principal other market on which the BPY Units or Class A Stock, as applicable, are then traded and (b) a Last Reported Sale Price for the BPY Units or Class A Stock, as applicable, is available on such securities exchange or market. If the BPY Units or Class A Stock, as applicable, are not so listed or traded, "Trading Day" means a "Business Day."

        "Transfer" (as a noun) shall mean any issuance, sale, transfer, gift, assignment, devise, or other disposition of shares of Capital Stock, whether voluntary or involuntary, whether of record, constructively or beneficially, and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

        "Trust" shall mean any separate trust created pursuant to subsection B of Article XIV and administered in accordance with the terms of subsection G of Article XIV, for the exclusive benefit of any Beneficiary.

        "Trustee" shall mean any Person or entity that is not an affiliate of either the Corporation or any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

        "Valuation Date" shall mean the date of receipt by the Corporation of a Notice of Exchange or, if such date is not a Business Day, the first (1st) Business Day thereafter.

        "Valuation Period" shall mean, with respect to any Spin-off, the ten (10) consecutive Trading Day period commencing on, and including, the Record Date of the Spin-off.

        "Voting Stock" shall have the meaning as provided in subsection C(2)(e) of Article IV.

        "VWAP" shall mean, for any security as of any date, the dollar volume-weighted average price for such security during the relevant period, as displayed under the heading "Bloomberg VWAP" on Bloomberg page "BPY <equity> AQR" (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume-weighted average price is unavailable, the market value of such security on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Corporation).

        B.    Classes and Number of Shares.    The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is Eleven Billion Five Hundred Million (11,500,000,000) shares, consisting of (i) Five Hundred Million (500,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), of which, pursuant to Paragraph D of this Article IV, Eleven Million Five Hundred Thousand (11,500,000) shares are designated as "6.375% Series A Cumulative Redeemable Preferred Stock" and Four Hundred Twenty Five Million (425,000,000) are designated as "Series B Preferred Stock", (ii) Four Billion Five Hundred Seventeen Million Five Hundred Thousand (4,517,500,000) shares of class A stock, par value $0.01 per share (the "Class A Stock"), (iii) Four Billion Five Hundred Seventeen Million Five Hundred Thousand (4,517,500,000) shares of class B-1 stock, par value $0.01 per share (the "Class B-1 Stock"), (iv) Nine Hundred Sixty Five Million (965,000,000) shares of class B-2 stock, par value $0.01 per share (the "Class B-2 Stock") and (v) One Billion (1,000,000,000) shares of class C stock, par value $0.01 per share (the "Class C Stock"). Except as expressly provided to the contrary in this Certificate of Incorporation, each reference in this Certificate of Incorporation (including Exhibit B, but excluding the Series B Certificate of Designations) to "Class B Stock" shall be deemed, mutatis mutandis, to be a reference to Class B-1 Stock and Class B-2 Stock.

        C.    Class A Stock, Class B Stock, Series B Preferred Stock and Class C Stock.    The rights, preferences, privileges, restrictions and other matters relating to the Class A Stock, Class B Stock, Series B Preferred Stock and Class C Stock are as follows:

          (1)    Dividend Rights.    The holders of Class A Stock, Class B Stock, Series B Preferred Stock and Class C Stock shall be entitled to receive dividends from the Corporation as follows:

            (a)   Each Class A Shareholder, with respect to a Class A Share, subject to the prior rights of holders of all classes and series of Preferred Stock (other than the Series B Preferred Stock) at the time outstanding having prior rights as to dividends, shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, the Class A Dividend. The "Class A Dividend" shall mean cumulative dividends per share in a cash amount equal in value to (i) the amount of any dividend or other distribution made on a BPY Unit multiplied by (ii) the Conversion Factor in effect on the date of declaration of such dividend. The dividends upon the Class A Shares shall, if and to the extent declared by the Board of Directors, be paid in arrears (without interest) on the dividend payment date with respect thereto. If the full amount of the Class A Dividend is not declared and paid on such dividend payment date, then the Class A Dividend shall accrue and accumulate, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment thereof and whether or not such distributions are earned, declared or authorized. The record and payment dates for the dividends or other distributions upon the shares of Class A Stock, to the extent not prohibited by applicable law, shall be the same as the record and payment dates for the dividends or other distributions upon the BPY Units. Any dividend payment made on shares of the Class A Stock shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares of Class A Stock which remains payable. If, in connection with the exercise of any Class A Shareholder's Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount), then payment in full of such amount shall be prior and in preference to any dividend or distributions on the Class A Stock, Class B Stock, Series B Preferred Stock and Class C Stock. In addition, if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders do not receive, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be, then payment in full of such cash amount shall be prior and in preference to any dividend or distributions on the Class A Stock, Class B Stock, Series B Preferred Stock and Class C Stock. All Class A Dividends shall be paid prior and in preference to any dividends or distributions on the Class B Stock, Series B Preferred Stock or Class C Stock and shall be fully declared and paid or set aside before any dividends are declared and paid or any other distributions are made on any Class B Stock, Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof) or Class C Stock. The holders of Class A Stock shall not be entitled to any dividends from the Corporation other than the Class A Dividend. Any dividends paid to the holders of Class A Shares shall be paid pro rata, on an equal priority, pari passu basis.

            (b)   Holders of the then outstanding shares of Class B Stock, subject to the prior rights as to dividends of holders of Class A Stock as set forth in subsection C(1)(a) and this subsection C(1)(b) (including the prior rights of holders of Class A Stock as to any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), shall be entitled to receive cumulative cash dividends (whether or not declared), out of any assets of the Corporation legally available therefor, at the rate of 10.0% per year of the liquidation amount per share until June 25, 2019, and at the rate of 6.5% per year of the liquidation amount per share effective June 26, 2019 and thereafter, with such Class B Liquidation Amount per share equal to $21.39 (the "Class B Liquidation Amount") (which was the last closing price of a share of the Corporation's then-outstanding common stock on the New York Stock Exchange on the Trading Day immediately preceding the date that the Series B Certificate of Designations was filed with the Secretary of State of the State of Delaware), which cumulative cash dividends shall begin to accrue on the date that the applicable shares of Class B Stock are issued. Dividends upon the shares of Class B Stock shall only be paid when, as and if declared by the Board of Directors; however, dividends on the Class B Stock shall accumulate whether or not so declared. Dividends on the Class B Stock shall be cumulative and shall be payable (when, as and if declared by the Board of Directors) quarterly in arrears on a date determined by the Board of Directors; provided, however, that the first payment date (when, as and if declared by the Board of Directors) with respect to dividends on the Class B Stock shall not be before January 15, 2019. Notwithstanding anything herein to the contrary, at the discretion of the Board of Directors, (i) dividends on the Class B-1 Stock may be paid by an in-kind distribution of additional shares of Class B-1 Stock, with a liquidation preference equal to the Class B Liquidation Amount, or of any other class of shares of Capital Stock of the Corporation ranking junior to the Class A Stock, and (ii) dividends on the Class B-2 Stock may be paid by an in-kind distribution of additional shares of Class B-2 Stock, with a liquidation preference equal to the Class B Liquidation Amount, or of any other class of shares of Capital Stock of the Corporation ranking junior to the Class A Stock. The Corporation shall pay dividends on the Class B Stock to holders of record as they appear in the stock records at the Close of Business on the applicable Record Date. The record and payment dates for dividends on shares of Class B Stock shall be such dates that the Board of Directors shall designate for the payment of such dividends. Notwithstanding anything to the contrary set forth herein, and except for distributions to the holders of shares of the Class B Stock in shares of any other class or series of stock of the Corporation ranking junior to the Class A Stock, the holders of shares of the Class B Stock, as a separate class, shall not be entitled to receive dividends, redemptions or other distributions (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), and no dividends or distributions on the Class B Stock shall be declared or paid or set apart for payment, and no other transfer or distribution of cash, assets or other property may be declared or made, directly or indirectly, on or with respect to, any shares of Class B Stock for any period, nor shall any shares of Class B Stock be redeemed, purchased or otherwise acquired for any consideration (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), nor shall any funds be paid or made available for a sinking fund for the redemption of such shares of Class B Stock, and no other transfer or distribution of cash, assets or other property may be made, directly or indirectly, on or with respect to any shares of Class B Stock by the Corporation, (i) unless and until (A) the Corporation has paid, with respect to each outstanding Class A Share, the aggregate Class A Dividend in the then current dividend period and for any prior dividend periods beginning on the date of issuance of such Class A Share and (B) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if, in connection with the exercise of any Class A Shareholder's Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount) or (iii) if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders have not received, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be. The Corporation shall not declare dividends, redemptions or other distributions on the Class B Stock, or pay or set apart for payment of dividends, redemptions or other distributions on the Class B Stock, if the terms of any of the agreements of the Corporation, including any agreement relating to the indebtedness of the Corporation, prohibit such a declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach of or default under such an agreement. Likewise, no dividends, redemptions or other distributions on the Class B Stock shall be declared by the Board of Directors or paid or set apart for payment if such declaration or payment is restricted or prohibited by law. Dividends on the Class B Stock shall accrue and accumulate, however, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of dividends and whether or not such dividends are declared by the Board of Directors. When full cumulative dividends are not paid (or the Corporation does not set apart a sum sufficient to pay in full cumulative dividends for all past dividend periods and the current dividend period) upon the Class B Stock and the shares of any other class or series of stock of the Corporation ranking on parity as to dividend rights with the Class B Stock, all dividends declared upon the Class B Stock and any other class or series of stock ranking on parity as to dividend rights with the Class B Stock shall be declared pro rata, so that the ratio of the amount of dividends declared per share of the Class B Stock bearing to that of such other class or series of stock of the Corporation will in all cases be the same as the ratio of the accumulated dividends per share of the Class B Stock bearing to that of such other class or series of stock (which will not include any accrual or accumulation in respect of unpaid dividends for prior dividend periods if such other class or series of stock does not have a cumulative dividend). No interest shall be payable in respect of any dividend payment on the Class B Stock that may be in arrears. Holders of shares of the Class B Stock shall not be entitled to any dividend or other distribution, whether payable in cash, assets, property, or Capital Stock of the Corporation or otherwise, in each case, if such dividend or distribution would be in excess of the full cumulative dividends on the Class B Stock to which they are entitled. Any dividend payment made on shares of the Class B Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares that remains payable.

            (c)   Holders of the then outstanding shares of Series B Preferred Stock, subject to the prior rights as to dividends of holders of Class A Stock and Class B Stock as set forth in subsections C(1)(a), C(1)(b) and this subsection C(1)(c) (including the prior rights of holders of Class A Stock as to any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), shall be entitled to receive cumulative cash dividends (whether or not declared), out of any assets of the Corporation legally available therefor, at the rate of 10.0% per year of the Class B Liquidation Amount until June 25, 2019, and at the rate of 8.65% per year of the Class B Liquidation Amount effective June 26, 2019 and thereafter, which cumulative cash dividends shall begin to accrue on the date that the applicable shares of Series B Preferred Stock are issued. Dividends upon the shares of Series B Preferred Stock shall only be paid when, as and if declared by the Board of Directors; however, dividends on the Series B Preferred Stock shall accumulate whether or not so declared. Dividends on the Series B Preferred Stock shall be cumulative and shall be payable (when, as and if declared by the Board of Directors) quarterly in arrears on a date determined by the Board of Directors; provided, however, that the first payment date (when, as and if declared by the Board of Directors) with respect to dividends on the Series B Preferred Stock shall not be before January 15, 2019. Notwithstanding anything herein to the contrary, at the discretion of the Board of Directors, dividends on the Series B Preferred Stock may be paid by an in-kind distribution of additional shares of Series B Preferred Stock, with a liquidation preference equal to the Class B Liquidation Amount, or of any other class of shares of Capital Stock of the Corporation ranking junior to the Class B Stock. The Corporation shall pay dividends on the Series B

    Preferred Stock to holders of record as they appear in the stock records at the Close of Business on the applicable Record Date. The record and payment dates for dividends on shares of Series B Preferred Stock shall be such dates that the Board of Directors shall designate for the payment of such dividends. Notwithstanding anything to the contrary set forth herein, and except for distributions to the holders of shares of the Series B Preferred Stock in shares of any other class or series of stock of the Corporation ranking junior to the Class B Stock, the holders of shares of the Series B Preferred Stock, as a separate class, shall not be entitled to receive dividends, redemptions or other distributions (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), and no dividends or distributions on the Series B Preferred Stock shall be declared or paid or set apart for payment (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), and no other transfer or distribution of cash, assets or other property may be declared or made, directly or indirectly, on or with respect to, any shares of Series B Preferred Stock for any period, nor shall any shares of Series B Preferred Stock be redeemed, purchased or otherwise acquired for any consideration (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), nor shall any funds be paid or made available for a sinking fund for the redemption of such shares of Series B Preferred Stock, and no other transfer or distribution of cash, assets or other property may be made, directly or indirectly, on or with respect to any shares of Series B Preferred Stock by the Corporation, (i) unless and until (A) the Corporation has paid, with respect to each outstanding Class A Share, the aggregate Class A Dividend in the then current dividend period and for any prior dividend periods beginning on the date of issuance of such Class A Share and (B) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if, in connection with the exercise of any Class A Shareholder's Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount), (iii) if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders have not received, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be, or (iv) the full cumulative dividends on the Class B Stock for all past dividend periods and the then current dividend period shall have been or contemporaneously are (A) declared and paid in cash or (B) declared and a sum sufficient for the payment thereof in cash is set apart for such payment. The Corporation shall not declare dividends, redemptions or other distributions on the Series B Preferred Stock, or pay or set apart for payment of dividends, redemptions or other distributions on the Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), if the terms of any of the agreements of the Corporation, including any agreement relating to the indebtedness of the Corporation, prohibit such a declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach of or default under such an agreement. Likewise, no dividends, redemptions or other distributions on the Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof) shall be declared by the Board of Directors or paid or set apart for payment if such declaration or payment is restricted or prohibited by law. Dividends on the Series B Preferred Stock shall accrue and accumulate, however, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of dividends and whether or not such dividends are declared by the Board of

    Directors. When full cumulative dividends are not paid (or the Corporation does not set apart a sum sufficient to pay in full cumulative dividends for all past dividend periods and the current dividend period) upon the Series B Preferred Stock and the shares of any other class or series of stock of the Corporation ranking on parity as to dividend rights with the Series B Preferred Stock, all dividends declared upon the Series B Preferred Stock and any other class or series of stock ranking on parity as to dividend rights with the Series B Preferred Stock shall be declared pro rata, so that the ratio of the amount of dividends declared per share of the Series B Preferred Stock bearing to that of such other class or series of stock of the Corporation will in all cases be the same as the ratio of the accumulated dividends per share of the Series B Preferred Stock bearing to that of such other class or series of stock (which will not include any accrual or accumulation in respect of unpaid dividends for prior dividend periods if such other class or series of stock does not have a cumulative dividend). No interest shall be payable in respect of any dividend payment on the Series B Preferred Stock that may be in arrears. Holders of shares of the Series B Preferred Stock shall not be entitled to any dividend or other distribution, whether payable in cash, assets, property, or Capital Stock of the Corporation or otherwise, in each case, if such dividend or distribution would be in excess of the full cumulative dividends on the Series B Preferred Stock to which they are entitled. Any dividend payment made on shares of the Series B Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares that remains payable.

            (d)   Holders of Class C Stock, subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends (including the holders of Class A Stock, the holders of Class B Stock and the holders of Series B Preferred Stock), shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. The holders of shares of the Class C Stock, as a separate class, shall not be entitled to receive dividends, redemptions or other distributions (payable in cash, assets, property or Capital Stock of the Corporation or otherwise) (i) unless and until (A) the Corporation has paid, with respect to each outstanding Class A Share, the aggregate Class A Dividend in the then current dividend period and for any prior dividend periods beginning on the date of issuance of such Class A Share and (B) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if, in connection with the exercise of any Class A Shareholder's Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount), (iii) if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders have not received, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be, or (iv) the full cumulative dividends on the Class B Stock and the Series B Preferred Stock for all past dividend periods and the then current dividend period shall have been or contemporaneously are (A) declared and paid in cash or (B) declared and a sum sufficient for the payment thereof in cash is set apart for such payment. The record and payment dates for dividends on shares of Class C Stock shall be such date that the Board of Directors shall designate for the payment of such dividends.

          (2)    Voting Rights.

            (a)    Class A Stock.    Except as expressly provided herein (including without limitation the last sentence of paragraph (c) of this subsection (2)), each holder of shares of Class A Stock will be entitled to one vote for each share thereof held at the record date for the determination of stockholders entitled to vote on any matter. For the avoidance of doubt, a holder of shares of Class A Stock will not be entitled to vote on a liquidation or dissolution or conversion of the Class A Shares in connection with a Market Capitalization Liquidation Event. Notwithstanding the foregoing, the Corporation may not, without (A) the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, (i) amend, alter or repeal the provisions of this Fourth Amended and Restated Certificate of Incorporation of the Corporation so as to adversely affect any right, preference, privilege or voting power of the Class A Stock, or (ii) issue shares of Capital Stock with a preference as to dividends or upon liquidation senior to, or pari passu with, the Class A Stock, other than the 6.375% Series A Cumulative Redeemable Preferred Stock authorized and issued in accordance with the designation, powers, preferences and rights, and qualifications, limitations or restrictions thereof fixed as stated and expressed in Exhibit B attached hereto and incorporated herein by reference; or (B) (1) prior to the second anniversary of the date of the first issuance of Class A Stock, the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Corporation's securities may then be listed) of the Corporation and (2) from and after the second anniversary of the date of the first issuance of Class A Stock, either (x) the affirmative vote of a majority of outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Corporation's securities may then be listed) of the Corporation or (y) the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, (i) materially amend, modify, or alter the Rights Agreement or (ii) repeal, terminate or waive any rights under the Rights Agreement.

            (b)    Class B Stock, Series B Preferred Stock and Class C Stock.    Except as expressly provided herein (including without limitation the last sentence of paragraph (c) of this subsection (2)), each holder of shares of Class B-1 Stock, Series B Preferred Stock and Class C Stock will be entitled to one (1) vote for each share thereof held at the Record Date for the determination of the stockholders entitled to vote on any matter. Except as otherwise required by law or pursuant to subsection C(2)(d), the shares of Class B-2 Stock shall not entitle the holder thereof to vote on any matter submitted for stockholder approval.

            (c)    General.    Except as otherwise expressly provided herein or as required by law, the holders of Class A Stock, Class B-1 Stock, Series B Preferred Stock and Class C Stock will vote together and not as separate classes. Notwithstanding the foregoing, the Corporation may not, (A) without the affirmative vote of holders of at least two-thirds of the outstanding shares of Class B-1 Stock and Series B Preferred Stock, voting separately as a class, amend, alter or repeal the provisions of this Fourth Amended and Restated Certificate of Incorporation of the Corporation so as to materially and adversely affect any right, preference, privilege or voting power of the Class B Stock or Series B Preferred Stock, or (B) without the affirmative vote of holders of at least two-thirds of the outstanding shares of Class C Stock, voting separately as a class, amend, alter or repeal the provisions of this Fourth Amended and Restated Certificate of Incorporation of the Corporation so as to materially and adversely affect any right, preference, privilege or voting power of the Class C Stock. Holders of shares of Class B-1 Stock, Series B Preferred Stock and Class C Stock may not vote, whether voting as a single or separate class, to increase the voting power of the Class B-1 Stock, Series B Preferred Stock and Class C Stock, but may, without the vote of holders of the Class A Stock, vote to reduce the voting power of the Class B-1 Stock, Series B Preferred Stock and Class C Stock.

            (d)    Authorized Shares.    The number of authorized shares of any of Class A Stock, Class B-1 Stock, Class B-2 Stock, Series B Preferred Stock and Class C Stock may not be increased or decreased except by the affirmative vote of the holders of a majority of the outstanding shares of Class A Stock, Class B-1 Stock, Class B-2 Stock, Series B Preferred Stock and Class C Stock, respectively, each voting separately as a class. Notwithstanding the foregoing, with respect to each of Class A Stock, Class B-1 Stock, Class B-2 Stock, Series B Preferred Stock and Class C Stock, in no event shall the authorized number of shares of such Capital Stock be less than the number of the then outstanding shares of such Capital Stock.

            (e)    Election of Directors.    Subject to any rights of the holders of any series of Preferred Stock (other than the Series B Preferred Stock) to elect directors under specified circumstances, the holders of the outstanding shares of Class A Stock, Class B-1 Stock, Series B Preferred Stock and Class C Stock (the "Voting Stock"), voting together as a single class, shall be entitled to elect all directors of the Corporation.

          (3)    Exchange Rights.

            (a)   At any time from and after the date of the issuance of the Class A Stock, each holder of one or more Class A Shares (each, a "Class A Shareholder") shall have the right (the "Exchange Right") to require the Corporation to repurchase, on or prior to the applicable Specified Exchange Date, all or such portion of the Class A Shares held by such Class A Shareholder specified in a Notice of Exchange delivered to the Corporation by or on behalf of such Class A Shareholder (such Class A Shares being hereafter referred to as "Tendered Class A Shares" and such Class A Shareholder, the "Tendering Class A Shareholder") for the Cash Amount in accordance with the terms and conditions of this subsection C(3)(a), subject to the terms and conditions of subsection C(3)(b). Upon completion of the repurchase of any Tendered Class A Shares in accordance with this subsection C(3)(a), the Tendering Class A Shareholder shall have no further right, with respect to any Tendered Class A Shares so repurchased, to receive any dividends on Class A Shares with a Record Date on or after the Exchange Date applicable to such Tendered Class A Shares. Any Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Corporation by or on behalf of the Tendering Class A Shareholder. Upon receipt by the Corporation of a Notice of Exchange, the Corporation shall promptly, and, in any event within one (1) Business Day after receipt thereof, deliver to each of BAM and BPY a written notification of the Corporation's receipt of such Notice of Exchange setting forth the identity of the Tendering Class A Shareholder and the number of Tendered Class A Shares. The Corporation shall pay to the Tendering Class A Shareholder, in accordance with instructions set forth in the Notice of Exchange to the Tendering Class A Shareholder, at or prior to 11:00 a.m., New York City time, on or prior to the applicable Specified Exchange Date, the Cash Amount with respect to each Tendered Class A Share, but only out of funds legally available therefor, subject to the terms and conditions of subsection C(3)(b).

            (b)   Notwithstanding the provisions of subsection C(3)(a) above, if a Notice of Exchange has been delivered to the Corporation by or on behalf of a Tendering Class A Shareholder, then BPY or an affiliate of BPY may, in its sole and absolute discretion, elect to satisfy the Corporation's Exchange Right obligation by exchanging all of the Tendered Class A Shares held by such Tendering Class A Shareholder for the BPY Units Amount and, if BPY or such affiliate of BPY so elects, the Tendering Class A Shareholder shall deliver such Tendered Class A Shares to BPY or such affiliate of BPY on or prior to the applicable Exchange Date, and BPY or such affiliate of BPY shall deliver the BPY Units Amount to such Tendering Class A Shareholder no later than the Close of Business on the applicable Specified Exchange Date. BPY or such affiliate of BPY shall give such Tendering Class A Shareholder, BAM and the Corporation written notice of its election to exercise such right pursuant to this subsection C(3)(b) on or before the Close of Business on the third (3rd) Business Day after the date of the applicable Notice of Exchange. In the event that a Tendering Class A Shareholder has not received, on or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Specified Exchange Date, with respect to any Tendered Class A Share, either (i) the Cash Amount pursuant to subsection C(3)(a) or (ii) the BPY Units Amount pursuant to this subsection C(3)(b), then, on the terms and subject to the conditions set forth in the Rights Agreement, which the Class A Shareholders shall have a right to enforce, such Tendering Class A Shareholder shall be entitled to receive the Secondary Exchange Amount with respect to each such Tendered Class A Share no later than the applicable Secondary Exchange Date (the "Secondary Exchange Right") and the Corporation shall send to BAM and to the Rights Agent on the applicable Specified Exchange Date a notice to the effect that the Tendering Class A Shareholder has not received the Cash Amount or the BPY Units Amount and such notice will set forth the identity of the Tendering Class A Shareholder, the number of Tendered Class A Shares, the amounts of such Cash Amount and BPY Units Amount and will be consistent with the definition of "Company Notice" in the Rights Agreement. Notwithstanding the foregoing, until such time as the Tendering Class A Shareholder has received the BPY Units Amount or the Secondary Exchange Amount with respect to any Tendered Class A Share, such Tendering Class A Shareholder shall continue to be entitled to receive the Cash Amount with respect to such Tendered Class A Share pursuant to subsection C(3)(a). The delivery of any BPY Units delivered or to be delivered to a Tendering Class A Shareholder in respect of the BPY Units Amount or the Secondary Exchange Amount, shall be registered with the Commission and, upon delivery, shall be freely tradable by the Tendering Class A Shareholder, and shall be listed for trading on the same National Securities Exchange on which the BPY Units outstanding as of such date are then listed and bear all legends generally applicable to BPY Units, if any. The Corporation shall give prompt notice to BAM and the Rights Agent of any issuance of additional Class A Shares.

            (c)   All Tendered Class A Shares shall be delivered to the Corporation free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Class A Shares, the Corporation shall be under no obligation to acquire the same. In the event any state or local property transfer tax is payable as a result of the transfer of any Tendered Class A Shares to the Corporation (or its designee) or to BPY or an affiliate of BPY, in each case, pursuant to this subsection C(3), the Corporation will assume and pay such transfer tax. Each Tendering Class A Shareholder shall be required to pay to the Corporation the amount of any tax withholding due upon the exchange of Tendered Class A Shares pursuant to this subsection C(3) and will authorize the Corporation to retain such portion of the Cash Amount as the Corporation reasonably determines is necessary to satisfy its tax withholding obligations. In the event BPY or an affiliate of BPY elects to acquire some or all of the Tendered Class A Shares from a Tendering Class A Shareholder in exchange for the BPY Units Amount, BPY or such affiliate of BPY may elect, in its sole and absolute discretion, to either satisfy the amount of any tax withholding due upon the exchange of Tendered Class A Shares by retaining BPY Units with a fair market value, as reasonably determined by BPY or such affiliate of BPY in good faith, equal to the amount of such obligation, or satisfy such tax withholding obligation using amounts paid by the Corporation, which amounts shall be treated as a loan by the Corporation to the Tendering Class A Shareholder, in each case, unless the Tendering Class A Shareholder, at the Tendering Class A Shareholder's election, has paid or has made arrangements satisfactory to BPY or such affiliate of BPY, in its sole discretion, to pay, the amount of any such tax withholding. Before making any withholding pursuant to this subsection C(3), the Corporation shall give each Tendering Class A Shareholder within three

    (3) Business Days after the Corporation's receipt of a Notice of Exchange from such Tendering Class A Shareholder, notice of the Corporation's good faith estimate of the amount of any anticipated withholding (together with the legal basis therefor) due upon the exchange of the Tendered Class A Shares subject to such Notice of Exchange, provide the Tendering Class A Shareholder with sufficient opportunity to provide any forms or other documentation or take such other steps in order to avoid or reduce such withholding, and reasonably cooperate with the Tendering Class A Shareholder in good faith to attempt to reduce any amounts that would otherwise be withheld pursuant to this subsection C(3); provided that any determination with respect to the withholding shall be made by the Corporation, BPY or an affiliate of BPY, as applicable, in its sole discretion exercised in good faith.

            (d)   [Reserved.]

            (e)   Notwithstanding anything herein to the contrary, with respect to any repurchase or exchange pursuant to this subsection C(3): (i) without the consent of the Corporation, each beneficial holder of Class A Shares may not effect the Exchange Right for less than 1,000 shares of Class A Stock (after giving effect to any stock split, reverse stock split or stock combination) or, if the Class A Shareholder holds less than 1,000 shares of Class A Stock (after giving effect to any stock split, reverse stock split or stock combination), all of the Class A Stock held by such Class A Shareholder; and (ii) each Tendering Class A Shareholder shall continue to own each share of Class A Stock subject to any Notice of Exchange, and be treated as a Class A Shareholder with respect to each such share of Class A Stock for all purposes of this Certificate of Incorporation, until such share of Class A Stock has been repurchased in accordance with this subsection C(3) for the Cash Amount, exchanged in accordance with this subsection C(3) for the BPY Units Amount or repurchased or exchanged in accordance with the Rights Agreement for the Secondary Exchange Amount. A Tendering Class A Shareholder shall have no rights as a unitholder of BPY with respect to any BPY Units to be received by such Tendering Class A Shareholder in exchange for Tendered Class A Shares pursuant to this subsection C(3) until the receipt by such Tendering Class A Shareholder of the BPY Units Amount with respect to such Tendered Class A Shares.

            (f)    All Class A Stock acquired by BPY or an affiliate of BPY pursuant to subsection C(3)(b) of Article IV shall automatically, and without further action required, be converted into fully paid and non-assessable shares of Class B-1 Stock having an aggregate Class B Liquidation Amount equal to the BPY Unit Value of such Tendered Class A Shares as of the date such Tendered Class A Shares are received by BPY or such affiliate of BPY, or, if such date is not a Trading Day, the most recent Trading Day.

            (g)   All certificates for the Class A Stock shall bear a legend referencing this subsection C(3) of Article IV.

            (h)   In the case of (i) any recapitalization, reorganization or reclassification, (ii) any consolidation, merger or other combination, (iii) any statutory share exchange or (iv) any sale, lease or other transfer or disposition to a third party of all or substantially all of the consolidated assets of BPY, taken as a whole, in each case, as a result of which each outstanding BPY Unit would be converted into, or exchanged for, securities, cash, assets or other property (any such event, a "BPY Specified Event" and any such securities, cash, assets or other property, "BPY Reference Property," and the amount of BPY Reference Property that a holder of one BPY Unit immediately prior to such BPY Specified Event would have been entitled to receive upon the occurrence of such BPY Specified Event, a "BPY Unit of Reference Property"), the Class A Stock shall be, effective immediately prior to the effective time of the BPY Specified Event, automatically repurchased, but only out of funds legally available therefor, for the Cash Amount or, at the election of BPY or an affiliate of BPY in its sole discretion (in either case, as specified in the Corporation's notice provided for below), exchanged for the BPY Units Amount, payable or deliverable, as the case may be, at the time of the consummation of the BPY Specified Event. At least twenty (20) Business Days prior to the anticipated effective date of the BPY Specified Event, the Corporation shall notify the Class A Shareholders thereof, and BPY or such affiliate of BPY shall notify the Class A Shareholders as to whether BPY or such affiliate of BPY is electing to deliver the BPY Units Amount at the time of the consummation of the BPY Specified Event. If BPY or such affiliate of BPY does not so notify holders, BPY or such affiliate of BPY shall be deemed to have elected not to deliver the BPY Units Amount and the Corporation shall be required to pay the Cash Amount at the time of the consummation of the BPY Specified Event. The Cash Amount, for purposes of this subsection C(3)(h) only, shall (A) in the event the consideration received in the BPY Specified Event is only cash, be calculated using the cash consideration per BPY Unit in the BPY Specified Event or (B) in all other cases, be calculated using the average of the BPY Unit Value of the BPY Units Amount for the five consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the effective date of the BPY Specified Event. If BPY or an affiliate of BPY elects to deliver the BPY Units Amount, Class A Shareholders shall receive, in lieu of each BPY Unit, a BPY Unit of Reference Property at the time of the consummation of the BPY Specified Event. If any Class A Shareholder shall not have received, with respect to any Class A Share, the Cash Amount or the BPY Units Amount pursuant to this subsection C(3)(h), such Class A Shareholder shall be entitled to receive the Secondary Exchange Amount, in the form of BPY Reference Property or, in the sole discretion of BAM, the Cash Amount, in each case as calculated in accordance with this subsection C(3)(h), on the second (2nd) Business Day following the effective date of the BPY Specified Event.

            (i)    In the case of (i) any recapitalization, reorganization or reclassification, (ii) any consolidation, merger or other combination, (iii) any statutory share exchange or (iv) any sale, lease or other transfer or disposition to a third party of all or substantially all of the consolidated assets of the Corporation, taken as a whole, in each case, as a result of which each outstanding share of Class A Stock would be converted into, or exchanged for, securities, cash, assets or other property (any such event, a "Corporation Specified Event" and any such securities, cash, assets or other property, "Corporation Reference Property," and the amount of Corporation Reference Property that a holder of one share of Class A Stock immediately prior to such Corporation Specified Event would have been entitled to receive upon the occurrence of such Corporation Specified Event, a "Corporation Unit of Reference Property"), at least twenty (20) Business Days prior to the anticipated effective date of the Corporation Specified Event, the Corporation shall notify the Class A Shareholders (1) of the Corporation Unit of Reference Property and (2) that such holders may, in lieu of exchanging their shares into Corporation Reference Property, exercise their Exchange Right prior to the effective date of such Corporation Specified Event.

            (j)    Notwithstanding anything to the contrary set forth herein, no fractional BPY Units shall be issued upon exchange of a share of Class A Stock. In lieu of any fractional BPY Units to which the Tendering Class A Shareholder would otherwise be entitled, at the election of BPY or an affiliate of BPY, BPY or such affiliate of BPY shall pay an amount in cash equal to the BPY Unit Value on the Trading Day immediately preceding the Exchange Date multiplied by such fraction of a BPY Unit. In lieu of any fractional BPY Units to which the Tendering Class A Shareholder would otherwise be entitled pursuant to the Rights Agreement, the Rights Agent shall pay an amount in cash equal to the BPY Unit Value on the Trading Day immediately preceding the Secondary Exchange Date multiplied by such fraction of a BPY Unit in accordance with the terms and conditions of the Rights Agreement.

            (k)   Notwithstanding anything to the contrary set forth herein, in the event of the commencement of (i) any case by or against the Corporation under the Bankruptcy Reform

    Act of 1978, as amended or any similar U.S. federal, state or foreign law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Corporation, any receivership, administration or assignment, arrangement, moratorium or composition with or for the benefit of creditors relating to the Corporation or any similar case or proceeding relative to the Corporation or its creditors, as such, in each case whether or not voluntary, (ii) any liquidation, provisional liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Corporation, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency or (iii) any other proceeding of any type or nature having a substantially similar effect to (i) or (ii) above, each Tendering Class A Shareholder shall be entitled to the Secondary Exchange Right with respect to each Tendered Class A Share by delivering a Notice of Exchange to BPY instead of the Corporation pursuant to subsection C(3)(a) above and BPY may, in its sole and absolute discretion, elect to satisfy the Exchange Right of such Tendering Class A Shareholder, at or prior to 11:00 a.m. New York City time, on the applicable Specified Exchange Date, and no "Company Notice" (as defined in the Rights Agreement) shall be required with respect to the exercise of such Secondary Exchange Right. For the avoidance of doubt, upon the occurrence of any of the events set forth in this subsection C(3)(k), the Corporation will not be obligated or permitted to deliver the Cash Amount.

          (4)    Liquidation Rights.

            (a)   Upon any liquidation, dissolution, or winding up of the Corporation or BPR OP, whether voluntary or involuntary (a "Liquidation Event"), in each case, that is not a Market Capitalization Liquidation Event (as defined below) or substantially concurrent with the liquidation, dissolution, or winding up of BPY, whether voluntary or involuntary (a "BPY Liquidation Event"), subject to the prior rights of holders of all classes and series of Preferred Stock (other than the Series B Preferred Stock) at the time outstanding having prior rights upon liquidation and after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m. New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, but before any dividend or other distribution, transfer or payment (payable in securities, cash, assets, property or Capital Stock of the Corporation or otherwise) shall be made to the holders of the Class B Stock, Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof) or Class C Stock, the holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A Share then held by them, an amount in cash per Class A Share equal to the BPY Unit Value on the date immediately preceding the public announcement, as adjusted by the Conversion Factor, of said Liquidation Event plus all declared and unpaid dividends on such Class A Share. If, upon any such Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Shares of the foregoing amounts set forth in this subsection C(4)(a) with respect to the Liquidation Event, then such assets (or consideration) shall be distributed among the holders of Class A Shares at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a). Upon any BPY Liquidation Event, before any distribution or payment shall be made to the holders of the Class B Stock, Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof) or Class C Stock, but after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, the holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A Share then held by them, an amount in cash per Class A Share equal to the same amount as the liquidating distributions in respect of a BPY Unit, as adjusted for the Conversion Factor, as and when such distributions are made in respect of the BPY Units plus all declared and unpaid dividends on such Class A Stock. If, upon any such BPY Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Stock of the foregoing amounts set forth in this subsection C(4)(a) with respect to the BPY Liquidation Event, then such assets (or consideration) shall be distributed among the holders of Class A Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a). If the Corporation's Average Market Capitalization over any period of 30 consecutive Trading Days is less than one billion dollars ($1,000,000,000), the Board of Directors may begin an orderly liquidation of the Corporation's assets and winding up of the Corporation's operations (a "Market Capitalization Liquidation Event"). Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights upon liquidation, but before any distribution or payment shall be made to the holders of the Class B Stock, Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), or Class C Stock, but after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, the holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A Share then held by them, an amount in cash per Class A Share equal to the VWAP of a BPY Unit for the 10 Trading Day period immediately following the public announcement of said Market Capitalization Liquidation Event plus all declared and unpaid dividends on such Class A Share. If, upon any such Market Capitalization Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Shares of the amounts set forth in this subsection C(4)(a) with respect to the Market Capitalization Liquidation Event, such assets (or consideration) shall be distributed among the holders of Class A Shares at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a). Notwithstanding the foregoing, in connection with a Market Capitalization Liquidation Event, if BPY or an affiliate of BPY, in its sole and absolute discretion, so elects, in lieu of a cash distribution, BPY or such affiliate of BPY may exchange the outstanding shares of Class A Stock for a number of BPY Units equal to the product of (x) the number of outstanding Class A Shares multiplied by (y) the Conversion Factor in effect on such date. Any such BPY Units delivered shall be registered with the Commission and listed for trading on a National Securities Exchange and bear all legends generally applicable to BPY Units, if any. The holders of Class A Stock shall not be entitled to any distribution or payment upon a Liquidation Event, BPY Liquidation Event or Market Capitalization Liquidation Event other than as set forth in this subsection C(4)(a).

            (b)   After the payment of the full amount due to the Class A Stock as set forth in subsection C(4)(a) above upon a liquidation, dissolution or winding up of the Corporation or BPR OP, whether voluntary of involuntary, and whether or not concurrent with the liquidation, dissolution or winding up of BPY, before any distribution or payment shall be made to the holders of the Series B Preferred Stock or Class C Stock, the holders of Class B Stock shall be entitled to be paid out of the remaining assets of the Corporation legally available for distribution for each share of Class B Stock then held by them, an amount per share of Class B Stock equal to the Class B Liquidation Amount plus all accrued and unpaid dividends on such Class B Stock. If, upon any such Liquidation Event, BPY Liquidation Event or Market Capitalization Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class B Stock of the liquidation preference set forth in this subsection C(4)(b), then such assets (or consideration) shall be distributed among the holders of Class B Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(b).

            (c)   After the payment of the full amount due to the Class B Stock as set forth in subsection C(4)(b) above upon a liquidation, dissolution or winding up of the Corporation or BPR OP, whether voluntary of involuntary, and whether or not concurrent with the liquidation, dissolution or winding up of BPY, before any distribution or payment shall be made to the holders of the Class C Stock, the holders of Series B Preferred Stock shall be entitled to be paid out of the remaining assets of the Corporation legally available for distribution for each share of Series B Preferred Stock then held by them, an amount per share of Series B Preferred Stock equal to the Class B Liquidation Amount plus all accrued and unpaid dividends on such Series B Preferred Stock. If, upon any such Liquidation Event, BPY Liquidation Event or Market Capitalization Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series B Preferred Stock of the liquidation preference set forth in this subsection C(4)(c), then such assets (or consideration) shall be distributed among the holders of Series B Preferred Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(c).

            (d)   The remaining assets of the Corporation legally available for distribution, if any, shall be distributed on an equal priority, pro rata basis to the holders of Class C Stock.

          (5)    No Maturity, Sinking Fund or Mandatory Redemption.    Neither the Class B Stock, the Series B Preferred Stock nor the Class C Stock has a maturity date, and the Corporation shall not be required to redeem the Class B Stock, Series B Preferred Stock or Class C Stock at any time. Neither the Class B Stock, Series B Preferred Stock nor the Class C Stock shall be subject to any sinking fund.

          (6)    No Preemptive Rights.    No holders of the Class A Stock, Class B Stock or Class C Stock shall, as holders of such stock, have any preemptive rights to purchase or subscribe for any other security of the Corporation.

        D.    Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate of designations pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock (other than the Series B Preferred Stock which was authorized and issued prior to the effectiveness of this Certificate of Incorporation) shall include, but not be limited to, determination of the following:

          (1)   The designation of the series, which may be by distinguishing number, letter or title.

          (2)   The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (3)   Whether dividends, if any, shall be paid, and, if paid, the date or dates upon which, or other times at which, such dividends shall be payable, whether such dividends shall be cumulative or noncumulative, the rate of such dividends (which may be variable) and the relative preference in payment of dividends of such series.

          (4)   The redemption provisions and price or prices, if any, for shares of the series.

          (5)   The terms and amounts of any sinking fund or similar fund provided for the purchase or redemption of shares of the series.

          (6)   The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

          (7)   Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices, or rate or rates, any adjustments thereto, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (8)   Restrictions on the issuance of shares of the same series or of any other class or series.

          (9)   The voting rights, if any, of the holders of shares of the series.

        Pursuant to the authority conferred by this Article IV, the 6.375% Series A Cumulative Redeemable Preferred Stock is hereby provided for, with the number of shares to be included in such series, and the designation, powers, preferences and rights, and qualifications, limitations or restrictions thereof fixed as stated and expressed in Exhibit B attached hereto and incorporated herein by reference.

        E.    Issuance of Rights to Purchase Securities and Other Property.    Subject to the express rights of the holders of any series of Preferred Stock (other than the Series B Preferred Stock), if any outstanding, but only to the extent expressly set forth in the Preferred Stock Designation with respect thereto, the Board of Directors is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Corporation of rights, options and warrants for the purchase of shares of Capital Stock of the Corporation or other securities of the Corporation, at such times, in such amounts, to such persons, for such consideration, with such form and content (including without limitation the consideration for which any shares of Capital Stock of the Corporation or other securities of the Corporation are to be issued) and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the DGCL, other applicable laws and this Certificate of Incorporation.

ARTICLE V

        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws. The Bylaws may be amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding Voting Stock, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal, such amendment or repeal shall only require the affirmative vote of the holders of a majority of the voting power of the then outstanding Voting Stock, voting together as a single class.

ARTICLE VI

        A.    Subject to the rights of the holders of any series of Preferred Stock (other than the Series B Preferred Stock), if any outstanding, as set forth in a Preferred Stock Designation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the Bylaws and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws and the DGCL.

        B.    Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

        C.    Subject to the rights of the holders of any series of Preferred Stock (other than the Series B Preferred Stock), if any outstanding, with respect to the election of directors under specified circumstances, any director may be removed from office, with or without cause, by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding Voting Stock, voting together as a single class.

        D.    Notwithstanding the foregoing provisions of this Article VI and any limitations contained in any Preferred Stock Designation, each director shall serve until such director's successor is duly elected and qualified or until such director's death, resignation or removal. No change in the number of directors constituting the Board of Directors shall shorten or increase the term of any incumbent director.

ARTICLE VII

        The Corporation, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, shall indemnify and hold harmless any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, regulatory, arbitral or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is a legal representative, is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability entity, joint venture, trust, other enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss (including judgments, fines and amounts paid in settlement) suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the foregoing sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person (other than proceedings to enforce rights conferred by this Certificate of Incorporation or the Bylaws of the Corporation) only if the commencement of such proceeding was authorized in the specific case by the Board of Directors. To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation or its subsidiaries with the same (or lesser) scope and effect as the foregoing indemnification of directors and officers.

 ARTICLE VIII

        No director shall be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of any provision of this Certificate of Incorporation inconsistent with the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE IX

        The Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability, expense or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability, expense or loss under the provisions of the Bylaws or the DGCL. To the extent that the Corporation maintains any policy or policies providing such insurance, each such person shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such person.

ARTICLE X

        Subject to the rights of holders of the Class A Stock set forth in Article IV, the Corporation reserves the right at any time and from time to time to amend, modify or repeal any provision contained in this Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware in force at such time may be added or inserted in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article X; provided, however, that any amendment, modification or repeal of Article VII or Article VIII of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder immediately prior to such amendment, modification or repeal.

ARTICLE XI

        Unless otherwise consented to in writing by the Corporation, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer or stockholder of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine.

ARTICLE XII

        Subject to the rights of the holders of any series of Preferred Stock (other than the Series B Preferred Stock) as set forth in a Preferred Stock Designation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders, except that the holders of Class B Stock, Series B Preferred Stock and Class C stock may take action by consent in writing in lieu of a meeting on matters that only the holders of Class B Stock, Series B Preferred Stock or Class C Stock (and/or both classes) are entitled to vote on. Such action will be deemed taken if the stockholders entitled to cast not less than the minimum number of votes required for the approval of such action deliver their consent in writing or by electronic transmission.

ARTICLE XIII

        [Reserved.]

ARTICLE XIV

        A.    Restrictions on Transfers.

          (1)   Except as provided in subsection F of this Article XIV, from the date hereof and through and including the Restriction Termination Date,

            (a)   (A) no Person shall Beneficially Own outstanding shares of Capital Stock in excess of the Stock Ownership Limit, and (B) no Person shall Constructively Own outstanding shares of Capital Stock in excess of the Constructive Ownership Limit;

            (b)   any purported Transfer that, if effective, would result in any Person Beneficially Owning shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Owning shares of Capital Stock in excess of the Constructive Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Capital Stock which otherwise would be Beneficially Owned by such person in excess of the Stock Ownership Limit or Constructively Owned by such Person in excess of the Constructive Ownership Limit, and the intended transferee shall acquire no rights in such excess shares of Capital Stock; and

          (2)   From the date hereof and through and including the Restriction Termination Date, any Transfer that, if effective, would result in shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio as to the Transfer of that number of shares which would be otherwise beneficially owned (determined without reference to any rules of attribution) by the transferee, and the intended transferee shall acquire no rights in such shares of Capital Stock.

          (3)   From the date hereof and through and including the Restriction Termination Date, any Transfer of shares of Capital Stock that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of the taxable year) shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such shares of Capital Stock.

          (4)   From the date hereof and through and including the Restriction Termination Date, any Transfer of shares of Capital Stock that, if effective, would cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the real property of (i) the Corporation or (ii) any direct or indirect subsidiary (including, without limitation, partnerships and limited liability companies) of the Corporation (a "Subsidiary"), within the meaning of Section 856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, and the intended transferee shall acquire no rights in such excess shares of Capital Stock.

        B.    Transfers to Trust.

          (1)   If, notwithstanding the other provisions contained in this Article XIV, at any time after the date hereof and through and including the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that, if effective, any Person would either (A) Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or (B) Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit (x) except as otherwise provided in subsection F of this Article XIV, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Capital Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner shall cease to own any right or interest) in such number of shares of Capital Stock which would cause such Person to Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit, as applicable, (y) such number of shares of Capital Stock in excess of the Stock Ownership Limit or the Constructive Ownership Limit, as applicable (rounded up to the nearest whole share), shall be designated Shares-in-Trust and, in accordance with the provisions of subsection G of this Article XIV, transferred automatically and by operation of law to the Trust to be held in accordance with subsection G of this Article XIV, and (z) the Prohibited Owner shall submit such number of shares of Capital Stock to the Corporation for registration in the name of the Trustee. Such transfer to the Trust and the designation of shares as Shares-in-Trust shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

          (2)   If, notwithstanding the other provisions contained in this Article XIV, at any time after the date hereof and through and including the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (iii) cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, then (x) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Capital Stock with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of shares of Capital Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (B) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (C) cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, (y) such number of shares of Capital Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of subsection G of this Article XIV, transmitted automatically and by operation of law to the Trust to be held in accordance with subsection G of this Article XIV, and (z) the Prohibited Owner shall submit such number of shares of Capital Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

        C.    Remedies For Breach.    If the Corporation shall at any time determine, after requesting such information as the Corporation determines is relevant, subject to the provisions of subsection E of this Article XIV, that a Transfer has taken place in violation of subsection A of this Article XIV or that a

Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of subsection A of this Article XIV, the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

        D.    Notice of Restricted Transfer.    Any Person who acquires or attempts to acquire shares of Capital Stock in violation of subsection A of this Article XIV, or any Person who owned shares of Capital Stock that were transferred to the Trust pursuant to the provisions of subsection B of this Article XIV, shall as promptly as practicable give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event, as the case may be, on the Corporation's status as a REIT.

        E.    Owner Required to Provide Information.    From the date hereof and through and including the Restriction Termination Date, upon reasonable advance written notice by the Corporation by January 30th of each year, every Beneficial Owner or Constructive Owner of more than five percent (5%), or such lower percentages as required pursuant to regulations under the Code (currently Treasury Regulation § 1.857-8(d)), of the outstanding shares of all classes of Capital Stock shall either (A) provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Capital Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held, or (B) comply with Treasury Regulation § 1.857-9. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation's status as a REIT and to ensure compliance with the Stock Ownership Limit and the Constructive Ownership Limit.

        F.    Exception.    The Board of Directors, in its sole and absolute discretion, may except a Person from the Stock Ownership Limit or the Constructive Ownership Limit if (i) such Person is not (A) an individual for purposes of Code Section 542(a)(2), as modified by Code Section 856(h), or (B) treated as the owner of such stock for purposes of Code Section 542(a)(2), as modified by Code Section 856(h), and the Board of Directors obtains such representations and undertakings from such Person as are necessary to ascertain that no Person's Beneficial or Constructive Ownership of such shares of Capital Stock will violate subsection A(1), A(2), A(3) or A(4) of this Article XIV, (ii) such Person does not and represents that it will not Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation or any of its Subsidiaries Constructively Owning an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation or a Subsidiary to Constructively Own 10% or more of the ownership interests in such tenant with the result that the Corporation does not satisfy the REIT Requirements), and the Board of Directors obtains such representations and undertakings from such Person as are necessary to ascertain this fact, and (iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in subsections A through E of this Article XIV) will result in such shares of Capital Stock that are in excess of the Stock Ownership Limit or the Constructive Ownership Limit, as applicable, being designated as Shares-in-Trust in accordance with the provisions of subsection B of this Article XIV. In exercising its discretion under this subsection F, the Board of Directors may, but is not required to, obtain a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the

Board of Directors, as it may deem necessary or desirable in order to maintain the Corporation's status as a REIT, and, in addition, may obtain such representations and undertakings from a Beneficial Owner or Constructive Owner that it may deem necessary or desirable under the circumstances.

        G.    Shares-in-Trust.

          (1)    Trust.    Any shares of Capital Stock transferred to a Trust and designated Shares-in-Trust pursuant to subsection B of this Article XIV shall be held for the exclusive benefit of the Beneficiary. The Corporation shall name a Beneficiary for each Trust within five (5) days after the date on which the Corporation is made aware of the existence of the Trust. Any transfer to a Trust, and subsequent designation of shares of Capital Stock as Shares-in-Trust, pursuant to subsection B of this Article XIV shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Trust. Shares-in-Trust shall remain issued and outstanding shares of Capital Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Capital Stock of the same class and series. When transferred to a Permitted Transferee in accordance with the provisions of subsection G(5) of this Article XIV, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

          (2)    Dividend Rights.    The Trust, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions with respect to such shares of Capital Stock and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trust the amount of any dividends or distributions received by it that are attributable to any shares of Capital Stock designated as Shares-in-Trust and the Record Date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, (x) withholding any portion of future dividends or distributions payable on shares of Capital Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of subsection B of this Article XIV, would Constructively Own or Beneficially Own the Shares-in-Trust, and (y) as soon as reasonably practicable following the Corporation's receipt or withholding thereof paying over to the Trust for the benefit of the Beneficiary the dividends or distributions so received or withheld, as the case may be.

          (3)    Rights Upon Liquidation.    In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of, or any distribution of the assets of, the Corporation, each holder of Shares-in-Trust shall be entitled to receive, ratably with each other holder of shares of Capital Stock of the same class or series, that portion of the assets of the Corporation which is available for distribution to the holders of such class or series of shares of Capital Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding-up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this subsection G(3) of this Article XIV in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Capital Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Capital Stock and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

          (4)    Voting Rights.    The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of shares of Capital Stock prior to the discovery by the Corporation that the shares of Capital Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and be void ab initio with respect to such Shares-in-Trust and be recast by the Trustee; provided, however, that, if the Corporation has already taken irreversible corporation action, then the Trustee shall not have the authority to rescind and recast such vote. The Trustee shall vote all Shares-in-Trust in accordance with the recommendation of the Designated Proxy Firm and shall abstain if no such recommendation has been made. For the purposes of this subsection (4), the "Designated Proxy Firm" means Institutional Shareholder Services, Inc. or any successor thereto or a nationally recognized proxy advisory firm designated by the vote of a majority of the independent members of the Board of Directors in their discretion from time to time; provided, however, that the independent members of the Board of Directors shall not designate a Designated Proxy Firm after the date on which a meeting of stockholders has been called until after such meeting has been held; provided further, however, that, if such meeting has been adjourned, no designation of a Designated Proxy Firm shall occur until after the date on which such adjourned meeting has been held. The Prohibited Owner shall be deemed to have given, as of the Close of Business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust of shares of Capital Stock under subsection B of this Article XIV, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in accordance with this subsection (4).

          (5)    Designation of Permitted Transferee.    The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust in an orderly fashion so as not to materially adversely affect the Market Price of its Shares-in-Trust. The Trustee shall designate any Person as a Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust, and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Trust and the redesignation of such shares of Capital Stock so acquired as Shares-in-Trust under subsection B of this Article XIV. Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this subsection G(5), the Trustee shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Capital Stock, as applicable, (iii) cause the Shares-in-Trust to be cancelled, and (iv) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making the payment to the Prohibited Owner pursuant to subsection G(6) of this Article XIV.

          (6)    Compensation to Record Holder of Shares of Capital Stock that Become Shares-in-Trust.    Any Prohibited Owner shall be entitled (following discovery of the Shares-in-Trust and subsequent designations of the Permitted Transferee in accordance with subsection G(5) of this Article XIV or following the acceptance of the offer to purchase such shares in accordance with subsection G(7) of this Article XIV) to receive from the Trustee following the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for shares of Capital Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Capital Stock, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee from the sale or other disposition of such Shares-in-Trust. Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid to the Prohibited Owner pursuant to this subsection G(6) shall be distributed to the Beneficiary in accordance with the provisions of subsection G(5) of this

  Article XIV. Each Beneficiary and Prohibited Owner waives any and all claims that it may have against the Trustee and the Trust arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this subsection G(6), by such Trustee or the Corporation.

          (7)    Purchase Right in Shares-in-Trust.    Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event), and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. Subject to subsection G(6) of this Article XIV, the Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust and (ii) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to subsection D of this Article XIV.

        H.    Modification and Limitations on Changes of Limits.

          (1)    Increase or Decrease in Stock Ownership Limit or Constructive Ownership Limit.    Subject to the limitations provided in subsection H(2) of this Article XIV, the Board of Directors may from time to time increase or decrease the Stock Ownership Limit or the Constructive Ownership Limit; provided, however, that (i) any decrease may only be made prospectively as to subsequent holders (other than a decrease as a result of a retroactive change in existing law that would require a decrease in order for the Corporation to retain REIT status, in which case such decrease shall be effective immediately) and (ii) any decrease may only be made if the Board of Directors reasonably determines that such decrease is advisable to help the Corporation protect its status as a REIT.

          (2)    Limitation on Changes in Stock Ownership Limit or Constructive Ownership Limit.    Prior to the modification of any Stock Ownership Limit or Constructive Ownership Limit pursuant to subsection H(1) of this Article XIV, the Board of Directors may require such opinions of counsel, affidavits, undertakings, or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

        I.    Remedies Not Limited.    Nothing contained in this Article XIV shall limit the authority of the Corporation to take such other action as it deems necessary or advisable (i) to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT, and (ii) to ensure compliance with the Stock Ownership Limit or the Constructive Ownership Limit, as applicable.

        J.    Ambiguity.    In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any defined term contained herein, the Board of Directors shall have the power to determine the application of the provisions of this Article XIV with respect to any situation based on the facts known to it. In the event that this Article XIV requires an action by the Board of Directors and this Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is in furtherance of the provisions of this Article XIV.

        K.    Severability.    If any provision of this Article XIV or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

        L.    Legend.    Each certificate for shares of Capital Stock shall bear substantially the following legend:

  "The shares represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). No Person may (i) Beneficially Own shares of Capital Stock in excess of 9.9% of the number or value of outstanding shares of Capital Stock (whichever is more restrictive) or Constructively Own shares of Capital Stock in excess of 9.9% of the number or value of outstanding shares of Capital Stock (whichever is more restrictive); (ii) beneficially own shares of Capital Stock that would result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution); (iii) Beneficially Own shares of Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code; or (iv) Constructively Own shares of Capital Stock that would cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code. Any Person who attempts to Beneficially Own or Constructively Own shares of Capital Stock in excess of the above limitations must notify the Corporation in writing as promptly as practicable. Any transfer in violation of the above limitations will be void ab initio. Notwithstanding the foregoing, if the restrictions above are violated, the shares of Capital Stock represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to, and all capitalized terms in this legend have the meanings defined in, the Corporation's charter, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests."

ARTICLE XV

        In addition to any votes required by applicable law and subject to the express rights of the holders of any series of Preferred Stock, if any outstanding, and notwithstanding anything contained in this Certificate of Incorporation to the contrary, but subject to the rights of holders of Class A Stock set forth in Article IV, the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, modify or repeal any provision, or adopt any new or additional provision, in a manner inconsistent with Articles V, VI(C), VII, XII and this Article XV.

ARTICLE XVI

        When the terms of this Certificate of Incorporation refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision hereof, the secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor. Unless otherwise provided in this Certificate of Incorporation, a reference to any specific agreement or other document shall be deemed a reference to such agreement or document as amended, restated or supplemented from time to time in accordance with the terms of such agreement or document.

ARTICLE XVII

        This Fourth Amended and Restated Certificate of Incorporation shall be effective at 12:01 a.m. (local time in Wilmington, Delaware) on June 26, 2019.

        IN WITNESS WHEREOF, the Corporation has caused this Fourth Amended and Restated Certificate of Incorporation to be signed by its Corporate Secretary this             th day of                , 2019.

BROOKFIELD PROPERTY REIT INC.
Name: Its:

SIGNATURE PAGE TO FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF BROOKFIELD PROPERTY REIT INC.

Exhibit A

NOTICE OF EXCHANGE

        Reference is made to the Fourth Amended and Restated Certificate of Incorporation of Brookfield Property REIT Inc. (the "Charter"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Charter.

        The undersigned Class A Shareholder hereby irrevocably (i) exercises its right to require the Corporation to repurchase the Tendered Class A Shares indicated in this Notice of Exchange in accordance with the terms of the Charter and the Exchange Right referred to therein; and (ii) surrenders such Tendered Class A Shares and all right, title and interest therein. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has, and shall maintain through the time at which the exchange of such Tendered Class A Shares is consummated, marketable and unencumbered title to such Tendered Class A Shares, free and clear of all liens, claims, encumbrances, rights or interests of any other Person; (b) has the full right, power, and authority to exchange and surrender such Tendered Class A Shares as provided herein; and (c) has obtained the consent or approval of all Persons, if any, having the right to consent or approve such exchange and surrender.

        The undersigned acknowledges that the Corporation, BAM, the Rights Agent, or the Corporation's Transfer Agent, American Stock Transfer & Trust Company, LLC ("AST") will respond to this notice by the deadlines prescribed in the Charter or, if applicable, the Rights Agreement, with delivery instructions for the Tendered Class A Shares.

        The Cash Amount, or the BPY Units Amount in the event that BPY or an affiliate of BPY has elected, in its sole and absolute discretion, to satisfy Brookfield Property REIT's Exchange Right obligation by exchanging the Tendered Class A Shares for the BPY Units Amount, shall be paid or issued, as applicable, in the same name and registration as the Tendered Class A Shares.

        Please deliver this Notice of Exchange to AST and the Corporation at the following email addresses or in physical form (with the original being delivered to AST and a copy being delivered to the Corporation)(the date of tender will be deemed to be the date on which this Notice of Exchange is received by AST on behalf of the Corporation, either by email or physical delivery):

AST:		Corporation:
ReorgConversions@astfinancial.com		bprstockconversion@brookfield.onmicrosoft.com
or		or
American Stock Transfer & Trust Company, LLC		Brookfield Property REIT Inc.
6201 15th Avenue		250 Vesey Street, 15th Floor
Brooklyn, New York 11219		New York, New York 10281
Attention:	Reorg Group/Brookfield Class A Stock Conversion	Attention:	Secretary

Brookfield Property REIT Inc.—Notice of Exchange

Are you a "United States person" as defined under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (which includes a U.S. citizen or resident or corporation or partnership incorporated or organized under the laws of the United States)?                        Yes ☐    No ☐

Name of registered holder of Tendered Class A Shares as it appears on the statement of ownership issued by AST:

(Please print account number)

(Please print name)

(Please print address)

(Please print phone number and email address)

(Please print number of Tendered Class A Shares)

Dated:                          ,

Signature

Exhibit A

Exhibit B

AMENDED AND RESTATED DESIGNATIONS, PREFERENCES AND RIGHTS
OF
6.375% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

[Attached hereto]

Exhibit B

AMENDED AND RESTATED

DESIGNATIONS,
PREFERENCES AND RIGHTS
OF
6.375% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK OF
BROOKFIELD PROPERTY REIT INC.

        The Corporation is authorized to issue up to eleven million, five hundred thousand (11,500,000) shares of 6.375% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, which shall have the following powers, designations, preferences and other special rights (in addition to those otherwise set forth in the Corporation's Certificate of Incorporation):

        1.    Designation and Number.    The Corporation shall be authorized to issue shares of a series of Preferred Stock designated "6.375% Series A Cumulative Redeemable Preferred Stock" (the "Series A Preferred Stock"), which shall consist of 11,500,000 authorized shares.

        2.    Status of Acquired Shares.    All shares of Series A Preferred Stock redeemed, purchased, exchanged, or otherwise acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock, par value $0.01 per share, of the Corporation.

        3.    Ranking.    The Series A Preferred Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, rank (i) senior to the Class C Stock, par value $0.01 per share, of the Corporation (the "Class C Stock"), the Series B Preferred Stock, par value $0.01 per share, the Class B-1 Stock, par value $0.01 per share, and the Class B-2 Stock, par value $0.01 per share, of the Corporation (together, the "Class B Stock"), and the Class A Stock, par value $0.01 per share, of the Corporation (the "Class A Stock") and any other class or series of capital stock established by the Corporation in the future, the terms of which specifically provide that such series ranks junior to the Series A Preferred Stock as to the payment of dividends and distribution of assets upon the Corporation's liquidation, dissolution or winding up, (ii) on parity with any series of preferred stock that the Corporation may establish in the future the terms of which specifically provide that such series ranks on parity with the Series A Preferred Stock with respect to the payment of dividends and distributions of assets upon the Corporation's liquidation, dissolution or winding up, and (iii) junior to any other series of preferred stock established by the Corporation in the future, the terms of which specifically provide that such series ranks senior to the Series A Preferred Stock as to the payment of dividends and distribution of assets upon the Corporation's liquidation, dissolution or winding up (which establishment shall be subject to Section 9 below).

        4.    Dividends.

        (a)   The holders of the then outstanding shares of Series A Preferred Stock shall be entitled to cumulative preferential cash dividends (whether or not declared) at the rate of 6.375% per year of the $25.00 liquidation preference per share, which is equivalent to $1.59375 per share of Series A Preferred Stock per year. Dividends shall only be paid when, as and if declared by the Board of Directors, however, dividends shall accumulate whether or not so declared.

        (b)   Dividends on the Series A Preferred Stock shall accrue and be cumulative from, and including, the date of original issuance and shall be payable (when, as and if declared by the Board of Directors) quarterly in arrears on the first day of January, April, July and October of each year, or, if not a business day, the next succeeding business day (and no interest, additional dividends or other sums shall accrue or accumulate on the amount so payable for the period from and after that dividend payment date to that next succeeding business day). The initial dividend on the Series A Preferred Stock, which shall be paid on April 1, 2013 if declared by the Board of Directors, shall be for less than a full quarter and shall be in the amount of $0.2125 per share. The amount of this initial dividend has been prorated and computed, and the Corporation will prorate and compute any other dividend payable for a partial dividend period, on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series A Preferred Stock for each full dividend period shall be computed by dividing the annual dividend rate by four.

        (c)   The Corporation shall pay dividends to holders of record as they appear in the stock records at the close of business on the applicable dividend record date. The dividend record date shall be the fifteenth day of the calendar month immediately preceding the calendar month in which the related dividend payment date falls, or such other date that the Board of Directors shall designate for the payment of dividends that is not more than 30 nor less than 10 days prior to the applicable dividend payment date.

        (d)   The Corporation shall not declare dividends on the Series A Preferred Stock, or pay or set apart for payment dividends on the Series A Preferred Stock, if the terms of any of the agreements of the Corporation, including any agreement relating to the indebtedness of the Corporation, prohibit such a declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach of or default under such an agreement. Likewise, no dividends shall be declared by the Board of Directors or paid or set apart for payment if such declaration or payment is restricted or prohibited by law.

        (e)   Dividends on the Series A Preferred Stock shall accrue and accumulate, however, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of dividends and whether or not such dividends are declared by the Board of Directors.

        (f)    Except as described in the next paragraph (g), unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sufficient sum set apart for payment for all past dividend periods and the current dividend period:

            (i)  no dividends (other than dividends in shares of Class C Stock, Class B Stock, Class A Stock or other shares of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up) may be declared or paid or set aside for payment, and no other distribution may be declared or made, upon the Class C Stock, the Class B Stock, the Class A Stock or any of the Corporation's other capital stock ranking junior to or on parity with the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up; and

           (ii)  no shares of Class C Stock, Class B Stock, Class A Stock or any other shares of capital stock of the Corporation ranking junior to or on parity with the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up may be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, except by conversion into or exchange for other shares ranking junior to the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up; provided, however, that the foregoing shall not prevent the redemption, purchase or acquisition by the Corporation of any shares of capital stock of the Corporation to the extent necessary to preserve the Corporation's status as a real estate investment trust ("REIT") as defined in the Internal Revenue Code of 1986, as amended (the "Code").

        (g)   When full cumulative dividends are not paid (or the Corporation does not set apart a sum sufficient to pay in full cumulative dividends for all past dividend periods and the current dividend period) upon the Series A Preferred Stock and the shares of any other series of capital stock of the Corporation ranking on parity as to dividend rights with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other series of capital stock ranking on parity as to dividend rights with the Series A Preferred Stock shall be declared pro rata, so that the amount of dividends declared per share of the Series A Preferred Stock and such other series of capital stock of the Corporation will in all cases bear to each other the same ratio that accumulated dividends per share of the Series A Preferred Stock and such other series of capital stock (which will not include any accrual or accumulation in respect of unpaid dividends for prior dividend periods if such other series of capital stock does not have a cumulative dividend) bear to each other.

        (h)   No interest shall be payable in respect of any dividend payment on the Series A Preferred Stock that may be in arrears. Holders of shares of the Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property, or stock, in excess of the full cumulative dividends on the Series A Preferred Stock to which they are entitled. Any dividend payment made on shares of the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares that remains payable.

        (i)    If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code or any successor revenue code or section) any portion of the total dividends (as determined for Federal income tax purposes) paid or made available for the year to holders of all classes and series of shares of the capital stock of the Corporation (the "Capital Gains Amount"), then the portion of the Capital Gains Amount that shall be allocable to holders of the Series A Preferred Stock shall be in the same portion that the total dividends paid or made available to the holders of the Series A Preferred Stock for the year bears to the total dividends for the year made with respect to all classes and series of the outstanding shares of capital stock.

        5.    Liquidation Preference.

        (a)   Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of the Series A Preferred Stock shall be entitled to receive out of the assets available for distribution to stockholders (after payment or provision for all of the debts and other liabilities and subject to the preferential rights of the holders of any future series of preferred stock of the Corporation ranking senior to the Series A Preferred Stock with respect to the distribution of assets upon the liquidation, dissolution or winding up (which establishment shall be subject to Section 9 below)) a liquidation preference of $25.00 per share in cash (or property having a fair market value as determined by the Board of Directors valued at $25.00 per share) plus all accumulated and unpaid dividends (whether or not declared) to, but not including, the date of payment, before any distribution of assets is made to holders of Class C Stock, Class B Stock, Class A Stock or any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to liquidation rights.

        (b)   If upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation are insufficient to make full payment to holders of the Series A Preferred Stock and any other shares of capital stock of the Corporation ranking on parity with the Series A Preferred Stock as to liquidation rights, then holders of the Series A Preferred Stock and holders of shares of such capital stock ranking on parity with the Series A Preferred Stock as to liquidation rights will share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

        (c)   Written notice of any such liquidation, dissolution or winding up, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given to holders of the Series A Preferred Stock by first-class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, at the address of such holder as it appears on the stock transfer records (or, in the case of Series A Preferred Stock held in global form, in accordance with applicable procedures of The Depository Trust Company ("DTC")).

        (d)   After payment of the full amount of the liquidating dividends to which holders of the Series A Preferred Stock are entitled on shares of Series A Preferred Stock, such holders shall not have any right or claim to any of the remaining assets with respect to such shares of Series A Preferred Stock.

        (e)   The consolidation or merger of the Corporation with or into another entity, the merger of another entity with or into the Corporation, or the sale, lease or conveyance of all or substantially all of the property or business of the Corporation shall, in each case, not be deemed to constitute a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of the liquidation rights of the Series A Preferred Stock.

        6.    Redemption.

        (a)    Optional Redemption.    Except with respect to a Special Optional Redemption and a REIT Qualification Optional Redemption (each as defined below), the Corporation may not redeem the Series A Preferred Stock prior to February 13, 2018. On or after February 13, 2018, the Corporation, at its option, upon giving the notice described in paragraph (4) below, may redeem the Series A Preferred Stock, in whole at any time or in part from time to time, for cash, at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends (whether or not declared) to, but not including, the date of redemption (such redemption, an "Optional Redemption"). If, prior to the Change of Control Conversion Date (as defined below), the Corporation has provided or provides irrevocable notice of redemption with respect to the Series A Preferred Stock (whether pursuant to an Optional Redemption, REIT Qualification Optional Redemption or Special Optional Redemption), the holders of Series A Preferred Stock shall not have the conversion right described in Section 7 below with respect to the shares of Series A Preferred Stock called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends).

        (b)    Special Optional Redemption.

            (i)  Upon the occurrence of a Change of Control (as defined below), the Corporation may, at its option, redeem the Series A Preferred Stock, in whole or in part within 120 days after the first date on which such Change of Control occurred, for cash, at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends (whether or not declared) to, but not including, the date of redemption (such redemption, a "Special Optional Redemption"). If, prior to the Change of Control Conversion Date, the Corporation has provided or provides irrevocable notice of redemption with respect to the Series A Preferred Stock (whether pursuant to an Optional Redemption, REIT Qualification Optional Redemption or Special Optional Redemption), the holders of Series A Preferred Stock will not have the conversion right described in Section 7 below with respect to the shares of Series A Preferred Stock called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends).

           (ii)  A "Change of Control" is when, after the initial delivery of the Series A Preferred Stock, the following have occurred and are continuing:

            (1)   the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of the Corporation's stock entitling that person to exercise more than 50% of the total voting power of all the Corporation's stock entitled to vote generally in the election of the Corporation's directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

            (2)   following the closing of any transaction referred to in the immediately preceding paragraph (1), neither the Corporation nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts ("ADRs") representing such securities)

    listed on the New York Stock Exchange ("NYSE"), the NYSE MKT or the NASDAQ Stock Market ("NASDAQ") or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

        (c)    Restrictions on Ownership and Transfer; REIT Qualification Optional Redemption.

            (i)  If the redemption of a holder's Series A Preferred Stock is required to prevent a violation of the Stock Ownership Limit (as defined in Article XIV of the Corporation's Certificate of Incorporation), then the Corporation may, at its option, redeem the Series A Preferred Stock of such holder, in such amount required to comply with the Stock Ownership Limit, for cash at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends (whether or not declared), to, but not including, the date of redemption (such redemption, a "REIT Qualification Optional Redemption"). If, prior to the Change of Control Conversion Date, the Corporation has provided or provides irrevocable notice of redemption with respect to the Series A Preferred Stock (whether pursuant to the optional redemption right, REIT qualification optional redemption right or special optional redemption right), the holders of Series A Preferred Stock will not have the conversion right described in Section 7 below with respect to the shares of Series A Preferred Stock called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends).

        (d)    Redemption Procedures.

            (i)  If the Corporation elects to redeem the Series A Preferred Stock as described above, the Corporation shall provide to each record holder of the Series A Preferred Stock a notice of redemption not fewer than 30 days nor more than 60 days before the redemption date. The Corporation shall send the notice to the address shown on the Corporation's share transfer books for each holder or, in the case of Series A Preferred Stock held in global form, in accordance with the applicable procedures of DTC. A failure to give notice of redemption or any defect in the notice or in its provision shall not affect the validity of the redemption of any Series A Preferred Stock, except as to the holder to whom notice was defective. Each notice shall state the following:

            (1)   the redemption date;

            (2)   the redemption price and accumulated and unpaid dividends payable on the redemption date;

            (3)   the number of shares of Series A Preferred Stock to be redeemed;

            (4)   if fewer than all shares of the Series A Preferred Stock are to be redeemed, the number of shares of the Series A Preferred Stock to be redeemed;

            (5)   the place or places where the certificates, if any, representing shares of Series A Preferred Stock are to be surrendered for payment of the redemption price;

            (6)   procedures for surrendering non-certificated shares of Series A Preferred Stock for payment of the redemption price;

            (7)   that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue and accumulate on such redemption date (unless the Corporation defaults in payment of the redemption price and all accumulated and unpaid dividends);

            (8)   that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series A Preferred Stock;

            (9)   in the case of a Special Optional Redemption, that the Series A Preferred Stock is being redeemed pursuant to the special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; and

            (10) in the case of a Special Optional Redemption, that the holders of the Series A Preferred Stock to which the notice relates will not be able to tender such Series A Preferred Stock for conversion in connection with the Change of Control (unless the Corporation defaults in payment of the redemption price and all accumulated and unpaid dividends) and each share of Series A Preferred Stock tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

           (ii)  If the Corporation redeems fewer than all of the shares of the Series A Preferred Stock, the Corporation shall determine the number of shares to be redeemed. In such circumstances, the shares of the Series A Preferred Stock to be redeemed shall be selected pro rata or in another equitable manner determined by the Corporation and in accordance with the rules of the NYSE or any other securities exchange or quotation system on which the Series A Preferred Stock is then listed, traded or quoted.

          (iii)  Notwithstanding the foregoing, if the Series A Preferred Stock is held in global form, the notice of redemption and redemption procedures, as applicable, must comply with applicable procedures of DTC.

          (iv)  If the Corporation has given a notice of redemption and has irrevocably set aside sufficient funds for the redemption in trust for the benefit of the holders of the Series A Preferred Stock called for redemption, then from and after the redemption date (unless the Corporation defaults in payment of the redemption price and all accumulated and unpaid dividends), those shares of Series A Preferred Stock shall be treated as no longer being outstanding, no further dividends shall accrue or accumulate and all other rights of the holders of those shares of Series A Preferred Stock shall terminate. The holders of those shares of Series A Preferred Stock shall retain their right to receive the redemption price for their shares and any accumulated and unpaid dividends through, but not including, the redemption date, without interest.

           (v)  If a redemption date falls after a dividend record date and prior to the corresponding dividend payment date, the holders of Series A Preferred Stock at the close of business on a dividend record date shall be entitled to receive the dividend payable with respect to the Series A Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series A Preferred Stock between such record date and the corresponding payment date or the default in the payment of the dividend due. Except as provided above, the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock to be redeemed.

          (vi)  Notwithstanding the foregoing, unless full cumulative dividends on all shares of the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sufficient sum set apart for payment for all past dividend periods and the then current dividend period, the Corporation may not:

            (1)   redeem any shares of the Series A Preferred Stock or any class or series of capital stock of the Corporation ranking junior to or on parity with the Series A Preferred Stock as to dividend rights or rights upon liquidation, dissolution or winding up unless the Corporation simultaneously redeems all shares of the Series A Preferred Stock; or

            (2)   purchase or otherwise acquire directly or indirectly any shares of the Series A Preferred Stock or any other shares of capital stock of the Corporation ranking junior to or on parity with the Series A Preferred Stock as to dividend rights or rights upon liquidation, dissolution or winding up, except by exchange for shares of capital stock ranking junior to the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up;

provided, however, that the foregoing shall not prevent the redemption, purchase or acquisition by the Corporation of any shares of capital stock of the Corporation to the extent necessary to preserve the Corporation's REIT status.

        7.    Conversion Rights.

        (a)   Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock shall have the right (unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides irrevocable notice of its election to redeem the Series A Preferred Stock as described in Section 6 above, in which case such holder will only have the right with respect to the shares of Series A Preferred Stock not called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends in which case such holder will again have a conversion right with respect to the shares of Series A Preferred Stock subject to such default in payment)) to convert some or all of the Series A Preferred Stock held by such holder (the "Change of Control Conversion Right") on the Change of Control Conversion Date into a number of shares of Class A Stock or Class C Stock (whichever class is elected by the holder of Series A Preferred Stock) per share of Series A Preferred Stock (the "Class A Stock Conversion Consideration" and the "Class C Stock Conversion Consideration," as applicable), which is equal to the lesser of:

            (i)  the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accumulated and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding Series A Preferred Stock dividend payment date, in which case no additional amount for such accumulated and unpaid dividend will be included in this sum) by (ii) the Class A Stock Price or Class C Stock Price, as applicable (such quotient, the "Conversion Rate"); and

           (ii)  the product of 2.4679 multiplied by the Adjustment Amount (the "Class A Share Cap") in the case of shares of Class A Stock and 2.4679 (the "Class C Share Cap") in the case of shares of Class C Stock, in each case subject to certain adjustments described below.

A share of Series A Preferred Stock shall entitle its holder to convert such share into either, but not both, of Class A Stock or Class C Stock. If a holder of Series A Preferred Stock makes no election on whether to receive Class A Stock or Class C Stock, such holder shall receive Class A Stock upon conversion in accordance with this paragraph.

        "Adjustment Amount" means the sum of (A) the whole number (or fraction) of shares of Class A Stock distributed to a holder of one Cash Electing Share as a result of the payment of the Pre-Closing Dividend and (B) the quotient of (1) the sum of the cash amount received by a holder of one Cash Electing Share as a result of the payment of the Pre-Closing Dividend and the Per Share Merger Consideration, divided by (2) the Parent Common Unit Closing Price. Capitalized terms in the preceding sentence that are not defined herein having the meaning provided in the Agreement and Plan of Merger dated as of March 26, 2018 by and among Brookfield Property Partners L.P., Goldfinch Merger Sub Corp., and GGP Inc., as amended from time to time.

        (b)   Each of the Class A Share Cap and the Class C Share Cap, as applicable, is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Class A Stock or Class C Stock), subdivisions or combinations (in each case, a "Share Split") with respect to the Class A Stock or Class C Stock, as applicable, as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Class A Stock or Class C Stock, as applicable, that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of the Class A Stock or Class C Stock, as applicable, outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Class A Stock or Class C Stock, as applicable, outstanding immediately prior to such Share Split.

        (c)   For the avoidance of doubt, subject to the immediately succeeding sentence, (i) the aggregate number of shares of Class A Stock (or equivalent Class A Alternative Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed the number of shares of Class A Stock equal to the product of the Class A Share Cap multiplied by 11,500,000 (or equivalent Class A Alternative Conversion Consideration, as applicable) (the "Class A Exchange Cap") and (ii) the aggregate number of shares of Class C Stock (or equivalent Class C Alternative Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed 28,380,850 shares of Class C Stock (or equivalent Class C Alternative Conversion Consideration, as applicable) (the "Class C Exchange Cap"). The Class A Exchange Cap and Class C Exchange Cap are each subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustments to the Share Cap.

        (d)   In the case of a Change of Control pursuant to which the Class A Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the "Class A Alternative Form Consideration"), a holder of Series A Preferred Stock shall receive upon conversion of such Series A Preferred Stock, in lieu of receiving Class A Stock, the kind and amount of Class A Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of the Class A Stock equal to the Class A Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Class A Alternative Conversion Consideration," and the Class A Stock Conversion Consideration or the Class A Alternative Conversion Consideration, as may be applicable to a Change of Control, is referred to as the "Class A Conversion Consideration"). In the case of a Change of Control pursuant to which the Class C Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the "Class C Alternative Form Consideration"), a holder of Series A Preferred Stock shall receive upon conversion of such Series A Preferred Stock, in lieu of receiving Class C Stock, the kind and amount of Class C Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of the Class C Stock equal to the Class C Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Class C Alternative Conversion Consideration," and the Class C Stock Conversion Consideration or the Class C Alternative Conversion Consideration, as may be applicable to a Change of Control, is referred to as the "Class C Conversion Consideration"). A share of Series A Preferred Stock shall entitle its holder to elect to receive either, but not both, of the Class A Alternative Conversion Consideration or the Class C Alternative Conversion Consideration with respect to such share of Series A Preferred Stock in accordance with this paragraph, and if no election is made such holder shall receive the Class A Alternative Conversion Consideration.

        (e)   If the holders of Class A Stock or Class C Stock, as applicable, have the opportunity to elect the form of consideration to be received in the Change of Control, the Class A Conversion Consideration and Class C Conversion Consideration, as applicable, shall be deemed to be the kind and amount of consideration actually received by holders of a majority of the shares of Class A Stock or Class C Stock, as applicable, that voted for such an election (if electing between two types of consideration) or holders of a plurality of the shares of Class A Stock or Class C Stock, as applicable, that voted for such an election (if electing between more than two types of consideration), as the case may be, and will be subject to any limitations to which all holders of the Class A Stock or Class C Stock, as applicable, are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

        (f)    The Corporation shall not issue fractional shares of Class A Stock or Class C Stock upon the conversion of the Series A Preferred Stock. Instead, the Corporation shall pay the cash value of such fractional shares.

        (g)   Within 15 days following the occurrence of a Change of Control, the Corporation shall provide to holders of Series A Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. This notice shall state the following:

            (i)  the events constituting the Change of Control;

           (ii)  the date of the Change of Control;

          (iii)  the last date on which the holders of Series A Preferred Stock may exercise their Change of Control Conversion Right;

          (iv)  the method and period for calculating the Class A Stock Price and the Class C Stock Price, as applicable;

           (v)  the Change of Control Conversion Date;

          (vi)  that if, prior to the Change of Control Conversion Date, the Corporation has provided or provides irrevocable notice of the election to redeem all or any portion of the Series A Preferred Stock, holders will not be able to convert shares of Series A Preferred Stock designated for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right (unless the Corporation defaults in payment of the redemption price and all accumulated and unpaid dividends);

         (vii)  if applicable, the type and amount of Class A Alternative Conversion Consideration or Class C Alternative Consideration, as applicable, entitled to be received per share of Series A Preferred Stock;

        (viii)  the name and address of the paying agent and the conversion agent;

          (ix)  the procedures that the holders of Series A Preferred Stock must follow to exercise the Change of Control Conversion Right; and

           (x)  the last date on which holders of Series A Preferred Stock may withdraw shares surrendered for conversion and the procedures such holders must follow to effect such a withdrawal.

        (h)   The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post a notice on the website of the Corporation, in any event prior to the opening of business on the first business day following any date on which the Corporation provides the notice described above to the holders of Series A Preferred Stock.

        (i)    To exercise the Change of Control Conversion Right, the holders of Series A Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) representing the shares of Series A Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the transfer agent for the Series A Preferred Stock, or, in the case of Series A Preferred Stock held in global form, comply with the applicable procedures of DTC. The conversion notice must state:

            (i)  the relevant Change of Control Conversion Date;

           (ii)  the number of shares of Series A Preferred Stock to be converted;

          (iii)  any election to receive Class C Conversion Consideration in lieu of Class A Conversion Consideration; and

          (iv)  that the Series A Preferred Stock is to be converted pursuant to the applicable provisions of the Series A Preferred Stock.

        (j)    The "Change of Control Conversion Date" is the date the Series A Preferred Stock is to be converted, which shall be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Corporation provides the notice described above to the holders of Series A Preferred Stock.

        (k)   The "Class A Stock Price" shall be (i) if the consideration to be received in the Change of Control by the holders of Class A Stock is solely cash, the amount of cash consideration per share of Class A Stock or (ii) if the consideration to be received in the Change of Control by holders of Class A Stock is other than solely cash (x) the average of the closing sale prices per share of Class A Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Class A Stock is then traded, (y) the average of the last quoted bid prices for the Class A Stock in the over-the-counter market as reported by OTC Market Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Class A Stock is not then listed for trading on a U.S. securities exchange, or (z) if there are no such quoted bid prices, the value of a share of Class A Stock as determined in good faith by the Board of Directors.

        (l)    The "Class C Stock Price" shall be (i) if the consideration to be received in the Change of Control by the holders of Class C Stock is solely cash, the amount of cash consideration per share of Class C Stock or (ii) if the consideration to be received in the Change of Control by holders of Class C Stock is other than solely cash (x) the average of the closing sale prices per share of Class C Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Class C Stock is then traded, (y) the average of the last quoted bid prices for the Class C Stock in the over-the-counter market as reported by OTC Market Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Class C Stock is not then listed for trading on a U.S. securities exchange, or (z) if there are no such quoted bid prices, the value of a share of Class C Stock as determined in good faith by the Board of Directors.

        (m)  Holders of Series A Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the transfer agent for the Series A Preferred Stock prior to the close of business on the business day prior to the Change of Control Conversion Date. The notice of withdrawal must state:

            (i)  the number of withdrawn shares of Series A Preferred Stock;

           (ii)  if certificated Series A Preferred Stock has been issued, the certificate numbers of the withdrawn shares of Series A Preferred Stock; and

          (iii)  the number of shares of Series A Preferred Stock, if any, which remain subject to the conversion notice.

        (n)   Notwithstanding the foregoing, if the Series A Preferred Stock is held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of DTC.

        (o)   Shares of Series A Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Class A Conversion Consideration or Class C Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless prior to the Change of Control Conversion Date the Corporation has provided or provides notice of the election to redeem such Series A Preferred Stock, whether pursuant to an Optional Redemption, Special Optional Redemption or REIT Qualification Optional Redemption (in which case the holders of Series A Preferred Stock shall not have the conversion right with respect to the shares of Series A Preferred Stock so called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends). If the Corporation elects to redeem Series A Preferred Stock that would otherwise be converted into the applicable Class A Conversion Consideration or Class C Conversion Consideration on a Change of Control Conversion Date, such Series A Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date, in accordance with Optional Redemption, Special Optional Redemption or REIT Qualification Optional Redemption.

        (p)   The Corporation shall deliver amounts owing upon conversion no later than the third business day following the Change of Control Conversion Date.

        (q)   In connection with the exercise of any Change of Control Conversion Right, the Corporation shall comply with all federal and state securities laws and stock exchange rules in connection with any conversion of Series A Preferred Stock into shares of Class A Stock, Class C Stock or other property. Notwithstanding any other provision of the Series A Preferred Stock, no holder of Series A Preferred Stock shall be entitled to convert such Series A Preferred Stock into shares of Class A Stock or Class C Stock to the extent that receipt of such Class A Stock or Class C Stock would cause such holder (or any other person) to exceed the Stock Ownership Limit (unless the Corporation provides an exemption from such limitation for such holder).

        (r)   Except as provided in this Section 7, the Series A Preferred Stock is not convertible into or exchangeable for any other securities or property.

        8.    No Maturity, Sinking Fund or Mandatory Redemption.    The Series A Preferred Stock has no maturity date and the Corporation shall not be required to redeem the Series A Preferred Stock at any time. The Series A Preferred Stock shall not be subject to any sinking fund.

        9.    Voting Rights.

        (a)   Holders of the Series A Preferred Stock shall not have any voting rights, except as set forth below or as required by law or the rules of the NYSE or any other securities exchange or quotation system on which the Series A Preferred Stock is then listed, traded or quoted. On any matters in which the Series A Preferred Stock is entitled to vote, each share shall be entitled to one vote.

        (b)   Whenever dividends on the Series A Preferred Stock are in arrears for six or more quarterly periods (whether or not consecutive), the holders of the Series A Preferred Stock shall be entitled, voting as a single class together with holders of all other series of the Corporation's preferred stock upon which voting rights have been conferred and are exercisable (the "Voting Parity Preferred"), to elect a total of two additional directors to the Board of Directors at a special meeting called by the holders of record of at least 10% of the Series A Preferred Stock or at least 10% of any other Voting Parity Preferred so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the stockholders, in which case, such vote shall be held at the earlier of the next annual or special meeting of stockholders) or at the next annual meeting of stockholders, and at each subsequent annual meeting, until all dividends accumulated on the Series A Preferred Stock for the past dividend periods and the then current dividend period have been fully paid or declared and a sum sufficient for the payment of such dividends has been set aside for payment. If and when all accumulated dividends and the dividend for the then current dividend period on the Series A Preferred Stock shall have been paid in full or set aside for payment in full, the holders of the Series A Preferred Stock shall be divested of the foregoing voting rights (but subject always to the same provision for the vesting of such voting rights in the case of any future arrearages for six or more quarterly periods (whether or not consecutive)), and if all accumulated dividends and the dividend for the then current period have been paid in full or set aside for payment in full on all series of Voting Parity Preferred, the term of office of each director so elected by the holders of the Series A Preferred Stock and the Voting Parity Preferred shall terminate.

        (c)   In addition, the Corporation may not, without the affirmative vote of holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock voting separately as a class:

            (i)  authorize, create or increase the authorized or issued amount of any class or series of capital stock of the Corporation ranking senior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, or reclassify any authorized capital stock into, or create, authorize or issue any obligation or security convertible into, exchangeable for or evidencing the right to purchase, any such senior shares; or

           (ii)  amend, alter or repeal the provisions of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws of the Corporation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or the holders thereof.

        (d)   However, with respect to any such amendment, alteration or repeal of the provisions of the Certificate of Incorporation (including this Certificate of Designations), whether by merger, consolidation or otherwise, so long as the Series A Preferred Stock remains outstanding with the terms thereof materially unchanged, taking into account that, upon the occurrence of such event, the Corporation may not be the surviving entity and such surviving entity may thereafter be the issuer of the Series A Preferred Stock, the occurrence of any such event shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of the Series A Preferred Stock.

        (e)   Any increase in the amount of total authorized preferred stock of the Corporation, or any increase in the amount of authorized shares of the Series A Preferred Stock, or any creation, issuance or increase in the amount of authorized shares of any other series of the preferred stock ranking on parity with or junior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of the Series A Preferred Stock.

        10.    Information Rights.    During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any Series A Preferred Stock is outstanding, the Corporation shall (i) transmit by mail or otherwise provide (or other permissible means under the Exchange Act) to all holders of Series A Preferred Stock as their names and addresses appear in the record books (or otherwise in accordance with the applicable procedures of DTC) and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject thereto (other than any exhibits, including certifications, that would have been required) (ii) promptly, upon request, provide copies of such reports to any prospective holder of Series A Preferred Stock. In such case, the Corporation shall mail (or otherwise provide) the information to the holders of Series A Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC, if the Corporation were subject to Section 13 or 15(d) of the Exchange Act.

        10.    Preemptive Rights.    No holders of the Series A Preferred Stock shall, as holders of Series A Preferred Stock, have any preemptive rights to purchase or subscribe for Class A Stock, Class C Stock or any other security.

* * * * *

APPENDIX B

~~THIRD~~FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

~~GGP~~BROOKFIELD PROPERTY REIT INC.

        The present name of the Corporation is ~~GGP~~Brookfield Property REIT Inc. The Corporation was incorporated under the name "New GGP, Inc." by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on July 1, 2010, which Certificate of Incorporation was amended and restated, and the name of the Corporation was changed to General Growth Properties, Inc., in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware ("DGCL"), by the filing of an Amended and Restated Certificate with the Secretary of State of the State of Delaware on November 9, 2010. The Amended and Restated Certificate of Incorporation of the Corporation was further amended by a Certificate of Amendment filed January 17, 2017 to change the name of the Corporation to GGP Inc., effective January 27, 2017. The Amended and Restated Certificate of Incorporation of the Corporation was amended and restated by the Second Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on May 17, 2017. The Second Amended and Restated Certificate of Incorporation of the Corporation was amended and restated by the Third Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on August 27, 2018 to, among other things, change the name of the Corporation to Brookfield Property REIT Inc. The Third Amended and Restated Certificate of Incorporation of the Corporation was amended by the Certificate of Amendment filed with the Secretary of State of the State of Delaware on August 28, 2018.

        In accordance with Sections 242 and 245 of the DGCL, the ~~Second~~Third Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

ARTICLE I

        The name of the corporation (which is referred to herein as the "Corporation") shall be Brookfield Property REIT Inc.

ARTICLE II

        The address of the Corporation's registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808, County of New Castle. The name of the Corporation's registered agent at such address is Corporation Service Company. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

ARTICLE III

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

        A.    Definitions.    The following definitions shall for all purposes, unless otherwise clearly indicated to the contrary, apply to the terms used in this ~~Third~~Fourth Amended and Restated Certificate of

Incorporation, as it may be amended from time to time in accordance herewith (the "Certificate of Incorporation").

        "Average Market Capitalization" shall mean, for any period of time, the arithmetic mean of the Market Capitalizations for such period.

        "BAM" shall mean Brookfield Asset Management Inc., a corporation organized pursuant to articles of amalgamation under the Business Corporations Act (Ontario) dated January 1, 2005, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

        "Beneficial Ownership" shall mean ownership of shares of Capital Stock by a Person, whether the interest in such shares is held directly or indirectly (including by a nominee), and shall include shares of Capital Stock that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns," "Beneficially Own," and "Beneficially Owned" shall have correlative meanings.

        "Beneficiary" shall mean, with respect to any Trust, one or more organizations described in each of Section 501(c)(3), Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Trust, in accordance with the provisions of subsection G(1) of Article XIV.

        "Board of Directors" shall mean the Board of Directors of the Corporation.

        "~~BPI" shall mean Brookfield Properties, Inc., a Delaware corporation, and shall be deemed to refer to all successors, including, without limitation, by operation of law.~~

        "BPY" shall mean Brookfield Property Partners L.P., a Bermuda exempted limited partnership, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

        "BPY Distributed Right" shall have the meaning as provided in clause (2) of the definition of "Conversion Factor" below.

        "BPY GP" shall mean Brookfield Property Partners Limited, an exempted company existing under the laws of Bermuda.

        "BPY Liquidation Event" shall have the meaning as provided in subsection C(4)(a) of Article IV.

        "BPY Reference Property" shall have the meaning as provided in subsection C(3)(h) of Article IV.

        "BPY Specified Event" shall have the meaning as provided in subsection C(3)(h) of Article IV.

        "BPY Unit" shall mean a limited partnership interest in BPY representing a fractional part of all the limited partner interests in BPY, which is designated as a "Unit", and shall include any limited partnership interest or other equity interest of BPY or any successor to BPY into which such BPY Unit is converted or for which such Unit is exchanged.

        "BPY Unit of Reference Property" shall have the meaning as provided in subsection C(3)(h) of Article IV.

        "BPY Unit Value" shall mean, with respect to a BPY Unit on a particular date, the market price of a BPY Unit on such date or, if such date is not a Trading Day, the most recent Trading Day. The market price for each such Trading Day shall be: (i) (A) if the BPY Units are listed on a U.S. National Securities Exchange, the closing price per BPY Unit (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if the BPY Units are listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per BPY Unit (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if the BPY Units are not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; (iii) if the BPY Units are not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose or (iv) if none of the conditions set forth in clauses (i), (ii) or (iii) is met, then the amount that a holder of one BPY Unit would receive if each of the assets of BPY were sold for its fair market value on such date, BPY were to pay all of its outstanding liabilities and the remaining proceeds were to be distributed to its partners in accordance with the terms of its partnership agreement.

        "BPY Units Amount" shall mean, with respect to Tendered Class A Shares, a number of BPY Units equal to the product of (a) the number of Tendered Class A Shares multiplied by (b) the Conversion Factor in effect on the Valuation Date with respect to such Tendered Class A Shares.

        "BPR OP" shall mean BPR OP, LP, a Delaware limited partnership, and shall be deemed to refer to all successors, including, without limitation, by operation of law.

        "Business Day" shall mean any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

        "Bylaws" shall mean the Bylaws of the Corporation, as amended from time to time in accordance with the terms of this Certificate of Incorporation and the Bylaws.

        "Capital Stock" shall mean the Class A Stock, Class B Stock, Class ~~B-1 Stock, Class~~ C Stock~~, the Common Stock~~ and the Preferred Stock.

        "Cash Amount" shall mean with respect to Tendered Class A Shares, an amount in cash equal to the product of (a) the BPY Units Amount as of the ~~Specified~~ Exchange Date multiplied by (b) the BPY Unit Value as of the Valuation Date with respect to such Tendered Class A Shares.

        "Certificate of Incorporation" shall have the meaning as provided in Section A of Article IV.

        "Class A Distributed Right" shall have the meaning as provided in the definition of "Conversion Factor" below.

        "Class A Dividend" shall have the meaning as provided in subsection C(1)(a) of Article IV.

        "Class A Share" shall mean a share of Class A Stock.

        "Class A Shareholder" shall have the meaning as provided in subsection C(3)(a) of Article IV.

        "Class A Stock" shall have the meaning as provided in Section B of Article IV.

        "Class A Stock Value" shall mean, with respect to a Class A Share on a particular date, the market price of a Class A Share on such date, or, if such date is not a Trading Day, the most recent Trading Day. The market price for each such Trading Day shall be: (i) (A) if the Class A Shares are listed on a U.S. National Securities Exchange, the closing price per Class A Share (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if the Class A Shares are listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per Class A Share (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if the Class A Shares are not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; (iii) if the Class A Shares are not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose or (iv) if none of the conditions set forth in clauses (i), (ii), or (iii) is met then the amount that a holder of one Class A Share would receive if each of the assets of the Corporation were sold for its fair market value on such date, the Corporation were to pay all of its outstanding liabilities and the remaining proceeds were to be distributed to its stockholders in accordance with the terms of this Certificate of Incorporation.

        "Class B Liquidation Amount" shall have the meaning as provided in subsection C(1)(b) of Article IV.

        "Class B Stock" shall have the meaning as provided in Section B of Article IV.

        "Class B-1 Stock" shall have the meaning as provided in Section B of Article IV.

        "Class B-2 Stock" shall have the meaning as provided in Section B of Article IV.

        "Class C Stock" shall have the meaning as provided in Section B of Article IV.

        "Close of Business" shall mean 5:00 p.m., New York City time.

        "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute.

        "Commission" shall mean the United States Securities and Exchange Commission.

        "~~Common Stock" shall have the meaning as provided in Section B of Article IV.~~

        "Constructive Ownership" shall mean ownership of shares of Capital Stock by a Person whether the interest in such shares is held directly or indirectly (including through a nominee), and shall include shares of Capital Stock that would be treated as owned through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns," "Constructively Own," and "Constructively Owned" shall have correlative meanings.

        "Constructive Ownership Limit" shall mean 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Capital Stock, as may be adjusted pursuant to subsection H of Article XIV.

        "Conversion Factor" shall mean 1.0; provided that in the event that:

          (1)   BPY (a) declares or pays a dividend or a distribution on its outstanding BPY Units wholly or partly in BPY Units or makes a distribution to all or substantially all holders of its outstanding BPY Units wholly or partly in BPY Units; (b) splits or subdivides its outstanding BPY Units or (c) effects a reverse unit split or otherwise combines or reclassifies its outstanding BPY Units into a smaller number of BPY Units, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction, (x) the numerator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date for such dividend, distribution or Effective Date for such split, subdivision, reverse split, combination, or reclassification as applicable (assuming for such purpose that such dividend, distribution, split, subdivision, reverse split, combination or reclassification has occurred as of such time), and (y) the denominator of which shall be the actual number of BPY Units (determined without the above assumption) issued and outstanding as of the Close of Business on the Record Date or Effective Date, as applicable, for such distribution, split, subdivision, reverse split, combination or reclassification.

  Any adjustment under this clause (1) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the Effective Date for such split, subdivision, reverse split, combination or reclassification, as applicable. If such dividend or distribution of the type described in this clause (1) is declared but not so paid or made and will not be so paid or made, the Conversion Factor shall be immediately readjusted, effective as of the date the BPY GP determines not to pay such dividend or distribution, to the Conversion Factor that would be in effect if such dividend or distribution had not been declared.

          (2)   BPY distributes any rights, options or warrants to all or substantially all holders of its BPY Units to convert into, exchange for or subscribe for or to purchase or to otherwise acquire BPY Units (or other securities or rights convertible into, exchangeable for or exercisable for BPY Units), whether or not any such right, option or warrant is immediately exercisable at a price per unit that is less than the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (each a "BPY Distributed Right"), then, as of the Record Date of such BPY Distributed Rights or, if later, the time such BPY Distributed Rights become exercisable, the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date (or, if later, the date such BPY Distributed Rights become exercisable) plus the maximum number of BPY Units deliverable or purchasable under such BPY Distributed Rights and (b) the denominator of which shall be the number of BPY Units issued and outstanding as of the Close of Business on the Record Date plus a fraction (x) the numerator of which is the minimum aggregate purchase price under such BPY Distributed Rights of the maximum number of BPY Units purchasable under such BPY Distributed Rights and (y) the denominator of which is the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (or, if later, the date such BPY Distributed Rights become exercisable); provided, however, that, if any such BPY Distributed Rights expire or become no longer exercisable, then the Conversion Factor shall be adjusted, effective retroactive to the Record Date of the BPY Distributed Rights, to reflect a reduced maximum number of BPY Units or any change in the minimum aggregate purchase price for the purposes of the above fraction.

  Any adjustment under this clause (2) will be made successively whenever such rights, options or warrants are issued and shall become effective immediately after the Open of Business on the Record Date for such issuance. To the extent that the BPY Units are not delivered and will not be delivered after the exercise of such rights, options or warrants, the Conversion Factor shall be decreased to the Conversion Factor that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of BPY Units actually delivered. If such rights, options or warrants are not so issued, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such Record Date for such issuance had not occurred.

  In determining whether any rights, options or warrants entitle holders of BPY Units to subscribe for or to purchase or to otherwise acquire BPY Units (or other securities or rights convertible into, exchangeable for or exercisable for BPY Units) at a price per unit that is less than the average of the BPY Unit Value of a BPY Unit for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the minimum aggregate purchase price under such BPY Distributed Rights, there shall be taken into account any consideration received by BPY for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the BPY GP.

          (3)   (A) BPY shall, by dividend or otherwise, distribute to all or substantially all holders of BPY Units evidences of its indebtedness or assets (including securities, but excluding all dividends and distributions paid exclusively in cash, dividends and distributions referred to in subsection (1) or (2) above or any Spin-off referred to in clause 3(B) below) or rights, options or warrants to convert into, exchange for or subscribe for or to purchase or to otherwise acquire such securities, then the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the average of the BPY Unit Value of a BPY Unit over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the Record Date and (b) the denominator of which shall be the average of the BPY Unit Value of a BPY Unit over the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the Record Date less the fair market value on the Record Date (as determined by the BPY GP) of the portion of the evidences of indebtedness or assets, rights, options or warrants so distributed applicable to one BPY Unit.

  Any adjustment made under this clause (3)(A) will become effective immediately after the Open of Business on the Record Date for such distribution. If such distribution is not paid or made, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to pay or make such distribution, to be the Conversion Factor that would then be in effect if such distribution had not been declared.

  Notwithstanding the foregoing, if the fair market value (as determined by the BPY GP) of the portion of the evidences of indebtedness or assets, rights, options or warrants distributable to one BPY Unit is equal to or greater than the average BPY Unit Value referenced above in this clause (3)(A), in lieu of the foregoing adjustment, each Class A Shareholder shall receive from the Corporation, in respect of each share of Class A Stock, a distribution of cash payable out of the funds legally available therefor (at the same time as holders of the BPY Units), that in the determination of the Corporation, is comparable as a whole in all material respects with the amount of BPY indebtedness or assets or rights, options or warrants to convert into, exchange for or subscribe for or to purchase or to otherwise acquire such securities that such holder would have received if such holder owned a number of BPY Units equal to the Conversion Factor in effect on the Record Date.

            (B)  With respect to an adjustment pursuant to this clause (3) where there has been a Spin-off relating to BPY, the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the average of the Last Reported Sale Prices of the capital stock or similar equity interest distributed to BPY Unit holders over the Valuation Period plus the average of the BPY Unit Value of a BPY Unit over the Valuation Period and (b) the denominator of which shall be the average of the BPY Unit Value of a BPY Unit over the Valuation Period; provided that, if the Corporation elects to pay cash in lieu of making an adjustment to the Conversion Factor provided by this clause 3(B), the Corporation shall be required to pay and the Class A Shareholders shall be entitled to receive, cash to the Class A Shareholders on the third (3rd) Business Day immediately following the last Trading Day of the Valuation Period in an amount calculated by multiplying the BPY Unit Value on the Record Date by the amount of the incremental increase in the Conversion Factor.

    Any adjustment pursuant to this clause (3)(B) will be made immediately after the Close of Business on the last Trading Day of the Valuation Period, but will be given effect as of the Open of Business on the Record Date for such Spin-off. Notwithstanding the foregoing, in respect of any exchange during the Valuation Period, references above to "ten (10) consecutive Trading Days" shall be deemed to be replaced with such lesser number of

    Trading Days as have elapsed between the Record Date of such Spin-off and the Trading Day immediately preceding the ~~Specified~~ Exchange Date in determining the Conversion Factor. If any such Spin-off does not occur, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to proceed with the Spin-off, to be the Conversion Factor that would then be in effect if such Spin-off had not been pursued.

          (4)   BPY pays any cash dividend or distribution to all or substantially all holders of BPY Units in excess of any cash dividend or distribution the Corporation pays to all or substantially all Class A Shareholders during any calendar quarter, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which is the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date and (b) the denominator of which is the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date less the Excess Cash for such quarter; provided, however, if and when the Class A Shareholders receive the full amount of the Class A Dividend for the current quarter and all prior periods, then the Conversion Factor shall be decreased to the Conversion Factor that would have been in effect had no Excess Cash been paid.

  Any adjustment under this clause (4) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution. If no such excess is or will be actually paid to holders of BPY Units, the Conversion Factor shall be decreased, effective as of the date the BPY GP determines not to make or pay such dividend or distribution, to be the Conversion Factor that would then be in effect if such dividend or distribution had not been declared.

  Notwithstanding the foregoing, if the Excess Cash is equal to or greater than the BPY Unit Value of a BPY Unit on the Trading Day immediately preceding the Record Date, in lieu of the foregoing adjustment, each Class A Shareholder shall receive from the Corporation out of funds legally available therefor, in respect of each share of Class A Stock, at the same time and upon the same terms as holders of the BPY Units, the Excess Cash that such holder would have received if such holder owned a number of BPY Units equal to the Conversion Factor on the Record Date.

          (5)   BPY or one of its subsidiaries shall make a payment in respect of a tender or exchange offer for the BPY Units, to the extent that the cash and value of any other consideration included in the payment per BPY Unit exceeds the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the "Expiration Date"), then the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Trading Day next succeeding the Expiration Date by a fraction (a) the numerator of which shall be the aggregate value of all cash and any other consideration (as determined by the Corporation) paid or payable for BPY Units purchased or exchanged in such tender or exchange offer plus the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date multiplied by the number of BPY Units issued and outstanding immediately after the Expiration Date (after giving effect to the purchase of all BPY Units accepted for purchase or exchange in such tender or exchange offer, without duplication), and (b) the denominator of which is the number of BPY Units issued and outstanding immediately prior to the Expiration Date (before giving effect to the purchase of the BPY Units accepted for purchase or exchange in such tender or exchange offer) multiplied by the average of the BPY Unit Value over the ten (10) consecutive Trading Day period commencing on, and including, the Trading Day next succeeding the Expiration Date.

  Any adjustment under this clause (5) will be made at the Close of Business on the tenth (10th) Trading Day immediately following, and including, the Trading Day next succeeding the Expiration Date and shall be given effect as of the Open of Business on the day next succeeding the Expiration Date.

  Notwithstanding the foregoing, in respect of any exchange during the Valuation Period, references above to "ten (10) consecutive Trading Days" shall be deemed to be replaced with such lesser number of Trading Days as have elapsed between the Expiration Date and the Trading Day immediately preceding the ~~Specified~~ Exchange Date in determining the Conversion Factor.

          (6)   the Corporation (a) declares or pays a dividend on its outstanding Class A Stock wholly or partly in Class A Shares or makes a distribution to all or substantially all holders of its outstanding Class A Shares wholly or partly in Class A Shares; (b) splits or subdivides its outstanding Class A Shares or (c) effects a reverse stock split or otherwise combines or reclassifies its outstanding Class A Shares into a smaller number of Class A Shares, then the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect prior to the Open of Business on the Record Date by a fraction, (x) the numerator of which shall be the actual number of Class A Shares issued and outstanding immediately prior to the Open of Business on the Record Date for such dividend or distribution or Effective Date for such split, subdivision, reverse split combination or reclassification, as applicable, without taking into account such dividend, distribution, split subdivision, reverse split combination or reclassification, and (y) the denominator of which shall be the number of Class A Shares issued and outstanding immediately after the Open of Business on the Record Date or Effective Date, as applicable, for such dividend, distribution, split, subdivision, reverse split combination or reclassification (assuming for such purpose that such dividend, distribution, split, subdivision, reverse split combination or reclassification has occurred as of such time).

  Any adjustment under this clause (6) shall become effective immediately after the Open of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the Effective Date for such share split, subdivision, combination or reclassification, as applicable. If such dividend or distribution of the type described in this clause (6) is declared but not so paid or made and will not be so paid or made, the Conversion Factor shall be immediately readjusted, effective as of the date the Board of Directors of the Corporation determines not to pay such dividend or distribution, to the Conversion Factor that would be in effect if such dividend or distribution had not been declared;

          (7)   the Corporation distributes any rights, options or warrants to all or substantially all holders of its Class A Stock to subscribe for or to purchase or to otherwise acquire Class A Shares (or other securities or rights convertible into, exchangeable for or exercisable for Class A Shares) at a price per share that is less than the average of the Class A Stock Value of a Class A Share for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (each a "Class A Distributed Right"), then, as of the Record Date of such Class A Distributed Rights or, if later, the time such Class A Distributed Rights become exercisable, the Conversion Factor shall be adjusted by multiplying the Conversion Factor in effect immediately prior to the Open of Business on the Record Date by a fraction (a) the numerator of which shall be the number of Class A Shares issued and outstanding as of the Close of Business on the Record Date plus a fraction (x) the numerator of which is the minimum aggregate purchase price under such Class A Distributed Rights of the maximum number of Class A Shares deliverable or purchasable under such Class A Distributed Rights and (y) the denominator of which is the average of the Class A Stock Value of a Class A Share for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance (or, if later, the date such Class A Distributed Rights become exercisable) and (b) the denominator of which shall be the number of Class A Shares issued and outstanding as of the Close of Business on the Record Date (or, if later, the date such Class A Distributed Rights become exercisable) plus the maximum number of shares Class A Stock purchasable under such Class A Distributed Rights; provided, however, that, if any such Class A Distributed Rights expire or become no longer exercisable, then the Conversion Factor shall be adjusted, effective retroactive to the Record Date of the Class A Distributed Rights, to reflect a reduced maximum number of Class A Shares or any change in the minimum aggregate purchase price for the purposes of the above fraction.

  Any adjustment under this clause (7) will be successively made whenever such rights, options or warrants are issued and shall become effective immediately after the Open of Business on the Record Date for such issuance. To the extent that the Class A Stock is not and will not be delivered after the exercise of such rights, options or warrants, the Conversion Factor shall be increased to the Conversion Factor that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Class A Stock actually delivered. If such rights, options or warrants are not and will not be so issued, the Conversion Factor shall be increased, effective as of the date the Board of Directors of the Corporation determines not to issue such rights, options or warrants, to the Conversion Factor that would then be in effect if such Record Date for such issuance had not occurred.

  In determining whether any rights, options or warrants entitle Class A Shareholders to subscribe for or to purchase or to otherwise acquire Class A Stock (or other securities or rights convertible into, exchangeable for or exercisable for Class A Stock) at a price per share that is less than the average of the Class A Stock Value of a share of Class A Stock for the ten (10) consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the date of announcement of such issuance, and in determining the minimum aggregate purchase price of such shares of Class A Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors; and

  Any adjustment to the Conversion Factor shall be calculated up to four (4) decimal places. Within ten (10) Business Days of the effectiveness of any adjustment or readjustment of the Conversion Factor, the Corporation shall make a public announcement of such adjustment or readjustment.

  Notwithstanding the foregoing, the Conversion Factor shall not be adjusted in connection with (a) an event described in clauses (1) through (5) above if, in connection with such event, the Corporation makes a distribution of cash, Class A Stock, BPY Units and/or rights, options or warrants to acquire Class A Stock and/or BPY Units with respect to all applicable Class A Stock or effects a reverse split of, or otherwise combines or makes an offer for, the Class A Stock, as applicable, that, in the determination of the Corporation, is comparable as a whole in all material respects with such event or (b) an event described in clauses (6) through (7) above if, in connection with such event, BPY makes a distribution of cash, Class A Stock, BPY Units and/or rights, options or warrants to acquire Class A Stock and/or BPY Units with respect to all applicable BPY Units or effects a reverse split of, or otherwise combines or makes an offer for, the BPY Units, as applicable, that, in the determination of the Corporation, is comparable as a whole in all material respects with such event.

        "Corporation" shall have the meaning as provided in Article I of this Certificate of Incorporation.

        "Corporation Reference Property" shall have the meaning as provided in subsection C(3)(i) of Article IV.

        "Corporation Specified Event" shall have the meaning as provided in subsection C(3)(i) of Article IV.

        "Corporation Unit of Reference Property" shall have the meaning as provided in subsection C(3)(i) of Article IV.

        "Covered Person" shall have the meaning as provided in Article VII of this Certificate of Incorporation.

        "Designated Proxy Firm" shall have the meaning as provided in subsection G(4) of Article XIV.

        "DGCL" shall have the meaning as provided in the recitals of this Certificate of Incorporation.

        "Dividend Coverage Ratio" shall mean, at any time, a ratio of (a) the Corporation's funds from operations, as calculated in accordance with the definition of funds from operations used by the National Association of Real Estate Investment Trusts, for the immediately preceding fiscal quarter, to (b) the product of (i) the amount of the most recent regular quarterly distribution declared by BPY on each BPY Unit, times (ii) the number of shares of Class A Stock outstanding at such time.

        "Effective Date" shall mean the first date on which the BPY Units or Class A Stock, as applicable, trade on the applicable exchange or in the applicable market, regular way, reflecting the relevant unit or share split, subdivision, reserve split, combination or reclassification, as applicable.

        "Excess Cash" shall mean the amount in cash that is equal to the amount of the cash dividend or distribution on a BPY Unit in excess of the cash dividend or distribution on a Class A Share during a quarter.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Exchange Date" shall mean the date upon which a Tendering Class A Shareholder's Exchange Right has been satisfied by the delivery of either the Cash Amount or BPY Units Amount to such Tendering Class A Shareholder with respect to its Tendered Class A Shares.

        "Exchange Right" shall have the meaning as provided in subsection C(3)(a) of Article IV.

        "Expiration Date" shall have the meaning as provided in clause (5) of the definition of "Conversion Factor" above.

        ~~"GGP OP" shall mean GGP Operating Partnership, LP, a Delaware limited partnership, and shall be deemed to refer to all successors, including, without limitation, by operation of law.~~

        ~~"Investment Agreements" shall mean (i) that certain Amended and Restated Cornerstone Investment Agreement, effective as of March 31, 2010, by and between General Growth Properties, Inc. and REP Investments LLC, (ii) that certain Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, by and between General Growth Properties, Inc. and The Fairholme Fund and Fairholme Focused Income Fund and (iii) that certain Amended and Restated Stock Purchase Agreement, effective as of March 31, 2010, by and between General Growth Properties, Inc. and Pershing Square Capital Management, L.P., on behalf of Pershing Square L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd.; each as may be further amended or modified from time to time.~~

        "Last Reported Sale Price" shall mean, with respect to a security on a particular date, the market price of such security on such date, or, if such date is not a Trading Day, the most recent Trading Day. The market price for each such Trading Day shall be: (i) (A) if such security is listed on a U.S. National Securities Exchange, the closing price per security (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange or (B) if such security is listed on a non-U.S. National Securities Exchange, the U.S. dollar equivalent (calculated as of the Close of Business of such date) of the closing price per security (or, if no closing price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such day as reported in composite transactions for such National Securities Exchange; (ii) if such security is not listed or admitted to trading on any National Securities Exchange, the last quoted bid price on such day in the over-the-counter market on such day as reported by OTC Markets Group Inc. or a similar organization; or (iii) if such security is not so quoted, the average of the mid-point of the last bid and ask prices on such day from each of at least three nationally recognized independent investment banking firms selected by the Corporation for such purpose.

        "Liquidation Event" shall have the meaning as provided in subsection C(4)(a) of Article IV.

        "Market Capitalization" shall mean, for any particular Trading Day, the Class A Stock Value multiplied by the number of shares of Class A Stock outstanding on such Trading Day.

        "Market Capitalization Liquidation Event" shall have the meaning as provided in subsection C(4)(a) of Article IV.

        "Market Price" on any date shall mean the fair market value of the relevant Capital Stock, as determined in good faith by the Board of Directors.

        "National Securities Exchange" shall mean an exchange registered with the Commission under Section 6(a) of the Exchange Act, any other domestic exchange, whether or not so registered, or the Toronto Stock Exchange.

        "Non-Transfer Event" shall mean an event, other than a purported Transfer, that would cause any Person to Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit. Non-Transfer Events include, but are not limited to, (i) the granting of any option or entering into any agreement for the sale, transfer, or other disposition of shares of Capital Stock, (ii) the sale, transfer, assignment, or other disposition of any securities or rights convertible into or exchangeable for shares of Capital Stock, (iii) a Person purchasing or otherwise acquiring an interest in a Person which Beneficially Owns shares of Capital Stock, or (iv) a redemption, repurchase, restructuring or similar transaction with respect to a person that Beneficially Owns shares of Capital Stock.

        "Notice of Exchange" shall mean a Notice of Exchange substantially in the form set forth on Exhibit A hereto.

        "Open of Business" shall mean 9:00 a.m., New York City time.

        "Permitted Transferee" shall mean any Person designated as a Permitted Transferee in accordance with the provisions of subsection G(5) of Article XIV.

        "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock corporation, or other entity.

        "Preferred Stock" shall have the meaning as provided in Section B of Article IV.

        "Preferred Stock Designation" shall have the meaning as provided in Section D of Article IV.

        "Proceeding" shall have the meaning as provided in Article VII.

        "Prohibited Owner" shall mean, with respect to any purported Transfer or Non-Transfer Event, any Person who, but for the provisions of subsection B of Article XIV hereof, would (i) Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit (but such Person will be considered a Prohibited Owner only with respect to those shares in excess of the applicable limit), (ii) Constructively

Own shares of Capital Stock in excess of the Constructive Ownership Limit (but such Person will be considered a Prohibited Owner only with respect to those shares in excess of the applicable limit), (iii) cause the shares of Capital Stock to be beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (iv) cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code, or (v) cause the Corporation or any of its Subsidiaries to Constructively Own 9.9% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, and if appropriate in the context, shall also mean any Person who would own record title to shares of Capital Stock that the Prohibited Owner would have so owned.

        "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of BPY Units and/or Class A Stock have the right to receive any cash, securities, assets or other property or in which BPY Units and/or Class A Stock are exchanged for or converted into any combination of securities, cash, assets or other property, the date fixed for determination of holders of BPY Units and/or Class A Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or the BPY GP, as applicable, or a duly authorized committee thereof, statute, contract or otherwise).

        "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code.

        "REIT Requirements" shall mean the requirements contained in Sections 856 through 860 of the Code which must be satisfied in order for the Corporation to qualify as a REIT.

        "Restriction Termination Date" shall mean the first day after the date on which the Board of Directors determines that it is no longer in the best interests of the Corporation to qualify as a REIT.

        "Rights Agent" shall mean Wilmington Trust, National Association or any successor thereto as rights agent for the Secondary Exchange Amount.

        "Rights Agreement" shall mean that certain Rights Agreement, dated as of April 27, 2018, by and between BAM and the Rights Agent as it may be amended or modified from time to time in accordance with the terms thereof.

        "Secondary Exchange Amount" shall mean the BPY Units Amount or, at the election of BAM, the Cash Amount, in each case, on the terms and subject to the conditions of the Rights Agreement.

        "Secondary Exchange Date" shall mean with respect to any Class A Share, the date that is two (2) Business Days following the applicable Specified Exchange Date with respect to such Class A Share.

        "Secondary Exchange Right" shall have the meaning set forth in subsection C(3)(b) of Article IV.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Series B Certificate of Designations" shall mean that certain Certificate of Designations setting forth the powers, designations, preferences and other special rights of the Series B Preferred Stock ~~(but not the Class B-1 Stock)~~, as filed with the Secretary of State of the State of Delaware, which Series B Certificate of Designations ~~shall have no force or effect as of the date of this Third~~has been superseded in its entirety by this Fourth Amended and Restated Certificate of Incorporation of the Corporation.

        "Series B Preferred Stock" shall have the meaning as provided in Section B of Article IV.

        "Shares-in-Trust" shall mean any shares of Capital Stock designated Shares-in-Trust pursuant to subsection B of Article XIV.

        "Specified Exchange Date" shall mean, with respect to each Notice of Exchange for which an Exchange Date has not occurred prior thereto, the tenth (10th) Business Day following the delivery of such Notice of Exchange to the Corporation.

        "Spin-off" shall mean a payment by BPY of a dividend or other distribution on the equity interests of an entity of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of such entity, that are, or, when issued, will be, listed or admitted for trading on a U.S. National Securities Exchange.

        "Stock Ownership Limit" shall mean 9.9% of the number or value, whichever is more restrictive, of the outstanding shares of Capital Stock, as may be adjusted pursuant to subsection H of Article XIV.

        "Subsidiary" shall have the meaning set forth in subsection A(4) of Article XIV.

        "Tendered Class A Shares" shall have the meaning as provided in subsection C(3)(a) of Article IV.

        "Tendering Class A Shareholder" shall have the meaning as provided in subsection C(3)(a) of Article IV.

        "Trading Day" shall mean a day on which (a) trading in the BPY Units or Class A Stock, as applicable, generally occurs on a National Securities Exchange or, if the BPY Units or Class A Stock, as applicable, are not then listed on a National Securities Exchange, on the principal other market on which the BPY Units or Class A Stock, as applicable, are then traded and (b) a Last Reported Sale Price for the BPY Units or Class A Stock, as applicable, is available on such securities exchange or market. If the BPY Units or Class A Stock, as applicable, are not so listed or traded, "Trading Day" means a "Business Day."

        "Transfer" (as a noun) shall mean any issuance, sale, transfer, gift, assignment, devise, or other disposition of shares of Capital Stock, whether voluntary or involuntary, whether of record, constructively or beneficially, and whether by operation of law or otherwise. "Transfer" (as a verb) shall have the correlative meaning.

        "Trust" shall mean any separate trust created pursuant to subsection B of Article XIV and administered in accordance with the terms of subsection G of Article XIV, for the exclusive benefit of any Beneficiary.

        "Trustee" shall mean any Person or entity that is not an affiliate of either the Corporation or any Prohibited Owner, such Trustee to be designated by the Corporation to act as trustee of any Trust, or any successor trustee thereof.

        "Valuation Date" shall mean the date of receipt by the Corporation of a Notice of Exchange or, if such date is not a Business Day, the first (1st) Business Day thereafter.

        "Valuation Period" shall mean, with respect to any Spin-off, the ten (10) consecutive Trading Day period commencing on, and including, the Record Date of the Spin-off.

        "Voting Stock" shall have the meaning as provided in subsection C(2)(e) of Article ~~VI~~IV.

        "VWAP" shall mean, for any security as of any date, the dollar volume-weighted average price for such security during the relevant period, as displayed under the heading "Bloomberg VWAP" on Bloomberg page "BPY <equity> AQR" (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day (or, if such volume-weighted average price is unavailable, the market value of such security on such Trading Day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Corporation).

        B.    Classes and Number of Shares.    The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is Eleven Billion Five Hundred Million (11,500,000,000) shares, consisting of (i) Five Hundred Million (500,000,000) shares of preferred stock, par value $0.01 per share (the "Preferred Stock"), of which, pursuant to Paragraph D of this Article IV, Eleven Million

Five Hundred Thousand (11,500,000) shares are designated as "6.375% Series A Cumulative Redeemable Preferred Stock" and Four Hundred Twenty Five Million (425,000,000) are designated as "Series B Preferred Stock" ~~(and which Series B Preferred Stock shall be hereafter known as the "Class B Stock", and shall have solely the rights, powers, preferences and other terms of the Class B Stock as set forth herein), (ii) Nine Hundred Sixty Five Million (965,000,000) shares of common stock, par value $0.01 per share (the "Common Stock"), (iii)~~, (ii) Four Billion Five Hundred Seventeen Million Five Hundred Thousand (4,517,500,000) shares of class A stock, par value $0.01 per share (the "Class A Stock"), (~~iv~~iii) Four Billion Five Hundred Seventeen Million Five Hundred Thousand (4,517,500,000) shares of class B-1 stock, par value $0.01 per share (the "Class B-1 Stock"), (iv) Nine Hundred Sixty Five Million (965,000,000) shares of class B-2 stock, par value $0.01 per share (the "Class B-2 Stock") and (v) One Billion (1,000,000,000) shares of class C stock, par value $0.01 per share (the "Class C Stock"). Except as expressly provided to the contrary in this Certificate of Incorporation, each reference in this Certificate of Incorporation (including Exhibit B, but excluding the Series B Certificate of Designations) to "Class B Stock" shall be deemed, mutatis mutandis, to be a reference to Class B-1 Stock and Class B-2 Stock.

        C.    Class A Stock, Class B Stock,Series B Preferred Stock andClass C ~~Stock and Common~~ Stock. The rights, preferences, privileges, restrictions and other matters relating to the Class A Stock, Class B Stock, Series B Preferred Stock and Class C Stock ~~and Common Stock~~ are as follows:

          (1)    Dividend Rights.    The holders of Class A Stock, Class B Stock, Series B Preferred Stock and Class C Stock ~~and Common Stock~~ shall be entitled to receive dividends from the Corporation as follows:

            (a)   Each Class A Shareholder, with respect to a Class A Share, subject to the prior rights of holders of all classes and series of Preferred Stock (other than the ~~Class B Stock and the~~ Series B Preferred Stock) at the time outstanding having prior rights as to dividends, shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, the Class A Dividend. The "Class A Dividend" shall mean cumulative dividends per share in a cash amount equal in value to (i) the amount of any dividend or other distribution made on a BPY Unit multiplied by (ii) the Conversion Factor in effect on the date of declaration of such dividend. The dividends upon the Class A Shares shall, if and to the extent declared by the Board of Directors, be paid in arrears (without interest) on the dividend payment date with respect thereto. If the full amount of the Class A Dividend is not declared and paid on such dividend payment date, then the Class A Dividend shall accrue and accumulate, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment thereof and whether or not such distributions are earned, declared or authorized. The record and payment dates for the dividends or other distributions upon the shares of Class A Stock, to the extent not prohibited by applicable law, shall be the same as the record and payment dates for the dividends or other distributions upon the BPY Units. Any dividend payment made on shares of the Class A Stock shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares of Class A Stock which remains payable. If, in connection with the exercise of any Class A Shareholder's Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount), then payment in full of such amount shall be prior and in preference to any dividend or distributions on the Class A Stock, Class B Stock, Series B Preferred Stock and Class C ~~Stock and Common~~ Stock. In addition, if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders do not receive, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be, then payment in full of such cash amount shall be prior and in preference to any dividend or distributions on the Class A Stock, Class B Stock, Series B Preferred Stock and Class C Stock ~~and Common Stock~~. All Class A Dividends shall be paid prior and in preference to any dividends or distributions on the Class B Stock, Series B Preferred Stock or Class C Stock ~~or the Common Stock~~ and shall be fully declared and paid or set aside before any dividends are declared and paid or any other distributions are made on any Class B Stock, Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof)~~,~~ or Class C Stock ~~or the Common Stock~~. The holders of Class A Stock shall not be entitled to any dividends from the Corporation other than the Class A Dividend. Any dividends paid to the holders of Class A Shares shall be paid pro rata, on an equal priority, pari passu basis.

            (b)   Holders of the then outstanding shares of Class B Stock, subject to the prior rights as to dividends of holders of Class A Stock as set forth in subsection C(1)(a) and this subsection C(1)(b) (including the prior rights of holders of Class A Stock as to any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), shall be entitled to receive cumulative cash dividends (whether or not declared), out of any assets of the Corporation legally available therefor, at the rate of 10.0% per year of the liquidation amount per share until June 25, 2019, and at the rate of 6.5% per year of the liquidation amount per share effective June 26, 2019 and thereafter, with such Class B Liquidation Amount per share equal to $21.39 (the "Class B Liquidation Amount") (which was the last closing price of a share of the Corporation's then-outstanding common stock on the New York Stock Exchange on the Trading Day immediately preceding the date that the Series B Certificate of Designations was filed with the Secretary of State of the State of Delaware), which cumulative cash dividends shall begin to accrue on the date that the applicable shares of Class B Stock are issued. Dividends upon the shares of Class B Stock shall only be paid when, as and if declared by the Board of Directors; however, dividends on the Class B Stock shall accumulate whether or not so declared. Dividends on the Class B Stock shall be cumulative and shall be payable (when, as and if declared by the Board of Directors) quarterly in arrears on a date determined by the Board of Directors; provided, however, that the first payment date (when, as and if declared by the Board of Directors) with respect to dividends on the Class B Stock shall not be before January 15, 2019. Notwithstanding anything herein to the contrary, at the discretion of the Board of Directors, (i) dividends on the Class B-1 Stock may be paid by an in-kind distribution of additional shares of Class B-1 Stock, with a liquidation preference equal to the Class B Liquidation Amount, or of any other class of shares of Capital Stock of the Corporation ranking junior to the Class A Stock, and (ii) dividends on the Class B-2 Stock may be paid by an in-kind distribution of additional shares of Class B-2 Stock, with a liquidation preference equal to the Class B Liquidation Amount, or of any other class of shares of Capital Stock of the Corporation ranking junior to the Class A Stock. The Corporation shall pay dividends on the Class B Stock to holders of record as they appear in the stock records at the Close of Business on the applicable Record Date. The record and payment dates for dividends on shares of Class B Stock shall be such dates that the Board of Directors shall designate for the payment of such dividends. Notwithstanding anything to the contrary set forth herein, and except for distributions to the holders of shares of the Class B Stock in shares of any other class or series of stock of the Corporation ranking junior to the Class A Stock, the holders of shares of the Class B Stock, as a separate class, shall not be entitled to receive dividends, redemptions or other distributions (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), and no dividends or distributions on the Class B Stock shall be declared or paid or set apart for payment, and no other transfer or distribution of cash, assets or other property may be declared or made, directly or indirectly, on or with respect to, any shares of Class B Stock for any period, nor shall any shares of Class B Stock be redeemed, purchased or otherwise acquired for any consideration (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), nor shall any funds be paid or made available for a sinking fund for the redemption of such shares of Class B Stock, and no other transfer or distribution of cash, assets or other property may be made, directly or indirectly, on or with respect to any shares of Class B Stock by the Corporation, (i) unless and until (A) the Corporation has paid, with respect to each outstanding Class A Share, the aggregate Class A Dividend in the then current dividend period and for any prior dividend periods beginning on the date of issuance of such Class A Share and (B) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if, in connection with the exercise of any Class A Shareholder's Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount) or (iii) if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders have not received, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be. The Corporation shall not declare dividends, redemptions or other distributions on the Class B Stock, or pay or set apart for payment of dividends, redemptions or other distributions on the Class B Stock, if the terms of any of the agreements of the Corporation, including any agreement relating to the indebtedness of the Corporation, prohibit such a declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach of or default under such an agreement. Likewise, no dividends, redemptions or other distributions on the Class B Stock shall be declared by the Board of Directors or paid or set apart for payment if such declaration or payment is restricted or prohibited by law. Dividends on the Class B Stock shall accrue and accumulate, however, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of dividends and whether or not such dividends are declared by the Board of Directors. When full cumulative dividends are not paid (or the Corporation does not set apart a sum sufficient to pay in full cumulative dividends for all past dividend periods and the current dividend period) upon the Class B Stock and the shares of any other class or series of stock of the Corporation ranking on parity as to dividend rights with the Class B Stock, all dividends declared upon the Class B Stock and any other class or series of stock ranking on parity as to dividend rights with the Class B Stock shall be declared pro rata, so that the ratio of the amount of dividends declared per share of the Class B Stock bearing to that of such other class or series of stock of the Corporation will in all cases be the same as the ratio of the accumulated dividends per share of the Class B Stock bearing to that of such other class or series of stock (which will not include any accrual or accumulation in respect of unpaid dividends for prior dividend periods if such other class or series of stock does not have a cumulative dividend). No interest shall be payable in respect of any dividend payment on the Class B Stock that may be in arrears. Holders of shares of the Class B Stock shall not be entitled to any dividend or other distribution, whether payable in cash, assets, property, or Capital Stock of the Corporation or otherwise, in each case, if such dividend or distribution would be in excess of the full cumulative dividends on the Class B Stock to which they are entitled. Any dividend payment made on shares of the Class B Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares that remains payable.

            ~~(b)~~(c)  Holders of the then outstanding shares of ~~Class~~Series B Preferred Stock, subject to the prior rights as to dividends of holders of Class A Stock and Class B Stock as set forth in ~~subsection~~subsections C(1)(a), C(1)(b) and this subsection C(1)(~~b~~c) (including the prior rights of holders of Class A Stock as to any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), shall be entitled to receive cumulative cash dividends (whether or not declared), out of any assets of the Corporation legally available therefor, at the rate of 10.0% per year of the ~~liquidation amount (the "~~Class B Liquidation Amount~~") per share, with such~~ until June 25, 2019, and at the rate of 8.65% per year of the Class B Liquidation Amount ~~per share equal to the last closing price of a share of Common Stock on the New York Stock Exchange on the Trading Day immediately preceding the date that the Series B Certificate of Designations was filed with the Secretary of State of the State of Delaware~~effective June 26, 2019 and thereafter, which cumulative cash dividends shall begin to accrue on the date that the applicable shares of ~~Class~~Series B Preferred Stock are issued. Dividends upon the shares of ~~Class~~Series B Preferred Stock shall only be paid when, as and if declared by the Board of Directors; however, dividends on the ~~Class~~Series B Preferred Stock shall accumulate whether or not so declared. Dividends on the ~~Class~~Series B Preferred Stock shall be cumulative and shall be payable (when, as and if declared by the Board of Directors) quarterly in arrears on a date determined by the Board of Directors; provided, however, that the first payment date (when, as and if declared by the Board of Directors) with respect to dividends on the ~~Class~~Series B Preferred Stock shall not be before January 15, 2019. Notwithstanding anything herein to the contrary, at the discretion of the Board of Directors, dividends on the ~~Class~~Series B Preferred Stock may be paid by an in-kind distribution of additional shares of ~~Class~~Series B Preferred Stock, with a liquidation preference equal to the Class B Liquidation Amount, or of any other class of shares of Capital Stock of the Corporation ranking junior to the Class ~~A~~B Stock. The Corporation shall pay dividends on the ~~Class~~Series B Preferred Stock to holders of record as they appear in the stock records at the Close of Business on the applicable Record Date. The record and payment dates for dividends on shares of ~~Class~~Series B Preferred Stock shall be such dates that the Board of Directors shall designate for the payment of such dividends. Notwithstanding anything to the contrary set forth herein, and except for distributions to the holders of shares of the ~~Class~~Series B Preferred Stock in shares of any other class or series of stock of the Corporation ranking junior to the Class ~~A~~B Stock, the holders of shares of the ~~Class~~Series B Preferred Stock, as a separate class, shall not be entitled to receive dividends, redemptions or other distributions (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), and no dividends or distributions on the ~~Class~~Series B Preferred Stock shall be declared or paid or set apart for payment (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), and no other transfer or distribution of cash, assets or other property may be declared or made, directly or indirectly, on or with respect to, any shares of ~~Class~~Series B Preferred Stock for any period, nor shall any shares of ~~Class~~Series B Preferred Stock be redeemed, purchased or otherwise acquired for any consideration (payable in cash, assets, property or Capital Stock of the Corporation or otherwise), nor shall any funds be paid or made available for a sinking fund for the redemption of such shares of ~~Class~~Series B Preferred Stock, and no other transfer or distribution of cash, assets or other property may be made, directly or indirectly, on or with respect to any shares of ~~Class~~Series B Preferred Stock by the Corporation, (i) unless and until (A) the Corporation has paid, with respect to each outstanding Class A Share, the aggregate Class A Dividend in the then current dividend period and for any prior dividend periods beginning on the date of issuance of such Class A

    Share and (B) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if, in connection with the exercise of any Class A Shareholder's Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount) ~~or~~, (iii) if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders have not received, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be, or (iv) the full cumulative dividends on the Class B Stock for all past dividend periods and the then current dividend period shall have been or contemporaneously are (A) declared and paid in cash or (B) declared and a sum sufficient for the payment thereof in cash is set apart for such payment. The Corporation shall not declare dividends, redemptions or other distributions on the ~~Class~~Series B Preferred Stock, or pay or set apart for payment of dividends, redemptions or other distributions on the ~~Class~~Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), if the terms of any of the agreements of the Corporation, including any agreement relating to the indebtedness of the Corporation, prohibit such a declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach of or default under such an agreement. Likewise, no dividends, redemptions or other distributions on the ~~Class~~Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof) shall be declared by the Board of Directors or paid or set apart for payment if such declaration or payment is restricted or prohibited by law. Dividends on the ~~Class~~Series B Preferred Stock shall accrue and accumulate, however, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of dividends and whether or not such dividends are declared by the Board of Directors. When full cumulative dividends are not paid (or the Corporation does not set apart a sum sufficient to pay in full cumulative dividends for all past dividend periods and the current dividend period) upon the ~~Class~~Series B Preferred Stock and the shares of any other class or series of stock of the Corporation ranking on parity as to dividend rights with the ~~Class~~Series B Preferred Stock, all dividends declared upon the ~~Class~~Series B Preferred Stock and any other class or series of stock ranking on parity as to dividend rights with the ~~Class~~Series B Preferred Stock shall be declared pro rata, so that the ratio of the amount of dividends declared per share of the ~~Class~~Series B Preferred Stock bearing to that of such other class or series of stock of the Corporation will in all cases be the same as the ratio of the accumulated dividends per share of the ~~Class~~Series B Preferred Stock bearing to that of such other class or series of stock (which will not include any accrual or accumulation in respect of unpaid dividends for prior dividend periods if such other class or series of stock does not have a cumulative dividend). No interest shall be payable in respect of any dividend payment on the ~~Class~~Series B Preferred Stock that may be in arrears. Holders of shares of the ~~Class~~Series B Preferred Stock shall not be entitled to any dividend or other distribution, whether payable in cash, assets, property, or Capital Stock of the Corporation or otherwise, in each case, if such dividend or distribution would be in excess of the full cumulative dividends on the ~~Class~~Series B Preferred Stock to which they are entitled. Any dividend payment made on shares of the ~~Class~~Series B Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares that remains payable.

            ~~(c)~~(d)  Holders of Class C Stock ~~and holders of Common Stock~~, subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights as to dividends (including the holders of Class A Stock ~~and~~, the holders of Class B Stock and the holders of Series B Preferred Stock), shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. ~~Any dividends paid to the~~The holders of shares ~~of Common Stock shall be paid pro rata, on an equal priority, pari passu basis. Notwithstanding the foregoing, the holders of shares~~ of the Class C Stock, as a separate class, shall not be entitled to receive dividends, redemptions or other distributions (payable in cash, assets, property or Capital Stock of the Corporation or otherwise) (i) unless and until (A) the Corporation has paid, with respect to each outstanding Class A Share, the aggregate Class A Dividend in the then current dividend period and for any prior dividend periods beginning on the date of issuance of such Class A Share and (B) the Dividend Coverage Ratio is equal to or greater than 1.25:1, (ii) if, in connection with the exercise of any Class A Shareholder's Exchange Right, such Tendering Class A Shareholder has not received with respect to its Tendered Class A Shares an amount equal to the Cash Amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3) (or, pursuant to subsection C(3)(b), the BPY Units Amount or the Secondary Exchange Amount), (iii) if applicable in connection with an adjustment to the Conversion Factor pursuant to clauses (3)(A), (3)(B) or (4) of the definition thereof, the Class A Shareholders have not received, in respect of each share of Class A Stock, the cash amount pursuant to the last paragraph of such clause (3)(A) or such clause (4) or the proviso in the first paragraph of such clause (3)(B), as the case may be, or (iv) the full cumulative dividends on the Class B Stock and the Series B Preferred Stock for all past dividend ~~period~~periods and the then current dividend period shall have been or contemporaneously are (A) declared and paid in cash or (B) declared and a sum sufficient for the payment thereof in cash is set apart for such payment. The record and payment dates for dividends on shares of Class C Stock shall be such date that the Board of Directors shall designate for the payment of such dividends.

          (2)    Voting Rights.

            (a)    Class A Stock ~~and Common Stock~~.    Except as expressly provided herein (including without limitation the last sentence of paragraph (c) of this subsection (2)), each holder of shares of Class A Stock ~~and Common Stock~~ will be entitled to one vote for each share thereof held at the record date for the determination of stockholders entitled to vote on any matter. For the avoidance of doubt, a holder of shares of Class A Stock will not be entitled to vote on a liquidation or dissolution or conversion of the Class A Shares in connection with a Market Capitalization Liquidation Event. Notwithstanding the foregoing, the Corporation may not, without (A) the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, (i) amend, alter or repeal the provisions of this ~~Third~~Fourth Amended and Restated Certificate of Incorporation of the Corporation so as to adversely affect any right, preference, privilege or voting power of the Class A Stock, or (ii) issue shares of Capital Stock with a preference as to dividends or upon liquidation senior to, or pari passu with, the Class A Stock, other than the 6.375% Series A Cumulative Redeemable Preferred Stock authorized and issued in accordance with the designation, powers, preferences and rights, and qualifications, limitations or restrictions thereof fixed as stated and expressed in Exhibit B attached hereto and incorporated herein by reference; or (B) (1) prior to the second anniversary of the date of the first issuance of Class A Stock, the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Corporation's securities may then be listed) of the Corporation and (2) from and after the second anniversary of the date of the first issuance of Class A Stock, either (x) the affirmative vote of a majority of outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class and the approval of a majority of the independent directors (within the meaning of the listing standards of the securities exchange on which the Corporation's securities may then be listed) of the Corporation or (y) the affirmative vote of holders of at least two-thirds of the outstanding shares of Class A Stock not held by BAM, BPY or their controlled affiliates, voting as a class, (i) materially amend, modify, or alter the Rights Agreement or (ii) repeal, terminate or waive any rights under the Rights Agreement.

            (b)   Class B Stock, Series B Preferred Stockand Class C Stock. Except as expressly provided herein (including without limitation the last sentence of paragraph (c) of this subsection (2)), each holder of shares of Class B-1 Stock, Series B Preferred Stock and Class C Stock will be entitled to ~~five~~one (~~5~~1) ~~votes~~vote for each share thereof held at the Record Date for the determination of the stockholders entitled to vote on any matter. Except as otherwise required by law or pursuant to subsection C(2)(d), the shares of Class B-2 Stock shall not entitle the holder thereof to vote on any matter submitted for stockholder approval.

            (c)    General.    Except as otherwise expressly provided herein or as required by law, the holders of ~~Common Stock,~~ Class A Stock, Class B-1 Stock, Series B Preferred Stock and Class C Stock will vote together and not as separate classes. Notwithstanding the foregoing, the Corporation may not, (A) without the affirmative vote of holders of at least two-thirds of the outstanding shares of Class B-1 Stock and Series B Preferred Stock, voting separately as a class, amend, alter or repeal the provisions of this ~~Third~~Fourth Amended and Restated Certificate of Incorporation of the Corporation so as to materially and adversely affect any right, preference, privilege or voting power of the Class B Stock or Series B Preferred Stock, or (B) without the affirmative vote of holders of at least two-thirds of the outstanding shares of Class C Stock, voting separately as a class, amend, alter or repeal the provisions of this ~~Third~~Fourth Amended and Restated Certificate of Incorporation of the Corporation so as to materially and adversely affect any right, preference, privilege or voting power of the Class C Stock. Holders of shares of Class B-1 Stock, Series B Preferred Stock and Class C Stock may not vote, whether voting as a single or separate class, to increase the voting power of the Class B-1 Stock, Series B Preferred Stock and Class C Stock, but may, without the vote of holders of the Class A Stock ~~and Common Stock~~, vote to reduce the voting power of the Class B-1 Stock, Series B Preferred Stock and Class C Stock.

            (d)    Authorized Shares.    The number of authorized shares of any of Class A Stock, Class ~~B~~B-1 Stock, Class ~~C~~B-2 Stock, Series B Preferred Stock and ~~Common~~Class C Stock may not be increased or decreased except by the affirmative vote of the holders of a majority of the outstanding shares of Class A Stock, Class ~~B~~B-1 Stock, Class B-2 Stock, Series B Preferred Stock and Class C Stock, respectively, each voting separately as a class. Notwithstanding the foregoing, with respect to each of Class A Stock, Class ~~B~~B-1 Stock, Class B-2 Stock, Series B Preferred Stock and Class C Stock ~~and Common Stock~~, in no event shall the authorized number of shares of such Capital Stock be less than the number of the then outstanding shares of such Capital Stock.

            (e)    Election of Directors.    Subject to any rights of the holders of any series of Preferred Stock (other than the ~~Class B Stock and the~~ Series B Preferred Stock) to elect directors under specified circumstances, the holders of the outstanding shares of ~~Common Stock,~~ Class A Stock, Class B-1 Stock, Series B Preferred Stock and Class C Stock (the "Voting Stock"), voting together as a single class, shall be entitled to elect all directors of the Corporation.

          (3)    Exchange Rights.

            (a)   At any time from and after the date of the issuance of the Class A Stock, each holder of one or more Class A Shares (each, a "Class A Shareholder") shall have the right (the "Exchange Right") to require the Corporation to repurchase, on or prior to the applicable Specified Exchange Date, all or such portion of the Class A Shares held by such Class A Shareholder specified in a Notice of Exchange delivered to the Corporation by or on behalf of such Class A Shareholder (such Class A Shares being hereafter referred to as "Tendered Class A Shares" and such Class A Shareholder, the "Tendering Class A Shareholder") for the Cash Amount in accordance with the terms and conditions of this subsection C(3)(a), subject to the terms and conditions of subsection C(3)(b). Upon completion of the repurchase of any Tendered Class A Shares in accordance with this subsection C(3)(a), the Tendering Class A Shareholder shall have no further right, with respect to any Tendered Class A Shares so repurchased, to receive any dividends on Class A Shares with a Record Date on or after the ~~Specified~~ Exchange Date applicable to such Tendered Class A Shares. Any Exchange Right shall be exercised pursuant to a Notice of Exchange delivered to the Corporation by or on behalf of the Tendering Class A Shareholder. Upon receipt by the Corporation of a Notice of Exchange, the Corporation shall promptly, and, in any event within one (1) Business Day after receipt thereof, deliver to each of BAM~~,~~ and BPY ~~and BPI~~ a written notification of the Corporation's receipt of such Notice of Exchange setting forth the identity of the Tendering Class A Shareholder and the number of Tendered Class A Shares. The Corporation shall pay to the Tendering Class A Shareholder, in accordance with instructions set forth in the Notice of Exchange to the Tendering Class A Shareholder, at or prior to 11:00 a.m., New York City time, on or prior to the applicable Specified Exchange Date, the Cash Amount with respect to each Tendered Class A Share, but only out of funds legally available therefor, subject to the terms and conditions of subsection C(3)(b).

            (b)   Notwithstanding the provisions of subsection C(3)(a) above, if a Notice of Exchange has been delivered to the Corporation by or on behalf of a Tendering Class A Shareholder, then ~~BPI~~BPY or an affiliate of BPY may, in its sole and absolute discretion, elect to satisfy the Corporation's Exchange Right obligation by exchanging all of the Tendered Class A Shares held by such Tendering Class A Shareholder for the BPY Units Amount ~~determined as of the applicable Specified Exchange Date and, if BPI~~and, if BPY or such affiliate of BPY so elects, the Tendering Class A Shareholder shall deliver such Tendered Class A Shares to ~~BPI~~BPY or such affiliate of BPY on or prior to the applicable ~~Specified~~ Exchange Date, and ~~BPI~~BPY or such affiliate of BPY shall deliver the BPY Units Amount to such Tendering Class A Shareholder no later than the Close of Business on the applicable Specified Exchange Date. ~~BPI~~BPY or such affiliate of BPY shall give such Tendering Class A Shareholder, BAM~~, BPY~~ and the Corporation written notice of its election to exercise such right pursuant to this subsection C(3)(b) on or before the Close of Business on the third (3rd) Business Day after the date of the applicable Notice of Exchange. In the event that a Tendering Class A Shareholder has not received, on or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Specified Exchange Date, with respect to any Tendered Class A Share, either (i) the Cash Amount pursuant to subsection C(3)(a) or (ii) the BPY Units Amount pursuant to this subsection C(3)(b), then, on the terms and subject to the conditions set forth in the Rights Agreement, which the Class A Shareholders shall have a right to enforce, such Tendering Class A Shareholder shall be entitled to receive the Secondary Exchange Amount with respect to each such Tendered Class A Share no later than the applicable Secondary Exchange Date (the "Secondary Exchange Right") and the Corporation shall send to BAM and to the Rights Agent on the applicable Specified Exchange Date a notice to the effect that the Tendering Class A Shareholder has not received the Cash Amount or the BPY Units Amount and such notice will set forth the identity of the Tendering

    Class A Shareholder, the number of Tendered Class A Shares, the amounts of such Cash Amount and BPY Units Amount and will be consistent with the definition of "Company Notice" in the Rights Agreement. Notwithstanding the foregoing, until such time as the Tendering Class A Shareholder has received the BPY Units Amount or the Secondary Exchange Amount with respect to any Tendered Class A Share, such Tendering Class A Shareholder shall continue to be entitled to receive the Cash Amount with respect to such Tendered Class A Share pursuant to subsection C(3)(a). The delivery of any BPY Units delivered or to be delivered to a Tendering Class A Shareholder in respect of the BPY Units Amount or the Secondary Exchange Amount, shall be registered with the Commission and, upon delivery, shall be freely tradable by the Tendering Class A Shareholder, and shall be listed for trading on the same National Securities Exchange on which the BPY Units outstanding as of such date are then listed and bear all legends generally applicable to BPY Units, if any. The Corporation shall give prompt notice to BAM and the Rights Agent of any issuance of additional Class A Shares.

            (c)   All Tendered Class A Shares shall be delivered to the Corporation free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to such Tendered Class A Shares, the Corporation shall be under no obligation to acquire the same. In the event any state or local property transfer tax is payable as a result of the transfer of any Tendered Class A Shares to the Corporation (or its designee) or to ~~BPI~~BPY or an affiliate of BPY, in each case, pursuant to this subsection C(3), the Corporation will assume and pay such transfer tax. Each Tendering Class A Shareholder shall be required to pay to the Corporation the amount of any tax withholding due upon the exchange of Tendered Class A Shares pursuant to this subsection C(3) and will authorize the Corporation to retain such portion of the Cash Amount as the Corporation reasonably determines is necessary to satisfy its tax withholding obligations. In the event ~~BPI~~BPY or an affiliate of BPY elects to acquire some or all ~~any~~of the Tendered Class A Shares from a Tendering Class A Shareholder in exchange for the BPY Units Amount, ~~BPI~~BPY or such affiliate of BPY may elect, in its sole and absolute discretion, to either satisfy the amount of any tax withholding due upon the exchange of Tendered Class A Shares by retaining BPY Units with a fair market value, as reasonably determined by ~~BPI~~BPY or such affiliate of BPY in good faith, equal to the amount of such obligation, or satisfy such tax withholding obligation using amounts paid by the Corporation, which amounts shall be treated as a loan by the Corporation to the Tendering Class A Shareholder, in each case, unless the Tendering Class A Shareholder, at the Tendering Class A Shareholder's election, has paid or has made arrangements satisfactory to ~~BPI~~BPY or such affiliate of BPY, in its sole discretion, to pay, the amount of any such tax withholding. Before making any withholding pursuant to this subsection C(3), the Corporation shall give each Tendering Class A Shareholder within three (3) Business Days after the Corporation's receipt of a Notice of Exchange from such Tendering Class A Shareholder, notice of the Corporation's good faith estimate of the amount of any anticipated withholding (together with the legal basis therefor) due upon the exchange of the Tendered Class A Shares subject to such Notice of Exchange, provide the Tendering Class A Shareholder with sufficient opportunity to provide any forms or other documentation or take such other steps in order to avoid or reduce such withholding, and reasonably cooperate with the Tendering Class A Shareholder in good faith to attempt to reduce any amounts that would otherwise be withheld pursuant to this subsection C(3); provided that any determination with respect to the withholding shall be made by the Corporation ~~or BPI~~, BPY or an affiliate of BPY, as applicable, in its sole discretion exercised in good faith.

            (d)   [Reserved.]

            (e)   Notwithstanding anything herein to the contrary, with respect to any repurchase or exchange pursuant to this subsection C(3): (i) without the consent of the Corporation, each beneficial holder of Class A Shares may not effect the Exchange Right for less than 1,000 shares of Class A Stock (after giving effect to any stock split, reverse stock split or stock combination) or, if the Class A Shareholder holds less than 1,000 shares of Class A Stock (after giving effect to any stock split, reverse stock split or stock combination), all of the Class A Stock held by such Class A Shareholder; and (ii) each Tendering Class A Shareholder shall continue to own each share of Class A Stock subject to any Notice of Exchange, and be treated as a Class A Shareholder with respect to each such share of Class A Stock for all purposes of this Certificate of Incorporation, until such share of Class A Stock has been repurchased in accordance with this subsection C(3) for the Cash Amount, exchanged in accordance with this subsection C(3) for the BPY Units Amount or repurchased or exchanged in accordance with the Rights Agreement for the Secondary Exchange Amount. A Tendering Class A Shareholder shall have no rights as a unitholder of BPY with respect to any BPY Units to be received by such Tendering Class A Shareholder in exchange for Tendered Class A Shares pursuant to this subsection C(3) until the receipt by such Tendering Class A Shareholder of the BPY Units Amount with respect to such Tendered Class A Shares.

            (f)    All Class A Stock acquired by ~~BPI~~BPY or an affiliate of BPY pursuant to subsection C(3)(b) of Article IV shall automatically, and without further action required, be converted into fully paid and non-assessable shares of Class B-1 Stock having an aggregate Class B Liquidation Amount equal to the BPY Unit Value of such Tendered Class A Shares as of the ~~applicable Specified Exchange Date~~date such Tendered Class A Shares are received by BPY or such affiliate of BPY, or, if such date is not a Trading Day, the most recent Trading Day.

            (g)   All certificates for the Class A Stock shall bear a legend referencing this subsection C(3) of Article IV.

            (h)   In the case of (i) any recapitalization, reorganization or reclassification, (ii) any consolidation, merger or other combination, (iii) any statutory share exchange or (iv) any sale, lease or other transfer or disposition to a third party of all or substantially all of the consolidated assets of BPY, taken as a whole, in each case, as a result of which each outstanding BPY Unit would be converted into, or exchanged for, securities, cash, assets or other property (any such event, a "BPY Specified Event" and any such securities, cash, assets or other property, "BPY Reference Property," and the amount of BPY Reference Property that a holder of one BPY Unit immediately prior to such BPY Specified Event would have been entitled to receive upon the occurrence of such BPY Specified Event, a "BPY Unit of Reference Property"), the Class A Stock shall be, effective immediately prior to the effective time of the BPY Specified Event, automatically repurchased, but only out of funds legally available therefor, for the Cash Amount or, at the election of ~~BPI~~BPY or an affiliate of BPY in its sole discretion (in either case, as specified in the Corporation's notice provided for below), exchanged for the BPY Units Amount, payable or deliverable, as the case may be, at the time of the consummation of the BPY Specified Event. At least twenty (20) Business Days prior to the anticipated effective date of the BPY Specified Event, the Corporation shall notify the Class A Shareholders thereof, and ~~BPI~~BPY or such affiliate of BPY shall notify the Class A Shareholders as to whether ~~BPI~~BPY or such affiliate of BPY is electing to deliver the BPY Units Amount at the time of the consummation of the BPY Specified Event. If ~~BPI~~BPY or such affiliate of BPY does not so notify holders, ~~BPI~~BPY or such affiliate of BPY shall be deemed to have elected not to deliver the BPY Units Amount and the Corporation shall be required to pay the Cash Amount at the time of the consummation of the BPY Specified Event. The Cash Amount, for purposes of this subsection C(3)(h) only, shall (A) in the event the consideration received in the BPY Specified Event is only cash, be calculated using the cash consideration per BPY Unit in the BPY Specified Event or (B) in all other cases, be calculated using the average of the BPY Unit Value of the BPY Units Amount for the five consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the effective date of the BPY Specified Event. If ~~BPI~~BPY or an affiliate of BPY elects to deliver the BPY Units Amount, Class A Shareholders shall receive, in lieu of each BPY Unit, a BPY Unit of Reference Property at the time of the consummation of the BPY Specified Event. If any Class A Shareholder shall not have received, with respect to any Class A Share, the Cash Amount or the BPY Units Amount pursuant to this subsection C(3)(h), such Class A Shareholder shall be entitled to receive the Secondary Exchange Amount, in the form of BPY Reference Property or, in the sole discretion of BAM, the Cash Amount, in each case as calculated in accordance with this subsection C(3)(h), on the second (2nd) Business Day following the effective date of the BPY Specified Event.

            (i)    In the case of (i) any recapitalization, reorganization or reclassification, (ii) any consolidation, merger or other combination, (iii) any statutory share exchange or (iv) any sale, lease or other transfer or disposition to a third party of all or substantially all of the consolidated assets of the Corporation, taken as a whole, in each case, as a result of which each outstanding share of Class A Stock would be converted into, or exchanged for, securities, cash, assets or other property (any such event, a "Corporation Specified Event" and any such securities, cash, assets or other property, "Corporation Reference Property," and the amount of Corporation Reference Property that a holder of one share of Class A Stock immediately prior to such Corporation Specified Event would have been entitled to receive upon the occurrence of such Corporation Specified Event, a "Corporation Unit of Reference Property"), at least twenty (20) Business Days prior to the anticipated effective date of the Corporation Specified Event, the Corporation shall notify the Class A Shareholders ~~of~~ (1) of the Corporation Unit of Reference Property and (2) that such holders may, in lieu of exchanging their shares into Corporation Reference Property, exercise their Exchange Right prior to the effective date of such Corporation Specified Event.

            (j)    Notwithstanding anything to the contrary set forth herein, no fractional BPY Units shall be issued upon exchange of a share of Class A Stock. In lieu of any fractional BPY Units to which the Tendering Class A Shareholder would otherwise be entitled, at the election of ~~BPI, BPI~~BPY or an affiliate of BPY, BPY or such affiliate of BPY shall pay an amount in cash equal to the BPY Unit Value on the Trading Day immediately preceding the ~~Specified~~ Exchange Date multiplied by such fraction of a BPY Unit. In lieu of any fractional BPY Units to which the Tendering Class A Shareholder would otherwise be entitled pursuant to the Rights Agreement, the Rights Agent shall pay an amount in cash equal to the BPY Unit Value on the Trading Day immediately preceding the Secondary Exchange Date multiplied by such fraction of a BPY Unit in accordance with the terms and conditions of the Rights Agreement.

            (k)   Notwithstanding anything to the contrary set forth herein, in the event of the commencement of (i) any case by or against the Corporation under the Bankruptcy Reform Act of 1978, as amended or any similar U.S. federal, state or foreign law for the relief of debtors, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Corporation, any receivership, administration or assignment, arrangement, moratorium or composition with or for the benefit of creditors relating to the Corporation or any similar case or proceeding relative to the Corporation or its creditors, as such, in each case whether or not voluntary, (ii) any liquidation, provisional liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Corporation, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency or (iii) any other proceeding of any type or nature having a substantially similar effect to (i) or (ii) above, each Tendering Class A Shareholder shall be entitled to the Secondary Exchange Right with respect to each Tendered Class A Share by delivering a Notice of Exchange to BPY instead of the Corporation pursuant to subsection C(3)(a) above and BPY may, in its sole and absolute discretion, elect to satisfy the Exchange Right of such Tendering Class A Shareholder, at or prior to 11:00 a.m. New York City time, on the applicable ~~Special~~Specified Exchange Date, and no "Company Notice" (as defined in the Rights Agreement) shall be required with respect to the exercise of such Secondary Exchange Right. For the avoidance of doubt, upon the occurrence of any of the events set forth in this subsection C(3)(k), the Corporation will not be obligated or permitted to deliver the Cash Amount.

          (4)    Liquidation Rights.

            (a)   Upon any liquidation, dissolution, or winding up of the Corporation or ~~GGP~~BPR OP, whether voluntary or involuntary (a "Liquidation Event"), in each case, that is not a Market Capitalization Liquidation Event (as defined below) or substantially concurrent with the liquidation, dissolution, or winding up of BPY, whether voluntary or involuntary (a "BPY Liquidation Event"), subject to the prior rights of holders of all classes and series of Preferred Stock (other than the ~~Class B Stock and the~~ Series B Preferred Stock) at the time outstanding having prior rights upon liquidation and after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m. New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, but before any dividend or other distribution, transfer or payment (payable in securities, cash, assets, property or Capital Stock of the Corporation or otherwise) shall be made to the holders of the Class B Stock, Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof)~~,~~ or Class C Stock ~~or any Common Stock~~, the holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A Share then held by them, an amount in cash per Class A Share equal to the BPY Unit Value on the date immediately preceding the public announcement, as adjusted by the Conversion Factor, of said Liquidation Event plus all declared and unpaid dividends on such Class A Share. If, upon any such Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Shares of the foregoing amounts set forth in this subsection C(4)(a) with respect to the Liquidation Event, then such assets (or consideration) shall be distributed among the holders of Class A Shares at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a). Upon any BPY Liquidation Event, before any distribution or payment shall be made to the holders of the Class B Stock, Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof) or Class C ~~Stock or any Common~~ Stock, but after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, the holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A

    Share then held by them, an amount in cash per Class A Share equal to the same amount as the liquidating distributions in respect of a BPY Unit, as adjusted for the Conversion Factor, as and when such distributions are made in respect of the BPY Units plus all declared and unpaid dividends on such Class A Stock. If, upon any such BPY Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Stock of the foregoing amounts set forth in this subsection C(4)(a) with respect to the BPY Liquidation Event, then such assets (or consideration) shall be distributed among the holders of Class A Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a). If the Corporation's Average Market Capitalization over any period of 30 consecutive Trading Days is less than one billion dollars ($1,000,000,000), the Board of Directors may begin an orderly liquidation of the Corporation's assets and winding up of the Corporation's operations (a "Market Capitalization Liquidation Event"). Subject to the prior rights of holders of all classes and series of stock at the time outstanding having prior rights upon liquidation, but before any distribution or payment shall be made to the holders of the Class B Stock, Series B Preferred Stock (including any dividend, whether declared or not declared, accrued or otherwise cumulated on the Series B Preferred Stock as of or prior to the date hereof), or Class C ~~Stock or any Common~~ Stock, but after payment in full to any Tendering Class A Shareholder that has not received with respect to any Tendered Class A Share (i) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the Specified Exchange Date, the amount to which such Tendering Class A Shareholder is entitled pursuant to subsection C(3), or (ii) at or prior to 11:00 a.m., New York City time, or the Close of Business, as applicable, on the applicable Secondary Exchange Date, the Secondary Exchange Amount, the holders of Class A Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each Class A Share then held by them, an amount in cash per Class A Share equal to the VWAP of a BPY Unit for the 10 Trading Day period immediately following the public announcement of said Market Capitalization Liquidation Event plus all declared and unpaid dividends on such Class A Share. If, upon any such Market Capitalization Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class A Shares of the amounts set forth in this subsection C(4)(a) with respect to the Market Capitalization Liquidation Event, such assets (or consideration) shall be distributed among the holders of Class A Shares at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(a). Notwithstanding the foregoing, in connection with a Market Capitalization Liquidation Event, if ~~BPI~~BPY or an affiliate of BPY, in its sole and absolute discretion, so elects, in lieu of a cash distribution, ~~BPI~~BPY or such affiliate of BPY may exchange the outstanding shares of Class A Stock for a number of BPY Units equal to the product of (x) the number of outstanding Class A Shares multiplied by (y) the Conversion Factor in effect on such date. Any such BPY Units delivered shall be registered with the Commission and listed for trading on a National Securities Exchange and bear all legends generally applicable to BPY Units, if any. The holders of Class A Stock shall not be entitled to any distribution or payment upon a Liquidation Event, BPY Liquidation Event or Market Capitalization Liquidation Event other than as set forth in this subsection C(4)(a).

            (b)   After the payment of the full amount due to the Class A Stock as set forth in subsection C(4)(a) above upon a liquidation, dissolution or winding up of the Corporation or ~~GGP~~BPR OP, whether voluntary of involuntary, and whether or not concurrent with the liquidation, dissolution or winding up of BPY, before any distribution or payment shall be made to the holders of the Series B Preferred Stock or Class C ~~Stock or any Common~~ Stock, the holders of Class B Stock shall be entitled to be paid out of the remaining assets of the

    Corporation legally available for distribution for each share of Class B Stock then held by them, an amount per share of Class B Stock equal to the Class B Liquidation Amount plus all accrued and unpaid dividends on such Class B Stock. If, upon any such Liquidation Event, BPY Liquidation Event or Market Capitalization Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Class B Stock of the liquidation preference set forth in this subsection C(4)(b), then such assets (or consideration) shall be distributed among the holders of Class B Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(b).

            (c)   After the payment of the full amount due to the Class B Stock as set forth in subsection C(4)(b) above upon a liquidation, dissolution or winding up of the Corporation or BPR OP, whether voluntary of involuntary, and whether or not concurrent with the liquidation, dissolution or winding up of BPY, before any distribution or payment shall be made to the holders of the Class C Stock, the holders of Series B Preferred Stock shall be entitled to be paid out of the remaining assets of the Corporation legally available for distribution for each share of Series B Preferred Stock then held by them, an amount per share of Series B Preferred Stock equal to the Class B Liquidation Amount plus all accrued and unpaid dividends on such Series B Preferred Stock. If, upon any such Liquidation Event, BPY Liquidation Event or Market Capitalization Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series B Preferred Stock of the liquidation preference set forth in this subsection C(4)(c), then such assets (or consideration) shall be distributed among the holders of Series B Preferred Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled to receive under this subsection C(4)(c).

            ~~(c)~~(d)  The remaining assets of the Corporation legally available for distribution, if any, shall be distributed on an equal priority, pro rata basis to the holders of Class C Stock ~~and Common Stock~~.

          (5)    No Maturity, Sinking Fund or Mandatory Redemption.    Neither the Class B Stock, the Series B Preferred Stock nor the Class C Stock has a maturity date, and the Corporation shall not be required to redeem the Class B Stock, Series B Preferred Stock or Class C Stock at any time. Neither the Class B Stock, Series B Preferred Stock nor the Class C Stock shall be subject to any sinking fund.

          (6)    No Preemptive Rights.    No holders of the ~~Common Stock,~~ Class A Stock, Class B Stock or Class C Stock shall, as holders of such stock, have any preemptive rights to purchase or subscribe for ~~Common Stock or~~ any other security of the Corporation.

          ~~(7)    Class B-1 Stock.    Each share of Class B-1 Stock shall have terms (including the same powers, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions) identical to the terms of a share of Class B Stock. Except as expressly provided to the contrary in this Certificate of Incorporation, each reference in this Certificate of Incorporation (including Exhibit B, but excluding the Series B Certificate of Designations) to Class B Stock shall be deemed, mutatis mutandis, to be a reference to Class B Stock and Class B-1 Stock.~~

        D.    Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate of designations pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock (other than the ~~Class B Stock and the~~ Series B Preferred Stock which was authorized and issued prior to the effectiveness of this Certificate of Incorporation) shall include, but not be limited to, determination of the following:

          (1)   The designation of the series, which may be by distinguishing number, letter or title.

          (2)   The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

          (3)   Whether dividends, if any, shall be paid, and, if paid, the date or dates upon which, or other times at which, such dividends shall be payable, whether such dividends shall be cumulative or noncumulative, the rate of such dividends (which may be variable) and the relative preference in payment of dividends of such series.

          (4)   The redemption provisions and price or prices, if any, for shares of the series.

          (5)   The terms and amounts of any sinking fund or similar fund provided for the purchase or redemption of shares of the series.

          (6)   The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

          (7)   Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices, or rate or rates, any adjustments thereto, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made.

          (8)   Restrictions on the issuance of shares of the same series or of any other class or series.

          (9)   The voting rights, if any, of the holders of shares of the series.

        Pursuant to the authority conferred by this Article IV, the 6.375% Series A Cumulative Redeemable Preferred Stock is hereby provided for, with the number of shares to be included in such series, and the designation, powers, preferences and rights, and qualifications, limitations or restrictions thereof fixed as stated and expressed in Exhibit B attached hereto and incorporated herein by reference.

        E.    Issuance of Rights to Purchase Securities and Other Property.    Subject to the express rights of the holders of any series of Preferred Stock (other than the ~~Class B Stock and the~~ Series B Preferred Stock), if any outstanding, but only to the extent expressly set forth in the Preferred Stock Designation with respect thereto, the Board of Directors is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Corporation of rights, options and warrants for the purchase of shares of Capital Stock of the Corporation or other securities of the Corporation, at such times, in such amounts, to such persons, for such consideration, with such form and content (including without limitation the consideration for which any shares of Capital Stock of the Corporation or other securities of the Corporation are to be issued) and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the DGCL, other applicable laws and this Certificate of Incorporation.

ARTICLE V

        In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws. The Bylaws may be amended or repealed by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding Voting Stock, voting together as a single class; provided, however, that if the Board of Directors recommends that stockholders approve such amendment or repeal, such amendment or repeal shall only require the affirmative vote of the holders of a majority of the voting power of the then outstanding Voting Stock, voting together as a single class.

ARTICLE VI

        A.    Subject to the rights of the holders of any series of Preferred Stock (other than the ~~Class B Stock and the~~ Series B Preferred Stock), if any outstanding, as set forth in a Preferred Stock Designation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the Bylaws and may be increased or decreased from time to time in such a manner as may be prescribed by the Bylaws and the DGCL.

        B.    Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

        C.    Subject to the rights of the holders of any series of Preferred Stock (other than the ~~Class B Stock and the~~ Series B Preferred Stock), if any outstanding, with respect to the election of directors under specified circumstances, any director may be removed from office, with or without cause, by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding Voting Stock, voting together as a single class.

        D.    Notwithstanding the foregoing provisions of this Article VI and any limitations contained in any Preferred Stock Designation, each director shall serve until such director's successor is duly elected and qualified or until such director's death, resignation or removal. No change in the number of directors constituting the Board of Directors shall shorten or increase the term of any incumbent director.

ARTICLE VII

        The Corporation, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, shall indemnify and hold harmless any person (a "Covered Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative, regulatory, arbitral or investigative (a "proceeding"), by reason of the fact that he or she, or a person for whom he or she is a legal representative, is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, limited liability entity, joint venture, trust, other enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss (including judgments, fines and amounts paid in settlement) suffered and expenses (including attorneys' fees) reasonably incurred by such Covered Person. Notwithstanding the foregoing sentence, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person (other than proceedings to enforce rights conferred by this Certificate of Incorporation or the Bylaws of the Corporation) only if the commencement of such proceeding was authorized in the specific case by the Board of Directors. To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, expenses (including attorneys' fees) incurred by a Covered Person in defending any proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation or its subsidiaries with the same (or lesser) scope and effect as the foregoing indemnification of directors and officers.

 ARTICLE VIII

        No director shall be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of any provision of this Certificate of Incorporation inconsistent with the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE IX

        The Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability, expense or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability, expense or loss under the provisions of the Bylaws or the DGCL. To the extent that the Corporation maintains any policy or policies providing such insurance, each such person shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such person.

ARTICLE X

        Subject to the rights of holders of the Class A Stock set forth in Article IV, the Corporation reserves the right at any time and from time to time to amend, modify or repeal any provision contained in this Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware in force at such time may be added or inserted in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this Article X; provided, however, that any amendment, modification or repeal of Article VII or Article VIII of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder immediately prior to such amendment, modification or repeal.

ARTICLE XI

        Unless otherwise consented to in writing by the Corporation, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer or stockholder of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or this Certificate of Incorporation or the Bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine.

ARTICLE XII

        Subject to the rights of the holders of any series of Preferred Stock (other than the ~~Class B Stock and the~~ Series B Preferred Stock) as set forth in a Preferred Stock Designation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing of such stockholders, except that the holders of Class B Stock, Series B Preferred Stock and Class C stock may take action by consent in writing in lieu of a meeting on matters that only the holders of Class B Stock, Series B Preferred Stock or Class C Stock (and/or both classes) are entitled to vote on. Such action will be deemed taken if the stockholders entitled to cast not less than the minimum number of votes required for the approval of such action deliver their consent in writing or by electronic transmission.

ARTICLE XIII

        [Reserved.]

ARTICLE XIV

        A.    Restrictions on Transfers.

          (1)   Except as provided in subsection F of this Article XIV, from the date hereof and through and including the Restriction Termination Date,

            (a)   (A) no Person shall Beneficially Own outstanding shares of Capital Stock in excess of the Stock Ownership Limit, and (B) no Person shall Constructively Own outstanding shares of Capital Stock in excess of the Constructive Ownership Limit;

            (b)   any purported Transfer that, if effective, would result in any Person Beneficially Owning shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Owning shares of Capital Stock in excess of the Constructive Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Capital Stock which otherwise would be Beneficially Owned by such person in excess of the Stock Ownership Limit or Constructively Owned by such Person in excess of the Constructive Ownership Limit, and the intended transferee shall acquire no rights in such excess shares of Capital Stock; and

          (2)   From the date hereof and through and including the Restriction Termination Date, any Transfer that, if effective, would result in shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio as to the Transfer of that number of shares which would be otherwise beneficially owned (determined without reference to any rules of attribution) by the transferee, and the intended transferee shall acquire no rights in such shares of Capital Stock.

          (3)   From the date hereof and through and including the Restriction Termination Date, any Transfer of shares of Capital Stock that, if effective, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of the taxable year) shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would cause the Corporation to be "closely held" within the meaning of Section 856(h) of the Code, and the intended transferee shall acquire no rights in such shares of Capital Stock.

          (4)   From the date hereof and through and including the Restriction Termination Date, any Transfer of shares of Capital Stock that, if effective, would cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the real property of (i) the Corporation or (ii) any direct or indirect subsidiary (including, without limitation, partnerships and limited liability companies) of the Corporation (a "Subsidiary"), within the meaning of Section 856(d)(2)(B) of the Code, shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would cause the Corporation to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, and the intended transferee shall acquire no rights in such excess shares of Capital Stock.

        B.    Transfers to Trust.

          (1)   If, notwithstanding the other provisions contained in this Article XIV, at any time after the date hereof and through and including the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that, if effective, any Person would either (A) Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or (B) Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit (x) except as otherwise provided in subsection F of this Article XIV, the purported transferee shall acquire no right or interest (or, in the case of a Non-Transfer Event, the Person holding record title to the shares of Capital Stock Beneficially Owned or Constructively Owned by such Beneficial Owner or Constructive Owner shall cease to own any right or interest) in such number of shares of Capital Stock which would cause such Person to Beneficially Own shares of Capital Stock in excess of the Stock Ownership Limit or Constructively Own shares of Capital Stock in excess of the Constructive Ownership Limit, as applicable, (y) such number of shares of Capital Stock in excess of the Stock Ownership Limit or the Constructive Ownership Limit, as applicable (rounded up to the nearest whole share), shall be designated Shares-in-Trust and, in accordance with the provisions of subsection G of this Article XIV, transferred automatically and by operation of law to the Trust to be held in accordance with subsection G of this Article XIV, and (z) the Prohibited Owner shall submit such number of shares of Capital Stock to the Corporation for registration in the name of the Trustee. Such transfer to the Trust and the designation of shares as Shares-in-Trust shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

          (2)   If, notwithstanding the other provisions contained in this Article XIV, at any time after the date hereof and through and including the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would (i) result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (ii) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (iii) cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, then (x) the purported transferee shall not acquire any right or interest (or, in the case of a Non-Transfer Event, the Person holding record title of the shares of Capital Stock with respect to which such Non-Transfer Event occurred shall cease to own any right or interest) in such number of shares of Capital Stock, the ownership of which by such purported transferee or record holder would (A) result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), (B) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or (C) cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code, (y) such number of shares of Capital Stock (rounded up to the nearest whole share) shall be designated Shares-in-Trust and, in accordance with the provisions of subsection G of this Article XIV, transmitted automatically and by operation of law to the Trust to be held in accordance with subsection G of this Article XIV, and (z) the Prohibited Owner shall submit such number of shares of Capital Stock to the Corporation for registration in the name of the Trustee. Such transfer to a Trust and the designation of shares as Shares-in-Trust shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

          ~~(3)   The transfer of Capital Stock to the Trust shall be subject to the proviso in paragraph 10 of Exhibit D to the Investment Agreements.~~

        C.    Remedies For Breach.    If the Corporation shall at any time determine, after requesting such information as the Corporation determines is relevant, subject to the provisions of subsection E of this Article XIV, that a Transfer has taken place in violation of subsection A of this Article XIV or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of subsection A of this Article XIV, the Corporation shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition.

        D.    Notice of Restricted Transfer.    Any Person who acquires or attempts to acquire shares of Capital Stock in violation of subsection A of this Article XIV, or any Person who owned shares of Capital Stock that were transferred to the Trust pursuant to the provisions of subsection B of this Article XIV, shall as promptly as practicable give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or Non-Transfer Event, as the case may be, on the Corporation's status as a REIT.

        E.    Owner Required to Provide Information.    From the date hereof and through and including the Restriction Termination Date, upon reasonable advance written notice by the Corporation by January 30th of each year, every Beneficial Owner or Constructive Owner of more than five percent (5%), or such lower percentages as required pursuant to regulations under the Code (currently Treasury Regulation § 1.857-8(d)), of the outstanding shares of all classes of Capital Stock shall either (A) provide to the Corporation a written statement or affidavit stating the name and address of such Beneficial Owner or Constructive Owner, the number of shares of Capital Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held, or (B) comply with Treasury Regulation § 1.857-9. Each such Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may reasonably request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation's status as a REIT and to ensure compliance with the Stock Ownership Limit and the Constructive Ownership Limit.

        F.    Exception.    The Board of Directors, in its sole and absolute discretion, may except a Person from the Stock Ownership Limit or the Constructive Ownership Limit if (i) such Person is not (A) an individual for purposes of Code Section 542(a)(2), as modified by Code Section 856(h), or (B) treated as the owner of such stock for purposes of Code Section 542(a)(2), as modified by Code Section 856(h), and the Board of Directors obtains such representations and undertakings from such Person as are necessary to ascertain that no Person's Beneficial or Constructive Ownership of such shares of Capital Stock will violate subsection A(1), A(2), A(3) or A(4) of this Article XIV, (ii) such Person does not and represents that it will not Beneficially Own shares of Capital Stock to the extent that such Beneficial Ownership of Capital Stock would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation or any of its Subsidiaries Constructively Owning an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation or a Subsidiary to Constructively Own 10% or more of the ownership interests in such tenant with the result that the

Corporation does not satisfy the REIT Requirements), and the Board of Directors obtains such representations and undertakings from such Person as are necessary to ascertain this fact, and (iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in subsections A through E of this Article XIV) will result in such shares of Capital Stock that are in excess of the Stock Ownership Limit or the Constructive Ownership Limit, as applicable, being designated as Shares-in-Trust in accordance with the provisions of subsection B of this Article XIV. In exercising its discretion under this subsection F, the Board of Directors may, but is not required to, obtain a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, as it may deem necessary or desirable in order to maintain the Corporation's status as a REIT, and, in addition, may obtain such representations and undertakings from a Beneficial Owner or Constructive Owner that it may deem necessary or desirable under the circumstances.

        G.    Shares-in-Trust.

          (1)    Trust.    Any shares of Capital Stock transferred to a Trust and designated Shares-in-Trust pursuant to subsection B of this Article XIV shall be held for the exclusive benefit of the Beneficiary. The Corporation shall name a Beneficiary for each Trust within five (5) days after the date on which the Corporation is made aware of the existence of the Trust. Any transfer to a Trust, and subsequent designation of shares of Capital Stock as Shares-in-Trust, pursuant to subsection B of this Article XIV shall be effective as of the Close of Business on the Business Day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Trust. Shares-in-Trust shall remain issued and outstanding shares of Capital Stock of the Corporation and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Capital Stock of the same class and series. When transferred to a Permitted Transferee in accordance with the provisions of subsection G(5) of this Article XIV, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

          (2)    Dividend Rights.    The Trust, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions with respect to such shares of Capital Stock and shall hold such dividends or distributions in trust for the benefit of the Beneficiary. The Prohibited Owner with respect to Shares-in-Trust shall repay to the Trust the amount of any dividends or distributions received by it that are attributable to any shares of Capital Stock designated as Shares-in-Trust and the Record Date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend or distribution paid to a Prohibited Owner, including, if necessary, (x) withholding any portion of future dividends or distributions payable on shares of Capital Stock Beneficially Owned or Constructively Owned by the Person who, but for the provisions of subsection B of this Article XIV, would Constructively Own or Beneficially Own the Shares-in-Trust, and (y) as soon as reasonably practicable following the Corporation's receipt or withholding thereof paying over to the Trust for the benefit of the Beneficiary the dividends or distributions so received or withheld, as the case may be.

          (3)    Rights Upon Liquidation.    In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of, or any distribution of the assets of, the Corporation, each holder of Shares-in-Trust shall be entitled to receive, ratably with each other holder of shares of Capital Stock of the same class or series, that portion of the assets of the Corporation which is available for distribution to the holders of such class or series of shares of Capital Stock. The Trust shall distribute to the Prohibited Owner the amounts received upon such liquidation, dissolution, winding-up, or distribution; provided, however, that the Prohibited Owner shall not be entitled to receive amounts pursuant to this subsection G(3) of this Article XIV in excess of, in the case of a purported Transfer in which the Prohibited Owner gave value for shares of Capital Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such

  Prohibited Owner paid for the shares of Capital Stock and, in the case of a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Trust shall be distributed to the Beneficiary.

          (4)    Voting Rights.    The Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Prohibited Owner as a holder of shares of Capital Stock prior to the discovery by the Corporation that the shares of Capital Stock are Shares-in-Trust shall, subject to applicable law, be rescinded and be void ab initio with respect to such Shares-in-Trust and be recast by the Trustee; provided, however, that, if the Corporation has already taken irreversible corporation action, then the Trustee shall not have the authority to rescind and recast such vote. The Trustee shall vote all Shares-in-Trust in accordance with the recommendation of the Designated Proxy Firm and shall abstain if no such recommendation has been made. For the purposes of this subsection (4), the "Designated Proxy Firm" means Institutional Shareholder Services, Inc. or any successor thereto or a nationally recognized proxy advisory firm designated by the vote of a majority of the independent members of the Board of Directors in their discretion from time to time; provided, however, that the independent members of the Board of Directors shall not designate a Designated Proxy Firm after the date on which a meeting of stockholders has been called until after such meeting has been held; provided further, however, that, if such meeting has been adjourned, no designation of a Designated Proxy Firm shall occur until after the date on which such adjourned meeting has been held. The Prohibited Owner shall be deemed to have given, as of the Close of Business on the Business Day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Trust of shares of Capital Stock under subsection B of this Article XIV, an irrevocable proxy to the Trustee to vote the Shares-in-Trust in accordance with this subsection (4).

          (5)    Designation of Permitted Transferee.    The Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust in an orderly fashion so as not to materially adversely affect the Market Price of its Shares-in-Trust. The Trustee shall designate any Person as a Permitted Transferee, provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale) the Shares-in-Trust, and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Trust and the redesignation of such shares of Capital Stock so acquired as Shares-in-Trust under subsection B of this Article XIV. Upon the designation by the Trustee of a Permitted Transferee in accordance with the provisions of this subsection G(5), the Trustee shall (i) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (ii) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Capital Stock, as applicable, (iii) cause the Shares-in-Trust to be cancelled, and (iv) distribute to the Beneficiary any and all amounts held with respect to the Shares-in-Trust after making the payment to the Prohibited Owner pursuant to subsection G(6) of this Article XIV.

          (6)    Compensation to Record Holder of Shares of Capital Stock that Become Shares-in-Trust.    Any Prohibited Owner shall be entitled (following discovery of the Shares-in-Trust and subsequent designations of the Permitted Transferee in accordance with subsection G(5) of this Article XIV or following the acceptance of the offer to purchase such shares in accordance with subsection G(7) of this Article XIV) to receive from the Trustee following the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (a) a purported Transfer in which the Prohibited Owner gave value for shares of Capital Stock and which Transfer resulted in the transfer of the shares to the Trust, the price per share, if any, such Prohibited Owner paid for the shares of Capital Stock, or (b) a Non-Transfer Event or Transfer in which the Prohibited Owner did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Trust, the price per share equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Trustee from the sale or other disposition of such Shares-in-Trust. Any amounts received by the Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid to the Prohibited Owner pursuant to this subsection G(6) shall be distributed to the Beneficiary in accordance with the provisions of subsection G(5) of this Article XIV. Each Beneficiary and Prohibited Owner waives any and all claims that it may have against the Trustee and the Trust arising out of the disposition of Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this subsection G(6), by such Trustee or the Corporation.

          (7)    Purchase Right in Shares-in-Trust.    Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event), and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. Subject to subsection G(6) of this Article XIV, the Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (i) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust and (ii) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to subsection D of this Article XIV.

        H.    Modification and Limitations on Changes of Limits.

          (1)    Increase or Decrease in Stock Ownership Limit or Constructive Ownership Limit.    Subject to the limitations provided in subsection H(2) of this Article XIV, the Board of Directors may from time to time increase or decrease the Stock Ownership Limit or the Constructive Ownership Limit; provided, however, that (i) any decrease may only be made prospectively as to subsequent holders (other than a decrease as a result of a retroactive change in existing law that would require a decrease in order for the Corporation to retain REIT status, in which case such decrease shall be effective immediately) and (ii) any decrease may only be made if the Board of Directors reasonably determines that such decrease is advisable to help the Corporation protect its status as a REIT.

          (2)    Limitation on Changes in Stock Ownership Limit or Constructive Ownership Limit.    Prior to the modification of any Stock Ownership Limit or Constructive Ownership Limit pursuant to subsection H(1) of this Article XIV, the Board of Directors may require such opinions of counsel, affidavits, undertakings, or agreements as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

        I.    Remedies Not Limited.    Nothing contained in this Article XIV shall limit the authority of the Corporation to take such other action as it deems necessary or advisable (i) to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT, and (ii) to ensure compliance with the Stock Ownership Limit or the Constructive Ownership Limit, as applicable.

        J.    Ambiguity.    In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any defined term contained herein, the Board of Directors shall have the power to determine the application of the provisions of this Article XIV with respect to any situation based on the facts known to it. In the event that this Article XIV requires an action by the Board of Directors and this Certificate of Incorporation fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is in furtherance of the provisions of this Article XIV.

        K.    Severability.    If any provision of this Article XIV or any application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

        L.    Legend.    Each certificate for shares of Capital Stock shall bear substantially the following legend:

    "The shares represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation's maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). No Person may (i) Beneficially Own shares of Capital Stock in excess of 9.9% of the number or value of outstanding shares of Capital Stock (whichever is more restrictive) or Constructively Own shares of Capital Stock in excess of 9.9% of the number or value of outstanding shares of Capital Stock (whichever is more restrictive); (ii) beneficially own shares of Capital Stock that would result in the shares of Capital Stock being beneficially owned by fewer than 100 Persons (determined without reference to any rules of attribution); (iii) Beneficially Own shares of Capital Stock that would result in the Corporation being "closely held" under Section 856(h) of the Code; or (iv) Constructively Own shares of Capital Stock that would cause the Corporation or any of its Subsidiaries to Constructively Own 10% or more of the ownership interests in a tenant of the Corporation's or a Subsidiary's real property, within the meaning of Section 856(d)(2)(B) of the Code. Any Person who attempts to Beneficially Own or Constructively Own shares of Capital Stock in excess of the above limitations must notify the Corporation in writing as promptly as practicable. Any transfer in violation of the above limitations will be void ab initio. Notwithstanding the foregoing, if the restrictions above are violated, the shares of Capital Stock represented hereby will be transferred automatically and by operation of law to a Trust and shall be designated Shares-in-Trust. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to, and all capitalized terms in this legend have the meanings defined in, the Corporation's charter, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests."

ARTICLE XV

        In addition to any votes required by applicable law and subject to the express rights of the holders of any series of Preferred Stock, if any outstanding, and notwithstanding anything contained in this Certificate of Incorporation to the contrary, but subject to the rights of holders of Class A Stock set forth in Article IV, the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required to amend, modify or repeal any provision, or adopt any new or additional provision, in a manner inconsistent with Articles V, VI(C), VII, XII and this Article XV.

ARTICLE XVI

        When the terms of this Certificate of Incorporation refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision hereof, the secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor. Unless otherwise provided in this Certificate of Incorporation, a reference to any specific agreement or other document shall be deemed a reference to such agreement or document as amended, restated or supplemented from time to time in accordance with the terms of such agreement or document.

ARTICLE XVII

        This Fourth Amended and Restated Certificate of Incorporation shall be effective at 12:01 a.m. (local time in Wilmington, Delaware) on June 26, 2019.

        IN WITNESS WHEREOF, the Corporation has caused this ~~Third~~Fourth Amended and Restated Certificate of Incorporation to be signed by its Corporate Secretary this ~~27~~            th day of ~~August, 2018~~                        , 2019.

~~GGP~~BROOKFIELD PROPERTY REIT INC.

Name:
Its:

SIGNATURE PAGE TO ~~THIRD~~FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF ~~GGP~~BROOKFIELD PROPERTY REIT INC.

Exhibit A

NOTICE OF EXCHANGE

        Reference is made to the ~~Third~~Fourth Amended and Restated Certificate of Incorporation of Brookfield Property REIT Inc. (the "Charter"). All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Charter.

        The undersigned Class A Shareholder hereby irrevocably (i) exercises its right to require the Corporation to repurchase the Tendered Class A Shares indicated in this Notice of Exchange in accordance with the terms of the Charter and the Exchange Right referred to therein; and (ii) surrenders such Tendered Class A Shares and all right, title and interest therein. The undersigned hereby represents, warrants, and certifies that the undersigned (a) has, and shall maintain through the time at which the exchange of such Tendered Class A Shares is consummated, marketable and unencumbered title to such Tendered Class A Shares, free and clear of all liens, claims, encumbrances, rights or interests of any other Person; (b) has the full right, power, and authority to exchange and surrender such Tendered Class A Shares as provided herein; and (c) has obtained the consent or approval of all Persons, if any, having the right to consent or approve such exchange and surrender.

        The undersigned acknowledges that the Corporation, ~~BPI,~~ BAM, the Rights Agent, or the Corporation's Transfer Agent, American Stock Transfer & Trust Company, LLC ("AST") will respond to this notice by the deadlines prescribed in the Charter or, if applicable, the Rights Agreement, with delivery instructions for the Tendered Class A Shares.

        The Cash Amount, or the BPY Units Amount in the event that ~~BPI~~BPY or an affiliate of BPY has elected, in its sole and absolute discretion, to satisfy Brookfield Property REIT's Exchange Right obligation by exchanging the Tendered Class A Shares for the BPY Units Amount, shall be paid or issued, as applicable, in the same name and registration as the Tendered Class A Shares.

        Please deliver this Notice of Exchange to AST and the Corporation at the following email addresses or in physical form (with the original being delivered to AST and a copy being delivered to the Corporation)(the date of tender will be deemed to be the date on which this Notice of Exchange is received by AST on behalf of the Corporation, either by email or physical delivery):

AST:		Corporation:
ReorgConversions@astfinancial.com		bprstockconversion@brookfield.onmicrosoft.com
or		or
American Stock Transfer & Trust Company, LLC		Brookfield Property REIT Inc.
6201 15th Avenue		250 Vesey Street, 15th Floor
Brooklyn, New York 11219		New York, New York 10281
Attention:	Reorg Group/Brookfield Class A Stock	Attention: Secretary
Conversion

Brookfield Property REIT Inc.—Notice of Exchange

Are you a "United States person" as defined under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (which includes a U.S. citizen or resident or corporation or partnership incorporated or organized under the laws of the United States)?    Yes    ☐ No    ☐

Name of registered holder of Tendered Class A Shares as it appears on the statement of ownership issued by AST:

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Exhibit A

Exhibit B

AMENDED AND RESTATED DESIGNATIONS, PREFERENCES AND RIGHTS
OF
6.375% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

[Attached hereto]

Exhibit B

AMENDED AND RESTATED

DESIGNATIONS,

PREFERENCES AND RIGHTS
OF
6.375% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK OF
~~GGP~~BROOKFIELD PROPERTY REIT INC.

        The Corporation is authorized to issue up to eleven million, five hundred thousand (11,500,000) shares of 6.375% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, which shall have the following powers, designations, preferences and other special rights (in addition to those otherwise set forth in the Corporation's Certificate of Incorporation):

        1.    Designation and Number.    The Corporation shall be authorized to issue shares of a series of Preferred Stock designated "6.375% Series A Cumulative Redeemable Preferred Stock" (the "Series A Preferred Stock"), which shall consist of 11,500,000 authorized shares.

        2.    Status of Acquired Shares.    All shares of Series A Preferred Stock redeemed, purchased, exchanged, or otherwise acquired by the Corporation shall be restored to the status of authorized but unissued shares of preferred stock, par value $0.01 per share, of the Corporation.

        3.    Ranking.    The Series A Preferred Stock shall, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, rank (i) senior to the Class C Stock, par value $0.01 per share, of the Corporation (the "Class C Stock"), the ~~Class~~Series B Preferred Stock, par value $0.01 per share, the Class B-1 Stock, par value $0.01 per share, and the Class B-2 Stock, par value $0.01 per share, of the Corporation (together, the "Class B Stock"), and the Class A Stock, par value $0.01 per share, of the Corporation (the "Class A Stock") and any other class or series of capital stock established by the Corporation in the future, the terms of which specifically provide that such series ranks junior to the Series A Preferred Stock as to the payment of dividends and distribution of assets upon the Corporation's liquidation, dissolution or winding up, (ii) on parity with any series of preferred stock that the Corporation may establish in the future the terms of which specifically provide that such series ranks on parity with the Series A Preferred Stock with respect to the payment of dividends and distributions of assets upon the Corporation's liquidation, dissolution or winding up, and (iii) junior to any other series of preferred stock established by the Corporation in the future, the terms of which specifically provide that such series ranks senior to the Series A Preferred Stock as to the payment of dividends and distribution of assets upon the Corporation's liquidation, dissolution or winding up (which establishment shall be subject to Section 9 below).

        4.    Dividends.

        (a)   The holders of the then outstanding shares of Series A Preferred Stock shall be entitled to cumulative preferential cash dividends (whether or not declared) at the rate of 6.375% per year of the $25.00 liquidation preference per share, which is equivalent to $1.59375 per share of Series A Preferred Stock per year. Dividends shall only be paid when, as and if declared by the Board of Directors, however, dividends shall accumulate whether or not so declared.

        (b)   Dividends on the Series A Preferred Stock shall accrue and be cumulative from, and including, the date of original issuance and shall be payable (when, as and if declared by the Board of Directors) quarterly in arrears on the first day of January, April, July and October of each year, or, if not a business day, the next succeeding business day (and no interest, additional dividends or other sums shall accrue or accumulate on the amount so payable for the period from and after that dividend payment date to that next succeeding business day). The initial dividend on the Series A Preferred Stock, which shall be paid on April 1, 2013 if declared by the Board of Directors, shall be for less than a full quarter and shall be in the amount of $0.2125 per share. The amount of this initial dividend has been prorated and computed, and the Corporation will prorate and compute any other dividend payable for a partial dividend period, on the basis of a 360-day year consisting of twelve 30-day months. Dividends payable on the Series A Preferred Stock for each full dividend period shall be computed by dividing the annual dividend rate by four.

        (c)   The Corporation shall pay dividends to holders of record as they appear in the stock records at the close of business on the applicable dividend record date. The dividend record date shall be the fifteenth day of the calendar month immediately preceding the calendar month in which the related dividend payment date falls, or such other date that the Board of Directors shall designate for the payment of dividends that is not more than 30 nor less than 10 days prior to the applicable dividend payment date.

        (d)   The Corporation shall not declare dividends on the Series A Preferred Stock, or pay or set apart for payment dividends on the Series A Preferred Stock, if the terms of any of the agreements of the Corporation, including any agreement relating to the indebtedness of the Corporation, prohibit such a declaration, payment or setting apart for payment or provide that such declaration, payment or setting apart for payment would constitute a breach of or default under such an agreement. Likewise, no dividends shall be declared by the Board of Directors or paid or set apart for payment if such declaration or payment is restricted or prohibited by law.

        (e)   Dividends on the Series A Preferred Stock shall accrue and accumulate, however, whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of dividends and whether or not such dividends are declared by the Board of Directors.

        (f)    Except as described in the next paragraph (g), unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sufficient sum set apart for payment for all past dividend periods and the current dividend period:

            (i)  no dividends (other than dividends in shares of Class C Stock, Class B Stock, Class A Stock or other shares of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up) may be declared or paid or set aside for payment, and no other distribution may be declared or made, upon the Class C Stock, the Class B Stock, the Class A Stock or any of the Corporation's other capital stock ranking junior to or on parity with the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up; and

           (ii)  no shares of Class C Stock, Class B Stock, Class A Stock or any other shares of capital stock of the Corporation ranking junior to or on parity with the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up may be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation, except by conversion into or exchange for other shares ranking junior to the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up; provided, however, that the foregoing shall not prevent the redemption, purchase or acquisition by the Corporation of any shares of capital stock of the Corporation to the extent necessary to preserve the Corporation's status as a real estate investment trust ("REIT") as defined in the Internal Revenue Code of 1986, as amended (the "Code").

        (g)   When full cumulative dividends are not paid (or the Corporation does not set apart a sum sufficient to pay in full cumulative dividends for all past dividend periods and the current dividend period) upon the Series A Preferred Stock and the shares of any other series of capital stock of the Corporation ranking on parity as to dividend rights with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other series of capital stock ranking on parity as to dividend rights with the Series A Preferred Stock shall be declared pro rata, so that the amount of dividends declared per share of the Series A Preferred Stock and such other series of capital stock of the Corporation will in all cases bear to each other the same ratio that accumulated dividends per share of the Series A Preferred Stock and such other series of capital stock (which will not include any accrual or accumulation in respect of unpaid dividends for prior dividend periods if such other series of capital stock does not have a cumulative dividend) bear to each other.

        (h)   No interest shall be payable in respect of any dividend payment on the Series A Preferred Stock that may be in arrears. Holders of shares of the Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property, or stock, in excess of the full cumulative dividends on the Series A Preferred Stock to which they are entitled. Any dividend payment made on shares of the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares that remains payable.

        (i)    If, for any taxable year, the Corporation elects to designate as "capital gain dividends" (as defined in Section 857 of the Code or any successor revenue code or section) any portion of the total dividends (as determined for Federal income tax purposes) paid or made available for the year to holders of all classes and series of shares of the capital stock of the Corporation (the "Capital Gains Amount"), then the portion of the Capital Gains Amount that shall be allocable to holders of the Series A Preferred Stock shall be in the same portion that the total dividends paid or made available to the holders of the Series A Preferred Stock for the year bears to the total dividends for the year made with respect to all classes and series of the outstanding shares of capital stock.

        5.    Liquidation Preference.

        (a)   Upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of the Series A Preferred Stock shall be entitled to receive out of the assets available for distribution to stockholders (after payment or provision for all of the debts and other liabilities and subject to the preferential rights of the holders of any future series of preferred stock of the Corporation ranking senior to the Series A Preferred Stock with respect to the distribution of assets upon the liquidation, dissolution or winding up (which establishment shall be subject to Section 9 below)) a liquidation preference of $25.00 per share in cash (or property having a fair market value as determined by the Board of Directors valued at $25.00 per share) plus all accumulated and unpaid dividends (whether or not declared) to, but not including, the date of payment, before any distribution of assets is made to holders of Class C Stock, Class B Stock, Class A Stock or any other class or series of capital stock of the Corporation ranking junior to the Series A Preferred Stock as to liquidation rights.

        (b)   If upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation are insufficient to make full payment to holders of the Series A Preferred Stock and any other shares of capital stock of the Corporation ranking on parity with the Series A Preferred Stock as to liquidation rights, then holders of the Series A Preferred Stock and holders of shares of such capital stock ranking on parity with the Series A Preferred Stock as to liquidation rights will share ratably in any distribution of assets in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.

        (c)   Written notice of any such liquidation, dissolution or winding up, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given to holders of the Series A Preferred Stock by first-class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, at the address of such holder as it appears on the stock transfer records (or, in the case of Series A Preferred Stock held in global form, in accordance with applicable procedures of The Depository Trust Company ("DTC")).

        (d)   After payment of the full amount of the liquidating dividends to which holders of the Series A Preferred Stock are entitled on shares of Series A Preferred Stock, such holders shall not have any right or claim to any of the remaining assets with respect to such shares of Series A Preferred Stock.

        (e)   The consolidation or merger of the Corporation with or into another entity, the merger of another entity with or into the Corporation, or the sale, lease or conveyance of all or substantially all of the property or business of the Corporation shall, in each case, not be deemed to constitute a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of the liquidation rights of the Series A Preferred Stock.

        6.    Redemption.

        (a)    Optional Redemption.    Except with respect to a Special Optional Redemption and a REIT Qualification Optional Redemption (each as defined below), the Corporation may not redeem the Series A Preferred Stock prior to February 13, 2018. On or after February 13, 2018, the Corporation, at its option, upon giving the notice described in paragraph (4) below, may redeem the Series A Preferred Stock, in whole at any time or in part from time to time, for cash, at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends (whether or not declared) to, but not including, the date of redemption (such redemption, an "Optional Redemption"). If, prior to the Change of Control Conversion Date (as defined below), the Corporation has provided or provides irrevocable notice of redemption with respect to the Series A Preferred Stock (whether pursuant to an Optional Redemption, REIT Qualification Optional Redemption or Special Optional Redemption), the holders of Series A Preferred Stock shall not have the conversion right described in Section 7 below with respect to the shares of Series A Preferred Stock called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends).

        (b)    Special Optional Redemption.

            (i)  Upon the occurrence of a Change of Control (as defined below), the Corporation may, at its option, redeem the Series A Preferred Stock, in whole or in part within 120 days after the first date on which such Change of Control occurred, for cash, at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends (whether or not declared) to, but not including, the date of redemption (such redemption, a "Special Optional Redemption"). If, prior to the Change of Control Conversion Date, the Corporation has provided or provides irrevocable notice of redemption with respect to the Series A Preferred Stock (whether pursuant to an Optional Redemption, REIT Qualification Optional Redemption or Special Optional Redemption), the holders of Series A Preferred Stock will not have the conversion right described in Section 7 below with respect to the shares of Series A Preferred Stock called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends).

           (ii)  A "Change of Control" is when, after the initial delivery of the Series A Preferred Stock, the following have occurred and are continuing:

            (1)   the acquisition by any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of the Corporation's stock entitling that person to exercise more than 50% of the total voting power of all the Corporation's stock entitled to vote generally in the election of the Corporation's directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

            (2)   following the closing of any transaction referred to in the immediately preceding paragraph (1), neither the Corporation nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts ("ADRs") representing such securities) listed on the New York Stock Exchange ("NYSE"), the NYSE MKT or the NASDAQ Stock Market ("NASDAQ") or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

        (c)    Restrictions on Ownership and Transfer; REIT Qualification Optional Redemption.

            (i)  If the redemption of a holder's Series A Preferred Stock is required to prevent a violation of the Stock Ownership Limit (as defined in Article XIV of the Corporation's Certificate of Incorporation), then the Corporation may, at its option, redeem the Series A Preferred Stock of such holder, in such amount required to comply with the Stock Ownership Limit, for cash at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends (whether or not declared), to, but not including, the date of redemption (such redemption, a "REIT Qualification Optional Redemption"). If, prior to the Change of Control Conversion Date, the Corporation has provided or provides irrevocable notice of redemption with respect to the Series A Preferred Stock (whether pursuant to the optional redemption right, REIT qualification optional redemption right or special optional redemption right), the holders of Series A Preferred Stock will not have the conversion right described in Section 7 below with respect to the shares of Series A Preferred Stock called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends).

        (d)    Redemption Procedures.

            (i)  If the Corporation elects to redeem the Series A Preferred Stock as described above, the Corporation shall provide to each record holder of the Series A Preferred Stock a notice of redemption not fewer than 30 days nor more than 60 days before the redemption date. The Corporation shall send the notice to the address shown on the Corporation's share transfer books for each holder or, in the case of Series A Preferred Stock held in global form, in accordance with the applicable procedures of DTC. A failure to give notice of redemption or any defect in the notice or in its provision shall not affect the validity of the redemption of any Series A Preferred Stock, except as to the holder to whom notice was defective. Each notice shall state the following:

            (1)   the redemption date;

            (2)   the redemption price and accumulated and unpaid dividends payable on the redemption date;

            (3)   the number of shares of Series A Preferred Stock to be redeemed;

            (4)   if fewer than all shares of the Series A Preferred Stock are to be redeemed, the number of shares of the Series A Preferred Stock to be redeemed;

            (5)   the place or places where the certificates, if any, representing shares of Series A Preferred Stock are to be surrendered for payment of the redemption price;

            (6)   procedures for surrendering non-certificated shares of Series A Preferred Stock for payment of the redemption price;

            (7)   that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accrue and accumulate on such redemption date (unless the Corporation defaults in payment of the redemption price and all accumulated and unpaid dividends);

            (8)   that payment of the redemption price and any accumulated and unpaid dividends will be made upon presentation and surrender of such Series A Preferred Stock;

            (9)   in the case of a Special Optional Redemption, that the Series A Preferred Stock is being redeemed pursuant to the special optional redemption right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; and

            (10) in the case of a Special Optional Redemption, that the holders of the Series A Preferred Stock to which the notice relates will not be able to tender such Series A Preferred Stock for conversion in connection with the Change of Control (unless the Corporation defaults in payment of the redemption price and all accumulated and unpaid dividends) and each share of Series A Preferred Stock tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

           (ii)  If the Corporation redeems fewer than all of the shares of the Series A Preferred Stock, the Corporation shall determine the number of shares to be redeemed. In such circumstances, the shares of the Series A Preferred Stock to be redeemed shall be selected pro rata or in another equitable manner determined by the Corporation and in accordance with the rules of the NYSE or any other securities exchange or quotation system on which the Series A Preferred Stock is then listed, traded or quoted.

          (iii)  Notwithstanding the foregoing, if the Series A Preferred Stock is held in global form, the notice of redemption and redemption procedures, as applicable, must comply with applicable procedures of DTC.

          (iv)  If the Corporation has given a notice of redemption and has irrevocably set aside sufficient funds for the redemption in trust for the benefit of the holders of the Series A Preferred Stock called for redemption, then from and after the redemption date (unless the Corporation defaults in payment of the redemption price and all accumulated and unpaid dividends), those shares of Series A Preferred Stock shall be treated as no longer being outstanding, no further dividends shall accrue or accumulate and all other rights of the holders of those shares of Series A Preferred Stock shall terminate. The holders of those shares of Series A Preferred Stock shall retain their right to receive the redemption price for their shares and any accumulated and unpaid dividends through, but not including, the redemption date, without interest.

           (v)  If a redemption date falls after a dividend record date and prior to the corresponding dividend payment date, the holders of Series A Preferred Stock at the close of business on a dividend record date shall be entitled to receive the dividend payable with respect to the Series A Preferred Stock on the corresponding payment date notwithstanding the redemption of the Series A Preferred Stock between such record date and the corresponding payment date or the default in the payment of the dividend due. Except as provided above, the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock to be redeemed.

          (vi)  Notwithstanding the foregoing, unless full cumulative dividends on all shares of the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sufficient sum set apart for payment for all past dividend periods and the then current dividend period, the Corporation may not:

            (1)   redeem any shares of the Series A Preferred Stock or any class or series of capital stock of the Corporation ranking junior to or on parity with the Series A Preferred Stock as to dividend rights or rights upon liquidation, dissolution or winding up unless the Corporation simultaneously redeems all shares of the Series A Preferred Stock; or

            (2)   purchase or otherwise acquire directly or indirectly any shares of the Series A Preferred Stock or any other shares of capital stock of the Corporation ranking junior to or on parity with the Series A Preferred Stock as to dividend rights or rights upon liquidation, dissolution or winding up, except by exchange for shares of capital stock ranking junior to the Series A Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding up;

provided, however, that the foregoing shall not prevent the redemption, purchase or acquisition by the Corporation of any shares of capital stock of the Corporation to the extent necessary to preserve the Corporation's REIT status.

        7.    Conversion Rights.

        (a)   Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock shall have the right (unless, prior to the Change of Control Conversion Date, the Corporation has provided or provides irrevocable notice of its election to redeem the Series A Preferred Stock as described in Section 6 above, in which case such holder will only have the right with respect to the shares of Series A Preferred Stock not called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends in which case such holder will again have a conversion right with respect to the shares of Series A Preferred Stock subject to such default in payment)) to convert some or all of the Series A Preferred Stock held by such holder (the "Change of Control Conversion Right") on the Change of Control Conversion Date into a number of shares of Class A Stock or Class C Stock (whichever class is elected by the holder of Series A Preferred Stock) per share of Series A Preferred Stock (the "Class A Stock Conversion Consideration" and the "Class C Stock Conversion Consideration," as applicable), which is equal to the lesser of:

            (i)  the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accumulated and unpaid dividends (whether or not declared) to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding Series A Preferred Stock dividend payment date, in which case no additional amount for such accumulated and unpaid dividend will be included in this sum) by (ii) the Class A Stock Price or Class C Stock Price, as applicable (such quotient, the "Conversion Rate"); and

           (ii)  the product of 2.4679 multiplied by the Adjustment Amount (the "Class A Share Cap") in the case of shares of Class A Stock and 2.4679 (the "Class C Share Cap") in the case of shares of Class C Stock, in each case subject to certain adjustments described below.

A share of Series A Preferred Stock shall entitle its holder to convert such share into either, but not both, of Class A Stock or Class C Stock. If a holder of Series A Preferred Stock makes no election on whether to receive Class A Stock or Class C Stock, such holder shall receive Class A Stock upon conversion in accordance with this paragraph.

        "Adjustment Amount" means the sum of (A) the whole number (or fraction) of shares of Class A Stock distributed to a holder of one Cash Electing Share as a result of the payment of the Pre-Closing Dividend and (B) the quotient of (1) the sum of the cash amount received by a holder of one Cash Electing Share as a result of the payment of the Pre-Closing Dividend and the Per Share Merger Consideration, divided by (2) the Parent Common Unit Closing Price. Capitalized terms in the preceding sentence that are not defined herein having the meaning provided in the Agreement and Plan of Merger dated as of March 26, 2018 by and among Brookfield Property Partners L.P., Goldfinch Merger Sub Corp., and GGP Inc., as amended from time to time.

        (b)   Each of the Class A Share Cap and the Class C Share Cap, as applicable, is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of Class A Stock or Class C Stock), subdivisions or combinations (in each case, a "Share Split") with respect to the

Class A Stock or Class C Stock, as applicable, as follows: the adjusted Share Cap as the result of a Share Split shall be the number of shares of Class A Stock or Class C Stock, as applicable, that is equivalent to the product obtained by multiplying (i) the Share Cap in effect immediately prior to such Share Split by (ii) a fraction, the numerator of which is the number of shares of the Class A Stock or Class C Stock, as applicable, outstanding after giving effect to such Share Split and the denominator of which is the number of shares of Class A Stock or Class C Stock, as applicable, outstanding immediately prior to such Share Split.

        (c)   For the avoidance of doubt, subject to the immediately succeeding sentence, (i) the aggregate number of shares of Class A Stock (or equivalent Class A Alternative Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed the number of shares of Class A Stock equal to the product of the Class A Share Cap multiplied by 11,500,000 (or equivalent Class A Alternative Conversion Consideration, as applicable) (the "Class A Exchange Cap") and (ii) the aggregate number of shares of Class C Stock (or equivalent Class C Alternative Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed 28,380,850 shares of Class C Stock (or equivalent Class C Alternative Conversion Consideration, as applicable) (the "Class C Exchange Cap"). The Class A Exchange Cap and Class C Exchange Cap are each subject to pro rata adjustments for any Share Splits on the same basis as the corresponding adjustments to the Share Cap.

        (d)   In the case of a Change of Control pursuant to which the Class A Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the "Class A Alternative Form Consideration"), a holder of Series A Preferred Stock shall receive upon conversion of such Series A Preferred Stock, in lieu of receiving Class A Stock, the kind and amount of Class A Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of the Class A Stock equal to the Class A Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Class A Alternative Conversion Consideration," and the Class A Stock Conversion Consideration or the Class A Alternative Conversion Consideration, as may be applicable to a Change of Control, is referred to as the "Class A Conversion Consideration"). In the case of a Change of Control pursuant to which the Class C Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the "Class C Alternative Form Consideration"), a holder of Series A Preferred Stock shall receive upon conversion of such Series A Preferred Stock, in lieu of receiving Class C Stock, the kind and amount of Class C Alternative Form Consideration which such holder would have owned or been entitled to receive upon the Change of Control had such holder held a number of shares of the Class C Stock equal to the Class C Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the "Class C Alternative Conversion Consideration," and the Class C Stock Conversion Consideration or the Class C Alternative Conversion Consideration, as may be applicable to a Change of Control, is referred to as the "Class C Conversion Consideration"). A share of Series A Preferred Stock shall entitle its holder to elect to receive either, but not both, of the Class A Alternative Conversion Consideration or the Class C Alternative Conversion Consideration with respect to such share of Series A Preferred Stock in accordance with this paragraph, and if no election is made such holder shall receive the Class A Alternative Conversion Consideration.

        (e)   If the holders of Class A Stock or Class C Stock, as applicable, have the opportunity to elect the form of consideration to be received in the Change of Control, the Class A Conversion Consideration and Class C Conversion Consideration, as applicable, shall be deemed to be the kind and amount of consideration actually received by holders of a majority of the shares of Class A Stock or Class C Stock, as applicable, that voted for such an election (if electing between two types of consideration) or holders of a plurality of the shares of Class A Stock or Class C Stock, as applicable, that voted for such an election (if electing between more than two types of consideration), as the case may be, and will be subject to any limitations to which all holders of the Class A Stock or Class C Stock, as applicable, are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

        (f)    The Corporation shall not issue fractional shares of Class A Stock or Class C Stock upon the conversion of the Series A Preferred Stock. Instead, the Corporation shall pay the cash value of such fractional shares.

        (g)   Within 15 days following the occurrence of a Change of Control, the Corporation shall provide to holders of Series A Preferred Stock a notice of occurrence of the Change of Control that describes the resulting Change of Control Conversion Right. This notice shall state the following:

            (i)  the events constituting the Change of Control;

           (ii)  the date of the Change of Control;

          (iii)  the last date on which the holders of Series A Preferred Stock may exercise their Change of Control Conversion Right;

          (iv)  the method and period for calculating the Class A Stock Price and the Class C Stock Price, as applicable;

           (v)  the Change of Control Conversion Date;

          (vi)  that if, prior to the Change of Control Conversion Date, the Corporation has provided or provides irrevocable notice of the election to redeem all or any portion of the Series A Preferred Stock, holders will not be able to convert shares of Series A Preferred Stock designated for redemption and such shares will be redeemed on the related redemption date, even if such shares have already been tendered for conversion pursuant to the Change of Control Conversion Right (unless the Corporation defaults in payment of the redemption price and all accumulated and unpaid dividends);

         (vii)  if applicable, the type and amount of Class A Alternative Conversion Consideration or Class C Alternative Consideration, as applicable, entitled to be received per share of Series A Preferred Stock;

        (viii)  the name and address of the paying agent and the conversion agent;

          (ix)  the procedures that the holders of Series A Preferred Stock must follow to exercise the Change of Control Conversion Right; and

           (x)  the last date on which holders of Series A Preferred Stock may withdraw shares surrendered for conversion and the procedures such holders must follow to effect such a withdrawal.

        (h)   The Corporation shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if these organizations are not in existence at the time of issuance of the press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post a notice on the website of the Corporation, in any event prior to the opening of business on the first business day following any date on which the Corporation provides the notice described above to the holders of Series A Preferred Stock.

        (i)    To exercise the Change of Control Conversion Right, the holders of Series A Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates (if any) representing the shares of Series A Preferred Stock to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the transfer agent for the

Series A Preferred Stock, or, in the case of Series A Preferred Stock held in global form, comply with the applicable procedures of DTC. The conversion notice must state:

            (i)  the relevant Change of Control Conversion Date;

           (ii)  the number of shares of Series A Preferred Stock to be converted;

          (iii)  any election to receive Class C Conversion Consideration in lieu of Class A Conversion Consideration; and

          (iv)  that the Series A Preferred Stock is to be converted pursuant to the applicable provisions of the Series A Preferred Stock.

        (j)    The "Change of Control Conversion Date" is the date the Series A Preferred Stock is to be converted, which shall be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Corporation provides the notice described above to the holders of Series A Preferred Stock.

        (k)   The "Class A Stock Price" shall be (i) if the consideration to be received in the Change of Control by the holders of Class A Stock is solely cash, the amount of cash consideration per share of Class A Stock or (ii) if the consideration to be received in the Change of Control by holders of Class A Stock is other than solely cash (x) the average of the closing sale prices per share of Class A Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Class A Stock is then traded, (y) the average of the last quoted bid prices for the Class A Stock in the over-the-counter market as reported by OTC Market Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Class A Stock is not then listed for trading on a U.S. securities exchange, or (z) if there are no such quoted bid prices, the value of a share of Class A Stock as determined in good faith by the Board of Directors.

        (l)    The "Class C Stock Price" shall be (i) if the consideration to be received in the Change of Control by the holders of Class C Stock is solely cash, the amount of cash consideration per share of Class C Stock or (ii) if the consideration to be received in the Change of Control by holders of Class C Stock is other than solely cash (x) the average of the closing sale prices per share of Class C Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Class C Stock is then traded, (y) the average of the last quoted bid prices for the Class C Stock in the over-the-counter market as reported by OTC Market Group Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Class C Stock is not then listed for trading on a U.S. securities exchange, or (z) if there are no such quoted bid prices, the value of a share of Class C Stock as determined in good faith by the Board of Directors.

        (m)  Holders of Series A Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the transfer agent for the Series A Preferred Stock prior to the close of business on the business day prior to the Change of Control Conversion Date. The notice of withdrawal must state:

            (i)  the number of withdrawn shares of Series A Preferred Stock;

           (ii)  if certificated Series A Preferred Stock has been issued, the certificate numbers of the withdrawn shares of Series A Preferred Stock; and

          (iii)  the number of shares of Series A Preferred Stock, if any, which remain subject to the conversion notice.

        (n)   Notwithstanding the foregoing, if the Series A Preferred Stock is held in global form, the conversion notice and/or the notice of withdrawal, as applicable, must comply with applicable procedures of DTC.

        (o)   Shares of Series A Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Class A Conversion Consideration or Class C Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless prior to the Change of Control Conversion Date the Corporation has provided or provides notice of the election to redeem such Series A Preferred Stock, whether pursuant to an Optional Redemption, Special Optional Redemption or REIT Qualification Optional Redemption (in which case the holders of Series A Preferred Stock shall not have the conversion right with respect to the shares of Series A Preferred Stock so called for redemption (unless the Corporation defaults in the payment of the redemption price and accumulated and unpaid dividends). If the Corporation elects to redeem Series A Preferred Stock that would otherwise be converted into the applicable Class A Conversion Consideration or Class C Conversion Consideration on a Change of Control Conversion Date, such Series A Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive on the applicable redemption date $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date, in accordance with Optional Redemption, Special Optional Redemption or REIT Qualification Optional Redemption.

        (p)   The Corporation shall deliver amounts owing upon conversion no later than the third business day following the Change of Control Conversion Date.

        (q)   In connection with the exercise of any Change of Control Conversion Right, the Corporation shall comply with all federal and state securities laws and stock exchange rules in connection with any conversion of Series A Preferred Stock into shares of Class A Stock, Class C Stock or other property. Notwithstanding any other provision of the Series A Preferred Stock, no holder of Series A Preferred Stock shall be entitled to convert such Series A Preferred Stock into shares of Class A Stock or Class C Stock to the extent that receipt of such Class A Stock or Class C Stock would cause such holder (or any other person) to exceed the Stock Ownership Limit (unless the Corporation provides an exemption from such limitation for such holder).

        (r)   Except as provided in this Section 7, the Series A Preferred Stock is not convertible into or exchangeable for any other securities or property.

        8.    No Maturity, Sinking Fund or Mandatory Redemption.    The Series A Preferred Stock has no maturity date and the Corporation shall not be required to redeem the Series A Preferred Stock at any time. The Series A Preferred Stock shall not be subject to any sinking fund.

        9.    Voting Rights.

        (a)   Holders of the Series A Preferred Stock shall not have any voting rights, except as set forth below or as required by law or the rules of the NYSE or any other securities exchange or quotation system on which the Series A Preferred Stock is then listed, traded or quoted. On any matters in which the Series A Preferred Stock is entitled to vote, each share shall be entitled to one vote.

        (b)   Whenever dividends on the Series A Preferred Stock are in arrears for six or more quarterly periods (whether or not consecutive), the holders of the Series A Preferred Stock shall be entitled, voting as a single class together with holders of all other series of the Corporation's preferred stock upon which voting rights have been conferred and are exercisable (the "Voting Parity Preferred"), to elect a total of two additional directors to the Board of Directors at a special meeting called by the holders of record of at least 10% of the Series A Preferred Stock or at least 10% of any other Voting Parity Preferred so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the stockholders, in which case, such vote shall be held at the earlier of the next annual or special meeting of stockholders) or at the next annual meeting of stockholders, and at each subsequent annual meeting, until all dividends accumulated on the Series A Preferred Stock for the past dividend periods and the then current dividend period have been fully paid or declared and a sum sufficient for the payment of such dividends has been set aside for payment. If and when all accumulated dividends and the dividend for the then current dividend period on the Series A Preferred Stock shall have been paid in full or set aside for payment in full, the holders of the Series A Preferred Stock shall be divested of the foregoing voting rights (but subject always to the same provision for the vesting of such voting rights in the case of any future arrearages for six or more quarterly periods (whether or not consecutive)), and if all accumulated dividends and the dividend for the then current period have been paid in full or set aside for payment in full on all series of Voting Parity Preferred, the term of office of each director so elected by the holders of the Series A Preferred Stock and the Voting Parity Preferred shall terminate.

        (c)   In addition, the Corporation may not, without the affirmative vote of holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock voting separately as a class:

            (i)  authorize, create or increase the authorized or issued amount of any class or series of capital stock of the Corporation ranking senior to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, or reclassify any authorized capital stock into, or create, authorize or issue any obligation or security convertible into, exchangeable for or evidencing the right to purchase, any such senior shares; or

           (ii)  amend, alter or repeal the provisions of the Certificate of Incorporation (including this Certificate of Designations) or Bylaws of the Corporation, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock or the holders thereof.

        (d)   However, with respect to any such amendment, alteration or repeal of the provisions of the Certificate of Incorporation (including this Certificate of Designations), whether by merger, consolidation or otherwise, so long as the Series A Preferred Stock remains outstanding with the terms thereof materially unchanged, taking into account that, upon the occurrence of such event, the Corporation may not be the surviving entity and such surviving entity may thereafter be the issuer of the Series A Preferred Stock, the occurrence of any such event shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of the Series A Preferred Stock.

        (e)   Any increase in the amount of total authorized preferred stock of the Corporation, or any increase in the amount of authorized shares of the Series A Preferred Stock, or any creation, issuance or increase in the amount of authorized shares of any other series of the preferred stock ranking on parity with or junior to the Series A Preferred Stock with respect to the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, shall not be deemed to materially and adversely affect the rights, preferences, privileges or voting power of the Series A Preferred Stock.

        10.    Information Rights.    During any period in which the Corporation is not subject to Section 13 or 15(d) of the Exchange Act and any Series A Preferred Stock is outstanding, the Corporation shall (i) transmit by mail or otherwise provide (or other permissible means under the Exchange Act) to all holders of Series A Preferred Stock as their names and addresses appear in the record books (or otherwise in accordance with the applicable procedures of DTC) and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Corporation would have been required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act if the Corporation were subject thereto (other than any exhibits, including certifications, that would have been required) (ii) promptly, upon request, provide copies of such reports to any prospective holder of Series A Preferred Stock. In such case, the Corporation shall mail (or otherwise provide) the information to the holders of Series A Preferred Stock within 15 days after the respective dates by which a periodic report on Form 10-K or Form 10-Q, as the case may be, in respect of such information would have been required to be filed with the SEC, if the Corporation were subject to Section 13 or 15(d) of the Exchange Act.

        10.    Preemptive Rights.    No holders of the Series A Preferred Stock shall, as holders of Series A Preferred Stock, have any preemptive rights to purchase or subscribe for Class A Stock, Class C Stock or any other security.

* * * * *

APPENDIX C

BROOKFIELD PROPERTY GROUP

RESTRICTED BPR CLASS A STOCK PLAN

FEBRUARY 20, 2019

BROOKFIELD PROPERTY GROUP
RESTRICTED BPR CLASS A STOCK PLAN

SECTION 1.    GENERAL PROVISIONS

1.1  Purposes

        The purpose of this Brookfield Property Group Restricted BPR Class A Stock Plan (the "Plan") is to (i) promote the alignment of interests of Eligible Persons with the holders of BPR Class A Shares and the unitholders of BPY; (ii) encourage Eligible Persons to remain with their Employer; and (iii) attract new employees and officers.

1.2  Definitions

        The following terms, when used in the Plan, shall have the respective meanings set forth below:

  (a)
  "Administrator" means a committee comprised of senior executives of (i) the Brookfield Property Group, and/or (ii) Brookfield Asset Management Inc. as determined by the Chief Executive Officer of BPG;

  (b)
  "Affiliate" means, with respect to a person, any other person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by such person, or is under common Control of a third person;

  (c)
  "Award Agreement" has the meaning set out in Section 2.3(c);

  (d)
  "Award Date" means the date on which Restricted BPR Class A Shares are awarded to the Participant, provided that if grants of Restricted BPR Class A Shares are approved during a Blackout Period, the Award Date will be six business days after the date on which the Blackout Period ends;

  (e)
  "Blackout Period" means any period imposed by BPR, during which specified individuals, including insiders of BPR, may not trade in BPR's securities (including, for greater certainty, where specific individuals are restricted from trading because they have material non-public information), but does not include any period when a regulator has halted trading in BPR's securities;

  (f)
  "BPG" means Brookfield Property Group LLC;

  (g)
  "BPR" means Brookfield Property REIT Inc., a Delaware corporation;

  (h)
  "BPR Class A Share" means a share of Class A Stock, par value $0.01 per share, of BPR;

  (i)
  "BPY" means Brookfield Property Partners L.P., a Bermuda exempted limited partnership;

  (j)
  "Brookfield Group" means Brookfield Asset Management Inc. and any of its Affiliates;

  (k)
  "Brookfield Property Group" means the operating and asset management entities within the property platform of Brookfield Asset Management Inc. and includes the service providers to BPR, BPY, the Property Partnership and their subsidiaries pursuant to Master Services Agreements;

  (l)
  "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder;

  (m)
  "Control" and similar expressions mean a relationship between two persons wherein one of such persons has the power, through the ownership of equity securities, by contract or otherwise, to directly or indirectly direct the management and policies of the other of such persons;

  (n)
  "Custodial Restricted BPR Class A Shares Account" means the account maintained for each Participant which is a separate, personal, custodial account for each Participant outside of the Trust and to which Restricted BPR Class A Shares of a Participant are allocated pursuant to Section 2.3(e). Such account shall be maintained in the jurisdiction in which the Participant resides, except as otherwise determined by the Administrator;

  (o)
  "Custodian" means AST Trust Company or such other entity as may be appointed by the Administrator from time to time to act as Custodian of the Custodial Restricted BPR Class A Shares Account;

  (p)
  "Eligible Person" has the meaning set out in in Section 2.1;

  (q)
  "Employer" means the entity that employs the Participant (or that employed the Participant immediately prior to his or her Termination Date) that is within the Brookfield Property Group or is BPR, BPY, the Property Partnership or a subsidiary of any such entities;

  (r)
  "Fair Market Value" means the closing price of a BPR Class A Share on the Nasdaq on the last trading day preceding the applicable day. For Restricted BPR Class A Shares awarded during a Blackout Period, the Fair Market Value is calculated as the volume-weighted average price of a BPR Class A Share on the Nasdaq for the five business days immediately preceding the Award Date;

  (s)
  "Nasdaq" means the Nasdaq Stock Market or successor thereto;

  (t)
  "Participant" means an Eligible Person who participates in the Plan;

  (u)
  "Participant Account" means the account maintained for each Participant which is a separate, personal, custodial account for each Participant in the Trust and to which unvested Restricted BPR Class A Shares of a Participant are allocated pursuant to Section 2.3(e);

  (v)
  "Plan" has the meaning set out in Section 1.1;

  (w)
  "Property Partnership" means Brookfield Property L.P., a Bermuda exempted limited partnership;

  (x)
  "Purchase Expenses" means brokerage commissions, transfer taxes and other charges or expenses on the purchase of BPR Class A Shares;

  (y)
  "Restricted BPR Class A Shares" means a BPR Class A Share awarded to a Participant on the terms contained in the Plan;

  (z)
  "Restricted BPR Class A Share Allotment Price" means the Fair Market Value on the Award Date of a BPR Class A Share determined on the Nasdaq;

  (aa)
  "Sale Expenses" means brokerage commissions, transfer taxes and other charges or expenses on the sale or exchange of BPR Class A Shares;

  (bb)
  "Termination Date" means, unless otherwise determined by the Administrator, a Participant's last day of active employment, as further clarified below:

  (i)
  in the event a Participant's employment is terminated by the Employer for any reason, the last day of active employment will be the date and time notice of termination is delivered to the Participant and will not include any period the Participant is under notice of termination or any period of deemed employment, pay in lieu of notice of termination or salary continuance provided or required to be provided by the Employer to the Participant;

    (ii)
    in the event of a continuous leave of absence (including for disability), the Participant's last day of active employment will be the earlier of the date of termination of employment and two years from the start of the Participant's continuous leave of absence;

    (iii)
    in the event of a Participant's resignation, the last day of active employment will be the effective date of resignation; and

    (iv)
    in the event of a Participant's death, the last day of active employment means the date of the Participant's death.

  (cc)
  "Trust" means the trust established pursuant to the Trust Agreement;

  (dd)
  "Trust Agreement" means an employee plan trust agreement between Employer and the Trustee and as the same may be amended, supplemented or restated from time to time;

  (ee)
  "Trustee" means AST Trust Company or such other entity as may be appointed by the Administrator from time to time to act as Trustee;

  (ff)
  "Vest" means the Vesting Date has occurred; and

  (gg)
  "Vesting Date" has the meaning set out in Section 2.5.

        Words importing the singular number only shall include the plural and vice versa and words importing the masculine shall include the feminine.

1.3  Administration

  (a)
  The Plan shall be administered by the Administrator with the Employer being responsible for all costs relating to the administration of the Plan other than the Sale Expenses.

  (b)
  Subject to the limitations of the Plan, the Administrator shall have the authority to: (i) grant Restricted BPR Class A Shares to Eligible Persons; (ii) determine the terms, limitations, restrictions and conditions upon such grants, including vesting and exercise; (iii) interpret the Plan and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Plan as it shall from time to time deem advisable; (iv) make all other determinations and take all other actions in connection with the implementation and administration of the Plan as it may deem necessary or advisable; and (v) delegate to any person or committee of persons any or all of its powers and authorities under the Plan. The Administrator's guidelines, rules, regulations, interpretations and determinations shall be conclusive and binding upon all Participants.

  (c)
  The Administrator may accelerate the Vesting Date for any Restricted BPR Class A Shares at any time.

SECTION 2.    AWARDS OF RESTRICTED BPR CLASS A SHARES

2.1  Eligibility

        "Eligible Persons" include (i) officers or employees of any member of the Brookfield Property Group and any of their respective Affiliates; and (ii) any other persons so designated by the Administrator, subject to applicable laws and regulations, including that Eligible Persons shall only include persons eligible to receive equity awards under an employee benefit plan (as defined in Rule 405 under the Securities Act of 1933, as amended) of BPR. Restricted BPR Class A Shares are granted under this Plan and awarded as follows:

  (a)
  As elected by a Participant in lieu of a cash bonus payment pursuant to Section 2.2;

  (b)
  As elected by the Administrator in lieu of a cash bonus payment to the Participant;

  (c)
  Additional discretionary compensation; or

  (d)
  An incentive for joining BPY, BPR, Brookfield Property Group, or an Affiliate.

2.2  Election by Participants to Receive Bonus Payment in Cash or Restricted BPR Class A Shares

        Participants may have the opportunity to elect to receive all or a portion of the bonus to which they may be entitled, in the form of Restricted BPR Class A Shares. Such election shall be made in accordance with the Administrator's policies from time to time.

2.3  Allotment of Restricted BPR Class A Shares

  (a)
  Restricted BPR Class A Shares will be allocated pursuant to Section 2.1 above.

  (b)
  The number of Restricted BPR Class A Shares to be allocated to each Participant will be calculated based on the dollar value of the amount allocated to the Plan for Restricted BPR Class A Shares pursuant to Section 2.1 divided by the Fair Market Value or such other manner as the Administrator may determine. Amounts will be converted to U.S. dollars, as applicable, using the mid-market exchange rate on the Award Date or the average exchange rate for the five business days preceding the Award Date for awards approved during a Blackout Period.

  (c)
  As soon as practicable after determining the number of Restricted BPR Class A Shares and any terms and conditions of the Restricted BPR Class A Shares to be granted to a Participant, the Administrator shall cause an agreement in writing to be given to the Participant advising the Participant as to the number of Restricted BPR Class A Shares and any terms and conditions pertaining to the Restricted BPR Class A Shares granted to the Participant under the Plan or as determined by the Administrator from time to time in such form as may be approved by the Administrator from time to time (the "Award Agreement"). The grant of Restricted BPR Class A Shares is conditional on the Participant accepting the Award Agreement.

  (d)
  As soon as practical after determining the number of Restricted BPR Class A Shares to be granted to a Participant, the Employer or an Affiliate shall transfer to the Trustee sufficient funds to allow the Trustee to purchase the corresponding number of BPR Class A Shares. Upon receipt of such funds, the Trustee shall purchase BPR Class A Shares. All purchases by the Trustee shall be at the Trustee's sole discretion, and the Trustee shall control the time, amount and manner of all purchases of BPR Class A Shares. The Trustee shall purchase BPR Class A Shares through the facilities of any stock market or exchange where the BPR Class A Shares are normally listed or sold. The Employer or an Affiliate will pay all of the Purchase Expenses associated with the purchase of Restricted BPR Class A Shares. The Participant will pay all of the Sale Expenses associated with the disposition of Restricted BPR Class A Shares.

  (e)
  Restricted BPR Class A Shares granted to a Participant shall be credited to the Participant Account following the acquisition of the BPR Class A Shares by the Trust and the application of the terms and conditions determined pursuant to Section 2.3(c) to the Restricted BPR Class A Shares. Upon Vesting the Restricted BPR Class A Shares shall be transferred to the Participant's Custodial Restricted BPR Class A Shares Account.

  (f)
  Any income earned in the Trust will be distributed to the Employer in the same calendar year in which it is received by the Trust.

2.4  Distributions

  (a)
  Unvested Restricted BPR Class A Shares.    The Participant shall receive the distributions on Restricted BPR Class A Shares in cash, less applicable taxes associated with the distribution, in accordance with local jurisdictions and tax legislation. In the event the Termination Date of a Participant occurs prior to the Vesting Date of the Restricted BPR Class A Shares, the value of the distribution received on the unvested Restricted BPR Class A Shares shall be subject to a clawback.

  (b)
  Vested Restricted BPR Class A Shares.    The Participant shall receive the distribution in cash, less applicable withholding taxes associated with the distribution.

2.5  Vesting of Restricted BPR Class A Shares

        Except as otherwise determined by the Administrator, Restricted BPR Class A Shares received in lieu of a Participant's cash bonus pursuant to Section 2.1(a) will Vest immediately and all other Restricted BPR Class A Shares will Vest in equal installments of 20% on each of the first through fifth anniversaries of the Award Date unless otherwise specifically outlined at the time of the award (the "Vesting Date"). Restricted BPR Class A Shares are held by the Custodian and remain subject to the restrictions under this Plan until the Vesting Date.

2.6  Change in Employment Status

        Except as otherwise determined by the Administrator, if a Participant ceases employment for any reason, all Restricted BPR Class A Shares which have not Vested on the Termination Date will be forfeited.

2.7  Forfeiture of Restricted BPR Class A Shares

        On the forfeiture of Restricted BPR Class A Shares pursuant to this Section, the BPR Class A Shares comprising the Restricted BPR Class A Shares shall be returned to the Trustee who may either sell such BPR Class A Shares on the market and pay the proceeds of such sale, or distribute the BPR Class A Shares to, the Employer or an Affiliate, as instructed by BPG.

SECTION 3.    GENERAL

3.1  No Right to Service

        Neither participation in the Plan nor any action under the Plan shall be construed to give any Participant a right to be retained in the service of the Employer.

3.2  No Liability for Decrease in Value of BPR Class A Shares

        The Employer, BPG, BPR, BPY and their Affiliates, and their directors and officers, shall not be liable to any Participant, beneficiary or legal representative of a Participant for any decrease in the value of a Restricted BPR Class A Share that may occur for any reason.

3.3  Transferability of Awards

        In no event may the rights or interests of a Participant be assigned, encumbered or transferred except:

  (a)
  To the extent that rights may pass to a beneficiary or legal representative of a Participant pursuant to the terms of the Plan upon the death of a Participant;

  (b)
  As expressly approved by the Administrator; or

  (c)
  After the Vesting Date.

3.4  Currency

        Amounts under this Plan are denominated in U.S. dollars.

3.5  Withholdings

        As a condition of the delivery of any Restricted BPR Class A Shares or cash pursuant to the Plan or the lifting or lapse of restrictions on any Restricted BPR Class A Shares, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Employer relating to an award:

  (a)
  unless otherwise instructed by the Participant, the Employer shall deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to the Employer, whether or not pursuant to the Plan;

  (b)
  the Employer shall be entitled to require that the Participant remit cash to the Employer (through payroll deduction or otherwise); or

  (c)
  the Employer may enter into any other suitable arrangements to withhold, in each case in an amount sufficient in the opinion of the Employer to satisfy such withholding obligation.

        The Trustee or Custodian shall withhold from payments under this Plan, if any, or may sell BPR Class A Shares held in a Participant's Custodial Restricted BPR Class A Shares Account and use the proceeds to pay all amounts required to be withheld or remitted pursuant to applicable laws as determined by the Employer, in its sole discretion, to the extent the Participant does not remit such amounts to the Trustee on or before the applicable date.

        Notwithstanding the foregoing, a Participant may elect to satisfy all or part of his or her withholding or income tax obligation by having the Employer withhold a portion of any Restricted BPR Class A Shares that he or she was previously awarded and have now Vested. Such Restricted BPR Class A Shares shall be valued at their Fair Market Value on the date when the obligation to withhold arises.

3.6  Successors and Assigns

        The Plan shall be binding on all successors and assigns of the Employer and a Participant, including without limitation, the beneficiary or legal representative of such Participant, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

3.7  Amendment and Termination

        The Administrator may amend, suspend or terminate the Plan at any time and in such manner and to such extent as it deems advisable. No such amendment or termination shall materially adversely affect the right of a Participant in respect of any Restricted BPR Class A Shares granted prior to the date of such amendment or suspension.

3.8  Governing Law

        The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be governed by and interpreted and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

3.9  Voting

        The Participant is the owner of the BPR Class A Shares comprising the Restricted BPR Class A Shares and so is entitled to exercise voting rights and all other rights attaching to the ownership of BPY Shares, subject to the restrictions set out in this Plan.

3.10  Section 83 Election

        Each Participant agrees to notify the Employer in writing if such Participant makes the election provided for in Section 83(b) of the Code with respect to any award of Restricted BPR Class A Shares and to provide a copy of such election to the Employer.

3.11  Section 409A

        Compensation paid or deemed paid under this Plan to Participants who are subject to U.S. federal tax is intended to avoid the imposition of any additional taxes or penalties under Section 409A of the Code and the Plan shall be construed and interpreted to preserve the intended tax consequences of the Plan. If the Administrator determines that an award, Award Agreement, payment, distribution, or any other action contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Administrator specifically provides otherwise, such award, Award Agreement, payment, distribution or other action shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Administrator, in each case without the consent of or notice to the Participant.

3.12  Effective Date

        The Plan was effective on February 20, 2019.

FIRST AMENDMENT TO THE
BROOKFIELD PROPERTY GROUP
RESTRICTED BPR CLASS A STOCK PLAN

SECTION 4.    GENERAL

        This First Amendment (this "Amendment") to the Brookfield Property Group Restricted BPR Class A Stock Plan (the "Plan") is made as of April 18, 2019. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Plan.

SECTION 5.    AMENDMENT

        Section 3.12 of the Plan is hereby deleted in its entirety, and a new Section 3.12 and Section 3.13 reading as follows are hereby added to the Plan:

  3.12
  Limit on Restricted BPR Class A Shares

          Notwithstanding any other provision of the Plan, under no circumstances may an aggregate of more than 2,500,000 Restricted BPR Class A Shares be granted pursuant to the Plan.

  3.13
  Effective Date

          The Plan was effective on February 20, 2019.

SECTION 6.    EFFECTIVE DATE OF AMENDMENT

        This Amendment is effective as of April 18, 2019.

APPENDIX D

BROOKFIELD PROPERTY L.P. FV LTIP UNIT PLAN

Brookfield Property Group

February 20, 2019

BROOKFIELD PROPERTY GROUP
BROOKFIELD PROPERTY L.P. FV LTIP UNIT PLAN

SECTION 1.    GENERAL PROVISIONS

1.1  Purposes

        The purpose of this Brookfield Property L.P. FV LTIP Unit Plan (the "Plan") is to (i) promote the alignment of interests of Eligible Persons with the holders of BPR Class A Shares and the unitholders of BPY; (ii) encourage Eligible Persons to remain with the Brookfield Property Group; and (iii) attract new employees and officers.

1.2  Definitions

        The following terms, when used in the Plan, shall have the respective meanings set forth below:

  (a)
  "Administrator" means a committee comprised of senior executives of (i) the Brookfield Property Group, and/or (ii) Brookfield Asset Management Inc. as determined by the Chief Executive Officer of BPG;

  (b)
  "Affiliate" means, with respect to a person, any other person that, directly or indirectly, through one or more intermediaries, Controls, or is Controlled by such person, or is under common Control of a third person;

  (c)
  "Award Agreement" has the meaning set out in Section 2.3;

  (d)
  "Award Date" means the date on which FV LTIP Units are awarded to the Participant;

  (e)
  "Book-Up Target" has the meaning set forth in the Property Partnership LPA.

  (f)
  "BPG" means Brookfield Property Group LLC;

  (g)
  "BPR" means Brookfield Property REIT Inc., a Delaware corporation;

  (h)
  "BPR Charter" means the Third Amended and Restated Certificate of Incorporation of BPR, as amended;

  (i)
  "BPR Class A Share" means a share of Class A Stock, par value $0.01 per share, of BPR;

  (j)
  "BPY" means Brookfield Property Partners L.P., a Bermuda exempted limited partnership;

  (k)
  "BPY Partnership Agreement" means the limited partnership agreement of BPY as may be amended or amended and restated from time to time;

  (l)
  "BPY Unit" means a publicly-traded non-voting limited partnership unit of BPY;

  (m)
  "Brookfield Property Group" means the operating and asset management entities within the property platform of Brookfield Asset Management Inc. and includes the service providers to BPY, the Property Partnership, BPR and their subsidiaries pursuant to Master Services Agreements;

  (n)
  "Business Day" has the meaning set forth in the Property Partnership LPA.

  (o)
  "Change of Control" means the occurrence of any of the following events:

  (i)
  any consolidation, amalgamation, or merger of BPY with or into any other entity, or any other reorganization, business combination, transaction or transfer of securities of BPY by its securityholders, or a series of transactions (including the acquisition of securities of BPY), whether or not BPY is a party thereto, in which the securityholders of BPY immediately prior to such consolidation, merger, reorganization, business combination or transaction, collectively have beneficial ownership (within the meaning ascribed to such term pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities representing directly, or indirectly through one or more entities, less than fifty percent (50%) of the equity measured by economic value or voting power (by contract, security ownership or otherwise) of BPY or other surviving entity immediately after such consolidation, merger, reorganization, business combination or transaction; for greater certainty a Change of Control shall not be triggered if Brookfield Asset Management Inc. continues to have beneficial ownership (within the meaning ascribed to such term pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly of securities representing directly, or indirectly through one or more entities, more than fifty percent (50%) of the equity measured by economic value or voting power of BPY, the general partner of BPY or other surviving entity;

    (ii)
    the sale or disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of BPY to any person or entity;

    (iii)
    except with the prior approval of Brookfield Asset Management Inc., during any period of twelve consecutive months commencing on or after the effective date of the Plan, individuals who as of the beginning of such period constituted the entire board of directors of Brookfield Property Partners Limited, the general partner of BPY (together with any new directors whose election by such board was approved by a vote of at least two-thirds of the members of such board, then still in office, who were directors at the beginning of the period or whose election was previously so approved) cease for any reason to constitute a majority thereof; or

    (iv)
    approval by the securityholders of BPY of a complete liquidation or dissolution of BPY;

  (p)
  "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder;

  (q)
  "Control" and similar expressions mean a relationship between two persons wherein one of such persons has the power, through the ownership of equity securities, by contract or otherwise, to directly or indirectly direct the management and policies of the other of such persons;

  (r)
  "Eligible Person" has the meaning set out in Section 2.1;

  (s)
  "Employer" means the entity that employs the Participant (or that employed the Participant immediately prior to his or her Termination Date) that is within the Brookfield Property Group or is BPY, the Property Partnership, BPR or a subsidiary of any such entities;

  (t)
  "Equity Preference" means an optional election that a Participant can include in his or her Redemption Notice indicating whether, if the Property Partnership elects to satisfy a Redemption Right other than with cash, the Participant would prefer to receive BPR Class A Shares or BPY Units upon redemption of the FV LTIP Units identified in the Redemption Notice;

  (u)
  "Fair Market Value" means, at any time, the volume-weighted average trading price of a security on the principal stock exchange on which such security is traded (determined on the basis of trading volumes) for the preceding five trading days;

  (v)
  "FV LTIP Unit" means an FV LTIP Unit of the Property Partnership awarded to a Participant pursuant to the Plan and having the rights, powers, privileges, restrictions, qualifications and limitations set forth in the Property Partnership LPA, the Plan and the applicable Award Agreement;

  (w)
  "Participant" means an Eligible Person who participates in the Plan;

  (x)
  "Plan" has the meaning set out in Section 1.1;

  (y)
  "Property Partnership" means Brookfield Property L.P., a Bermuda exempted limited partnership;

  (z)
  "Property Partnership LPA" means the limited partnership agreement of Brookfield Property L.P. as may be amended or amended and restated from time to time;

  (aa)
  "Redemption Amount" means an amount equal to the Fair Market Value of one BPY Unit as of the Redemption Date multiplied by the number of FV LTIP Units specified in a Redemption Notice to be redeemed;

  (bb)
  "Redemption Date" has the meaning set out in Section 3.3;

  (cc)
  "Redemption Notice" has the meaning set out in Section 3.2(a);

  (dd)
  "Redemption Right" has the meaning set out in Section 3.1;

  (ee)
  "Termination Date" means, unless otherwise determined by the Administrator, a Participant's last day of active employment, as further clarified below:

  (i)
  in the event a Participant's employment is terminated by the Employer for any reason, the last day of active employment will be the date and time notice of termination is delivered to the Participant and will not include any period the Participant is under notice of termination or any period of deemed employment, pay in lieu of notice of termination or salary continuance provided or required to be provided by the Employer to the Participant;

  (ii)
  in the event of a continuous leave of absence (including for disability), the Participant's last day of active employment will be the earlier of the date of termination of employment and two years from the start of the Participant's continuous leave of absence;

  (iii)
  in the event of a Participant's resignation, the last day of active employment will be the effective date of resignation; and

  (iv)
  in the event of a Participant's death, the last day of active employment means the date of the Participant's death;

  (ff)
  "Vesting Date" has the meaning set out in Section 2.6.

        Words importing the singular number only shall include the plural and vice versa and words importing the masculine shall include the feminine.

1.3  Administration

  (a)
  The Plan shall be administered by the Administrator with BPG and its Affiliates being responsible for all costs relating to the administration of the Plan.

  (b)
  Subject to the limitations of the Plan, the Administrator shall have the authority to: (i) grant FV LTIP Units to Eligible Persons; (ii) determine the terms, limitations, restrictions and conditions upon such grants, including vesting, forfeiture and redemption; (iii) interpret the Plan, Award Agreements, the Property Partnership LPA and the BPR Charter and adopt, amend and rescind such administrative guidelines and other rules and regulations relating to the Plan as it shall from time to time deem advisable; (iv) make all other determinations and take all other actions in connection with the implementation and administration of the Plan as it may deem necessary or advisable; and (v) delegate to any person or committee of persons any or all of its powers and authorities under the Plan. The Administrator's guidelines, rules, regulations, interpretations and determinations shall be conclusive and binding upon BPG and all Participants.

  (c)
  The Administrator may accelerate the Vesting Date for any FV LTIP Unit at any time.

SECTION 2.    AWARDS OF FV LTIP UNITS

2.1  Eligibility

        "Eligible Persons" include (i) officers or employees of any member of the Brookfield Property Group and any of their respective Affiliates; and (ii) any other persons so designated by the Administrator, subject to applicable laws and regulations, including that Eligible Persons shall only include persons eligible to receive equity awards under an employee benefit plan (as defined in Rule 405 under the Securities Act of 1933, as amended) of BPY and BPR. Although the Eligible Persons are not limited to U.S. persons, because the FV LTIP Units are intended to constitute "profits interests" for U.S. federal income tax purposes, awards under the Plan generally are not expected to be made to non-U.S. persons.

2.2  Election by Participants to Receive Bonus Payment in Cash or FV LTIP Units

        If and to the extent determined by the Administrator, Participants may have the opportunity each year to elect to receive all or a portion of the bonus to which they may be entitled, in the form of FV LTIP Units. Such election shall be made in accordance with the Administrator's policies from time to time.

2.3  Grant of FV LTIP Units

        As soon as practicable after determining the number of FV LTIP Units and any terms and conditions of the FV LTIP Units to be granted to a Participant, the Administrator shall cause an agreement in writing to be given to the Participant advising the Participant as to the number of FV LTIP Units and any terms and conditions pertaining to the FV LTIP Units granted to the Participant under the Plan or as determined by the Administrator from time to time in such form as may be approved by the Administrator from time to time (the "Award Agreement"). The grant of FV LTIP Units is conditional on the Participant signing the Award Agreement.

2.4  Terms of FV LTIP Units

        Each FV LTIP Unit shall have the terms and conditions specified in the applicable Award Agreement, the Plan and the Property Partnership LPA, and such additional terms and conditions as established by the Administrator, in its sole discretion, that are consistent with the Plan. A Participant who holds FV LTIP Units shall be entitled to only such rights as are afforded to him or her as a holder of FV LTIP Units under the Plan, the Property Partnership LPA and the applicable Award Agreement.

2.5  Distributions

  (a)
  Unvested FV LTIP Units.    The Participant shall receive the distributions on unvested FV LTIP Units in cash, less applicable withholding required, if any, in accordance with local jurisdictions and tax legislation. In the event the Termination Date of a Participant occurs prior to the Vesting Date of the FV LTIP Units, unless otherwise determined by the Administrator, the Participant will be required to pay to the Property Partnership 50% of the value of the distributions made on the unvested FV LTIP Units, which is intended to approximate the after-tax value of the distributions received.

  (b)
  Vested FV LTIP Units.    The Participant shall receive the distributions on vested FV LTIP Units in cash, less applicable withholding required, if any, associated with the distribution in accordance with local jurisdictions and tax legislation.

2.6  Vesting of FV LTIP Units

        Except as otherwise determined by the Administrator, FV LTIP Units received in lieu of a Participant's cash bonus pursuant to Section 2.2 will vest immediately and all other FV LTIP Units will vest in equal installments of 20% on each of the first through fifth anniversaries of the Award Date unless otherwise specifically outlined at the time of the award (the "Vesting Date").

2.7  Change in Employment Status; Forfeiture of FV LTIP Units

        Except as otherwise determined by the Administrator, if a Participant ceases employment for any reason, all FV LTIP Units which have not vested on the Termination Date will be immediately forfeited, and without any further action, be treated as cancelled and no longer outstanding for any purpose. Unless otherwise specified in the relevant Award Agreement, no consideration or other payment shall be due with respect to any FV LTIP Units that have been forfeited, other than any distributions declared with a record date prior to the effective date of the forfeiture.

SECTION 3.    REDEMPTION OF FV LTIP UNITS

3.1  Redemption Right

        Except as otherwise set forth in the relevant Award Agreement or other separate agreement entered into between the Administrator and a Participant, and subject to the terms and conditions set forth herein or in the Award Agreement, at any time after the second anniversary of the Award Date, each Participant will have the right (the "Redemption Right"), at his or her option, to redeem all or a portion of his or her FV LTIP Units awarded pursuant to the Plan that have vested and for which the Book-Up Target reached zero on or before such date in exchange for either, at the option of the Property Partnership, (i) an amount of cash equal to the Redemption Amount, (ii) a number of BPR Class A Shares equal to the number of such FV LTIP Units being redeemed, or (iii) a number of BPY Units equal to the number of such FV LTIP Units being redeemed. The Property Partnership may consider a Participant's Equity Preference in determining what to deliver in exchange for any redeemed FV LTIP Units, but it has no obligation to do so. Each FV LTIP Unit to be redeemed by the Participant must be tendered in accordance with the procedures set out in Section 3.2.

3.2  Redemption Procedures

  (a)
  In order to exercise his or her Redemption Right, a Participant shall deliver to the Property Partnership a notice (the "Redemption Notice") of his or her exercise of the Redemption Right that contains all relevant information (including identification of the specific FV LTIP Units to be redeemed, the Redemption Date and, at the Participant's option, the Participant's Equity Preference), and that is presented together with all related certificates and documents that the Property Partnership or BPY may reasonably require or as may be required by applicable law to effect the Redemption Right, including any certificates representing the FV LTIP Units being redeemed. In any Redemption Notice, in order for such Redemption Notice to be effective, (i) the Participant must covenant and agree with the Property Partnership that all FV LTIP Units with respect to which the Redemption Right is exercised are being delivered free and clear of all liens, claims and encumbrances whatsoever and should any such liens, claims and/or encumbrances exist or arise with respect to FV LTIP Units, the Property Partnership shall be under no obligation to redeem the same and (ii) the Participant must comply with Section 4.7 hereof.

  (b)
  If the Property Partnership elects to redeem the FV LTIP Units for the Redemption Amount in cash, then on the Redemption Date, the Property Partnership will redeem the FV LTIP Units specified in the Redemption Notice and will pay the holder cash in an amount equal to the Redemption Amount.

  (c)
  If the Property Partnership elects to redeem the FV LTIP Units for BPR Class A Shares, then on the Redemption Date, the Property Partnership will deliver a number of BPR Class A Shares equal to the number of such FV LTIP Units being redeemed to the holder of the FV LTIP Units that are being redeemed.

  (d)
  If the Property Partnership elects to redeem the FV LTIP Units for BPY Units, then on the Redemption Date, the Property Partnership will deliver a number of BPY Units equal to the number of such FV LTIP Units being redeemed to the holder of the FV LTIP Units that are being redeemed.

  (e)
  Unless otherwise agreed by the Property Partnership, a Participant's exercise of the Redemption Right will be irrevocable following such Participant's delivery of the Redemption Notice. Upon the surrender of certificates representing more FV LTIP Units than the number of FV LTIP Units to be redeemed under the Redemption Notice, the holder thereof will be entitled, upon request, to receive from the Property Partnership forthwith, without expense to such holder, a new certificate representing the FV LTIP Units not being redeemed at that time.

3.3  Redemption Date

        The date specified in any Redemption Notice as the redemption date (the "Redemption Date") must be a Business Day and must not be less than ten Business Days nor more than twenty Business Days after the date upon which the Redemption Notice is received by the Property Partnership. If no such Business Day is specified in the Redemption Notice, the Redemption Date shall be deemed to be the tenth Business Day after the date on which the Redemption Notice is received by the Property Partnership.

3.4  Restrictions on Redemption

  (a)
  Notwithstanding any other provision of the Plan or any Award Agreement, a Participant (i) shall not be entitled to exercise the Redemption Right to the extent that the right to acquire BPR Class A Shares or BPY Units upon redemption would cause the Participant or any other person to violate any of the restrictions on transfer of BPR Class A Shares or BPY Units set forth in the BPR Charter or BPY Partnership Agreement, respectively, and (ii) shall have no rights under the Plan to acquire BPR Class A Shares or BPY Units which would otherwise be prohibited under the BPR Charter or BPY Partnership Agreement, respectively. To the extent any attempted exercise of the Redemption Right would be in violation of this Section 3.4(a), it shall be null and void ab initio and such Participant shall not acquire any rights or economic interest in the cash or the BPR Class A Shares or BPY Units otherwise payable upon such redemption.

  (b)
  Notwithstanding anything herein to the contrary (but subject to Section 3.4(a)): (i) without the consent of the Administrator otherwise, each Participant may exercise the Redemption Right only one time in each fiscal quarter; (ii) without the consent of the Administrator otherwise, each Participant may not exercise the Redemption Right for fewer than 1,000 FV LTIP Units or, if such Participant holds fewer than 1,000 FV LTIP Units that are vested and otherwise eligible to be redeemed, all of the FV LTIP Units held by such Participant that are vested and otherwise eligible to be redeemed; (iii) without the consent of the Administrator otherwise, each Participant may not exercise the Redemption Right during the period after the record date established in accordance with the Property Partnership LPA for the distribution of cash to holders of FV LTIP Units with respect to a distribution and before the record date established by BPY for a distribution to its unitholders of some or all of its portion of such distribution; and (iv) the consummation of any redemption for BPR Class A Shares or BPY Units pursuant to the Redemption Right shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

3.5  Effect of Exercise of the Redemption Right

        If the Redemption Right has been exercised, at 8:30 a.m. (Eastern Time) on the Redemption Date:

  (a)
  the closing of the redemption contemplated by the Redemption Notice will be deemed to have occurred; and

  (b)
  the Participant who exercised the Redemption Right will cease to be a holder of the FV LTIP Units identified in the Redemption Notice and will not be entitled to exercise any of the rights in respect of such FV LTIP Units, other than the right to receive the Redemption Amount or an equal number of BPR Class A Shares or BPY Units deliverable hereunder and any right to receive distributions payable in respect of such FV LTIP Units with a record date prior to the Redemption Date.

SECTION 4.    GENERAL

4.1  No Right to Service

        Neither participation in the Plan nor any action under the Plan shall be construed to give any Participant a right to be retained in the service of the Employer.

4.2  No Liability for Decrease in Value of FV LTIP Units

        BPG, BPY and their Affiliates, and their directors and officers, shall not be liable to any Participant, beneficiary or legal representative of a Participant for any decrease in the value of a FV LTIP Unit that may occur for any reason.

4.3  Transferability of Awards

        In no event may the rights or interests of a Participant be assigned, encumbered or transferred except:

  (a)
  To the extent that rights may pass to a beneficiary or legal representative of a Participant pursuant to the terms of the Plan upon the death of a Participant; or

  (b)
  As expressly approved by the Administrator.

4.4  Adjustments

        In the event of any event or transaction involving BPY, the Property Partnership or BPR and/or an Affiliate of any of such entities (including, but not limited to, a change in the FV LTIP Units, BPY Units or BPR Class A Shares) such as a merger, consolidation, reorganization, recapitalization, separation, extraordinary dividend, stock or unit split, reverse stock or unit split, split up, spin-off, combination of stock or units, exchange of stock or units, distribution in kind, amalgamation, or other like change in capital structure (other than regular cash or stock distributions to securityholders), or any similar event or transaction, the Administrator, to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, in its sole discretion, the number and kind of FV LTIP

Units, BPY Units, BPR Class A Shares or other property that may be issued under the Plan or under particular forms of awards, the number and kind of FV LTIP Units, BPY Units, BPR Class A Shares or other property subject to outstanding awards and/or other value determinations applicable to the Plan or outstanding awards. In the event of any such transaction (except a Change of Control) involving the Property Partnership as a result of which the FV LTIP Units are converted or exchanged into the right to receive securities of another entity or other property, then, unless otherwise agreed by the Property Partnership, all outstanding vested FV LTIP Units shall be redeemed for cash pursuant to the Plan immediately prior to the consummation of such transaction.

4.5  Change of Control

        Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, the Administrator shall make one or more of the following adjustments to the terms and conditions of outstanding awards: (i) continuation or assumption of such outstanding awards under the Plan by the Property Partnership or the surviving entity of BPY or the Property Partnership or the parent of such entity; (ii) substitution by the Property Partnership or the surviving entity of BPY or the Property Partnership or the parent of such entity of awards with substantially the same terms for such outstanding awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under outstanding awards immediately prior to the occurrence of such event; (iv) upon written notice, provide that any outstanding awards must be redeemed, to the extent then redeemable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Administrator (contingent upon the consummation of the event), and at the end of such period, such awards shall terminate to the extent not so redeemed within the relevant period; and (v) cancellation of all or any portion of outstanding awards for fair value (as determined in the sole discretion of the Administrator and which may be zero) which, in the case of FV LTIP Units, if the Administrator so determines, may equal the value, if any, of the consideration to be paid in the Change of Control transaction to holders of the same number of BPY Units (or, if no such consideration is paid, Fair Market Value of the same number of BPY Units).

4.6  Currency

        Amounts under the Plan are denominated in U.S. dollars.

4.7  Withholdings

        As a condition of the delivery of any FV LTIP Units pursuant to the Plan, the continued holding of (and distributions and allocations made with respect to) FV LTIP Units, or the delivery of BPR Class A Shares, BPY Units or cash pursuant to a redemption of FV LTIP Units in accordance with the Plan or the lifting or lapse of restrictions on any FV LTIP Units, to the extent any such event gives rise to a federal or other governmental tax withholding obligation on the part of the Employer, BPY, BPR, the Property Partnership, BPG or any Affiliate thereof, or in connection with any other event that gives rise to a federal or other governmental tax withholding or other payment obligation on the part of any such entity relating to an award under the Plan:

  (a)
  unless otherwise instructed by the Participant and consented to by the applicable entity, the applicable entity shall deduct or withhold (or cause to be deducted or withheld) from any cash payment or distribution to be made to the Participant, whether or not pursuant to the Plan;

  (b)
  the applicable entity shall be entitled to require that the Participant remit cash to such entity (through payroll deduction, deductions from distributions or redemption proceeds or otherwise); or

  (c)
  the applicable entity may enter into any other suitable arrangements to withhold, in each case in an amount sufficient in the opinion of such entity to satisfy such withholding or payment obligation.

        Notwithstanding the foregoing, a Participant may elect to satisfy all or part of his or her withholding or other tax obligation, if any, by having the applicable entity withhold or redeem (for no additional consideration and after accounting for any additional withholding obligation thereon) a portion of any FV LTIP Units that he or she was previously awarded and have now vested and for which the Book-Up Target reached zero on or before such date. Such FV LTIP Units shall be valued by reference to the Fair Market Value of an equal number of BPY Units on the date when the obligation to withhold arises.

4.8  Successors and Assigns

        The Plan shall be binding on all successors and assigns of BPG and a Participant, including without limitation, the beneficiary or legal representative of such Participant, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

4.9  Amendment and Termination

        The Administrator may amend, suspend or terminate the Plan or any Award Agreement at any time and in such manner and to such extent as it deems advisable. No such amendment or termination shall materially adversely affect the right of a Participant in respect of any FV LTIP Units granted prior to the date of such amendment or suspension without such Participant's consent.

4.10  Governing Law

        The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be governed by and interpreted and construed in accordance with the laws of the State of New York, without regard to its principles of conflicts of law.

4.11  Section 83 Election

        Each Participant agrees to notify the Employer in writing if such Participant makes the election provided for in Section 83(b) of the Code with respect to any award of FV LTIP Units and to provide a copy of such election to the Employer. The Administrator may require a Participant to make an election provided for in Section 83(b) of the Code with respect to any award of FV LTIP Units as a condition to receiving any such award.

4.12  Section 409A

        Compensation paid or deemed paid under the Plan to Participants who are subject to U.S. federal tax is intended to avoid the imposition of any additional taxes or penalties under Section 409A of the Code, and the Plan shall be construed and interpreted to preserve the intended tax consequences of the Plan. If the Administrator determines that an award, Award Agreement, payment, distribution, or any other action contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, then unless the Administrator specifically provides otherwise, such award, Award Agreement, payment, distribution or other action shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code to the extent determined appropriate by the Administrator, in each case without the consent of or notice to the Participant.

4.13  Effective Date

        The Plan was effective on February 20, 2019.

FIRST AMENDMENT TO THE
BROOKFIELD PROPERTY L.P.
FV LTIP UNIT PLAN

GENERAL

        This First Amendment (this "Amendment") to the Brookfield Property L.P. FV LTIP Unit Plan (the "Plan") is made as of April 18, 2019. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Plan.

AMENDMENT

        Section 4.13 of the Plan is hereby deleted in its entirety, and a new Section 4.13 and Section 4.14 reading as follows are hereby added to the Plan:

  4.13
  Limit on BPR Class A Shares Delivered

          Notwithstanding any other provision of the Plan, under no circumstances may the Property Partnership deliver an aggregate of more than 1,250,000 BPR Class A Shares pursuant to the Plan.

  4.14
  Effective Date

          The Plan was effective on February 20, 2019.

EFFECTIVE DATE OF AMENDMENT

        This Amendment is effective as of April 18, 2019.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 18, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. BROOKFIELD PROPERTY REIT INC. 250 VESEY STREET, 15TH FLOOR NEW YORK, NEW YORK 10281 During The Meeting - Go to www.virtualshareholdermeeting.com/BPR2019 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 18, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E78144-P23932 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY PLEASE SIGN AND DATE THIS PROXY CARD. BROOKFIELD PROPERTY REIT INC. The Board of Directors recommends you vote FOR all director nominees listed in proposal 1. 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! For ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! Abstain 4. To amend and restate our Charter to reduce the rate of dividends payable on (i) the shares of the Company's Class B-1 Stock, par value $0.01 per share, from 10.0% per year of the liquidation amount per share (the "Class B Liquidation Amount") to 6.5% per year of the Class B Liquidation Amount effective as of June 26, 2019 and (ii) the shares of Company's Series B Preferred Stock, par value $0.01 per share, from 10.0% per year of the Class B Liquidation Amount to 8.65% per year of the Class B Liquidation Amount effective as of June 26, 2019. To amend and restate our Charter to clarify certain conversion mechanics relating to the Company's Class A Stock, par value $0.01 per share, acquired by Brookfield Property Partners L.P. (BPY) or an affiliate of BPY. 1a. Caroline M. Atkinson For Against Abstain ! ! ! 1b. Jeffrey M. Blidner 1c. Soon Young Chang 1d. Richard B. Clark 5. ! ! ! 1e. Omar Carneiro da Cunha 1f. Scott R. Cutler 6. To amend and restate our Charter to eliminate authorized common stock, par value $0.01 per share, and implement other ancillary amendments. To approve the Brookfield Property Group Restricted BPR Class A Stock Plan. To approve the Brookfield Property L.P. FV LTIP Unit Plan. ! ! ! ! ! ! ! ! ! 1g. Stephen DeNardo 7. 1h. Louis J. Maroun 1i. Lars Rodert 8. The Board of Directors recommends you vote FOR proposals 2 through 8. NOTE: Authority is hereby given to each of the proxies (and their substitutes), acting individually, to vote in accordance with their best judgment on any other business (including the election of substitute 2. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2019. To amend and restate our Charter to authorize a new class of capital stock known as Class B-2 Stock, par value $0.01 per share. ! ! ! ! ! ! nominees if one of the above nominees becomes unable to serve) as may properly come before the meeting or any adjournment or postponement thereof. 3. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E78145-P23932 BROOKFIELD PROPERTY REIT INC. Annual Meeting of Stockholders June 19, 2019 11:00 AM This proxy is solicited by the Board of Directors The undersigned, revoking all prior proxies, hereby appoints Brian W. Kingston and Bryan K. Davis, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Class A Stock, Series B Preferred Stock, Class B-1 Stock or Class C Stock, as applicable, of BROOKFIELD PROPERTY REIT INC. that the undersigned is entitled to vote, and to act for the undersigned, at the Annual Meeting of Stockholders to be held online at www.virtualshareholdermeeting.com/BPR2019 at 11:00 AM, ET on Wednesday, June 19, 2019, and at any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side